    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2011.

                                                              FILE NO. 033-71686

                                                                       811-08154

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                   / /
POST-EFFECTIVE AMENDMENT NO. 26                               /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 78                                              /X/

                               SEPARATE ACCOUNT A

                           (Exact Name of Registrant)

                         UNION SECURITY LIFE INSURANCE
                              COMPANY OF NEW YORK

                              (Name of Depositor)

                             212 HIGHBRIDGE STREET
                                    SUITE D
                             FAYETTEVILLE, NY 13066

                   (Address of Depositor's Principal Offices)

                                 (315) 637-4232

              (Depositor's Telephone Number, Including Area Code)

                                RICHARD J. WIRTH
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 2, 2011 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /    on              , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART A

MASTERS VARIABLE ANNUITY

SEPARATE ACCOUNT A

ISSUED BY:
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
212 HIGHBRIDGE STREET
SUITE D
FAYETTEVILLE, NY 13066

ADMINISTERED BY:
HARTFORD LIFE INSURANCE COMPANY


ADDRESS UNTIL AUGUST 13, 2011:



PO BOX 5085
HARTFORD, CONNECTICUT 06102-5085



ADDRESS AFTER AUGUST 13, 2011:



PO BOX 14293
LEXINGTON, KY 40512-4293


TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase the Masters Variable Annuity. Please read it carefully before you purchase your variable annuity.

Masters Variable Annuity is a contract between you and Union Security Life Insurance Company of New York (formerly First Fortis Life Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

X  Flexible, because you may add Premium Payments at any time.

X Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

X Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.

If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").

Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

This Contract and its features are no longer available for sale.

--------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 2, 2011



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 2, 2011

2                          UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                                    3
FEE TABLES                                                                     5
HIGHLIGHTS                                                                     7
GENERAL CONTRACT INFORMATION                                                   8
  Union Security Life Insurance Company of New York                            8
  The Separate Account                                                         8
  The Funds                                                                    9
PERFORMANCE RELATED INFORMATION                                               11
  Guarantee Periods                                                           12
THE CONTRACT                                                                  13
  Purchases and Contract Value                                                13
  Charges and Fees                                                            17
  Death Benefit                                                               18
  Surrenders                                                                  20
ANNUITY PAYOUTS                                                               21
OTHER PROGRAMS AVAILABLE                                                      23
OTHER INFORMATION                                                             24
  Legal Proceedings                                                           26
  More Information                                                            26
FEDERAL TAX CONSIDERATIONS                                                    26
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                          32
ACCUMULATION UNIT VALUES                                                      40
FURTHER INFORMATION ABOUT UNION SECURITY LIFE INSURANCE COMPANY OF NEW        42
YORK
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                     119
APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS                    120
APPENDIX II -- INVESTMENTS BY UNION SECURITY                                 122

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                          3

-------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Guarantee Periods.

ACCUMULATION PERIOD: The time after you purchase the Contract until we begin to make Annuity Payouts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.


ADMINISTRATIVE OFFICE: Our overnight mailing address is: 1 Griffin Street North, Windsor, CT 06095-1512. Our standard mailing address is: P.O. Box 5085, Hartford, CT 06102-5085.



AFTER AUGUST 13, 2011, OUR OVERNIGHT ADDRESS WILL BE: THE HARTFORD WEALTH MANAGEMENT -- GLOBAL ANNUITIES, 745 WEST NEW CIRCLE ROAD BUILDING 200, 1ST FLOOR, LEXINGTON, KY 40511. OUR STANDARD MAILING ADDRESS WILL BE: THE HARTFORD WEALTH MANAGEMENT -- GLOBAL ANNUITIES, PO BOX 14293, LEXINGTON, KY 40512-4293.


ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY PERIOD: The time during which we make Annuity Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

GENERAL ACCOUNT: This account holds our company assets and any assets not allocated to a Separate Account.

4                          UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MARKET VALUE ADJUSTMENT: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.

UNION SECURITY: Union Security Life Insurance Company of New York, the company that issued this Contract.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                          5

-------------------------------------------------------------------------------

                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU PURCHASE THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

                                                                       DURING
                                                                    ACCUMULATION
                                                                       PERIOD
--------------------------------------------------------------------------------
Sales Charge Imposed on Purchases (as a percentage of Premium           None
Payments)
Maximum Contingent Deferred Sales Charge (as a percentage of                  7%
Premium Payments) (1)
  First Year (2)                                                              7%
  Second Year                                                                 6%
  Third Year                                                                  5%
  Fourth Year                                                                 4%
  Fifth Year                                                                  3%
  Sixth Year                                                                  2%
  Seventh Year                                                                1%
  Eighth Year                                                                 0%

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2)  Length of time from Premium Payment.

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average               1.25%
 daily Sub-Account value)
 Mortality and Expense Risk Charge
  Administrative Charge                                                    0.10%
  Total Separate Account Annual Expenses                                   1.35%

THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.34%              0.88%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)

6                          UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES, AND TOTAL ANNUAL FUND OPERATING EXPENSES.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


(1)  If you Surrender your Contract at the end of the applicable time period:



1 year                                                                      $894
3 years                                                                   $1,205
5 years                                                                   $1,507
10 years                                                                  $2,586



(2)  If you annuitize at the end of the applicable time period:



1 year                                                                      $229
3 years                                                                     $705
5 years                                                                   $1,207
10 years                                                                  $2,586



(3)  If you do not Surrender your Contract:



1 year                                                                      $229
3 years                                                                     $705
5 years                                                                   $1,207
10 years                                                                  $2,586


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                          7

-------------------------------------------------------------------------------

HIGHLIGHTS

WHAT TYPE OF SALES CHARGE WILL I PAY?

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        7%
          2                        6%
          3                        5%
          4                        4%
          5                        3%
          6                        2%
          7                        1%
      8 or more                    0%

You won't be charged a Contingent Deferred Sales Charge on:

X  The Annual Withdrawal Amount

X Premium Payments or earnings that have been in your Contract for more than seven years

X  Distributions made due to death

X  Distributions under a program for substantially equal periodic payments

X  Most payments we make to you as Annuity Payouts

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

- ADMINISTRATIVE CHARGE -- This is a charge for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

- ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Funds' prospectuses for more complete information.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.
- You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

IS THERE A MARKET VALUE ADJUSTMENT?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."

WHAT INVESTMENT CHOICES ARE AVAILABLE?

You may allocate your Premium Payment or Contract Values among the following investment choices:

-   The variable Sub-Accounts that invest in underlying Funds; and/or

- One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

WILL UNION SECURITY PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

-   The Contract Value of your Contract; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75 birthday, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full

8                          UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.

You must begin to take payouts by the Annuitant's 90th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

-   fixed dollar amount Automatic Annuity Payouts,

-   variable dollar amount Automatic Annuity Payouts, or

- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

GENERAL CONTRACT INFORMATION

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

Union Security Life Insurance Company of New York ("Union Security" or the "Company") is the issuer of the contracts. Union Security is a New York corporation founded in 1971. It is qualified to sell life, health and accident insurance and annuity contracts in New York.

Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") Assurant is the ultimate parent of Union Security Life Insurance Company of New York. Assurant, Inc. is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.

All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.

On April 1, 2001, Union Security entered into an agreement with Hartford Life Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 1, 1993 as "Separate Account A" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

- Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                          9

-------------------------------------------------------------------------------


THE FUNDS



FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY             INVESTMENT ADVISER/SUB-ADVISER
----------------------------------------------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS FUND   Seeks capital appreciation                HL Investment Advisors, LLC
  -- CLASS IA                                                                       Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD SMALL/MID CAP EQUITY HLS FUND   Seeks long-term growth of capital         HL Investment Advisors, LLC
  -- CLASS IA                                                                       Sub-advised by Hartford Investment
                                                                                    Management Company
 HARTFORD SMALLCAP GROWTH HLS FUND --     Seeks long-term capital appreciation      HL Investment Advisors, LLC
  CLASS IA                                                                          Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD U.S. GOVERNMENT SECURITIES HLS  Seeks to maximize total return while      HL Investment Advisors, LLC
  FUND -- CLASS IA                        providing shareholders with a high level  Sub-advised by Hartford Investment
                                          of current income consistent with         Management Company
                                          prudent investment risk
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND -- CLASS IA   Seeks maximum long-term total return      HL Investment Advisors, LLC
                                                                                    Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS FUND   Seeks growth of capital                   HL Investment Advisors, LLC
  -- CLASS IA                                                                       Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD DISCIPLINED EQUITY HLS FUND --  Seeks growth of capital                   HL Investment Advisors, LLC
  CLASS IA                                                                          Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS FUND    Seeks a high level of current income      HL Investment Advisors, LLC
  -- CLASS IA                             consistent with growth of capital         Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD GLOBAL GROWTH HLS FUND --       Seeks growth of capital                   HL Investment Advisors, LLC
  CLASS IA                                                                          Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD GROWTH HLS FUND -- CLASS IA     Seeks long-term capital appreciation      HL Investment Advisors, LLC
                                                                                    Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD HIGH YIELD HLS FUND -- CLASS    Seeks high current income with growth of  HL Investment Advisors, LLC
  IA                                      capital as a secondary objective          Sub-advised by Hartford Investment
                                                                                    Management Company
 HARTFORD INDEX HLS FUND -- CLASS IA      Seeks to provide high current income,     HL Investment Advisors, LLC
                                          and long-term total return                Sub-advised by Hartford Investment
                                                                                    Management Company
 HARTFORD INTERNATIONAL OPPORTUNITIES     Seeks long-term growth of capital         HL Investment Advisors, LLC
  HLS FUND -- CLASS IA                                                              Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD MIDCAP VALUE HLS FUND -- CLASS  Seeks long-term capital appreciation      HL Investment Advisors, LLC
  IA +                                                                              Sub-advised by Wellington Management
                                                                                    Company, LLP
 HARTFORD MONEY MARKET HLS FUND -- CLASS  Maximum current income consistent with    HL Investment Advisors, LLC
  IA*                                     liquidity and preservation of capital     Sub-advised by Hartford Investment
                                                                                    Management Company
 HARTFORD STOCK HLS FUND -- CLASS IA      Seeks long-term growth of capital         HL Investment Advisors, LLC
                                                                                    Sub-advised by Wellington Management
                                                                                    Company, LLP

10                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY             INVESTMENT ADVISER/SUB-ADVISER
----------------------------------------------------------------------------------------------------------------------------
 HARTFORD TOTAL RETURN BOND HLS FUND --   Seeks a competitive total return, with    HL Investment Advisors, LLC
  CLASS IA                                income as a secondary objective           Sub-advised by Hartford Investment
                                                                                    Management Company
 HARTFORD VALUE HLS FUND -- CLASS IA      Seeks long-term total return              HL Investment Advisors, LLC
                                                                                    Sub-advised by Wellington Management
                                                                                    Company, LLP
 FIXED ACCUMULATION FEATURE**             Preservation of Capital                   General Account



+    Closed to new and subsequent Premium Payments and transfers of Contract
     Value.




* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.



** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to C Share and I Share products.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         11

-------------------------------------------------------------------------------

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.


FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.



The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.



As of December 31, 2010, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, DWS Scudder Distrubutors, Inc, Federated Sercurites Corp, HL Investment Advisors, LLC, ING Fund Services, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.



We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.



Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2010, of the annual percentage of the average daily net assets (for instance, in 2010, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $85 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2010, revenue sharing and Rule 12b-1 fees did not exceed approximately $53,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.

Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations

12                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

GUARANTEE PERIODS

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 60 days before the end of your Guarantee Period.

Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

-   the duration of a Guarantee Period,

-   regulatory and tax requirements,

-   sales and administrative expenses we bear,

-   risks we assume,

-   our profitability objectives, and

-   general economic trends.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to distributions on the death of the Annuitant, an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.

The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         13

-------------------------------------------------------------------------------

amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:

    1. Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and

    2. Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.

THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?

This Contract is no longer available for new sales.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium

14                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

- The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

- The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

- The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

-   The amount of any transfers or Surrenders out of the Guarantee Period.

CAN I TRANSFER FROM ONE INVESTMENT CHOICE TO ANOTHER?

Subject to the restrictions below, you may transfer Contract Value:

-   From a Sub-Account to another Sub-Account;

-   From a Sub-Account to a Guarantee Period;

-   From a Guarantee Period to a Sub-Account;

-   From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         15

-------------------------------------------------------------------------------

Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                 PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth           Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any number         Yes
of other Sub-Accounts (dividing the $10,000 among the other
Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to          Yes
any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth            No
Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an
international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET OR TELEPHONE.Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even

16                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         17

-------------------------------------------------------------------------------

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

TRANSFERS BETWEEN THE SUB-ACCOUNTS AND GUARANTEE PERIODS -- You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to a Market Value Adjustment if the transfer is:

- more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

- are not part of a formal Union Security program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

GENERAL ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

- The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

- The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

- Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

NUMBER OF YEARS FROM     CONTINGENT DEFERRED
   PREMIUM PAYMENT           SALES CHARGE
-----------------------------------------------
          1                        7%
          2                        6%
          3                        5%
          4                        4%
          5                        3%
          6                        2%
          7                        1%
      8 or more                    0%

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- FOR REQUIRED MINIMUM DISTRIBUTIONS -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

18                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

-   ON OR AFTER THE ANNUITANT'S 90TH BIRTHDAY.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- UPON DEATH OF THE ANNUITANT OR CONTRACT OWNER -- No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.

- UPON ANNUITIZATION -- The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

- FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS -- We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

-   UPON CANCELLATION DURING THE RIGHT TO CANCEL PERIOD.

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ADMINISTRATIVE CHARGE

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES

We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.

Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         19

-------------------------------------------------------------------------------

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

-   The Contract Value of your Contract; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


If the Death Benefit is $50,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. THE INTEREST RATE IS BASED UPON THE ANALYSIS OF INTEREST RATES CREDITED TO FUNDS LEFT ON DEPOSIT WITH OTHER INSURANCE COMPANIES UNDER PROGRAMS SIMILAR TO THE HARTFORD'S SAFE HAVEN PROGRAM. IN DETERMINING THE INTEREST RATE, WE ALSO FACTOR IN THE IMPACT OF OUR PROFITABILITY, GENERAL ECONOMIC TRENDS, COMPETITIVE FACTORS AND ADMINISTRATIVE EXPENSES. THE INTEREST RATE CREDIT IS NOT THE SAME RATE EARNED ON ASSETS IN THE FIXED ACCUMULATION FEATURE OR PERSONAL PENSION ACCOUNT AND IS NOT SUBJECT TO MINIMUM INTEREST RATES PRESCRIBED BY STATE NON-FORFEITURE LAWS. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.


The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract

20                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

- The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form via facsimile.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         21

-------------------------------------------------------------------------------

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want to receive Annuity Payouts?

-   What level of Assumed Investment Return should you choose?

-   Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

1. WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2. WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

JOINT AND FULL SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.

JOINT AND 1/2 CONTINGENT SURVIVOR LIFE ANNUITY

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

-   YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN.

- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

22                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

3.    HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semiannually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

DO YOU WANT FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS OR A COMBINATION OF BOTH?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

-   the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893%.

COMBINATION ANNUITY PAYOUTS -- You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         23

-------------------------------------------------------------------------------

OTHER PROGRAMS AVAILABLE

We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

INVESTEASE(R) -- InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.

STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature, or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA

24                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

OTHER PROGRAM CONSIDERATIONS

- You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund;

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund;

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

- Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

-   These Programs may be adversely affected by Fund trading policies.

OTHER INFORMATION

ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         25

-------------------------------------------------------------------------------

Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Woodbury Financial Services ("WFS") serves as principal underwriter for the Contracts. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of Financial Industry Regulatory Authority (FINRA). The principal business address of WFS is 7755 3rd Street North, Oakdale, MN 55128.

Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with Woodbury. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).

Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.

We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (4) override payments and bonuses; (5) personnel education or training; (6) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (7) shareholder services, including sub-accounting and the preparation of account statements and other communications.

We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.

Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.


Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2010, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:


AIG Advisors Group, Inc.(FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.


For the fiscal year ended December 31, 2010, Additional Payments did not in the aggregate exceed approximately

26                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


$421 thousand (excluding corporate-sponsorship related perquisites) or approximately 0.04% based on average assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of Union Security Life Insurance Company of New York as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


LEGAL PROCEEDINGS

We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination, or investigation and although no assurances can be given, we do no believe that any pending matter will have a material adverse effect on our financial condition or results of operations.


As previously disclosed by the Parent, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed with the SEC regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3.5 million and enjoining the Parent from violating the aforementioned federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010 and the Parent paid the penalty.


As part of the settlement, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940.


MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address below:


ADDRESS UNTIL AUGUST 13, 2011:



The Hartford Wealth Management -- Global Annuities
PO Box 5085
Hartford, Connecticut 06102-5085



ADDRESS AFTER AUGUST 13, 2011:



The Hartford Wealth Management -- Global Annuities
PO Box 14293
Lexington, KY 40512-4293


Telephone:  1-800-862-6668 (Contract Owners)
            1-800-862-7155 (Registered Representatives)

FINANCIAL STATEMENTS

You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly will not file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         27

-------------------------------------------------------------------------------

arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS


Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:


- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

28                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.


ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".


iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         29

-------------------------------------------------------------------------------

      any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:


       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.


       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.


       3.   Distributions attributable to a taxpayer's becoming disabled.



       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).


       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraphe.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

30                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

iv.  Civil Union or Domestic Partner

      Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code
      Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments, and

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         31

-------------------------------------------------------------------------------

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

       1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

       2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely

32                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

           manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         33

-------------------------------------------------------------------------------

such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the

34                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         35

-------------------------------------------------------------------------------

tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

36                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($16,500 for 2010). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         37

-------------------------------------------------------------------------------

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable

38                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         39

-------------------------------------------------------------------------------

NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

40                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.


                                                            AS OF DECEMBER 31,
SUB-ACCOUNT                        2010           2009           2008           2007           2006
----------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $3.770         $2.933         $4.349         $4.134         $3.785
  Accumulation Unit Value at
   end of period                   $4.171         $3.770         $2.933         $4.349         $4.134
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      66             78            103            147            175
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.932         $1.344         $2.504         $2.173         $1.889
  Accumulation Unit Value at
   end of period                   $2.221         $1.932         $1.344         $2.504         $2.173
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      51             63             72             55             89
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $21.255        $17.147        $27.706        $25.920        $23.363
  Accumulation Unit Value at
   end of period                  $23.916        $21.255        $17.147        $27.706        $25.920
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      25             33             42             53             63
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.418         $1.153         $1.729         $1.619         $1.363
  Accumulation Unit Value at
   end of period                   $1.584         $1.418         $1.153         $1.729         $1.619
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      27             25             29             33             40
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $22.459        $16.783        $35.782        $29.003        $25.755
  Accumulation Unit Value at
   end of period                  $25.316        $22.459        $16.783        $35.782        $29.003
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      10             11             17             22             26
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.166         $0.880         $1.533         $1.330         $1.289
  Accumulation Unit Value at
   end of period                   $1.373         $1.166         $0.880         $1.533         $1.330
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      20             --             --             --              4
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $6.023         $4.711         $8.788         $6.870         $6.214
  Accumulation Unit Value at
   end of period                   $6.987         $6.023         $4.711         $8.788         $6.870
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     202            228            126            144            166
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $17.085        $11.509        $15.602        $15.386        $14.028
  Accumulation Unit Value at
   end of period                  $19.578        $17.085        $11.509        $15.602        $15.386
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      11             15             18             27             31
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $16.990        $13.652        $22.003        $21.199        $18.611
  Accumulation Unit Value at
   end of period                  $19.232        $16.990        $13.652        $22.003        $21.199
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      36             39             47             61             73

                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                        2005           2004           2003           2002           2001
-------------------------------  --------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $3.578         $3.495         $2.990         $3.515         $3.737
  Accumulation Unit Value at
   end of period                   $3.785         $3.578         $3.495         $2.990         $3.515
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     224            369            580            637            802
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.657         $1.407         $1.000             --             --
  Accumulation Unit Value at
   end of period                   $1.889         $1.657         $1.407             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      94            100             13             --             --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $22.219        $20.774        $16.345        $21.989        $24.231
  Accumulation Unit Value at
   end of period                  $23.363        $22.219        $20.774        $16.345        $21.989
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      93            127            197            262            133
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.302             --             --             --             --
  Accumulation Unit Value at
   end of period                   $1.363             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      24             --             --             --             --
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $25.446        $21.640        $16.178        $20.373        $24.754
  Accumulation Unit Value at
   end of period                  $25.755        $25.446        $21.640        $16.178        $20.373
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      32             41             49             69             86
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.228             --             --             --             --
  Accumulation Unit Value at
   end of period                   $1.289             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      23             --             --             --             --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $5.416         $4.684         $3.302         $4.626         $6.079
  Accumulation Unit Value at
   end of period                   $6.214         $5.416         $4.684         $3.302         $4.626
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     195            256            291            424            560
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.923        $13.139        $10.811        $11.763        $11.611
  Accumulation Unit Value at
   end of period                  $14.028        $13.923        $13.139        $10.811        $11.763
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      47             66             72             96            117
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $18.051        $16.574        $13.111        $17.136        $19.807
  Accumulation Unit Value at
   end of period                  $18.611        $18.051        $16.574        $13.111        $17.136
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      95            154            284            400            545

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         41

-------------------------------------------------------------------------------


                                                            AS OF DECEMBER 31,
SUB-ACCOUNT                        2010           2009           2008           2007           2006
----------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $2.058         $1.563         $2.743         $2.182         $1.777
  Accumulation Unit Value at
   end of period                   $2.325         $2.058         $1.563         $2.743         $2.182
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     192            189            292            366            207
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.271             --             --             --             --
  Accumulation Unit Value at
   end of period                  $12.297             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      22             --             --             --             --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.824         $1.848         $1.834         $1.771         $1.715
  Accumulation Unit Value at
   end of period                   $1.800         $1.824         $1.848         $1.834         $1.771
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      58             92            110             45             56
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $12.700         $8.705        $16.602        $15.071        $13.606
  Accumulation Unit Value at
   end of period                  $15.766        $12.700         $8.705        $16.602        $15.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      11             12             21             25             36
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $23.537        $17.621        $28.542        $29.473        $27.956
  Accumulation Unit Value at
   end of period                  $31.711        $23.537        $17.621        $28.542        $29.473
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      11             13             18             24             30
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.309         $0.937         $1.670         $1.599         $1.413
  Accumulation Unit Value at
   end of period                   $1.482         $1.309         $0.937         $1.670         $1.599
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       6              7             33             34             56
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $2.969         $2.616         $2.871         $2.780         $2.688
  Accumulation Unit Value at
   end of period                   $3.149         $2.969         $2.616         $2.871         $2.780
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     111            119            152            218            270
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $24.471        $23.993        $24.477        $23.769        $23.162
  Accumulation Unit Value at
   end of period                  $25.059        $24.471        $23.993        $24.477        $23.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      12             19             15             20             23
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.167         $0.951         $1.461         $1.359         $1.131
  Accumulation Unit Value at
   end of period                   $1.320         $1.167         $0.951         $1.461         $1.359
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     260              3              2              2             26

                                                          AS OF DECEMBER 31,
SUB-ACCOUNT                        2005           2004           2003           2002           2001
-------------------------------  -------------------------------------------------------------------------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.572         $1.349         $1.000             --             --
  Accumulation Unit Value at
   end of period                   $1.777         $1.572         $1.349             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     239            311            383             --             --
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 --             --             --             --             --  (a)
  Accumulation Unit Value at
   end of period                       --             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      --             --             --             --             --
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.690         $1.697         $1.707         $1.705         $1.664
  Accumulation Unit Value at
   end of period                   $1.715         $1.690         $1.697         $1.707         $1.705
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     128            165            332            740          1,093
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.192        $11.850         $9.165        $10.685        $11.303
  Accumulation Unit Value at
   end of period                  $13.606        $13.192        $11.850         $9.165        $10.685
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      54             80             87             78             87
HARTFORD SMALLCAP GROWTH HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $25.523        $22.412        $15.138        $21.561        $27.382
  Accumulation Unit Value at
   end of period                  $27.956        $25.523        $22.412        $15.138        $21.561
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      36             50             60             84            133
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.307         $1.271         $1.000             --             --
  Accumulation Unit Value at
   end of period                   $1.413         $1.307         $1.271             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     191            184            193             --             --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $2.660         $2.577         $2.422         $2.230         $2.080
  Accumulation Unit Value at
   end of period                   $2.688         $2.660         $2.577         $2.422         $2.230
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                     421            679            580          1,118            758
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period            $23.118        $22.957        $22.780        $20.852        $19.655
  Accumulation Unit Value at
   end of period                  $23.162        $23.118        $22.957        $22.780        $20.852
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                      32             44             75            150            108
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.081             --             --             --             --
  Accumulation Unit Value at
   end of period                   $1.131             --             --             --             --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       3             --             --             --             --



(a)  Inception date July 30, 2010.

42                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

FURTHER INFORMATION ABOUT UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK


ITEM 3.  RISK FACTORS



Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.



Amounts in this section are presented in U.S. dollars and in thousands, except for number of shares.



GENERAL ECONOMIC, FINANCIAL MARKET AND POLITICAL CONDITIONS MAY MATERIALLY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS. PARTICULARLY, DIFFICULT CONDITIONS IN FINANCIAL MARKETS AND THE GLOBAL ECONOMY MAY NEGATIVELY AFFECT THE RESULTS OF ALL OF THE COMPANY.



General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, increases in prices or in the rate of inflation, continuing high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the markets. Specifically, during periods of economic downturn:



- individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, (iii) choose to reduce the amount of coverage they purchase, and (iv) in the case of business customers have fewer employees requiring insurance coverage due to reductions in their staffing levels;



- disability insurance claims and claims on other specialized insurance products tend to rise;



- clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums and the collection of receivables such as unearned premiums.



A.M. BEST RATES THE FINANCIAL STRENGTH OF THE COMPANY, AND A.M. BEST, MOODY'S AND S&P RATE THE FINANCIAL STRENGTH OF MANY OF THE COMPANY'S AFFILIATES, AND A DECLINE IN THESE RATINGS COULD AFFECT OUR STANDING IN THE INSURANCE INDUSTRY AND CAUSE OUR SALES AND EARNINGS TO DECREASE.



Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best, Moody's and S&P ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings. For example, Moody's lowered the financial strength rating of certain life and health insurance affiliates of the Company from A2 to A3 citing uncertainty surrounding the viability of several of Assurant's core insurance products as a result of changes in the health insurance marketplace due to Health Care Reform.



Any reduction in our ratings could be materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.



As of December 31, 2010, contracts representing approximately 14% of the Company's net earned premiums contain provisions requiring the Company to maintain minimum A.M. Best financial strength ratings of "A-" or better. The Company's clients may terminate the agreements and in some instances recapture in force business if the Company's ratings fall below "A-".



The Company is also subject to additional risks associated with its business. These risks include, among others:



- RELIANCE ON RELATIONSHIPS WITH SIGNIFICANT CLIENTS, DISTRIBUTIONS AND OTHER PARTIES. If our significant clients, distributors and other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services, which may lead to decreased sales of products and services.



- FAILURE TO ATTRACT AND RETAIN SALES REPRESENTATIVES OR DEVELOP AND MAINTAIN DISTRIBUTIONS SOURCES. Our sales representatives interface with clients and third party distributors. Our inability to attract and retain our sales representatives or an interruption in, or changes to, our relationships with various third-party distributors could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition. In addition, our ability to market our products and services depends on our ability to tailor our channels of distribution to comply with changes in the regulatory environment.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         43

-------------------------------------------------------------------------------


- FAILURE TO ACCURATELY PREDICT BENEFITS AND OTHER COSTS AND CLAIMS. We may be unable to accurately predict benefits, claims and other costs or to manage such costs through our loss limitation methods, which could have a material adverse effect on our results of operations and financial condition if claims substantially exceed our expectations.



- CHANGES IN REGULATION. Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.



In March 2010, President Obama signed the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, and the rules and regulations thereunder (together, "the Affordable Care Act") into law. Provisions of the Affordable Care Act and related reforms have and will become effective at various dates over the next several years and will make sweeping and fundamental changes to the U.S. health care system that are expected to significantly affect the health insurance industry. Although the Company cannot predict or quantify the precise effects of the Affordable Care Act on its business, they will include, in particular, a requirement that the Company or its parent or affiliates pay rebates to customers if the loss ratios for some of its products lines are less than specified percentages; the need to reduce commissions, and the consequent risk that insurance producers may sell less of the Company or its parent or affiliates' products than they have in the past; changes in the benefits provided under some products; limits on lifetime and annual benefit maximums; a prohibition from imposing any pre-existing condition exclusion as it applies to enrollees under the age of 19 who apply for coverage; limits on the ability to rescind coverage for persons who have misrepresented or omitted material information when they applied for coverage and, after January 1, 2014, elimination of the Company or its parent or affiliates' ability to underwrite health insurance products with certain narrow exceptions; a requirement to offer coverage to any person who applies for such coverage; increased costs to modify and/or sell products; intensified competitive pressures that limit the ability to increase rates due to state insurance exchanges; significant risk of customer loss; new and higher taxes and fees; and the need to operate with a lower expense structure at both the business segment and enterprise level.



- REINSURER'S FAILURE TO FULFILL OBLIGATIONS. In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2001 the Parent sold the insurance operations of its FFG division to The Hartford and in 2000 the Parent sold our LTC division to John Hancock, now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers become insolvent, we would be exposed to the risk that the assets in the trust and/or the separate accounts would be insufficient to support the liabilities that would revert to us.



The A.M. Best ratings of The Hartford and John Hancock are currently A and A+, respectively. A.M. Best maintains a stable outlook on The Hartford's financial strength ratings and a negative outlook on John Hancock's financial strength ratings.



We also have the risk of becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.



- RISKS RELATED TO LITIGATION AND REGULATORY ACTIONS. From time to time we may be involved in various regulatory investigations and examinations relating to our insurance and other related business operations. We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.



The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.



As part of a previously disclosed settlement between the Parent and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.

44                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse affect on our business, results of operations or financial condition.



For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2010 Annual Report on Form 10-K filed with the SEC and available on Assurant's website at www.assurant.com.



ITEM 10.  INTERESTS OF NAMED EXPERTS AND COUNSEL



Stephen W. Gauster, Esq., who has given a legal opinion as to the validity of the Contracts, serves as Secretary of the Company and owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.



ITEM 11.  INFORMATION WITH RESPECT TO THE REGISTRANT



(A) DESCRIPTION OF THE BUSINESS



LEGAL ORGANIZATION



Union Security Life Insurance Company of New York is a stock life insurance company formed in 1971 and organized under the laws of the State of New York. It is a direct wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which owns and operates companies that provide specialized insurance products and related services in North America and select worldwide markets. Assurant is traded on the New York Stock Exchange under the symbol AIZ.



In this report, references to the "Company," "Union Security Life," "we," "us" or "our" refer to Union Security Life Insurance Company of New York.



BUSINESS ORGANIZATION



Union Security Life, which is licensed to sell life, health and annuity insurance only in the state of New York, writes insurance products that are marketed in New York, mainly by the Assurant Employee Benefits, Assurant Solutions and Assurant Specialty Property operating segments (see Assurant's 2010 Form 10-K for a full description of each of these segments). Within the Assurant Employee Benefits segment, we write group life, group dental, group long-term disability and group short-term disability insurance products. Within the Assurant Solutions segment, we market, sell and issue credit life and credit disability products. Within the Assurant Specialty Property segment, we market, sell and issue Mortgage Accident products. Of our total gross revenues, less net realized losses on investments, generated during 2010, approximately 92% was from the Assurant Employee Benefits segment, approximately 7% from the Assurant Solutions segment, and the remaining from the other Assurant segments. It is possible that our sales of credit life and credit disability for the Assurant Solutions segment will decline, as almost all of the largest credit card issuing institutions in the U.S. have switched from offering credit insurance to their credit card customers to offering their own banking-approved debt protection programs. Debt protection is not an insurance product, but rather a service that is voluntarily added by customers as an addendum to a loan.



As a direct wholly-owned subsidiary of Assurant, Union Security Life does not have any publicly issued equity or debt securities. We are however, subject to certain filing requirements under the federal securities laws, because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered with the SEC as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as Fortis Financial Group ("FFG"), to The Hartford. This sale was accomplished by means of coinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.



As of December 31, 2010, we had approximately 11 employees in our sales offices in New York, New York. In addition, two Assurant employees, subject to a lease arrangement, spent at least a portion of their time working for us at our headquarters in Fayetteville, New York. We believe that employee relations are satisfactory.



For additional information that relates to Assurant's businesses, we refer you to Assurant's 2010 Annual Report on Form 10-K filed with the SEC and available on the SEC's website at www.sec.gov or through Assurant's website at www.assurant.com.



(B) DESCRIPTION OF THE PROPERTY



Our Parent leases office space for the Company in Fayetteville, New York that serves as our headquarters. We also have employees at our Parent headquarters in New York City that serves as our sales office for our employee benefits products. We believe that our leased properties are adequate for our current business operations.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         45

-------------------------------------------------------------------------------


(C) LEGAL PROCEEDINGS



The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. See Note 16 to the Notes to the Financial Statements for a description of certain matters. The Company may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial position, results of operations, or cash flows.



(D) NOT APPLICABLE.

46                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


(E) FINANCIAL STATEMENTS



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York:



In our opinion, the accompanying balance sheets and the related statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York (the "Company"), a direct wholly-owned subsidiary of Assurant, Inc. at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than temporary impairment of debt securities on April 1, 2009.



PRICEWATERHOUSECOOPERS LLP
New York, New York
April 28, 2011

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         47

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                         AT DECEMBER 31, 2010 AND 2009



                                   DECEMBER 31,                DECEMBER 31,
                                       2010                        2009
                                           (IN THOUSANDS EXCEPT PER
                                           SHARE AND SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities
  available for sale, at fair
  value (amortized cost --
  $118,003 in 2010 and
  $101,309 in 2009)                    $124,399                    $106,623
 Equity securities available
  for sale, at fair value
  (cost -- $7,607 in 2010 and
  $7,791 in 2009)                         7,802                       7,574
 Commercial mortgage loans on
  real estate, at amortized
  cost                                   26,268                      27,302
 Policy loans                               142                          78
 Short-term investments                     165                       3,891
 Other investments                        1,001                       1,432
                                    -----------                 -----------
            TOTAL INVESTMENTS           159,777                     146,900
                                    -----------                 -----------
 Cash and cash equivalents                1,921                       2,807
 Premiums and accounts
  receivable, net                         2,465                       3,287
 Reinsurance recoverables               142,403                     130,074
 Due from affiliates                        180                          --
 Accrued investment income                1,734                       1,585
 Deferred acquisition costs                 461                         595
 Deferred income taxes, net                  --                         363
 Goodwill                                   324                       1,114
 Other assets                                43                          48
 Assets held in separate
  accounts                               12,558                      12,821
                                    -----------                 -----------
                 TOTAL ASSETS          $321,866                    $299,594
                                    -----------                 -----------
LIABILITIES
 Future policy benefits and
  expenses                             $114,393                     $72,713
 Unearned premiums                        5,539                       9,391
 Claims and benefits payable            124,115                     131,243
 Commissions payable                      2,395                       2,098
 Reinsurance balances payable               293                         994
 Funds held under reinsurance                94                         104
 Deferred gain on disposal of
  businesses                              3,576                       3,244
 Accounts payable and other
  liabilities                             3,836                       3,733
 Due to affiliates                           --                       1,807
 Deferred income taxes, net                 450                          --
 Tax payable                                236                         765
 Liabilities related to
  separate accounts                      12,558                      12,821
                                    -----------                 -----------
            TOTAL LIABILITIES           267,485                     238,913
                                    -----------                 -----------
COMMITMENTS AND CONTINGENCIES
 (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $20
  per share, 100,000 shares
  authorized, issued, and
  outstanding                             2,000                       2,000
 Additional paid-in capital              43,006                      43,006
 Retained earnings                        4,983                      12,255
 Accumulated other
  comprehensive income                    4,392                       3,420
                                    -----------                 -----------
   TOTAL STOCKHOLDER'S EQUITY            54,381                      60,681
                                    -----------                 -----------
        TOTAL LIABILITIES AND
         STOCKHOLDER'S EQUITY          $321,866                    $299,594
                                    -----------                 -----------



             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

48                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008



                                                  YEARS ENDED DECEMBER 31,
                                            2010            2009            2008
                                                       (IN THOUSANDS)
----------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                            $38,641         $42,841         $64,853
 Net investment income                        7,891           8,161           8,810
 Net realized gains (losses) on
  investments, excluding
  other-than-temporary impairment losses         61            (415)           (979)
  Total other-than-temporary impairment
   losses                                      (124)           (376)         (5,094)
  Portion of loss (gain) recognized in
   other comprehensive income, before
   taxes                                         19             (35)             --
                                          ---------       ---------       ---------
 Net other-than-temporary impairment
  losses recognized in earnings                (105)           (411)         (5,094)
 Amortization of deferred gain on
  disposal of businesses                       (332)            424             744
 Fees and other income                          649             593              80
                                          ---------       ---------       ---------
                          TOTAL REVENUES     46,805          51,193          68,414
                                          ---------       ---------       ---------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                       20,445          25,993          39,627
 Amortization of deferred acquisition
  costs                                         831             986           1,444
 Underwriting, general and
  administrative expenses                    12,961          11,936          17,146
 Goodwill impairment                            790             924              --
                                          ---------       ---------       ---------
     TOTAL BENEFITS, LOSSES AND EXPENSES     35,027          39,839          58,217
                                          ---------       ---------       ---------
 Income before provision for income
  taxes                                      11,778          11,354          10,197
 Provision for income taxes                   4,050           3,916           3,815
                                          ---------       ---------       ---------
                              NET INCOME     $7,728          $7,438          $6,382
                                          ---------       ---------       ---------



             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         49

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008



                                                                                               ACCUMULATED
                                                                                                  OTHER
                                                          ADDITIONAL                          COMPREHENSIVE
                                      COMMON                PAID-IN                           INCOME (LOSS)
                                       STOCK                CAPITAL           RETAINED
                                                                              EARNINGS                               TOTAL
                                                                        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2008               $2,000                $43,006             $6,903            $1,234            $53,143
 Dividends                                 --                     --             (4,303)               --             (4,303)
 Comprehensive income:
  Net income                               --                     --              6,382                --              6,382
  Other comprehensive income:
   Net change in unrealized
    gains on securities, net of
    taxes of $2,979                        --                     --                 --            (5,533)            (5,533)
                                                                                                                   ---------
   Total comprehensive income                                                                                            849
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2008      $ 2,000               $ 43,006            $ 8,982          $ (4,299)          $ 49,689
 Dividends                                 --                     --             (4,399)               --             (4,399)
 Cumulative effect of change in
  accounting principles (Note 2)           --                     --                234              (234)                --
 Comprehensive income:
  Net income                               --                     --              7,438                --              7,438
  Other comprehensive income:
   Net change in unrealized
    losses on securities, net of
    taxes of $(4,035)                      --                     --                 --             7,802              7,802
   Net change in
    other-than-temporary
    impairment gains recognized
    in other comprehensive
    income, net of taxes of
    $(81)                                                                                             151                151
                                                                                                                   ---------
  Total other comprehensive
   income                                                                                                              7,953
                                                                                                                   ---------
   Total comprehensive income                                                                                         15,391
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2009      $ 2,000               $ 43,006           $ 12,255           $ 3,420           $ 60,681
 Dividends                                 --                     --            (15,000)               --            (15,000)
 Comprehensive income:
  Net income                               --                     --              7,728                --              7,728
  Other comprehensive income:
   Net change in unrealized
    gains on securities, net of
    taxes of $(532)                        --                     --                 --               989                989
   Net change in
    other-than-temporary
    impairment losses recognized
    in other comprehensive
    income, net of taxes of $10                                                                       (17)               (17)
                                                                                                                   ---------
  Total other comprehensive
   income                                                                                                                972
                                                                                                                   ---------
   Total comprehensive income                                                                                          8,700
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2010       $2,000                $43,006             $4,983            $4,392            $54,381
                                      -------              ---------          ---------          --------          ---------



             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

50                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENT OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008



                                          YEARS ENDED DECEMBER 31,
                                    2010            2009            2008
                                               (IN THOUSANDS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                          $7,728          $7,438          $6,382
 Adjustments to reconcile net
  income to net cash provided by
  (used in) operating
  activities:
 Change in reinsurance
  recoverable                       (12,329)        (20,943)         (2,310)
 Change in premiums and accounts
  receivable                         (1,165)          1,076             409
 Change in deferred acquisition
  costs                                 134             328             114
 Change in accrued investment
  income                               (149)            (69)             30
 Change in insurance policy
  reserves and expenses              30,700           9,027           4,999
 Change in accounts payable and
  other liabilities                     103            (982)            151
 Change in commissions payable          297          (2,584)            257
 Change in reinsurance balances
  payable                              (701)            280            (647)
 Change in funds held under
  reinsurance                           (10)             36              (7)
 Amortization of deferred gain
  on disposal of businesses             332            (424)           (744)
 Change in income taxes                (238)          1,129           1,862
 Net realized losses on
  investments                            44             826           6,073
 Goodwill impairment                    790             924              --
 Other                                  141            (211)            (13)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY (USED IN)
            OPERATING ACTIVITIES     25,677          (4,149)         16,556
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities
  available for sale                  8,619           9,666          19,499
 Equity securities available for
  sale                                  635             960           2,921
 Maturities, prepayments, and
  scheduled redemption of:
 Fixed maturity securities
  available for sale                  6,140           4,851           5,886
 Purchase of:
 Fixed maturity securities
  available for sale                (31,492)        (19,303)        (24,454)
 Equity securities available for
  sale                                 (446)           (603)         (5,263)
 Change in commercial mortgage
  loans on real estate                  888           1,094           2,350
 Change in short-term
  investments                         3,726           2,979          (6,282)
 Change in other invested assets        431             397             362
 Change in policy loans                 (64)             (5)             31
                                  ---------       ---------       ---------
  NET CASH (USED IN) PROVIDED BY
            INVESTING ACTIVITIES    (11,563)             36          (4,950)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Dividends paid                     (15,000)         (4,399)         (4,303)
                                  ---------       ---------       ---------
      NET CASH USED IN FINANCING
                      ACTIVITIES    (15,000)         (4,399)         (4,303)
                                  ---------       ---------       ---------
 Change in cash and cash
  equivalents                          (886)         (8,512)          7,303
 Cash and cash equivalents at
  beginning of period                 2,807          11,319           4,016
                                  ---------       ---------       ---------
 Cash and cash equivalents at
  end of period                      $1,921          $2,807         $11,319
                                  ---------       ---------       ---------
Supplemental information:
 Income taxes paid, net of
  refunds                            $4,289          $2,788          $1,952
                                  ---------       ---------       ---------



             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         51

-------------------------------------------------------------------------------


1. NATURE OF OPERATIONS



Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.



The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION



The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.



USE OF ESTIMATES



The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.



COMPREHENSIVE INCOME (LOSS)



Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.



RECLASSIFICATIONS



Certain prior period amounts have been reclassified to conform to the 2010 presentation.



FAIR VALUE



The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.



INVESTMENTS



Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses, less deferred income taxes, are included in accumulated other comprehensive income (loss) ("AOCI").



Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.



The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

52                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.



Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.



Other investments consist primarily of investments in certified capital companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.



The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.



Realized gains and losses on sales of investments are recognized on the specific identification basis.



Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.



The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.



CASH AND CASH EQUIVALENTS



The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.



UNCOLLECTIBLE RECEIVABLE BALANCE



The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.



REINSURANCE



Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds substantial collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.



Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.



Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.



INCOME TAXES



The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.



Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         53

-------------------------------------------------------------------------------


applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.



The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.



DEFERRED ACQUISITION COSTS



The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.



Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.



Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.



Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.



GOODWILL



Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.



The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.



In the fourth quarters of 2010 and 2009, the Company conducted its annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that the net book value of its goodwill exceeded its estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $790 impairment charge. During 2009, the Company concluded that the net book value of its goodwill exceeded its estimated fair value and recorded a $924 impairment charge after performing a Step 2 test. See Notes 4 and 13 for further information.



OTHER ASSETS



Other assets primarily include prepaid items and intangible assets. Other intangible assets that have finite lives, including but not limited to customer relationships, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2010 or 2009.

54                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


SEPARATE ACCOUNTS



Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.



Prior to April 2, 2001, Fortis Financial Group ("FFG") had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").



RESERVES



Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.



Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.



Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available we believe our reserve estimates are adequate.



Long Duration Contracts



The Company's long duration contracts include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and long-term care contracts).



Risks related to the reserves recorded for all long duration have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.



Short Duration Contracts



The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.



For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.



Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         55

-------------------------------------------------------------------------------


DEFERRED GAIN ON DISPOSAL OF BUSINESSES



The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Parent sold its long-term care ("LTC") business using a coinsurance contract. On April 2, 2001, the Parent sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sales did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. In 2010, the Company re-established $785 of FFG deferred gain based on its annual review.



PREMIUMS



Long Duration Contracts



Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.



Short Duration Contracts



The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, dental, and credit life and disability.



TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES



For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.



FEES AND OTHER INCOME



The Company derives fees and other income primarily from providing administrative services. These fees are recognized monthly when services are performed.



UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES



Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.



LEASES



The Company records expenses for operating leases on a straight-line basis over the lease term.



CONTINGENCIES



The Company follows the guidance on contingencies, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.



RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED



On January 1, 2010, the Company adopted the new guidance on the accounting for a variable interest entity ("VIE"). This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.



On July 1, 2009, the Company adopted the new guidance that establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all

56                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. References to accounting guidance contained in the Company's financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.



On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.



On April 1, 2009, the Company adopted the new OTTI guidance. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income (loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $234 (after-tax) in retained earnings and a decrease of $234 (after-tax) in AOCI. See Note 3 for further information.



On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity, requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.



On January 1, 2009, the Company adopted the revised business combinations guidance. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into a business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.



On January 1, 2009, the Company adopted the new consolidations guidance. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the Parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.



On January 1, 2009, the Company applied the fair value measurements and disclosures guidance for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. TheCompany's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a businesscombination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair valuemeasurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction betweenmarket participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performs its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If Step 1 of the impairment test indicates that the net book value of the reporting unit is greater than the

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         57

-------------------------------------------------------------------------------


estimated fair value, then Step 2 test is required. Step 2 requires that the Company measure the fair value of goodwill of the reporting unit. As mentioned above, the application of this guidance which was used to measure the fair value of goodwill in Step 2 of the goodwill impairment test did not have an impact on the Company's financial position or results of operations.



On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008. The adoption of this guidance did not have an impact on the Company's financial position or results of operations. See Note 4 for further information.



RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED



In October 2010, the FASB issued amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, acquisition costs are defined as costs that are related directly to the successful acquisition of new or renewal insurance contracts. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Therefore, the Company is required to adopt this guidance on January 1, 2012. Prospective application as of the date of adoption is required; however retrospective application to all prior periods presented upon the date of adoption is also permitted, but not required. Early adoption is permitted, but only at the beginning of an entity's annual reporting period. The Company is currently evaluating the requirements of the amendments and the potential impact, if any, on the Company's financial position and results of operations.



3. INVESTMENTS



The following tables show the cost or amortized cost, gross unrealized gains and losses and fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:



                                                                   DECEMBER 31, 2010
                                               COST OR                    GROSS                     GROSS
                                              AMORTIZED                 UNREALIZED               UNREALIZED
                                                COST                      GAINS                    LOSSES
----------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $980                     $128                      $ --
 States, municipalities and political
  subdivisions                                    23,486                    1,546                       (60)
 Foreign governments                                 758                      104                        --
 Asset-backed                                        100                        5                        --
 Commercial mortgage-backed                        4,816                      100                        --
 Residential mortgage-backed                       7,088                      374                      (212)
 Corporate                                        80,775                    5,556                    (1,145)
                                             -----------                 --------                 ---------
       TOTAL FIXED MATURITY SECURITIES          $118,003                   $7,813                   $(1,417)
                                             -----------                 --------                 ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,607                     $555                     $(360)
                                             -----------                 --------                 ---------

                                                  DECEMBER 31, 2010

                                                                   OTTI IN
                                             FAIR VALUE             AOCI
--------------------------------------  --------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities             $1,108             $ --
 States, municipalities and political
  subdivisions                                    24,972               --
 Foreign governments                                 862               --
 Asset-backed                                        105               --
 Commercial mortgage-backed                        4,916               --
 Residential mortgage-backed                       7,250              (43)
 Corporate                                        85,186                6
                                             -----------            -----
       TOTAL FIXED MATURITY SECURITIES          $124,399             $(37)
                                             -----------            -----
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,802             $ --
                                             -----------            -----

58                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


                                                                  DECEMBER 31, 2009
                                               COST OR                    GROSS                    GROSS
                                              AMORTIZED                 UNREALIZED              UNREALIZED
                                                COST                      GAINS                   LOSSES
--------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $452                      $87                    $ --
 States, municipalities and political
  subdivisions                                    23,975                    1,537                      (9)
 Foreign governments                                 760                       85                      --
 Asset-backed                                        144                        6                      --
 Commercial mortgage-backed                        4,905                       97                      (1)
 Residential mortgage-backed                       6,796                      368                     (22)
 Corporate                                        64,277                    3,768                    (602)
                                             -----------                 --------                 -------
       TOTAL FIXED MATURITY SECURITIES          $101,309                   $5,948                   $(634)
                                             -----------                 --------                 -------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,791                     $358                   $(575)
                                             -----------                 --------                 -------

                                                  DECEMBER 31, 2009

                                                                   OTTI IN
                                             FAIR VALUE           AOCI (1)
--------------------------------------  --------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $539             $ --
 States, municipalities and political
  subdivisions                                    25,503               --
 Foreign governments                                 845               --
 Asset-backed                                        150               --
 Commercial mortgage-backed                        5,001               --
 Residential mortgage-backed                       7,142              (22)
 Corporate                                        67,443               12
                                             -----------            -----
       TOTAL FIXED MATURITY SECURITIES          $106,623             $(10)
                                             -----------            -----
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,574             $ --
                                             -----------            -----



(1) Represents the amount of other-than-temporary impairment (losses) gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.



The cost or amortized cost and fair value of fixed maturity securities at December 31, 2010 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                 COST OR
                                                AMORTIZED           FAIR
                                                  COST              VALUE
----------------------------------------------------------------------------
Due in one year or less                             $4,569            $4,683
Due after one year through five years               19,756            21,280
Due after five years through ten years              44,464            45,667
Due after ten years                                 37,210            40,498
                                               -----------       -----------
                                   TOTAL           105,999           112,128
Asset-backed                                           100               105
Commercial mortgage-backed                           4,816             4,916
Residential mortgage-backed                          7,088             7,250
                                               -----------       -----------
                                   TOTAL          $118,003          $124,399
                                               -----------       -----------



Major categories of net investment income were as follows:



                                                 YEARS ENDED DECEMBER 31,
                                            2010           2009           2008
-------------------------------------------------------------------------------------
Fixed maturity securities                   $5,868         $6,012         $6,199
Equity securities                              543            590            578
Commercial mortgage loans on real estate     1,585          1,628          1,908
Policy loans                                    17              6              7
Short-term investments                          10             51            106
Other investments                              101            138            171
Cash and cash equivalents                        2             39            134
                                          --------       --------       --------
                 TOTAL INVESTMENT INCOME     8,126          8,464          9,103
Investment expenses                           (235)          (303)          (293)
                                          --------       --------       --------
                   NET INVESTMENT INCOME    $7,891         $8,161         $8,810
                                          --------       --------       --------



No material investments of the Company were non-income producing for the years ended December 31, 2010, 2009, and 2008.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         59

-------------------------------------------------------------------------------


The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.



                                             FOR THE YEARS ENDED DECEMBER 31,
                                           2010           2009            2008
---------------------------------------------------------------------------------
Proceeds from sales                        $9,254         $10,626         $22,418
Gross realized gains                          250             218             776
Gross realized losses                          42             381           1,737



For securities sold at a loss during 2010, the average period of time these securities were trading continuously at a price below book value was approximately 40 months.



The following table sets forth the net realized losses, including other-than-temporary impairments, recognized in the statement of operations as follows:



                                                YEARS ENDED DECEMBER 31,
                                           2010          2009           2008
------------------------------------------------------------------------------------
Net realized gains (losses) related to
 sales and other:
 Fixed maturity securities                   $196         $(161)          $(259)
 Equity securities                             12            (2)           (686)
 Commercial mortgage loans on real
  estate                                     (147)         (252)            (34)
                                          -------       -------       ---------
       TOTAL NET REALIZED GAINS (LOSSES)
                        RELATED TO SALES       61          (415)           (979)
Net realized losses related to
 other-than-temporary impairments:
 Fixed maturity securities                    (98)         (388)         (2,982)
 Equity securities                             (7)          (23)         (2,112)
                                          -------       -------       ---------
    TOTAL NET REALIZED LOSSES RELATED TO
        OTHER-THAN-TEMPORARY IMPAIRMENTS     (105)         (411)         (5,094)
                                          -------       -------       ---------
               TOTAL NET REALIZED LOSSES     $(44)        $(826)        $(6,073)
                                          -------       -------       ---------



OTHER-THAN-TEMPORARY IMPAIRMENTS



Adoption of the OTTI Guidance



On April 1, 2009, the Company adopted the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company was required to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the reduction in value was reflected as a realized loss in the statement of operations. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.



The OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $2,730, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $2,357 of the OTTI previously recorded related to specific credit losses and $373 related to all other factors. Under the new OTTI guidance, the Company increased the amortized cost basis of these debt securities by $360 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.



For the twelve months ended December 31, 2010 and 2009, the Company recorded $124 and $376, respectively, of OTTI, of which $105 and $411 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amounts of $19 and $(35), respectively, related to all other factors and was recorded as an unrealized loss (gain) component of AOCI.

60                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.



                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2010
--------------------------------------------------------------------------------
Balance, beginning of year                                        $1,827
 Reductions for securities which the amount previously
  recognized in other comprehensive income was
  recognized in earnings because the entity intends to
  sell the security                                                   (9)
 Reductions for increases in cash flows expected to be
  collected that are recognized over the remaining
  life of the security                                                (5)
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                            (174)
                                                                --------
                                  BALANCE, END OF YEAR            $1,639
                                                                --------



                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2009
--------------------------------------------------------------------------------
Balance, beginning of year                                          $ --
 Credit losses remaining in retained earnings related
  to the adoption of OTTI guidance effective April 1,
  2009                                                             2,357
 Additions for credit loss impairments recognized in
  the current period on securities not previously
  impaired                                                            22
 Additions for credit loss impairments recognized in
  the current period on securities previously impaired               158
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                            (710)
                                                                --------
                                  BALANCE, END OF YEAR            $1,827
                                                                --------



We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the Balance Sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.



The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         61

-------------------------------------------------------------------------------


In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.



Realized gains and losses on sales of investments are recognized on the specific identification basis.



The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2010 and 2009 were as follows:



                                                                 DECEMBER 31, 2010
                                           LESS THAN 12 MONTHS                    12 MONTHS OR MORE
                                      FAIR             UNREALIZED            FAIR            UNREALIZED
                                     VALUE               LOSSES              VALUE             LOSSES
---------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and           $1,557                $(60)              $ --              $ --
  political subdivisions
 Residential mortgage-backed           2,178                (212)                --                --
 Corporate                            23,730              (1,096)               706               (49)
                                    --------            --------            -------            ------
   TOTAL FIXED MATURITY SECURITIES   $27,465             $(1,368)              $706              $(49)
                                    --------            --------            -------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks        $799                $(28)            $2,048             $(332)
                                    --------            --------            -------            ------

                                            DECEMBER 31, 2010
                                                  TOTAL
                                      FAIR             UNREALIZED
                                     VALUE               LOSSES
----------------------------------  ---------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and           $1,557                $(60)
  political subdivisions
 Residential mortgage-backed           2,178                (212)
 Corporate                            24,436              (1,145)
                                    --------            --------
   TOTAL FIXED MATURITY SECURITIES   $28,171             $(1,417)
                                    --------            --------
EQUITY SECURITIES:
 Non-redeemable preferred stocks      $2,847               $(360)
                                    --------            --------



                                                               DECEMBER 31, 2009
                                         LESS THAN 12 MONTHS                   12 MONTHS OR MORE
                                     FAIR            UNREALIZED           FAIR            UNREALIZED
                                     VALUE             LOSSES             VALUE             LOSSES
------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions               $543               $(9)              $ --              $ --
 Commercial mortgage-backed             250                (1)                --                --
 Residential mortgage-backed            165               (22)                --                --
 Corporate                            3,923               (75)             6,277              (527)
                                    -------            ------            -------            ------
   TOTAL FIXED MATURITY SECURITIES   $4,881             $(107)            $6,277             $(527)
                                    -------            ------            -------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks       $ --              $ --             $2,602             $(575)
                                    -------            ------            -------            ------

                                           DECEMBER 31, 2009
                                                 TOTAL
                                      FAIR            UNREALIZED
                                     VALUE              LOSSES
----------------------------------  -------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions                $543               $(9)
 Commercial mortgage-backed              250                (1)
 Residential mortgage-backed             165               (22)
 Corporate                            10,200              (602)
                                    --------            ------
   TOTAL FIXED MATURITY SECURITIES   $11,158             $(634)
                                    --------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks      $2,602             $(575)
                                    --------            ------



Total gross unrealized losses represent less than 6% and 9% of the aggregate fair value of the related securities at December 31, 2010 and 2009, respectively. Approximately 79% and 9% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2010 and 2009, respectively. The total gross unrealized losses are comprised of 82 and 88 individual securities at December 31, 2010 and 2009, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2010, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the industrial, financial, and energy industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $371, or 97%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads. As of December 31, 2010, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.



The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2010, by contractual maturity, is shown below:



                                              COST OR
                                          AMORTIZED COST         FAIR VALUE
--------------------------------------------------------------------------------
Due after one year through five years              $40                  $30
Due after five years through ten years          22,076               21,111
Due after ten years                              5,082                4,852
                                             ---------            ---------
                                 TOTAL          27,198               25,993
Residential mortgage-backed                      2,390                2,178
                                             ---------            ---------
                                 TOTAL         $29,588              $28,171
                                             ---------            ---------



The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2010, approximately 1.6% of the residential mortgage-backed holdings had exposure to sub-prime mortgage

62                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


collateral. This represented approximately 0.1% of the total fixed income portfolio and 3.1% of the total unrealized loss position. There is one security with sub-prime exposure, that is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.



The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2010, approximately 49% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Texas, and New York. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $417 to $2,591 at December 31, 2010 and from $426 to $2,647 at December 31, 2009.



Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio of one. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter. The following summarizes our loan-to-value and average debt-service coverage ratios:



                                                     % OF             DEBT-
                                                    GROSS            SERVICE
                               CARRYING            MORTGAGE         COVERAGE
LOAN-TO-VALUE                    VALUE              LOANS             RATIO
--------------------------------------------------------------------------------
70% and less                     $16,464              61.5%            1.87
71 - 80%                           1,338               5.0%            1.57
81 - 95%                           7,257              27.1%            1.26
Greater than 95%                   1,711               6.4%             .92
                               ---------            ------            -----
Gross commercial mortgage
 loans                            26,770             100.0%            1.63
                               ---------            ------            -----
Less valuation allowance            (502)
                               ---------
NET COMMERCIAL MORTGAGE LOANS    $26,268
                               ---------



All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.



The commercial mortgage loan valuation allowance for losses was $502 and $355 at December 31, 2010 and 2009, respectively. The increase in the commercial mortgage loan valuation allowance for the years ended December 31, 2010 and 2009 is due to the current year provision of $147 and $252, respectively.



The Company has fixed maturities of $608 and $539 at December 31, 2010 and 2009, respectively, on deposit with various governmental authorities as required by law.



4.  FAIR VALUE DISCLOSURES



FAIR VALUES, INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURES



The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.



The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         63

-------------------------------------------------------------------------------


The levels of the fair value hierarchy are described below:



- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.



- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.



- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.



A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.



The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009. The amounts presented below for Cash equivalents, Assets held in separate accounts and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets held in separate accounts are received directly from third parties.



The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2010 and 2009.



                                                                                           DECEMBER 31, 2010
FINANCIAL ASSETS                                                         Total          Level 1          Level 2         Level 3
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States Government and government agencies and authorities          $1,108           $ --            $1,108           $ --
 State, municipalities and political subdivisions                          24,972             --            24,972             --
 Foreign governments                                                          862             --               862             --
 Asset-backed                                                                 105             --               105             --
 Commercial mortgage-backed                                                 4,916             --             4,916             --
 Residential mortgage-backed                                                7,250             --             7,250             --
 Corporate                                                                 85,186             --            83,999          1,187
Equity securities:
 Non-redeemable preferred stocks                                            7,802             --             7,802             --
Short term investments                                                        165            165(b)             --             --
Cash equivalents                                                              114            114                --             --
Assets held in separate accounts                                           12,028          9,031(a)          2,997(c)          --
                                                                      -----------       --------       -----------       --------
                                              TOTAL FINANCIAL ASSETS     $144,508         $9,310          $134,011         $1,187
                                                                      -----------       --------       -----------       --------
FINANCIAL LIABILITIES
LIABILITIES RELATED TO SEPARATE ACCOUNTS                                  $12,028         $9,031(a)         $2,997(c)        $ --
                                                                      -----------       --------       -----------       --------

64                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


                                                                              DECEMBER 31, 2009
FINANCIAL ASSETS                                            Total           Level 1         Level 2         Level 3
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States Government and government agencies and
  authorities                                                   $539            $ --             $539        $ --
 State, municipalities and political subdivisions             25,503              --           25,503          --
 Foreign governments                                             845              --              845          --
 Asset-backed                                                    150              --              150          --
 Commercial mortgage-backed                                    5,001              --            5,001          --
 Residential mortgage-backed                                   7,142              --            7,142          --
 Corporate                                                    67,443              --           66,285       1,158
 Equity securities:
Non-redeemable preferred stocks                                7,574              --            7,574          --
Short term investments                                         3,891           3,891(b)            --          --
Cash equivalents                                                 953             953               --          --
Assets held in separate accounts                              12,271           8,782(a)         3,489(c)       --
                                                          ----------       ---------       ----------         ---
                                  TOTAL FINANCIAL ASSETS    $131,312         $13,626         $116,528       $1,158
                                                          ----------       ---------       ----------         ---
FINANCIAL LIABILITIES
Liabilities related to separate accounts                     $12,271          $8,782(a)        $3,489(c)     $ --
                                                          ----------       ---------       ----------         ---



(a)  Mainly includes mutual funds.



(b) Mainly includes money market funds.



(c)  Mainly includes fixed maturity securities.



There were no significant transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Net transfers" line below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.



The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2010 and 2009:



                                                                       YEAR ENDED DECEMBER 31, 2010                 EQUITY
                                                                   FIXED MATURITY SECURITIES                      SECURITIES
                                           TOTAL             UNITED STATES                                           NON-
                                           LEVEL            GOVERNMENT AND                                        REDEEMABLE
                                             3            GOVERNMENT AGENCIES                                     PREFERRED
                                           ASSETS           AND AUTHORITIES              CORPORATE                  STOCKS
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $1,158                 $ --                    $1,158                    $ --
Net unrealized gains (losses) included
 in stockholder's equity                        48                   (9)                       51                       6
Purchases                                    2,234                2,234                        --                      --
Sales                                         (199)                  --                      (199)                     --
Net transfers (1)                           (2,054)              (2,225)                      177                      (6)
                                          --------             --------                   -------                    ----
Balance, end of period                      $1,187                 $ --                    $1,187                    $ --
                                          --------             --------                   -------                    ----

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         65

-------------------------------------------------------------------------------


                                                                                                                      EQUITY
                                                                             YEAR ENDED DECEMBER 31, 2009           SECURITIES
                                                                                                                       NON-
                                                           TOTAL                                                    REDEEMABLE
                                                          LEVEL 3              FIXED MATURITY SECURITIES            PREFERRED
                                                          ASSETS                       CORPORATE                      STOCKS
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                               $1,047                          $842                         $205
Total losses (realized/unrealized) included in
 earnings earnings                                           (115)                         (115)                          --
Net unrealized gains (losses) included in
 stockholder's equity                                         160                           161                           (1)
Purchases                                                      31                            31                           --
Sales                                                         (26)                          (26)
Net transfers (1)                                              61                           265                         (204)
                                                          -------                       -------                       ------
Balance, end of period                                     $1,158                        $1,158                         $ --
                                                          -------                       -------                       ------



(1) Net transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.



Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.



Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.



Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.



While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding privately placed corporate bonds, the market valuation technique is generally used. For privately placed corporate bonds, the income valuation technique is generally used. For the years ended December 31, 2010 and 2009, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.



Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. To price municipal bonds, the pricing service uses material event notices and new issue data inputs in addition to the standard inputs. To price residential and commercial mortgage-backed securities and asset-backed securities, the pricing service uses vendor trading platform data, monthly payment information and collateral performance inputs in addition to the standard inputs. The pricing service also evaluates each security based on relevant market information including: relevant credit information,

66                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities. The Company could not corroborate the non-binding broker quotes with Level 2 inputs.



A non-pricing service source prices certain privately placed corporate bonds using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.



Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:



-   There are few recent transactions,



-   Little information is released publicly,



- The available prices vary significantly over time or among market participants,



-   The prices are stale (i.e., not current), and



-   The magnitude of the bid-ask spread.



Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.



The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.



DISCLOSURES FOR NON-FINANCIAL ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS



The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets.



In accordance with the goodwill guidance, since the carrying amount of the Company was greater than its estimated fair value as determined in Step 1 of the impairment test, the Company was required to measure the fair value of goodwill of the Company in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $1,114 was written down to its implied fair value of $324, resulting in an impairment charge of $790, which was included in earnings for the period. See Note 13 for further information.



To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2010 earnings and price to estimated 2011 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         67

-------------------------------------------------------------------------------


The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2010 and 2009.



                                                                     ASSETS AT FAIR VALUE NON-RECURRING BASIS
                                                     LEVEL 1              LEVEL 2               LEVEL 3                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2010
Goodwill                                               $ --                 $ --                  $324                  $324
                                                       ----                 ----                 -----                 -----



                                                                        ASSETS AT FAIR VALUE NON-RECURRING BASIS
                                                           LEVEL 1              LEVEL 2                LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill                                                     $ --                 $ --                  $1,114             $1,114
                                                             ----                 ----                 -------            -------



The following table presents the related impairment charge as of December 31, 2010 and 2009:



                                                          IMPAIRMENT CHARGES
                                                          TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                         2010            2009
--------------------------------------------------------------------------------
Goodwill                                                    $790            $924
                                                       ---------       ---------



FAIR VALUE OF FINANCIAL INSTRUMENTS DISCLOSURES



The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).



For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the FAIR VALUEINPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURES section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:



-   Cash and cash equivalents



-   Fixed maturity securities



-   Equity securities



-   Short-term investments



-   Other investments



-   Assets held in separate accounts



-   Liabilities related to separate accounts



In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:



COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximate fair value.



POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.



FUNDS HELD UNDER REINSURANCE: the carrying value reported approximates fair value due to the short maturity of the instruments.

68                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The following table discloses the carrying value and fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of December 31, 2010 and 2009.



                                                   DECEMBER 31, 2010
                                          CARRYING
                                            VALUE                  FAIR VALUE
----------------------------------------------------------------------------------
FINANCIAL ASSETS
Commercial mortgage loans on real
 estate                                     $26,268                   $27,459
Policy loans                                    142                       142
FINANCIAL LIABILITIES
Policy reserves under investment
 products (Individual and group
 annuities, subject to
 discretionary withdrawal)                   $2,980                    $3,025
Funds held under reinsurance                     94                        94

                                                   DECEMBER 31, 2009
                                          CARRYING
                                            VALUE                  FAIR VALUE
-----------------------------------  ---------------------------------------------
FINANCIAL ASSETS
Commercial mortgage loans on real
 estate                                     $27,302                   $26,828
Policy loans                                     78                        78
FINANCIAL LIABILITIES
Policy reserves under investment
 products (Individual and group
 annuities, subject to
 discretionary withdrawal)                   $2,813                    $2,601
Funds held under reinsurance                    104                       104



The fair value of the Company's liabilities for insurance contracts, other than investment-type contracts, are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.



5. INCOME TAXES



The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its parent, Assurant, Inc. Information about the Company's current and deferred federal tax expense (benefit) follows:



                                                 YEARS ENDED DECEMBER 31,
                                            2010           2009           2008
-------------------------------------------------------------------------------------
Current expense                             $3,759         $3,618         $4,559
Deferred expense (benefit)                     291            298           (744)
                                          --------       --------       --------
                TOTAL INCOME TAX EXPENSE    $4,050         $3,916         $3,815
                                          --------       --------       --------



A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:



                                                                 DECEMBER 31,
                                          2010                       2009                  2008
-----------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX RATE                         35.0%                 35.0%                 35.0%
RECONCILING ITEMS:
 Tax exempt interest                            (2.5)                 (2.6)                 (1.5)
 Dividends-received deduction                   (0.8)                 (0.9)                 (0.6)
 Goodwill impairment*                            2.4                   2.8                    --
 Permanent nondeductible expenses                0.1                   0.1                   2.0
 Change in valuation allowance                   0.1                    --                   2.5
 Other                                           0.1                   0.1                    --
                                               -----                 -----                 -----
EFFECTIVE INCOME TAX RATE:                      34.4%                 34.5%                 37.4%
                                               -----                 -----                 -----



*   See Note 13 for further information on goodwill impairment.



As of December 31, 2010 and 2009, the Company had no liability for unrecognized tax benefits.



The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2004.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         69

-------------------------------------------------------------------------------


The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:



                                               DECEMBER 31,
                                            2010           2009
----------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance               $1,252         $1,135
Investments, net                             1,089          1,074
Deferred acquisition costs                     901            934
Employee and post-retirement benefits          482            373
Capital loss carryforwards                     296            335
Other                                           52             64
                                          --------       --------
                TOTAL DEFERRED TAX ASSET     4,072          3,915
Less valuation allowance                      (160)          (145)
                                          --------       --------
    DEFERRED TAX ASSET, NET OF VALUATION     3,912          3,770
                               ALLOWANCE
                                          --------       --------
DEFERRED TAX LIABILITIES:
Policyholder and separate account            2,020          1,623
 reserves
Net unrealized appreciation on               2,307          1,784
 securities
Other                                           35             --
                                          --------       --------
            TOTAL DEFERRED TAX LIABILITY     4,362          3,407
                                          --------       --------
     NET DEFERRED INCOME TAX (LIABILITY)     $(450)          $363
                                   ASSET
                                          --------       --------



The Company's total valuation allowance against deferred tax assets increased $15 to $160 at December 31, 2010, from $145 at December 31, 2009. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $160 has been recorded because it is management's assessment that it is more likely than not that only $3,912 of deferred tax assets will be realized. The total valuation allowance of $160 relates to the deferred tax asset on capital losses.



The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.



At December 31, 2010, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2010, the Company had a capital loss carryover of $845 for U.S. federal income tax purposes which was generated in 2008 and which will expire, if not utilized, in 2013.



6. PREMIUMS AND ACCOUNTS RECEIVABLE



Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:



                                               DECEMBER 31,
                                            2010           2009
-----------------------------------------------------------------
Insurance premiums receivable               $2,259         $3,094
Other receivables                              206            193
                                          --------       --------
                                   TOTAL    $2,465         $3,287
                                          --------       --------



7. STOCKHOLDER'S EQUITY



The Board of Directors of the Company has authorized 100,000 shares of common stock with a stated value of $20 per share. All the shares are issued and outstanding as of December 31, 2010 and 2009. All the outstanding shares at December 31, 2010 are owned by the Parent. See Note 1 for further information. The Company paid dividends of $15,000, $4,399, and $4,303 at December 31, 2010, 2009 and 2008, respectively.



The maximum amount of dividends which can be paid by the State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus. See Note 8 for further information.

70                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


8. STATUTORY INFORMATION



The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.



The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.



Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:



                                                       NET INCOME
                                           2010           2009           2008
-------------------------------------------------------------------------------
Based on statutory accounting practices    $7,840         $10,904        $4,270
Deferred acquisition costs                   (134)           (328)         (114)
Deferred and uncollected premiums              (5)             (1)           (6)
Policy and claim reserves                   1,329          (1,421)        1,971
Investment valuation difference              (211)           (442)           49
Commissions and fees                           96              60            27
Deferred taxes                               (290)           (298)          744
Deferred gain on disposal of businesses         2             (16)          151
Goodwill and intangibles                     (799)           (903)           --
Pension                                      (311)           (170)         (148)
Reinsurance in unauthorized companies          --              --            --
Interest maintenance reserve, deferral
 and amortization                             212              51          (562)
Asset valuation reserve                        --              --            --
Non-admitted assets and other                  (1)              2            --
                                          -------       ---------       -------
Based on generally accepted accounting
 principles                                $7,728          $7,438        $6,382
                                          -------       ---------       -------

                                                 SHAREHOLDER'S EQUITY
                                                 2010            2009
----------------------------------------  -----------------------------------
Based on statutory accounting practices          $45,807         $51,833
Deferred acquisition costs                           461             595
Deferred and uncollected premiums                     35              40
Policy and claim reserves                          7,359           6,030
Investment valuation difference                    6,101           4,818
Commissions and fees                                 (87)           (183)
Deferred taxes                                    (3,377)         (2,531)
Deferred gain on disposal of businesses           (3,576)         (3,244)
Goodwill and intangibles                             336           1,135
Pension                                           (1,377)         (1,066)
Reinsurance in unauthorized companies                  1              66
Interest maintenance reserve, deferral
 and amortization                                    (25)           (237)
Asset valuation reserve                              735             485
Non-admitted assets and other                      1,988           2,940
                                               ---------       ---------
Based on generally accepted accounting
 principles                                      $54,381         $60,681
                                               ---------       ---------



Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.



Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $4,849 and $4,399 during the years ended December 31, 2010 and 2009, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurers surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company declared and paid extraordinary dividends of $10,151 during the year ended December 31, 2010. No extraordinary dividends were declared and paid in 2009. The Company has the ability, under state regulatory requirements, to dividend up to $4,381 to the Parent in 2011 without permission from New York regulators.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         71

-------------------------------------------------------------------------------


9. REINSURANCE



In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:



                                             2010         2009
------------------------------------------------------------------
Ceded future policy holder benefits and
 expense                                     $114,552      $72,887
Ceded unearned premium                          4,918        7,567
Ceded claims and benefits payable              22,365       47,441
Ceded paid losses                                 568        2,179
                                          -----------  -----------
                                   TOTAL     $142,403     $130,074
                                          -----------  -----------



A key credit quality indicator for reinsurance recoverable is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2010 grouped by A.M. Best rating.



                                            CEDED FUTURE
                                            POLICYHOLDER                              CEDED CLAIMS
BEST RATINGS OF                             BENEFITS AND        CEDED UNEARNED        AND BENEFITS
REINSURER                                      EXPENSE             PREMIUMS             PAYABLE
-----------------------------------------------------------------------------------------------------
A++ or A+                                      $111,072              $2,732              $18,731
A or A-                                           3,280               2,186                2,101
Not Rated                                           200                  --                1,533
                                              ---------             -------             --------
REINSURANCE RECOVERABLE                        $114,552              $4,918              $22,365
                                              ---------             -------             --------


BEST RATINGS OF                            CEDED PAID
REINSURER                                    LOSSES         TOTAL
---------------------------------------  --------------------------
A++ or A+                                       $73        $132,608
A or A-                                         289           7,856
Not Rated                                       206           1,939
                                              -----       ---------
REINSURANCE RECOVERABLE                        $568        $142,403
                                              -----       ---------



A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock") a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best recently placed a negative outlook on the financial strength ratings of John Hancock and a stable outlook on the financial strength ratings of The Hartford. The total amount of recoverable for these two reinsurers is $132,610 as of December 31, 2010. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.



The effect of reinsurance on premiums earned and benefits incurred was as follows:



                                                             YEARS ENDED DECEMBER 31,
                                                                       2010
                                                    LONG                    SHORT
                                                  DURATION                DURATION             TOTAL
------------------------------------------------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $10,363                 $34,688             $45,051
 Premiums assumed                                       --                   8,727               8,727
 Premiums ceded                                    (10,363)                 (4,774)            (15,137)
                                                  --------                 -------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                 $38,641             $38,641
                                                  --------                 -------            --------
Direct policyholder benefits                       $53,892                 $19,881             $73,773
 Policyholder benefits assumed                          --                   6,928               6,928
 Policyholder benefits ceded                       (53,886)                 (6,370)            (60,256)
                                                  --------                 -------            --------
             NET POLICYHOLDER BENEFITS                  $6                 $20,439             $20,445
                                                  --------                 -------            --------

                                                           YEARS ENDED DECEMBER 31,
                                                                        2009
                                                    LONG                    SHORT
                                                  DURATION                 DURATION             TOTAL
--------------------------------------  ---------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $10,185                  $44,702             $54,887
 Premiums assumed                                       --                    9,303               9,303
 Premiums ceded                                    (10,185)                 (11,164)            (21,349)
                                                  --------                 --------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                  $42,841             $42,841
                                                  --------                 --------            --------
Direct policyholder benefits                       $27,967                  $30,810             $58,777
 Policyholder benefits assumed                          --                    6,393               6,393
 Policyholder benefits ceded                       (27,962)                 (11,215)            (39,177)
                                                  --------                 --------            --------
             NET POLICYHOLDER BENEFITS                  $5                  $25,988             $25,993
                                                  --------                 --------            --------

                                                           YEARS ENDED DECEMBER 31,
                                                                        2008
                                                    LONG                    SHORT
                                                  DURATION                 DURATION             TOTAL
--------------------------------------  --------------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $11,837                  $55,405             $67,242
 Premiums assumed                                       --                   25,020              25,020
 Premiums ceded                                    (11,837)                 (15,572)            (27,409)
                                                  --------                 --------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                  $64,853             $64,853
                                                  --------                 --------            --------
Direct policyholder benefits                       $12,927                  $30,532             $43,459
 Policyholder benefits assumed                          --                   21,176              21,176
 Policyholder benefits ceded                       (12,922)                 (12,086)            (25,008)
                                                  --------                 --------            --------
             NET POLICYHOLDER BENEFITS                  $5                  $39,622             $39,627
                                                  --------                 --------            --------



The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.



LOSS PROTECTION AND CAPITAL MANAGEMENT



As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims.



Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

72                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


BUSINESS DIVESTITURES



The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the Company retained. Assets supporting liabilities ceded relating to these businesses are held in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $3,280 and $3,012 as of December 31, 2010 and 2009, respectively. The reinsurance recoverable from John Hancock was $129,330 and $81,234 as of December 31, 2010 and 2009, respectively.



The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.



In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.



As of December 31, 2010, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses and the Company has not been obligated to fulfill any of such reinsurers' obligations.



10.  RESERVES



The following table provides reserve information of the Company's major product lines at the date shown:



                                                               DECEMBER 31, 2010   CLAIMS AND BENEFITS
                                                                                         PAYABLE
                                     FUTURE                                                        INCURRED
                                     POLICY                                                         BUT NOT
                                  BENEFITS AND            UNEARNED              CASE               REPORTED
                                    EXPENSES              PREMIUMS            RESERVES             RESERVES
---------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer
  offered                              $1,313                  $2                 $ --                 $606
 FFG, LTC and other
  disposed businesses                 113,080               2,730                  794               16,047
SHORT DURATION CONTRACTS:
 Group term life                           --                  51               11,590                  947
 Group disability                          --                 279               84,461                4,886
 Medical                                   --                   3                  534                   58
 Dental                                    --                  41                   32                  682
 Credit life and
  disability                               --               2,433                2,171                1,307
                                    ---------              ------              -------              -------
                     TOTAL           $114,393              $5,539              $99,582              $24,533
                                    ---------              ------              -------              -------

                                                           DECEMBER 31, 2009  CLAIMS AND BENEFITS
                                                                                    PAYABLE
                                    FUTURE                                                 INCURRED
                                    POLICY                                                  BUT NOT
                                 BENEFITS AND           UNEARNED           CASE            REPORTED
                                   EXPENSES             PREMIUMS         RESERVES          RESERVES
--------------------------  -------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer
  offered                            $1,569                  $3               $ --             $708
 FFG, LTC and other
  disposed businesses                71,144               2,365                476           10,303
SHORT DURATION CONTRACTS:
 Group term life                         --                  57             12,184            1,175
 Group disability                        --               1,152             93,897            5,650
 Medical                                 --                   3                721               47
 Dental                                  --                  80                 37              828
 Credit life and
  disability                             --               5,731              2,934            2,283
                                    -------              ------          ---------          -------
                     TOTAL          $72,713              $9,391           $110,249          $20,994
                                    -------              ------          ---------          -------

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         73

-------------------------------------------------------------------------------


The following table provides a roll-forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.



                                            GROUP
                                            TERM            GROUP
                                            LIFE          DISABILITY
-------------------------------------------------------------------------
BALANCE AS OF DECEMBER 31, 2007, GROSS
 OF REINSURANCE                             $16,347         $106,634
Less: Reinsurance ceded and other (1)          (395)         (31,700)
                                          ---------       ----------
Balance as of January 1, 2008, net of
 reinsurance                                 15,952           74,934
Incurred losses related to:
 Current year                                 6,992           26,528
 Prior year's interest                          526            3,073
 Prior year(s)                               (1,994)         (10,118)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      5,524           19,483
Paid losses related to:
 Current year                                 4,115            6,402
 Prior year(s)                                2,173           12,422
                                          ---------       ----------
                       TOTAL PAID LOSSES      6,288           18,824
Balance as of December 31, 2008, net of
 reinsurance                                 15,188           75,593
Plus: Reinsurance ceded and other (1)           228           32,643
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2008, GROSS
 OF REINSURANCE                              15,416          108,236
Less: Reinsurance ceded and other (1)          (228)         (32,643)
                                          ---------       ----------
Balance as of January 1, 2009, net of
 reinsurance                                 15,188           75,593
Incurred losses related to:
 Current year                                 4,868           11,366
 Prior year's interest                          516            3,252
 Prior year(s)                                 (711)          (6,069)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      4,673            8,549
Paid losses related to:
 Current year                                 3,391            2,856
 Prior year(s)                                3,328           15,052
                                          ---------       ----------
                       TOTAL PAID LOSSES      6,719           17,908
Balance as of December 31, 2009, net of
 reinsurance                                 13,142           66,234
Plus: Reinsurance ceded and other (1)           217           33,313
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2009, GROSS
 OF REINSURANCE                              13,359           99,547
Less: Reinsurance ceded and other (1)          (217)         (33,313)
                                          ---------       ----------
Balance as of January 1, 2010, net of
 reinsurance                                 13,142           66,234
Incurred losses related to:
 Current year                                 2,536           11,802
 Prior year's interest                          453            3,426
 Prior year(s)                               (1,165)          (7,132)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      1,824            8,096
Paid losses related to:
 Current year                                 1,213              972
 Prior year(s)                                1,527          (12,528)
                                          ---------       ----------
                       TOTAL PAID LOSSES      2,740          (11,556)
BALANCE AS OF DECEMBER 31, 2010, NET OF
 REINSURANCE                                 12,227           85,886
Plus: Reinsurance ceded and other (1)           310            3,461
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2010, GROSS
 OF REINSURANCE                             $12,537          $89,347
                                          ---------       ----------



(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

74                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


SHORT DURATION CONTRACTS



The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.



Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.



Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.



The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.



Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.



The Company's group disability products are short duration contracts that include short and long-term disability coverage. Case and IBNR reserves for long-term disability have been discounted at 5.25% in 2010. The December 31, 2010 and 2009 liabilities net of reinsurance include $84,762 and $65,007, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2010 and 2009 are $29,905 and $22,269, respectively.



LONG DURATION CONTRACTS



The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered) and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.



Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See
Note 9 for further information.



11. RETIREMENT AND OTHER EMPLOYEE BENEFITS



The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees and certain agents who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $269, $151 and $124 for 2010, 2009 and 2008, respectively.



The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $39, $56 and $58 in 2010, 2009 and 2008, respectively.



With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by our Parent. The Company has no legal obligation for benefits under these plans. Health care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance on a retiree pay all basis, is available to those who retire on or after January 1, 1993. During 2010, 2009 and 2008 the Company incurred expenses related to retirement benefits of $42, $19 and $24, respectively.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         75

-------------------------------------------------------------------------------


12. DEFERRED ACQUISITION COSTS



Information about deferred acquisition costs is as follows:



                                                     DECEMBER 31,
                                           2010         2009          2008
---------------------------------------------------------------------------------
Beginning balance                           $595         $923         $1,037
 Costs deferred                              696          658          1,330
 Amortization                               (830)        (986)        (1,444)
                                          ------       ------       --------
Ending balance                              $461         $595           $923
                                          ------       ------       --------



13. GOODWILL



Information about goodwill is as follows:



                                              GOODWILL FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                            2010          2009          2008
------------------------------------------------------------------------------
Balance as of January 1:
Goodwill                                    $2,038        $2,038        $2,038
Accumulated impairment loss                   (924)           --            --
                                          --------       -------       -------
                                             1,114         2,038         2,038
 Impairments*                                 (790)         (924)           --
                                          --------       -------       -------
Goodwill                                     2,038         2,038         2,038
Accumulated impairment losses               (1,714)         (924)           --
                                          --------       -------       -------
Balance as of December 31:                    $324        $1,114        $2,038
                                          --------       -------       -------



*   See Notes 2 and 4 for further information.



In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.



The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.



In the fourth quarters of 2010 and 2009, we conducted our annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that its net book value exceeded its estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded an impairment charge of $790. During 2009, the Company concluded that its net book value exceeded its estimated fair value and recorded a $924 impairment charge after performing a Step 2 test. The 2010 impairment reflects the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio. The 2009 impairment reflected the challenging near term growth environment for the Company and an increased net book value of the Company, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company. See Note 4 for further information.

76                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


14. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)



The components of accumulated other comprehensive income (loss), net of tax, at December 31, are as follows:



                                              UNREALIZED                       ACCUMULATED OTHER
                                            GAINS (LOSSES)                       COMPREHENSIVE
                                            ON SECURITIES      OTTI              INCOME (LOSS)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                    $(4,299)         $ --                $(4,299)
                                               --------       -------               --------
Cumulative effect of change in
 accounting principle (after-tax) (1)               (77)         (157)                  (234)
Activity in 2009                                  7,802           151                  7,953
                                               --------       -------               --------
Balance at December 31, 2009                      3,426            (6)                 3,420
                                               --------       -------               --------
Activity in 2010                                    989           (17)                   972
                                               --------       -------               --------
Balance at December 31, 2010                     $4,415          $(23)                $4,392
                                               --------       -------               --------



(1) Relates to the adoption of the OTTI guidance for debt securities. See Notes 3 and 4 for further information.



The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $47, $(321) and $(3,279), net of tax, in 2010, 2009 and 2008, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(96), net of tax, in 2009, for net realized losses on sales of securities included in net income.



15. RELATED PARTY TRANSACTIONS



The Company receives various services from the Parent. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The fees paid to the Parent for these services for the years ended December 31, 2010, 2009 and 2008 were $11,895, $10,517 and $10,181, respectively.



Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.



In prior years, the Company ceded group disability business to an affiliate, Union Security Insurance Company ("USIC"). On January 1, 2010, this agreement was terminated for new business written. Effective July 1, 2010, the existing reinsured business was commuted under the same agreement, which involved a release of $26,920 in reserves and cash received from USIC of $29,172. The commutation resulted in a $2,252 gain for the Company, and is reflected in policyholder benefits in the statements of operations. The Company had ceded $67, $4,777 and $7,806 of premiums to USIC in 2010, 2009 and 2008, respectively and $30,149 and $30,802 of reserves in 2009 and 2008, respectively.



The Company provides disability reinsurance for various ceding companies through its affiliate, Disability Reinsurance Management Services, Inc. ("DRMS") who provides administrative services related to the reinsurance issued by the Company. In conjunction with this arrangement, the Company and USIC entered into reinsurance agreements with a client which called for an initial reinsurance payment. As a result, USIC received $5,500. USIC, in turn, paid $1,133 to the Company commensurate with its allocable portion of the assumed risk.



16. COMMITMENTS AND CONTINGENCIES



The Company leased sales office space for its employee benefit products sales under an operating lease arrangement until November 2010, at which time they moved into the Parent headquarters in New York City. Starting in 2011, the Parent will allocate expenses to the Company for the use of this facility. The Company does not have an operating lease arrangement that extends past 2010.



Rent expense was $264, $233 and $534 for 2010, 2009 and 2008, respectively.



The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations, or cash flows.



As previously disclosed, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed by the U.S. Securities and Exchange Commission (the "SEC") regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500, an expense that the Parent accrued as of December 31, 2009, and a permanent injunction prohibiting the Parent from violating certain provisions of the federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010, and the Parent paid the penalty.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         77

-------------------------------------------------------------------------------


(F) SELECTED FINANCIAL DATA



               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                  FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA



                                                          AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                             2010            2009            2008            2007            2006
------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:
REVENUES
Net earned premiums and other
 considerations                              $38,641         $42,841         $64,853         $60,212         $61,338
Net investment income                          7,891           8,161           8,810           9,096           9,175
Net realized losses on investments (1)           (44)           (826)         (6,073)           (873)           (173)
Amortization of deferred gain on
 disposal of businesses                         (332)            424             744             842             200
Fees and other income                            649             593              80              70              47
                                          ----------      ----------      ----------      ----------      ----------
                          TOTAL REVENUES      46,805          51,193          68,414          69,347          70,587
                                          ----------      ----------      ----------      ----------      ----------
BENEFITS, LOSSES AND EXPENSES
Policyholder benefits                         20,445          25,993          39,627          40,690          32,284
Amortization of deferred acquisition
 costs                                           831             986           1,444           1,432           1,084
Underwriting, general and administrative
 expenses                                     12,961          11,936          17,146          15,608          16,697
Goodwill impairment (2)                          790             924              --              --              --
                                          ----------      ----------      ----------      ----------      ----------
     TOTAL BENEFITS, LOSSES AND EXPENSES      35,027          39,839          58,217          57,730          50,065
                                          ----------      ----------      ----------      ----------      ----------
 Income before provision for income
  taxes                                       11,778          11,354          10,197          11,617          20,522
Provision for income taxes                     4,050           3,916           3,815           3,957           7,081
                                          ----------      ----------      ----------      ----------      ----------
                              NET INCOME      $7,728          $7,438          $6,382          $7,660         $13,441
                                          ----------      ----------      ----------      ----------      ----------



                                                          AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                             2010            2009            2008            2007            2006
--------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA:
Cash and cash equivalents and
 investments                                $161,698        $149,707        $146,741        $149,612        $153,234
Total assets                                $321,866        $299,594        $281,407        $288,568        $287,498
Policy liabilities (3)                      $244,047        $213,347        $204,320        $199,321        $190,240
Total stockholder's equity                   $54,381         $60,681         $49,689         $53,143         $58,749



(1) Included in net realized losses are other-than-temporary impairments of $5,094 for 2008.



(2) Following the completion of our annual goodwill impairment analysis, we recorded an impairment charge of $790 and $924 related to Assurant Employee Benefits during 2010 and 2009, respectively. The impairment charges did not have any related tax benefit.



(3) Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.



(G) SUPPLEMENTAL FINANCIAL DATA. NOT APPLICABLE.



(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



Some of the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this registration statement may contain forward-looking statements which reflect our current views with respect to, among other things, future events, financial performance, business prospects, growth and operating strategies and similar matters. You can identify these statements by the fact that they may use words such as "will," "may," "anticipates," "expects," "estimates," "projects," "intends," "plans," "believes," "targets," "forecasts," "potential," "approximately," or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments.



In addition to other factors described in this statement, the following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) deterioration in the

78                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


Company's market capitalization compared to its book value that could impair the Company's goodwill; (iv) general global economic, financial market and political conditions (including difficult conditions in financial markets and the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (v) current or new laws and regulations, including recently passed legislation relating to health care reform, that could increase our costs and/or decrease our revenues; (vi) inadequacy of reserves established for future claims losses; (vii) failure to predict or manage benefits, claims and other costs; (vii) diminished value of invested assets in our investment portfolio (due to, among other things, recent volatility in financial markets, other-than-temporary impairments, the global economic slowdown, credit and liquidity risk, and inability to assume an appropriate overall risk level); (ix) inability of reinsurers to meet their obligations; (x) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xi) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xii) credit risk of some of our agents; (xiii) failure to protect client information and privacy; (xiv) negative publicity and impact on our business due to unfavorable outcomes in litigation and/or regulatory investigations; and (xv) significant competitive pressures in our businesses and cyclicality of the insurance industry.



These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement. For a more detailed discussion of the risk factors that could affect our actual results, please refer to the section entitled "Risk Factors" in this registration statement.



The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and accompanying notes which appear elsewhere in this report. It contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this report, particularly under the headings the section titled "Risk Factors" and "Forward-Looking Statements."



CRITICAL FACTORS AFFECTING RESULTS



Our results depend on the appropriateness of our product pricing and underwriting, the accuracy of the reserves we establish for future policyholder benefits and claims, returns on invested assets and our ability to manage our expenses. Therefore, factors affecting these items may have a material adverse effect on our results of operations or financial condition. For a listing of those factors see "Risk Factors."



REVENUES



We generate revenues primarily from the sale of our insurance policies, fee income by providing administrative services to certain clients and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.



Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly impacted by changes in interest rates.



Interest rate volatility can increase or reduce unrealized gains or unrealized losses in our portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.



The fair market value of the fixed maturity securities in our portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-bearing investments.



EXPENSES



Our expenses are primarily policyholder benefits and underwriting, general and administrative expenses.



Policyholder benefits are impacted by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         79

-------------------------------------------------------------------------------


Our underwriting general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs, and general operating expenses.



CRITICAL ACCOUNTING ESTIMATES



Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our financial statements.



The following critical accounting policies require significant estimates. The actual amounts realized in these areas could ultimately be materially different from the amounts currently provided for in our financial statements.



RESERVES



Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.



Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.



Many of the factors affecting reserve adequacy are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.



Because establishment of reserves is an inherently uncertain process, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.



The following table provides reserve information of our major product lines for the years ended December 31, 2010 and 2009:



                                                                            DECEMBER 31, 2010       CLAIMS AND BENEFITS
                                                                                                          PAYABLE
                                              FUTURE                                                                 INCURRED
                                              POLICY                                                                  BUT NOT
                                           BENEFITS AND               UNEARNED                 CASE                  REPORTED
                                             EXPENSES                 PREMIUMS               RESERVES                RESERVES
----------------------------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer offered               $1,313                     $2                    $ --                    $606
 FFG, LTC and other disposed
  businesses                                   113,080                  2,730                     794                  16,047
SHORT DURATION CONTRACTS:
 Group term life                                    --                     51                  11,590                     947
 Group disability                                   --                    279                  84,461                   4,886
 Medical                                            --                      3                     534                      58
 Dental                                             --                     41                      32                     682
 Credit life and disability                         --                  2,433                   2,171                   1,307
                                             ---------                 ------                 -------                 -------
                                 TOTAL        $114,393                 $5,539                 $99,582                 $24,533
                                             ---------                 ------                 -------                 -------

                                                                       DECEMBER 31, 2009      CLAIMS AND BENEFITS
                                                                                                    PAYABLE
                                             FUTURE                                                        INCURRED
                                             POLICY                                                         BUT NOT
                                          BENEFITS AND              UNEARNED             CASE              REPORTED
                                            EXPENSES                PREMIUMS            RESERVE            RESERVES
--------------------------------------  --------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer offered             $1,569                     $3                 $ --               $708
 FFG, LTC and other disposed
  businesses                                  71,144                  2,365                  476             10,303
SHORT DURATION CONTRACTS:
 Group term life                                  --                     57               12,184              1,175
 Group disability                                 --                  1,152               93,897              5,650
 Medical                                          --                      3                  721                 47
 Dental                                           --                     80                   37                828
 Credit life and disability                       --                  5,731                2,934              2,283
                                             -------                 ------            ---------            -------
                                 TOTAL       $72,713                 $9,391             $110,249            $20,994
                                             -------                 ------            ---------            -------



For a description of our reserving methodology, see Notes 2 and 10 to the Notes to Financial Statements included elsewhere in this report.



LONG DURATION CONTRACTS



Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our income statements.



Historically, premium deficiency testing has not resulted in a material adjustment to deferred acquisition costs or reserves. Such adjustments could occur however, if economic or mortality conditions significantly deteriorated.



Risks related to the reserves recorded for certain discontinued individual life, annuity, and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the

80                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.



SHORT DURATION CONTRACTS



Claims and benefits payable reserves for short duration contracts include: (1) case reserves for known claims which are unpaid as of the balance sheet date;
(2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.



GROUP DISABILITY AND GROUP TERM LIFE



Case or claim reserves are set for active individual claims on group long-term disability policies and for waiver of premium benefits on group term life policies. Reserve factors used to calculate these reserves reflect assumptions regarding disabled life mortality and claim recovery rates, claim management practices, awards for social security and other benefit offsets and yield rates earned on assets supporting the reserves. Group long-term disability and group term life waiver of premium reserves are discounted because the payment pattern and ultimate cost are fixed and determinable on an individual claim basis. Our reserves discount rate for claims incurred prior to 2011 is 5.25%. Though our final determination has not yet been made, our current estimate is that claims incurred after 2011 will be 50 to 100 basis points lower, which will ultimately increase policyholder benefits.



Factors considered when setting IBNR reserves include patterns in elapsed time from claim incidence to claim reporting, and elapsed time from claim reporting to claim payment.



Key sensitivities at December 31, 2010 for group long-term disability claim reserves include the discount rate and claim termination rates.



                                                                CLAIMS AND
                                                             BENEFITS PAYABLE
--------------------------------------------------------------------------------
Group disability, discount rate decreased by 100 basis
 points                                                            $93,947
Group disability, as reported                                      $89,347
Group disability, discount rate increased by 100 basis
 points                                                            $85,196
Group disability, claim termination rate 10% lower                 $91,317
Group disability, as reported                                      $89,347
Group disability, claim termination rate 10% higher                $87,548



The discount rate is also a key sensitivity for group term life waiver of premium reserves.



                                                                CLAIMS AND
                                                             BENEFITS PAYABLE
--------------------------------------------------------------------------------
Group term life, discount rate decreased by 100 basis
 points                                                            $13,026
Group term life, as reported                                       $12,537
Group term life, discount rate increased by 100 basis
 points                                                            $12,097



DAC



DAC represents expenses incurred in prior periods primarily for the production of new business, that have been deferred for financial reporting purposes. Acquisition costs primarily consist of commissions, policy issuance expenses, premium tax and certain direct marketing expenses.



The DAC asset is tested annually to ensure that future premiums or gross profits are sufficient to support the amortization of the asset. Such testing involves the use of best estimate assumptions to determine if anticipated future policy premiums and investment income are adequate to cover all DAC and related claims, benefits and expenses. To the extent a deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in the DAC asset. If the deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.



LONG DURATION CONTRACTS



Acquisition costs on FFG and LTC disposed business were written off when the businesses were sold.



SHORT DURATION CONTRACTS



Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         81

-------------------------------------------------------------------------------


Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.



INVESTMENTS



We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities, or and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.



Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.



Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See also Note 3 to the Notes to Financial Statements included elsewhere in this report.



REINSURANCE



Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers, reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.



The following table sets forth our reinsurance recoverables as of the dates indicated:



                                                DECEMBER 31,      DECEMBER 31,
                                                    2010              2009
--------------------------------------------------------------------------------
Reinsurance recoverables                          $142,403          $130,074
                                                  --------          --------



We have used reinsurance to exit certain businesses, including blocks of individual life, annuity, and long-term care business. The reinsurance recoverables relating to these dispositions amounted to $132,610 and $84,246 at December 31, 2010 and 2009, respectively.



In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:



                                                                2010      2009
--------------------------------------------------------------------------------
Ceded future policyholder benefits and expense                $114,552   $72,887
Ceded unearned premium                                           4,918     7,567
Ceded claims and benefits payable                               22,365    47,441
Ceded paid losses                                                  568     2,179
                                                              --------  --------
                                                       TOTAL  $142,403  $130,074
                                                              --------  --------



We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk --Credit Risk" below.



LIQUIDITY AND CAPITAL RESOURCES



The primary sources of funds for the Company consist of premiums and fees collected, the proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have

82                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for additional information related to our Parent.



RETIREMENT AND OTHER EMPLOYEE BENEFITS



The Parent sponsors a defined non-contributory, qualified benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees and certain agents who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in the financial statements included elsewhere in this report. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company were approximately $269, $151 and $124 for 2010, 2009 and 2008, respectively. See Note 11 to the Notes to Financial Statements included elsewhere in this report.



CONTINGENCIES



We account for contingencies using the CONTINGENCIES guidance. This requires management to evaluate each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated number within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.



DEFERRED TAXES



Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has significant deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to the Notes to the Financial Statements included elsewhere in this report.



The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. U.S. tax rules mandate that capital losses can only be recovered against capital gains. An example of capital gains would be gains from the sale of investments. The Company is dependent upon the consolidated group, of which it is a member, having capital gain income in the foreseeable future to use the capital loss carryforward in its entirety. To support the capital deferred tax asset, the Company is able to rely on future taxable capital gain income from gross unrealized gains in the group's investment portfolios. The Company is also able to rely on the use of various tax-planning strategies to forecast taxable gains in the foreseeable future.



In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies.



We have identified certain prudent and feasible strategies which could generate taxable future capital gain income. Tax planning strategies are actions that management ordinarily might not take, but would take, if necessary, to realize a tax benefit for a carryforward before it expires. Examples include, but are not limited to, changing the character of taxable or deductible amounts from ordinary income or loss to capital gain or loss or accelerating taxable amounts. While no commitments to implement any strategy have been made, these strategies have been considered in the analysis of the recoverability of the Company's deferred tax assets and the reduction of the valuation allowance.



As of December 31, 2010, the Company has a cumulative valuation allowance of $160 against deferred tax assets, as it is management's assessment that it is more likely than not that this amount of deferred tax assets will not be realized. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement.



The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, other than noted herein for capital loss carryovers, a valuation allowance has not been established.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         83

-------------------------------------------------------------------------------


Future reversal of the valuation allowance will be recognized either when the benefit is realized or when we determine that it is more likely than not that the benefit will be realized. Depending on the nature of the taxable income that results in a reversal of the valuation allowance, and on management's judgment, the reversal will be recognized either through other comprehensive income (loss) or through continuing operations in the statement of operations. Likewise, if the Company determines that it is not more likely than not that it would be able to realize all or part of the deferred tax asset in the future, an adjustment to the deferred tax asset valuation allowance would be recorded through a charge to continuing operations in the statement of operations in the period such determination is made.



In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.



VALUATION AND RECOVERABILITY OF GOODWILL



Goodwill represented $324 and $1,114 of our $321,866 and $299,594 of total assets as of December 31, 2010 and 2009, respectively. We review our goodwill annually in the fourth quarter for impairment or more frequently if indicators of impairment exist. Such indicators include, but are not limited to, a sustained significant decline in our Parent's market capitalization or a significant decline in our expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable judgment. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and could have a material impact on our financial statements.



The Company compares its estimated fair value with its net book value. If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, we then perform a second test to calculate the amount of impairment, if any. To determine the amount of any impairment, we determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination. Specifically, we determine the fair value of all of the assets and liabilities of the Company, including any unrecognized intangible assets, in a hypothetical calculation that yields the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, we record an impairment charge for the difference.



The following describes the valuation methodologies used in both 2010 and 2009 to derive the estimated fair value of the Company.



The Company identifies a group of peer companies, which have operations that are as similar as possible. A Guideline Company Method is used to value the Company based upon its relative performance to its peer companies, based on several measures, including price to trailing 12 month earnings, price to projected earnings, price to tangible net worth and return on equity.



A Dividend Discount Method ("DDM") is used to value the Company based upon the present value of expected cash flows available for distribution over future periods. Cash flows were discounted using a market participant weighted average cost of capital estimated for the Company. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value of the Company.



A Guideline Transaction Method values the Company based on available data concerning the purchase prices paid in acquisitions of companies operating in the insurance industry. The application of certain financial multiples calculated from these transactions provides an indication of estimated fair value of the Company.



While all three valuation methodologies were considered in assessing fair value, the DDM was weighed more heavily since in the current economic environment, management believes that expected cash flows are the most important factor in the valuation of a business enterprise. In addition, recent dislocations in the economy, the scarcity of M&A transactions in the insurance marketplace and the relative lack of directly comparable companies make the other methods less credible.



Following the 2010 goodwill assessment, the Company concluded that its net book value exceeded its estimated fair value. Based on the results of the Step 2 test, the Company recorded impairment charges of $790. During 2009, the Company concluded that its net book value exceeded its estimated fair value and recorded a $924 impairment charge after performing a Step 2 test. The 2010 impairment reflects the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to our investment portfolio. The 2009 impairment reflected the challenging near term growth environment for the Company and an increased net book value primarily related to our investment portfolio. Management remains confident in the long-term prospects of the Company. See Notes 4 and 13 to the Notes to the Financial Statements included elsewhere in this report.

84                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The determination of fair value of the Company, both individually and in the aggregate, requires significant estimates and assumptions. These estimates and assumptions primarily include, but are not limited to, earnings and required capital projections discussed above, discount rates, terminal growth rates, operating income and dividend forecasts and the weighting assigned to the results of each of the three valuation methods described above. Changes in certain assumptions could have a significant impact on the goodwill impairment assessment.



We evaluated the significant assumptions used to determine the estimated fair value of the Company and concluded they are reasonable. However, should weak market conditions continue for an extended period or should the operating results decline substantially compared to projected results, or interest rates decline further increasing the net unrealized gain position related to the Company's investment portfolio and thus the company's net book value, we could determine that we need to record an additional non-cash impairment charge related to goodwill.



RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED



See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.



RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED



See Note 2 to the Notes to Financial Statements included elsewhere in this registration statement.



RESULTS OF OPERATIONS



The table below presents information regarding our results of operations:



                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          2010                             2009                      2008
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Net earned premiums and other considerations (2)                 $38,641                   $42,841                   $64,853
Net investment income                                              7,891                     8,161                     8,810
Net realized losses on investments                                   (44)                     (826)                   (6,073)
Amortization of deferred gains on disposal of businesses            (332)                      424                       744
Fees and other income                                                649                       593                        80
                                                               ---------                 ---------                 ---------
                                          TOTAL REVENUES          46,805                    51,193                    68,414
                                                               ---------                 ---------                 ---------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits (2)                                         20,445                    25,993                    39,627
Selling, underwriting and general expenses (1)                    13,792                    12,922                    18,590
                                                               ---------                 ---------                 ---------
                     TOTAL BENEFITS, LOSSES AND EXPENSES          34,237                    38,915                    58,217
                                                               ---------                 ---------                 ---------
INCOME BEFORE PROVISION FOR INCOME TAXES AND GOODWILL
 IMPAIRMENT                                                       12,568                    12,278                    10,197
Provision for income taxes                                         4,050                     3,916                     3,815
                                                               ---------                 ---------                 ---------
INCOME BEFORE GOODWILL IMPAIRMENT                                  8,518                     8,362                     6,382
Goodwill impairment                                                  790                       924                        --
                                                               ---------                 ---------                 ---------
                                              NET INCOME          $7,728                    $7,438                    $6,382
                                                               ---------                 ---------                 ---------



(1) Includes amortization of DAC and underwriting, general and administrative expenses.



(2) Includes single premium on closed blocks of group disability business. For closed blocks of business we receive a single, upfront premium and in turn we record a virtually equal amount of claim reserves. We then manage the claims using our claim management practices.



The following discussion provides a general overall analysis of the results for the twelve months ended December 31, 2010 ("Twelve Months 2010"), twelve months ended December 31, 2009 ("Twelve Months 2009") and twelve months ended December 31, 2008 ("Twelve Months 2008"). Please see the discussion that follows for a more detailed analysis of the fluctuations.



YEAR ENDED DECEMBER 31, 2010 COMPARED TO THE YEAR ENDED DECEMBER 31, 2009



NET INCOME



Net income increased $290, or 4%, to $7,728 for Twelve Months 2010 from $7,438 for Twelve Months 2009. The increase in net income was primarily attributable to favorable loss experience in all product lines and lower net realized losses on investments of $508 (after tax). These items were partially offset by a decrease in amortization of deferred gains on disposal of businesses of $491 (after tax) as a portion of the deferred gain liability was re-established during 2010 resulting from refinements to assumptions associated with policy run-off.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         85

-------------------------------------------------------------------------------


TOTAL REVENUES



Total revenues decreased $4,388, or 9%, to $46,805 for Twelve Months 2010 from $51,193 for Twelve Months 2009. This decrease was primarily due to a $4,200 decrease in net earned premiums as a result of a challenging sales and persistency environment and a decrease in amortization of deferred gains on disposal of businesses of $756 for reasons noted above. These decreases were partially offset by lower net realized losses of $782.



TOTAL BENEFITS, LOSSES AND EXPENSES



Total benefits, losses and expenses decreased $4,678, or 12%, to $34,237 for Twelve Months 2010 from $38,915 for Twelve Months 2009. This decrease was primarily due to a reduction of policyholder benefits of $5,548 as the result of declining direct product sales and favorable loss experience across all product lines.



INCOME TAXES



Income taxes increased $134, or 3%, to $4,050 for Twelve Months 2010 from $3,916 for Twelve Months 2009. The change in income taxes is proportionate to the change in pretax income.



YEAR ENDED DECEMBER 31, 2009 COMPARED TO DECEMBER 31, 2008



NET INCOME



Net income increased $1,056, or 17%, to $7,438 for Twelve Months 2009 from $6,382 for Twelve Months 2008. The increase was primarily driven by lower net realized losses on investments. Other-than-temporary impairments were $267 (after-tax) for Twelve Months 2009 compared with $3,311 (after tax) for Twelve Months 2008. These increases were partially offset by lower net earned premium across all product lines and less favorable disability loss experience compared to Twelve Months ended 2008. In addition, Twelve Months 2009 includes a non-cash goodwill impairment of $924.



TOTAL REVENUES



Total revenues decreased $17,221, or 25%, to $51,193 for Twelve Months 2009 from $68,414 for Twelve Months 2008. This decrease was primarily due to a decrease in net earned premiums of $22,012. There were no assumed single premiums on closed blocks of business, net of reinsurance, for Twelve Months 2009 compared to $9,250 for Twelve Months 2008. Excluding single premium on closed blocks of business, net earned premiums decreased 23%, or $12,762, driven by decreases in all products. The overall decrease is due to increased lapses and fewer covered lives due to higher unemployment, along with a difficult sales environment which presents a challenge to revenue growth. This was partially offset by lower net realized losses driven by the write down of other-than-temporary impairments of $411 for Twelve Months 2009 compared to $5,094 for Twelve Months 2008.



TOTAL BENEFITS, LOSSES AND EXPENSES



Total benefits, losses and expenses decreased $19,302, or 33%, to $38,915 for Twelve Months 2009 from $58,217 for Twelve Months 2008. This decrease was primarily due to no assumed single premiums on closed blocks of business, net of reinsurance, for Twelve Months 2009 compared with $9,250 for Twelve Months 2008. Also contributing to the decrease was a reduction in policyholder benefits and commission related expenses due to declining premium in force and a $900 fine from the New York Department of Insurance related to a financial and market conduct exam in 2008.



INCOME TAXES



Income taxes increased $101, or 3%, to $3,916 for Twelve Months 2009 from $3,815 for Twelve Months 2008. The change in income taxes was not proportionate to pretax income primarily due to permanent tax differences in 2008 related to a fine assessed by the New York Department of Insurance related to a financial and market conduct exam and a valuation allowance against deferred tax assets, which is primarily attributable to capital losses resulting from dispositions of investments.



INVESTMENTS



See Notes 3 and 4 to the Notes to Financial Statements included elsewhere in this report.



CASH FLOWS



We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.

86                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The table below shows our recent net cash flows:



                                     FOR THE YEARS ENDED DECEMBER 31,
                            2010               2009                  2008
--------------------------------------------------------------------------------
NET CASH PROVIDED BY
 (USED IN):
Operating activities        $25,677           $(4,149)               $16,556
Investing activities        (11,563)               36                 (4,950)
Financing activities        (15,000)           (4,399)                (4,303)
                          ---------          --------              ---------
Net change in cash            $(886)          $(8,512)                $7,303
                          ---------          --------              ---------



CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008.



OPERATING ACTIVITIES:



We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.



Net cash provided by (used in) operating activities was $25,677 and $(4,149) for the years ended December 31, 2010 and 2009, respectively. The increase in operating activities is primarily due to cash received from USIC related to the reinsurance commutation and decreased claim payments. For further information on commutation, see Note 15 to the Notes to the Financial Statements included elsewhere in this report.



Net cash (used in) provided by operating activities were $(4,149) and $16,556 for the years ended December 31, 2009 and 2008, respectively. The decrease in operating activities is primarily due to reduced net written premium in the long-term disability business and an increase in claim payments for long-term disability.



INVESTING ACTIVITIES:



Net cash (used in) provided by investing activities was $(11,563) compared to $36 for the years ended December 31, 2010 and 2009, respectively. The change in investing activities is primarily due to an increase in purchases of fixed maturity securities.



Net cash provided by investing activities was $36 compared to $(4,950) used in the years ended December 31, 2009 and 2008, respectively. The increase in investing activities is primarily due to fewer purchases of short-term investments, fixed maturity securities and equity securities; partially offset by a decrease in sales of fixed maturity securities and equity securities.



FINANCING ACTIVITIES:



Net cash used in financing activities was $15,000 and $4,399 for the years ended December 31, 2010 and 2009, respectively. The increase in cash used in financing activities is due to an increase in the amount of dividends paid to our Parent.



Net cash used in financing activities was $4,399 and $4,303 for the years ended December 31, 2009 and 2008, respectively. The increase in cash used in financing activities is due to an increase in the amount of dividends paid to our Parent.



COMMITMENTS AND CONTINGENCIES



We have obligations to third parties as a result of our operations. These obligations as of December 31, 2010, are detailed in the table below by maturity date as of the dates indicated:



                                                                       AS OF DECEMBER 31, 2010
                                                           LESS THAN 1           1-3           3-5             MORE THAN
                                            TOTAL              YEAR             YEARS         YEARS             5 YEARS
----------------------------------------------------------------------------------------------------------------------------
CONTRACTUAL OBLIGATIONS :
Insurance liabilities (1)                  $491,409           $25,407           $32,553       $27,609           $405,840
                                          ---------          --------          --------      --------          ---------



(1) Insurance liabilities reflect estimated cash payments to be made to policyholders.



Liabilities for future policy benefits and expenses of $114,393 and claims and benefits payable of $124,115 have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         87

-------------------------------------------------------------------------------


OFF-BALANCE SHEET ARRANGEMENTS



The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.



(I)  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS. NONE.



(J)  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK



As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.



Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.



Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.



Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both is indexed to inflation.



INTEREST RATE RISK



Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk -- price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows from mortgage-backed and asset-backed securities. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.



We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.



Our group long-term disability reserves are also sensitive to interest rates. Group long-term disability and group term life waiver of premium reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.



The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio:



                        INTEREST RATE MOVEMENT ANALYSIS
       OF MARKET VALUE OF FIXED MATURITY SECURITIES INVESTMENT PORTFOLIO
                            AS OF DECEMBER 31, 2010



                                             -100            -50              0           50             100
--------------------------------------------------------------------------------------------------------------------
Total market value                          $132,341        $128,361        $124,399    $120,517        $116,797
% Change in market value from base case         6.38%           3.18%             --       (3.12)%         (6.11)%
$ Change in market value from base case       $7,942          $3,962            $ --     $(3,882)        $(7,602)

88                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


                        INTEREST RATE MOVEMENT ANALYSIS
       OF MARKET VALUE OF FIXED MATURITY SECURITIES INVESTMENT PORTFOLIO
                            AS OF DECEMBER 31, 2009



                                             -100            -50              0           50             100
--------------------------------------------------------------------------------------------------------------------
Total market value                          $113,347        $109,974        $106,623    $103,331        $100,153
% Change in market value from base case         6.31%           3.14%             --       (3.09)%         (6.07)%
$ Change in market value from base case       $6,724          $3,351            $ --     $(3,292)        $(6,470)



CREDIT RISK



We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.



Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA-and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+ and 0.38% for issuers rated BB- to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.



We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.



The majority of our $142,403 of reinsurance recoverables at December 31, 2010, are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, assets supporting reserves of $129,330 as of December 31, 2010 relating to the coinsurance arrangement with John Hancock (a subsidiary of Manulife Financial Corporation), are held in trust. If the value of the assets in this trust falls below the value of the associated liabilities, John Hancock, is required to put more assets in the trust. We may be dependent on the financial condition of John Hancock, whose A.M. Best rating is currently A+. A.M. Best recently placed a negative outlook on the financial strength ratings of John Hancock. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section titled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A- or better by A.M. Best.



INFLATION RISK



Inflation risk arises as we invest substantial funds in nominal assets, which are not indexed to the level of inflation, whereas the underlying liabilities are indexed to the level of inflation. We have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation.



(k)  EXECUTIVE OFFICERS



The table below sets forth certain information, as of April 29, 2011, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.



NAME                           AGE                          POSITIONS
-----------------------------------------------------------------------------------------
John S. Roberts                 55       Chief Executive Officer and Chairman of the
                                         Board;
                                         Executive Vice President, Assurant, Inc.
Valerie H. Seasholtz            57       President and Director
Tamrha V. Mangelsen             49       Treasurer and Chief Financial Officer; Assistant
                                         Vice
                                         President, Statutory Accounting, Assurant, Inc.
Paula M. SeGuin                 43       Chief Administrative Officer, Vice President,
                                         Assistant Secretary and Director; Director of
                                         Compliance, Assurant, Inc.



JOHN S. ROBERTS, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD; EXECUTIVE VICE PRESIDENT, ASSURANT, INC. Please see Mr. Roberts' biography in the section below entitled "DIRECTORS".



VALERIE SEASHOLTZ, PRESIDENT AND DIRECTOR. Please see Ms. Seasholtz's biography in the section below entitled "DIRECTORS".

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         89

-------------------------------------------------------------------------------


TAMRHA V. MANGELSEN, TREASURER AND CHIEF FINANCIAL OFFICER; ASSISTANT VICE PRESIDENT, STATUTORY ACCOUNTING, ASSURANT, INC. Ms. Mangelsen has served as Treasurer and Chief Financial Officer of the Company since 2007 and as Assistant Vice President, Statutory Accounting of Assurant, Inc. since 2008. She previously served as Director of Statutory Accounting at Assurant, Inc. from 2006 to 2008 and as Manager of Statutory Accounting at Assurant, Inc. from 2001 to 2006.




PAULA M. SEGUIN, CHIEF ADMINISTRATIVE OFFICER, VICE PRESIDENT, ASSISTANT SECRETARY AND DIRECTOR; DIRECTOR OF COMPLIANCE, ASSURANT, INC. Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".




                                   DIRECTORS



We currently have eight directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.



JOHN S. ROBERTS, CHAIRMAN OF THE BOARD. Mr. Roberts, age 55, has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since May 2009. He also currently serves as President and Chief Executive Officer of Assurant Employee Benefits, a division of Assurant, Inc., and Executive Vice President of Assurant, Inc. He served as President and Chief Executive Officer of Assurant Employee Benefits on an interim basis from July 2007 to March 2009. Prior to this, he served as Senior Vice President of Assurant Employee Benefits and President of Disability RMS, an affiliate of the Company, since 2003. Mr. Roberts' management experience relating to group life, group dental, group long-term disability and short-term disability insurance products led the Company to conclude that he should serve as Chairman of the Board.




VALERIE H. SEASHOLTZ, DIRECTOR. Ms Seasholtz, age 57, has served as President and a director of the Company since May 2010. She also serves as Senior Vice President and Chief Operating Officer of Diversified Financial Services (a business line within Assurant Solutions, a division of Assurant, Inc.) since March 2010. She previously served as Senior Vice President of Operations at Assurant Solutions from 1998 to 2010. Ms. Seasholtz's extensive operational experience within Assurant Solutions led the Company to conclude that she should serve as a director.




ALLEN R. FREEDMAN, DIRECTOR. Mr. Freedman, age 71, has been a director of the Company since April 1989 and has also served as a member of the Assurant, Inc. Board of Directors since its inception in 1979. Mr. Freedman is currently the owner and principal of arfreedman & co, a private investor, and is the former Chairman and Chief Executive Officer of Assurant, Inc., where he served as Chief Executive Officer until May 2000 and Chairman until his retirement in July 2000. In 1979, Mr. Freedman became Assurant's President and first employee, initiating its initial strategy and orchestrating its growth over the next 21 years. Beginning in 1978, he initiated and supervised most aspects of Assurant's U.S. operations. Since his retirement as Chairman and Chief Executive Officer of Assurant, he has served as a director of StoneMor Partners LP (formerly Cornerstone Family Services) and as Chairman of its Audit Committee and a member of its Investment Committee. Until January 2007, he also served as Chairman of the Board of Directors of Indus International, Inc. Mr. Freedman also serves as Trustee of Eaton Vance Mutual Funds and is on the Board of Directors of the Association of Audit Committee Members, Inc. As former Chief Executive Officer and founder of Assurant, Mr. Freedman's historical knowledge of Assurant's operations and his leadership experience at Assurant, together with his other board and financial services experience, enable him to provide valuable advice to the Company's Board.




MELISSA J.T. HALL, DIRECTOR. Ms. Hall, age 46, has served as a director of the Company since September 2005. She has also served as Senior Vice President, Taxation of Assurant, Inc. since August 2005, having previously served as Vice President, Taxation and Financial Ratings since July 1997. Ms. Hall's 17 years of experience at the Parent and her valuable financial and tax experience led the Company to conclude that she should serve as a director.




TERRY J. KRYSHAK, DIRECTOR. Mr. Kryshak, age 60, has served as a director of the Company since April 1991. Previously, he served as Senior Vice President of the Company from 1999 until he retired in January 2011. Mr. Kryshak's extensive experience, earlier in his career, in the administration and operation of the Company led the Company to conclude that he should serve as a director.




H. CARROLL MACKIN, DIRECTOR. Mr. Mackin, age 70, is the former Executive Vice President and Treasurer of Assurant, Inc., where he served from 1980 until his retirement in 1997. Mr. Mackin has been a director of the Company since September 2005 and has been a member of the Assurant, Inc. Board of Directors since October 1996. Mr. Mackin served as a consultant to Assurant in 1979. He was Assurant's fourth employee and initiated many of its early activities, including consolidating its investment departments and starting its first treasury function. Before joining Assurant, he was Director of Investments at Forstmann, Leff. He is currently principal owner of Great Northern Manufacturing, LLC, a Louisville, Kentucky based manufacturer of specialty nails. Mr. Mackin's extensive experience with Assurant's treasury and investment functions, and with the insurance industry, enables him to provide valuable advice to the Company's Board.




ESTHER L. NELSON, DIRECTOR. Ms. Nelson age 58, has served as a director of the Company since April 1999. Ms. Nelson currently serves as the General and Artistic Director of the Boston Lyric Opera, having held this position since September

90                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


2008. Prior to this position, Ms. Nelson was a Management Consultant to artistic associations in New York, Virginia, Tennessee, Maine and Germany. Ms. Nelson also served as general director of Glimmerglass Opera from 1996 to 2002. Ms. Nelson's valuable leadership and management experience led the Company to conclude that she should serve as a director.




PAULA M. SEGUIN, DIRECTOR. Ms. SeGuin, age 43, has served as Chief Administrative Officer since 2004, as Vice President and Assistant Secretary of the Company since 2000, and as a director of the Company since May 2007. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005. Ms. SeGuin's day-to-day administrative experience at the headquarters of the Company led it to conclude that she should serve as a director.




(l) EXECUTIVE COMPENSATION



                      COMPENSATION DISCUSSION AND ANALYSIS



I. EXECUTIVE SUMMARY



INTRODUCTION



This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2010:



John S. Roberts               Chief Executive Officer;
                              Executive Vice President, Assurant, Inc.
Valerie Seasholtz             President
Manuel J. Becerra             Former President
Tamrha V. Mangelsen           Treasurer and Chief Financial Officer; Assistant Vice President,
                              Statutory Accounting, Assurant, Inc.
Paula M. SeGuin               Chief Administrative Officer, Vice President and Assistant Secretary;
                              Director of Compliance, Assurant, Inc.



Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs," and to Mr. Roberts as our "Chief Executive Officer" or "CEO." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.



The 2010 compensation of Mr. Roberts, who serves on the Parent's Management Committee (1), was based on a combination of both Assurant- and Assurant Employee Benefits-specific goals and objectives. The 2010 compensation of Ms. Mangelsen and Ms. SeGuin was based on a compensation program focused on the goals and objectives of the Parent. The 2010 compensation of Ms. Seasholtz was based on a compensation program focused principally on the goals and objectives of Assurant Solutions, a division of Assurant. All of our NEOs participate in the Parent's long-term equity incentive program.



For more detailed information on Assurant's 2010 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 29, 2011.



OUR EXECUTIVE COMPENSATION PRINCIPLES



Our core executive compensation principles are based on the principles of Assurant and are set forth below:



- Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the long-term interests of shareholders. (2)



- Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should support both Assurant's and the Company's business strategy and motivate our executives to deliver above-average results over a sustained period.



- A substantial portion of target total direct compensation provided to our named executive officers should be tied to business performance.


------------


(1) The Management Committee of Assurant, Inc. consists of the President and Chief Executive Officer of Assurant, all of the Executive Vice Presidents of Assurant and the Chief Executive Officers of each of Assurant's operating segments. The Management Committee is ultimately responsible for setting the policies, strategy and direction of Assurant, subject to the overall discretion and supervision of the Assurant Board of Directors.



(2) Union Security Life Insurance Company of New York does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         91

-------------------------------------------------------------------------------


- Our executive compensation programs should reinforce a culture of accountability that views risk management as a priority.



II. THE COMPENSATION DECISION MAKING PROCESS



The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.



The Assurant Compensation Committee determined the compensation of Mr. Roberts because he served as executive officer of the Parent during 2010. Mr. Roberts is not involved in the Assurant Compensation Committee's determination of his own compensation.



As part of its process, the Assurant Compensation Committee evaluates the recommendations of Assurant's Chief Executive Officer along with information and analysis provided by Towers Watson & Co. ("Towers Watson"), its independent compensation consultant. The Assurant Compensation Committee exercises its discretion in evaluating, modifying, approving or rejecting the Chief Executive Officer's recommendations, and makes all final decisions with regard to base salary, short term incentives and long-term incentives for Assurant's executive officers. The Assurant Compensation Committee meets periodically in executive session without any members of management present to discuss recommendations and make decisions with respect to compensation of Assurant's executive officers (including Mr. Roberts).



The compensation of Mr. Becerra was determined through a process whereby the President and Chief Executive Officer of Assurant Solutions annually reviews the performance and compensation of his direct reports and makes decisions regarding their compensation. The compensation of Ms. Seasholtz was determined through a process whereby Mr. Becerra annually reviews the performance and compensation of his direct reports and makes decisions regarding their compensation, which the President and Chief Executive Officer of Assurant Solutions reviews and approves. The compensation of Ms. Mangelsen and Ms. SeGuin was determined through a process whereby members of senior management at the Parent annually reviews the performance and compensation of Ms. Mangelsen and Ms. SeGuin, and makes decisions regarding their compensation.



LEVEL OF COMPENSATION PROVIDED



Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.



Management Committee-Level Named Executive Officer -- Assurant's Compensation Peer Group. Assurant's goal is to provide target total direct compensation for its executive officers at levels and on terms consistent with those of a select group of publicly traded companies that it views as its peers (its "compensation peer group"). Assurant aims to set target total direct compensation for each Management Committee-level NEO at approximately the median level provided to executives with similar responsibilities at companies in the Parent's compensation peer group. While Assurant faces competition in each of its businesses, it does not believe that any single competitor directly competes in all of its business lines. Additionally, the business lines in which Assurant operate are generally characterized by a limited number of competitors. Assurant believes that the following companies collectively represent the best match for Assurant because they operate in the insurance or financial services sector and may share one or more of the following characteristics: similar product lines; similar services and business models; similar revenues and assets and a similar talent pool for recruiting new employees:



- Aetna Inc.                         - Coventry Health Care, Inc.         - Stancorp Financial Group, Inc.
- Aflac Incorporated                 - Genworth Financial, Inc.           - Sunlife Financial, Inc.
- CIGNA Corporation                  - Hanover Insurance Group Inc.       - Torchmark Corporation
- CNO Financial Group, Inc.          - Humana Inc.                        - Unum Group
- CNA Financial Corporation          - Markel Corporation                 - W.R. Berkley Corporation
                                     - Principal Financial Group, Inc.



Company-Level Named Executive Officers -- Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group, however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base compensation at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short-term incentive compensation and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short-term incentive compensation and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

92                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


III. ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM



BASE SALARIES



The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2010, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.



ANNUAL INCENTIVE COMPENSATION



Overview. Since Assurant's inception as a public company, and consistent with its sustainable growth strategy, it has allocated 40% of the target annual incentive opportunity provided to its executives to profitability measures and 40% to top-line revenue growth for specified areas. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. The remaining 20% of the target opportunity is allocated to strategic development goals that, in 2010, focused on specific risk management objectives. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).



2010 ANNUAL INCENTIVE COMPENSATION FOR THE COMPANY'S NEOS



FINANCIAL METRICS (80%). For 2010, the Assurant Compensation Committee sought to establish financial targets that were challenging and would motivate our senior executives to deliver growth in a difficult economic environment. For Mr. Roberts, financial targets apply to the Assurant Employee Benefits business segment and for Mr. Becerra, financial targets apply to the Assurant Solutions business segment. Top-line growth (40%) is measured through a combination of gross or net earned premiums and fees (50%) and gross written premium/new sales of designated products (50%). Profitability is measured using net operating income ("NOI") (25%) and operating return on equity ("ROE") (15%) for the segment. (3)



For Ms. Mangelsen and Ms. SeGuin, top-line revenue growth (40%) is measured by a weighted average of the performance results of the business segments, and profitability is measured using consolidated operating earnings per share ("EPS") (25%) and operating ROE (15%). (4)



Financial targets for Ms. Seasholtz apply to the Assurant Solutions business segment, as well as a division of Assurant Solutions. 35% of Ms. Seasholtz's annual incentive compensation is measured by performance of this division and 45% is measured by a combination of the financial metrics for Assurant Solutions described above: (top-line growth, NOI and operating ROE).



ENTERPRISE RISK MANAGEMENT (20%). To reinforce a culture that views risk management as a priority, in 2010, the Assurant Compensation Committee again selected enterprise risk management as the area of strategic focus. Specifically, the Assurant Compensation Committee approved the following objectives: (i) quantification of segment-specific business risks that may have a material Parent-level impact (25%), evaluated by segment; (ii) quantification of segment-specific business risks that may have a material segment-level impact (40%) and achievement of segment-specific compliance goals (10%), evaluated by segment; and (iii) incorporation of quantitative business transaction risk analysis (5%) and portfolio transaction risk analysis (20%) into ongoing business processes, measured for all segments at the Parent level. The Parent retained an external consultant to monitor each segment's progress with respect to the 2010 goals and prepare an assessment for submission to the Assurant Compensation Committee along with management's recommended performance ratings.



Performance against strategic development goals was evaluated for each NEO in 2010 was based on a composite of Parent and segment-level results.


------------


(3) NOI is determined by excluding net realized gains or losses on investments and unusual and/or infrequent items from net income. Operating ROE for the business segment is determined by dividing NOI for the segment by average stockholders' equity for the segment. For additional information regarding these measures, please see the Parent's earnings release, Exhibit 99.1 to its Current Report on Form 8-K furnished to the SEC on February 2, 2011, and the financial supplement posted on the "Investor Relations" section of the Parent's website at http://ir.assurant.com. Neither the earnings release nor the financial supplement is incorporated by reference herein.



(4) Consolidated operating EPS is determined by dividing NOI for Assurant as a whole by the weighted average number of diluted shares of Assurant Common Stock outstanding during the year. Operating ROE for Assurant is determined by dividing NOI for Assurant as a whole by average stockholders' equity for the year, excluding accumulated other comprehensive income ("AOCI").

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         93

-------------------------------------------------------------------------------


ANNUAL INCENTIVE PERFORMANCE RESULTS FOR MR. ROBERTS. For Mr. Roberts, the 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $31, $36, $41, $51 and $61 million, respectively. Assurant Employee Benefits' 2010 NOI was $63.5. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 5.85%, 6.85%, 7.85%, 9.85% and 11.85%, respectively. Assurant Employee Benefits' 2010 operating ROE was 11.4%. With respect to revenue growth, the 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for net earned premium and fee income were $1.075, $1.125, $1.175, $1.275 and $1.375 billion, respectively. 2010 net earned premium and fee income for the segment was $1.127 billion. The 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and
2.0 multipliers for total sales were $155, $165, $175, 195 and $215 million, respectively. Total sales for 2010 was $136.2 million. In addition, performance against the 2010 strategic development goal resulted in a 1.90 multiplier. Based on the above metrics and performance results, the 2010 composite annual incentive performance multiplier for Mr. Roberts was 1.27.



ANNUAL INCENTIVE PERFORMANCE RESULTS FOR MS. MANGELSEN AND MS. SEGUIN. For Ms. Mangelsen and Ms. SeGuin, the 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for consolidated operating EPS were $3.00, $3.25, $3.50, $4.00 and $4.50 per diluted share, respectively. Assurant's 2010 operating EPS was $5.02. The 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 7.3%, 7.8%, 8.3%, 9.5% and 10.8%, respectively. Assurant's 2010 operating ROE was 12.07%. With respect to revenue growth, the corporate-level revenue growth multiplier is determined based on a weighted average of the performance multipliers applicable to each of the Parent's four business segments, which are weighted as follows: Assurant Specialty Property -- 25%; Assurant Solutions -- 30%; Assurant Health -- 25%; and Assurant Employee Benefits -- 20%. The revenue growth multiplier for: (i) Assurant Specialty Property was 1.66, based on weighted targets of $2.7 billion for gross earned premium and fee income (50%) and $1.975 billion for gross written premium (50%), and results of $2.867 billion of gross earned premium and fee income and $2.202 billion of gross written premium; (ii) Assurant Solutions was 1.13, based on weighted targets of $3.8 billion for gross earned premium and fee income (50%) and $3.2 billion for gross written premium (50%), and results of $3.75 billion for gross earned premium and fee income and $3.44 billion for gross written premium; (iii) Assurant Health was 0.51, based on weighted targets of $1.9 billion for net earned premium and fee income (50%) and $360 million for new sales (50%), and results of $1.9 billion for net earned premium and fee income and $295.6 million for new sales; and (iv) Assurant Employee Benefits was 0.26, based on weighted targets of $1.175 billion for net earned premium and fee income (50%) and $175 million in total sales (50%), and results of $1.127 billion for net earned premium and fee income and $136.2 million in total sales. In addition, performance against the 2010 strategic development goal resulted in a 1.90 multiplier. Based on the above metrics and performance results, the 2010 composite annual incentive performance multiplier for 2010 for Ms. Mangelsen and Ms. SeGuin was 1.55.



ANNUAL INCENTIVE PERFORMANCE RESULTS FOR MR. BECERRA. For Mr. Becerra, the 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for NOI were $115, $121, $127, $139 and $151 million, respectively. Assurant Solutions' 2010 NOI was $103.2 million. The 2010 performance levels for operating ROE that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for operating ROE were 7.40%, 7.75%, 8.10%, 8.70% and 9.40%. Assurant Solutions' 2010 operating ROE was 6.65%. With respect to revenue growth, the 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross earned premium and fee income were $3.6, $3.7, $3.8, $4.0 and $4.2 billion, respectively. Assurant Solutions' 2010 gross earned premium and fee income was $3.75 billion. The 2010 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for gross written premium were $2.95, $3.075, $3.2, $3.45 and $3.7 billion, respectively. Assurant Solutions' 2010 gross written premium was 3.44 billion. In addition, performance against the 2010 strategic development goal resulted in a 1.90 multiplier. Mr. Becerra's composite multiplier was adjusted from 0.83 to 1.0 to reflect an extraordinary one-time item affecting Assurant Solutions NOI.



ANNUAL INCENTIVE PERFORMANCE RESULTS FOR MS. SEASHOLTZ. Ms. Seasholtz's 2010 composite annual incentive performance multiplier was 1.02, comprised in part by the metrics and results of Assurant Solutions, as disclosed for Mr. Becerra above, as well as certain metrics applicable to a division of Assurant Solutions. Senior management of Assurant Solutions set the targets for this division to be challenging, but reasonably attainable. The maximum award is intended to be very difficult to achieve. Based on historical performance. Assurant Solutions senior management believes the target award is somewhat likely, but not easily achieved.



The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

94                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2010:



                                               2010 TARGET                     2010                     2010 ANNUAL
NAMED EXECUTIVE OFFICER                      ANNUAL INCENTIVE               MULTIPLIER               INCENTIVE PAYMENT
--------------------------------------------------------------------------------------------------------------------------
John S. Roberts                                  $450,000                      1.27                       $571,500
                                                                   (Assurant Employee Benefits)
Valerie H.Seasholtz                              $77,757                       1.02                       $79,312
                                                                       (Assurant Solutions)
Manuel J. Becerra                                $183,387                      1.00                       $183,387
                                                                       (Assurant Solutions)
Tamrha V. Mangelsen                              $21,590                       1.55                       $33,464
                                                                      (Assurant Enterprise)
Paula M. SeGuin                                  $16,532                       1.55                       $25,625
                                                                      (Assurant Enterprise)



LONG-TERM EQUITY INCENTIVE COMPENSATION



All of the NEOs participate in Assurant's long-term equity incentive compensation program.



Since 2009, Assurant has used performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria. For each year in the applicable performance cycle, Assurant's performance with respect to selected metrics is compared against a broad index of insurance companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the performance period.



Applicable metrics for the 2009 - 2011, 2010 - 2012 and 2011 - 2013 performance cycles are set forth in the chart below:



              PSU RELATIVE PERFORMANCE METRICS AND RELATIVE INDEX



                    2009 - 2011 PERFORMANCE CYCLE         2010 - 2012 AND 2011 - 2013 PERFORMANCE CYCLES        WEIGHTING
--------------------------------------------------------------------------------------------------------------------------
RELATIVE          Growth in EPS (1)                  Growth in book value per share excluding AOCI (4)             1/3
PERFORMANCE       Growth in Revenue (2)              Growth in Revenue                                             1/3
METRICS           Total Shareholder Return (3)       Total Shareholder Return                                      1/3
RELATIVE INDEX    A.M. Best U.S. Insurance Index     A.M. Best U.S. Insurance Index, excluding companies with      N/A
                                                     revenues of less than $1 billion or that are not in the
                                                     health or insurance Global Industry Classification
                                                     Standard codes
                  ---------------------------------  --------------------------------------------------------  -----------



(1)  Year-over-year growth in GAAP EPS



(2)  Year-over-year growth in total GAAP Revenue



(3)  Percent change on Company stock plus dividend yield percentage



(4) Year-over-year growth in the Company's common equity, excluding AOCI, divided by fully diluted shares of Common Stock outstanding at year-end



CHANGES TO RELATIVE PERFORMANCE METRICS AND INDEX. In light of the significant volatility in EPS across the financial services sector, and in response to comments from investors, the Assurant Compensation Committee decided to replace growth in GAAP EPS with growth in book value per diluted share excluding AOCI as a performance metric for the 2010 - 2012 and 2011 - 2013 PSU performance cycles.



The Assurant Compensation Committee also approved a change to the group of competitors used in the determination of Assurant's composite percentile ranking. For the 2010 - 2012 and 2011 - 2013 PSU performance cycles, Assurant's performance will be measured against companies in the A.M. Best U.S. Insurance Index, excluding those with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes. This change enables Assurant to more accurately benchmark performance against the performance of companies of comparable size that operate one or more similar businesses.



Executives do not receive any payout if the Parent's composite percentile ranking falls below the 25th percentile. If the composite percentile ranking is at or above the 75th percentile, the maximum payout is attained.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         95

-------------------------------------------------------------------------------


Payments in respect of PSUs awarded under the ALTEIP are intended to be deductible, to the maximum extent possible, as "performance based compensation" within the meaning of Section 162(m). Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under the heading "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table -- Long Term Incentive Awards" below.



RSUS. The 50/50 split between PSUs and RSUs is intended to further align the interests of Assurant's executives with the long-term interests of stockholders. RSUs typically vest in equal annual installments over a three-year vesting period.



COMPENSATION LEVELS AND PAY MIX FOR 2011



MANAGEMENT COMMITTEE-LEVEL NAMED EXECUTIVE OFFICER. In January 2011, Towers Watson presented data to the Assurant Compensation Committee demonstrating that total target cash compensation (base salary and target incentive compensation) provided to most of Assurant's NEOs continued to fall below median levels for similarly situated executives at companies in Assurant's compensation peer group. To further align NEO compensation with median levels, the Committee approved an increase in base salary from $500,000 to $520,000 and an increase in target annual incentive opportunity from 90% to 100% of base salary for Mr. Roberts. Mr. Robert's target long-term incentive opportunity for 2011 remains unchanged from 2010.



COMPANY-LEVEL NAMED EXECUTIVE OFFICERS. For 2011, Mr. Becerra's target short-term and long-term incentive opportunity was increased to 60% and 65% of base salary, respectively. No other NEOs received percentage increases for 2011.



IV. BENEFITS AND PERQUISITES



The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.



CHANGE OF CONTROL BENEFITS. Assurant is party to a change of control agreement (each, a "COC Agreement") with Messrs Roberts and Becerra. The purpose of these COC Agreements is to enable these executives to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. COC Agreements with the Named Executive Officers apply in the context of a change of control of Assurant Employee Benefits (as defined in the COC Agreement). The COC Agreement with each NEO contains a "double trigger," meaning that benefits are generally payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. Executives who have COC Agreements are also subject to non-compete and non-solicitation provisions. Additional information regarding the terms and conditions of the COC Agreements is provided under the heading "Narrative to the Potential Payments upon Termination or Change of Control Table -- Change of Control Agreements" below.



RETIREMENT PLANS. Certain NEOs participate in the Supplemental Executive Retirement Plan (the "SERP"), the Assurant Executive Pension Plan (the "Executive Pension Plan"), the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") and/or the Assurant Pension Plan (the "Pension Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of IRC Section 401(a)(17) ($245,000 for 2010). The SERP is designed to supplement the pension benefits provided under the Pension Plan, Executive Pension Plan and Social Security so that total income replacement from these programs will equal up to 50% of an NEO's base salary plus his or her annual incentive target. Additional information regarding the terms and conditions of these plans is provided under the headings "Narrative to the Pension Benefits Table " below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.



DEFERRED COMPENSATION PLANS. Certain NEOs are also eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with IRC Section 409A ("Section 409A"). Prior to the adoption of
Section 409A and the establishment of the ADC Plan in 2005, some of the NEOs were eligible to participate in the Assurant Investment Plan (the "AIP"). However, after the enactment of Section 409A, the AIP was frozen as of January 1, 2005 and, currently, only withdrawals may be made.



Additional information regarding the terms and conditions of these plans is provided under the heading "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.



HEALTH AND WELFARE BENEFITS. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000. As an additional benefit, NEOs who are members of Assurant's Management Committee are eligible for

96                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


Executive LTD coverage, subject to underwriting for amounts in excess of a guaranteed benefit of $3,000. Executive LTD supplements benefits payable under the standard coverage and provides a maximum monthly benefit of $25,000, less amounts payable under the group policy. This coverage is provided through the purchase of individual policies on a bi-annual basis and is fully paid for by Assurant.



V. RELATED POLICIES AND CONSIDERATIONS



PARENT STOCK OWNERSHIP GUIDELINES



Assurant believes that a sustained level of Assurant stock ownership is critical to ensuring that the creation of long-term value for its shareholders remains a primary objective for its executives (one of whom is an NEO of the Company) and non-employee directors. Accordingly, in 2006 Assurant adopted the following Stock Ownership Guidelines and holding requirements for Assurant's non-employee directors and senior executives:



Non-Employee Director                          Must own Assurant stock with a market value
                                               equal to 5 times the annual base cash retainer
Chief Executive Officer                        Must own Assurant stock with a market value
                                               equal to 5 times current base salary
Assurant, Inc. Executive Vice Presidents       Must own Assurant stock with a market value
 (including all other NEOs)                    equal to 3 times current base salary



Individuals have five years from the later of July 1, 2006 or the date of their permanent appointment to a specified position to acquire the required holdings. These requirements only apply to Mr. Roberts, who serves as a member of Assurant's Management Committee. Mr. Roberts' compliance date is March 15, 2014. Eligible sources of Assurant shares include personal holdings, restricted stock, RSUs, 401(k) holdings and Assurant's Employee Stock Purchase Plan shares. The Assurant Compensation Committee tracks the ownership amount of Assurant's non-employee directors and Management Committee on an annual basis. Individuals who do not comply with the guidelines as of the applicable compliance date will be prohibited from selling shares of Assurant stock until they achieve compliance.



TIMING OF EQUITY GRANTS



Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP must be granted on the second Thursday in March each year. If the Assurant Compensation Committee decides that a second grant in the same calendar year is necessary for, among other reasons, salary adjustments, promotions or new hires, additional awards under the ALTEIP may be granted on the second Thursday in November.



TAX AND ACCOUNTING IMPLICATIONS



Under Section 162(m), certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by shareholders. The Assurant Compensation Committee continues to emphasize performance-based compensation for Assurant's executives and seeks to minimize the impact of Section 162(m). However, because the Assurant Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary to successfully execute the Company's business strategy, in any year the Assurant Compensation Committee may approve non-performance based compensation (as defined for purposes of Section 162(m)) in excess of $1 million.



The compensation that Assurant pays to the NEOs is reflected in our financial statements as required by U.S. generally accepted accounting principles. The Assurant Compensation Committee considers the financial statement impact, along with other factors, in determining the amount and form of compensation provided to executive officers of Assurant. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         97

-------------------------------------------------------------------------------


                    COMPENSATION OF NAMED EXECUTIVE OFFICERS



SUMMARY COMPENSATION



The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2010, 2009 and 2008, as applicable.



        SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2010, 2009 AND 2008




                                                                   STOCK           OPTION
NAME AND                                SALARY    BONUS         AWARDS (1)       AWARDS (1)
PRINCIPAL POSITION                YEAR    ($)      ($)              ($)              ($)
(A)                               (B)     (C)      (D)              (E)              (F)
----------------------------------------------------------------------------------------------
John S. Roberts, Chief Executive  2010  500,000        0          876,883                0
 Officer; Executive Vice          2009  500,000  300,000  (3)     752,391                0
 President, Assurant, Inc.        2008  415,000   67,438          444,610          283,307
Valerie H. Seasholtz, President   2010  259,189        0           51,954                0
Tamrha V. Mangelsen, Treasurer    2010  143,933        0           14,410                0
 and Chief Financial Officer;     2009  141,110        0           14,146                0
 Assistant Vice President,        2008  133,500        0                0                0
 Statutory Accounting,
 Assurant, Inc.
Paula M. SeGuin, Chief            2010  110,214        0           16,591                0
 Administrative Officer, Vice     2009  108,052        0           16,260                0
 President and Assistant          2008  104,600    3,923                0           12,170
 Secretary; Director of
 Compliance, Assurant, Inc.
Manuel J. Becerra, former         2010  366,774        0          202,134                0
 President                        2009  359,582        0          162,315                0
                                  2008  349,108   43,639           34,934          139,887

                                                      CHANGE IN
                                                    PENSION VALUE
                                                         AND
                                                    NONQUALIFIED
                                    NON-EQUITY        DEFERRED              ALL
                                  INCENTIVE PLAN    COMPENSATION           OTHER
NAME AND                           COMPENSATION     EARNINGS (2)     COMPENSATION (4)      TOTAL
PRINCIPAL POSITION                      ($)              ($)                ($)             ($)
(A)                                     (G)              (H)                (I)             (J)
--------------------------------  ----------------------------------------------------------------
John S. Roberts, Chief Executive      571,500          290,106             70,737        2,309,226
 Officer; Executive Vice              164,000          242,105            139,797        2,098,293
 President, Assurant, Inc.            310,213                0             64,192        1,584,760
Valerie H. Seasholtz, President        79,312          222,084              9,285          621,824
Tamrha V. Mangelsen, Treasurer         33,464           14,499             11,469          217,775
 and Chief Financial Officer;          16,087           13,405             11,539          196,287
 Assistant Vice President,             21,494           11,476             11,469          177,662
 Statutory Accounting,
 Assurant, Inc.
Paula M. SeGuin, Chief                 25,625            9,124              8,886          170,440
 Administrative Officer, Vice          12,318            9,674              9,007          155,311
 President and Assistant               18,043           10,823              9,396          158,955
 Secretary; Director of
 Compliance, Assurant, Inc.
Manuel J. Becerra, former             183,387           39,397             41,031          832,723
 President                            169,004           41,066             33,638          765,605
                                       89,023           71,853             49,601          778,045



(1) The amounts reported in column (e) for 2010 and 2009 represent awards of PSUs and RSUs, and for 2008 represent awards of restricted stock. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718.



     The 2010 PSU values included in column (e) are computed based on the achievement of target level performance for each award. Assuming the achievement of maximum level performance for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be $1,096,568 for Mr. Roberts, $252,774 for Mr. Becerra, $18,020 for Ms. Mangelsen, $20,764 for Ms. SeGuin and $64,970 for Ms Seasholtz. The grant date fair value of PSUs was estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION -- PERFORMANCE SHARE UNITS", of the Assurant Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC (the "Assurant 2010 Form 10-K") for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.



     The SARs amounts reported in column (f) for 2009 and 2008 are consistent with the grant date fair value computed in accordance with FASB ASC Topic
     718. The fair value of each outstanding SAR was estimated on the grant date using a Black-Scholes option-pricing model and expense is amortized over the applicable vesting period. Please see Footnote 18, "STOCK BASED COMPENSATION -- STOCK APPRECIATION RIGHTS", of the Assurant 2010 Form 10-K for a discussion of the Black-Scholes option-pricing model and the assumptions used in this valuation.



(2) The change in pension value is the aggregate change in the actuarial present value of the respective NEO's accumulated benefit under the Parent's three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2009 to December 31, 2010, from December 31, 2008 to December 31, 2009 and from December 31, 2007 to December 31, 2008. For each plan, the change in the pension value is determined as the present value of the NEO's accumulated benefits at December 31, 2008, December 31, 2009 or December 31, 2010 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2007, December 31, 2008 or December 31, 2009, as applicable. Present values of accumulated benefits at December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010 use the same assumptions as included in the financial statements in the Parent's Annual Reports on Form 10-K for the fiscal years ending December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010, respectively, as filed with the SEC.



(3) The amount in column (d) for Mr. Roberts reflects a special promotion bonus awarded on July 13, 2009. Mr. Roberts received a special bonus equal to 60% of his base salary, or $300,000, in recognition of his promotion to President and Chief Executive Officer, Assurant Employee Benefits. The 2008 amounts in column (d) for Messrs. Roberts and Becerra and Ms. SeGuin represent a one-time special appreciation bonus, equal to 25% of their 2008 annual short term incentive program target award, paid by the Parent to express its special appreciation for their efforts during 2007.

98                         UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


(4) The table below details the amounts reported in the "All Other Compensation" column, which include premiums paid for Executive Long Term Disability, Parent contributions to the Executive 401(k) Plan, Parent contributions to the Assurant 401(k) Plan, perquisites and other personal benefits, dividends and dividend equivalents; and certain other amounts during 2010:



                                            PARENT            PARENT         PERQUISITES
                                        CONTRIBUTIONS     CONTRIBUTIONS       AND OTHER
                         EXECUTIVE       TO EXECUTIVE      TO ASSURANT         PERSONAL
                            LTD             401(K)            401(K)           BENEFITS
NAME                        ($)              ($)               ($)               ($)
-------------------------------------------------------------------------------------------
John Roberts               4,238            29,330            17,150                --
Valerie Seasholtz              0                 0             8,250                --
Tamrha Mangelsen               0                 0            11,201                --
Paula SeGuin                   0                 0             8,577                --
Manuel Becerra                 0            20,354            17,150                --


                       DIVIDENDS AND
                          DIVIDEND
                      EQUIVALENTS (1)   TOTAL
NAME                        ($)          ($)
--------------------  ------------------------
John Roberts               20,019       70,737
Valerie Seasholtz           1,035        9,285
Tamrha Mangelsen              268       11,469
Paula SeGuin                  309        8,886
Manuel Becerra              3,527       41,031



       (1) The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2010 on unvested awards of restricted stock and RSUs, respectively, that were not factored into the grant date fair value required to be reported for these awards in column
            (e). The amounts in column (i) for each of 2009 and 2008 also reflect the dollar value of dividends paid on restricted stock that were not factored into the grant date fair values reported in column
            (e). No dividends or dividend equivalents were paid on PSUs in 2010.



GRANTS OF PLAN-BASED AWARDS



The table below sets forth individual grants of awards made to each NEO during 2010.



             GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2010




                                                      ESTIMATED FUTURE
                                                  PAYOUTS UNDER NON-EQUITY
                                                  INCENTIVE PLAN AWARDS (1)
                                         THRESHOLD       TARGET           MAXIMUM
NAME                    GRANT DATE          ($)            ($)              ($)
(A)                         (B)             (C)            (D)              (E)
-------------------------------------------------------------------------------------
John S. Roberts          3/11/2010           --               --               --
                         3/11/2010           --               --               --
                                --            0          450,000          900,000
Valerie H.
 Seasholtz               3/11/2010           --               --               --
                         3/11/2010           --               --               --
                                --            0           77,757          155,513
Tamrha V. Mangelsen      3/11/2010           --               --               --
                         3/11/2010           --               --               --
                                --            0           21,590           43,180
Paula M. SeGuin          3/11/2010           --               --               --
                         3/11/2010           --               --               --
                                --            0           16,532           33,064
Manuel J. Becerra        3/11/2010           --               --               --
                         3/11/2010           --               --               --
                                --            0          183,387          366,774


                                   ESTIMATED FUTURE
                                     PAYOUTS UNDER
                                   EQUITY INCENTIVE
                                      PLAN AWARDS
                       THRESHOLD        TARGET         MAXIMUM
NAME                      (#)            (#)             (#)
(A)                       (F)            (G)             (H)
-------------------  ---------------------------------------------
John S. Roberts             --              --              --
                         6,633          13,266          19,899
                            --              --              --
Valerie H.
 Seasholtz                  --              --              --
                           393             786           1,179
                            --              --              --
Tamrha V. Mangelsen         --              --              --
                           109             218             327
                            --              --              --
Paula M. SeGuin             --              --              --
                           126             251             377
                            --              --              --
Manuel J. Becerra           --              --              --
                         1,529           3,058           4,587
                            --              --              --

                       ALL OTHER      ALL OTHER
                         STOCK         OPTION                         GRANT
                        AWARDS:        AWARDS:      EXERCISE        DATE FAIR
                       NUMBER OF      NUMBER OF      OR BASE         VALUE OF
                         SHARES      SECURITIES     PRICE OF        STOCK AND
                        OF STOCK     UNDERLYING      OPTION           OPTION
                        OR UNITS       OPTIONS       AWARDS           AWARDS
NAME                      (#)            (#)       ($/SH) (2)        ($) (2)
(A)                       (I)            (J)           (K)             (L)
-------------------  ------------------------------------------------------------
John S. Roberts          13,266           --          32.98          $437,513
                             --           --          33.12          $439,370
                             --           --             --                --
Valerie H.
 Seasholtz                  786           --          32.98           $25,922
                             --           --          33.12           $26,032
                             --           --             --                --
Tamrha V. Mangelsen         218           --          32.98            $7,190
                             --           --          33.12            $7,220
                             --           --             --                --
Paula M. SeGuin             251           --          32.98            $8,278
                             --           --          33.12            $8,313
                             --           --             --                --
Manuel J. Becerra         3,058           --          32.98          $100,853
                             --           --          33.12          $101,281
                             --           --             --                --



(1) The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO's annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2010 performance is reported in the column entitled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.



(2) The base price of 2010 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of Assurant, Inc. Common Stock on the grant date.



     The base price of 2010 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance and estimated on the grant date using a Monte Carlo simulation model. Please see Footnote 18, "STOCK BASED COMPENSATION --PERFORMANCE SHARE UNITS", of the 2010 Form 10-K for a discussion of the Monte Carlo simulation model and the assumptions used in this valuation.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                         99

-------------------------------------------------------------------------------


NARRATIVE TO THE SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
TABLE



ANNUAL INCENTIVE AWARDS



Annual incentive awards for Mr. Roberts are paid pursuant to the Assurant, Inc. Executive Short Term Incentive Plan ("ESTIP"), a plan intended to meet the requirements of IRC Section 162(m). The aggregate payments to all ESTIP participants for any performance period cannot exceed 5% of the Parent's net income (as defined in the ESTIP). At the end of each year, the Compensation Committee of the Parent's Board of Directors (the "Parent Compensation Committee") certifies the amount of the Parent's net income and the maximum award amounts that can be paid under the ESTIP. The Parent Compensation Committee then has discretion to pay an incentive award that is less than the applicable maximum. In 2010, the Parent Compensation Committee exercised negative discretion to reduce Mr. Roberts' award by applying the performance goals described in the CD&A under the heading " -- ANNUAL INCENTIVE COMPENSATION" above. The threshold, target and maximum payout amounts disclosed in the Grants of Plan-Based Awards Table reflect the application of these performance goals.



Annual incentive payments for Mr. Becerra, Ms. Seasholtz, Ms. Mangelsen and Ms. SeGuin were paid pursuant to the annual incentive program applicable to the Parent or Assurant Solutions, as applicable. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A --ANNUAL INCENTIVE COMPENSATION."



LONG TERM EQUITY INCENTIVE AWARDS



The Parent's outstanding equity-based awards have been granted under two long-term incentive compensation plans, the ALTEIP and the Assurant, Inc. 2004 Long-Term Incentive Plan (the "ALTIP"). The ALTEIP was approved by the Parent's stockholders in May 2008. Since that time, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.



Prior to the adoption of the ALTEIP, our named executive officers were awarded stock appreciation rights ("SARs") and shares of restricted stock under the ALTIP. No additional equity awards may be granted under the ALTIP. Restricted stock awards granted under the ALTIP also typically vest in three equal installments on each of the first three anniversaries of the grant date. Restricted stock award recipients, as beneficial owners of the shares, have full voting and dividend rights with respect to the shares during and after the restricted period. Dividends are paid in cash and are not eligible for reinvestment during the restricted period. SARs granted under the ALTIP vest on the third anniversary of the grant date. To the extent not previously exercised, SARs are automatically exercised on the earliest of (i) the fifth anniversary of the grant date, (ii) the second anniversary of the participant's termination of employment for reason of death or disability or (iii) ninety days following the participant's termination of employment for reasons other than retirement, disability or death.

100                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END



The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2010.



              OUTSTANDING EQUITY AWARDS TABLE FOR FISCAL YEAR 2010



                                           Option Awards (1)                                   Stock Awards (1)
                           --------------------------------------------------  ------------------------------------------------




                                                                    EQUITY INCENTIVE
                               NUMBER OF             NUMBER OF        PLAN AWARDS:
                              SECURITIES             SECURITIES         NUMBER OF
                              UNDERLYING             UNDERLYING        SECURITIES
                              UNEXERCISED           UNEXERCISED        UNDERLYING          OPTION
                                OPTIONS               OPTIONS          UNEXERCISED        EXERCISE        OPTION
                            EXERCISABLE (2)        UNEXERCISABLE    UNEARNED OPTIONS      PRICE (2)     EXPIRATION
NAME                              (#)                   (#)                (#)               ($)         DATE (2)
(A)                               (B)                   (C)                (D)               (E)           (F)
------------------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS              Converted SARs   (2)
                                      7,909                                                 31.30       01/01/2014
                             All Other SARs
                                      9,595                                                 49.25       04/01/2011
                                     10,950                                                 53.48       03/08/2012
                                                       20,050   (4)                         60.65       03/13/2013
VALERIE H. SEASHOLTZ         Converted SARs   (2)
                                      1,207                                                 22.00       01/01/2014
                                      3,000                                                 26.56       01/01/2014
                             All Other SARs
                                      3,470                                                 49.25       04/01/2011
                                      4,200                                                 53.48       03/08/2012
                                                        3,500   (4)                         60.65       03/13/2013
TAMRHA V. MANGELSEN          Converted SARs   (2)
                                         --                --               --                 --             --
                             All Other SARs
                                         --                --               --                 --             --
PAULA M. SEGUIN              Converted SARs   (2)
                                         --                --               --                 --             --
                             All Other SARs
                                                        1,000   (4)                         60.65       03/13/2011
MANUEL J. BECERRA            Converted SARs   (2)
                                      3,205                                                 22.00       01/01/2014
                                      7,964                                                 26.56       01/01/2014
                             All Other SARs
                                     12,759                                                 49.25       04/01/2011
                                     11,850                                                 53.48       03/08/2012
                                                        9,900   (4)                         60.65       03/13/2013

                                                                    EQUITY INCENTIVE  EQUITY INCENTIVE
                                                                      PLAN AWARDS:      PLAN AWARDS:
                                                                       NUMBER OF      MARKET OR PAYOUT
                               NUMBER OF                                UNEARNED          VALUE OF
                            SHARES OR UNITS     MARKET VALUE OF     SHARES, UNITS OR  UNEARNED SHARES,
                             OF STOCK THAT     SHARES OR UNITS OF     OTHER RIGHTS     UNITS OR OTHER
                                HAVE NOT        STOCK THAT HAVE        THAT HAVE      RIGHTS THAT HAVE
                                 VESTED          NOT VESTED (3)        NOT VESTED      NOT VESTED (3)
NAME                              (#)                 ($)                 (#)                ($)
(A)                               (G)                 (H)                 (I)                (J)
--------------------------  ---------------------------------------------------------------------------
JOHN S. ROBERTS

                                    500   (5)        19,260
                                    372   (6)        14,329
                                  3,926   (7)       151,230
                                 12,340   (8)       475,337
                                 13,266  (10)       511,006
                                                                         18,509   (9)      712,967
                                                                         13,266  (11)      511,006
VALERIE H. SEASHOLTZ

                                     70   (6)         2,696
                                    786  (10)        30,277
                                                                          1,260   (9)       48,535
                                                                            786  (11)       30,277
TAMRHA V. MANGELSEN

                                    232   (8)         8,937
                                    218  (10)         8,397
                                                                            348   (9)       13,405
                                                                            218  (11)        8,397
PAULA M. SEGUIN

                                    267   (8)        10,285
                                    251  (10)         9,669
                                                                            400   (9)       15,408
                                                                            251  (11)        9,669
MANUEL J. BECERRA

                                    194   (6)         7,473
                                  2,662   (8)       102,540
                                  3,058  (10)       117,794
                                                                          3,993   (9)      153,810
                                                                          3,058  (11)      117,794



(1) These columns represent awards under the ALTEIP, ALTIP, BVR and their predecessor plans. Awards are either SARs or restricted stock, PSUs or RSUs.



(2) Until June 29, 2005, the Company maintained the Assurant Appreciation Incentive Rights Plan ("AAIR Plan"), which provided for the issuance of Assurant, Inc. and operating segment cash settled appreciation rights ("AAIR Plan rights"). In 2005, the Company decided to no longer issue operating segment rights or cash settled appreciation rights. The ALTIP was adopted to provide for the payment of appreciation to participants in the form of Assurant, Inc. Common Stock. As a result of the adoption of the ALTIP, the AAIR Plan rights were converted into SARs on June 30, 2005. The intrinsic value of the converted SARs did not change from that of the AAIR Plan rights. "Converted SARs" refers to the AAIR Plan rights (granted over several years prior to our initial public offering) that were converted to SARs on June 30, 2005. In delivering equivalent intrinsic value to the converted SARs, differing base prices may have resulted. Therefore, certain converted SARs with the same expiration date may have differing base prices in the table above.



(3) Value was determined using the December 31, 2010 closing price of Assurant, Inc. Common Stock of $38.52.



(4)  Award vests on March 13, 2011.



(5) This restricted stock award was granted on January 8, 2008 and vests 1,000 shares for the first year and 500 shares each for the second and third year.



(6) This restricted stock award was granted on March 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.



(7) This restricted stock award was granted on November 13, 2008 and vests in three equal annual installments on each of the first three anniversaries of the grant date.



(8) This RSU award was granted on March 12, 2009 and vests in three equal annual installments on each of the first three anniversaries of the grant date.



(9) This PSU award was granted on March 12, 2009 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are based on the Company's achievement of target performance during 2009 with respect to the performance metrics as compared against the performance of the other companies in the A.M. Best U.S. Insurance Index.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        101

-------------------------------------------------------------------------------


(10) This RSU award was granted on March 11, 2010 and vests in three equal annual installments on each of the first three anniversaries of the grant date.



(11) This PSU award was granted on March 11, 2010 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. The values in columns (i) and (j) are based on the Company's achievement of target performance during 2010 with respect to the performance metrics as compared against the performance of other companies in the A.M. Best U.S. Insurance Index, excluding those with revenues of less than $1 billion or that are not in the health or insurance GICS codes.



OPTION EXERCISES AND STOCK VESTED IN LAST FISCAL YEAR



The following table provides information regarding all of the SARs that were exercised by the NEOs during 2010, and all of the shares of restricted stock held by the NEOs that vested during 2010 on an aggregated basis.



          OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2010



                                               OPTION AWARDS                                 STOCK AWARDS
                                    NUMBER OF                                   NUMBER OF
                                     SHARES                    VALUE              SHARES                    VALUE
                                   ACQUIRED ON              REALIZED ON        ACQUIRED ON               REALIZED ON
NAME                              EXERCISE (#)           EXERCISE ($) (1)      EXERCISE (#)           EXERCISE ($) (1)
(A)                                    (B)                      (C)                (D)                       (E)
-------------------------------------------------------------------------------------------------------------------------
John S. Roberts                         --                       --                  500                     15,685
                                                                                     224                      7,217
                                                                                     370                     12,173
                                                                                   3,914                    136,990
                                                                                   6,169                    202,960
Valerie H. Seasholtz                    --                       --                   75                      2,417
                                                                                      67                      2,204
                                                                                   1,260   (2)               37,145    (2)
Tamrha V. Mangelsen                     --                       --                  116                      3,816
Paula M. Seguin                         --                       --                  133                      4,376
Manuel J. Becerra                       --                       --                  212                      6,831
                                                                                     191                      6,284
                                                                                   1,331                     43,790
-------------------------------------------------------------------------------------------------------------------------



(1) The value realized on exercise and/or vesting was determined using the closing price of Assurant, Inc. Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).



(2) This amount represents the value of an outstanding RSU award granted to Ms. Seasholtz in 2009 that, in accordance with the terms of the applicable award agreement, became fully vested in the year following the year of grant because Ms. Seasholtz is eligible for retirement. Payouts in respect of this award will continue in accordance with the standard three-year vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with IRC Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of Assurant's common stock and may differ from the amount set forth above.



PENSION BENEFITS



The Parent maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans, the Assurant Supplement Retirement Plan (the "Assurant SERP") and the Assurant Executive Pension Plan. In addition, the Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan.

102                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


The table below describes each plan that provides for pension payments to the NEOs.



                  PENSION BENEFITS TABLE FOR FISCAL YEAR 2010



                                                                     NUMBER OF                                 PAYMENTS
                                                                      YEARS OF          PRESENT VALUE OF        DURING
                                                                      CREDITED            ACCUMULATED         LAST FISCAL
NAME                                      PLAN NAME               SERVICE (1) (#)         BENEFIT ($)          YEAR ($)
(A)                                          (B)                        (C)                   (D)                 (E)
---------------------------------------------------------------------------------------------------------------------------
John S. Roberts                 Pension Plan                             2                   13,980                 0
                                Executive Pension Plan                   2                   29,482                 0
                                SERP                                    3.5                 488,749                 0
Valerie H. Seasholtz            Pension Plan                           34.58               1,224,736                0
                                Executive Pension Plan                 34.58                  N/A                   0
                                SERP                                    N/A                   N/A                   0
Tamrha V. Mangelsen             Pension Plan                             13                  69,458                 0
                                Executive Pension Plan                  N/A                   N/A                   0
                                SERP                                    N/A                   N/A                   0
Paula M. SeGuin                 Pension Plan                             17                  89,464                 0
                                Executive Pension Plan                  N/A                   N/A                   0
                                SERP                                    N/A                   N/A                   0
Manuel J. Becerra               Pension Plan                           20.25                214,943                 0
                                Executive Pension Plan                 20.25                323,482                 0
                                SERP                                    N/A                   N/A                   0



(1) None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.



NARRATIVE TO THE PENSION BENEFITS TABLE



The following is a description of the plans and information reported in the Pension Benefits Table.



THE ASSURANT PENSION PLAN



Eligible employees may generally participate in the Assurant Pension Plan on January 1 or July 1 after completing one year of service with Assurant. Credited service for determining a participant's benefit accrues after an employee begins participating in the plan and has no limit. Eligible compensation under this plan is subject to the applicable limit under Internal Revenue Code ("IRC")
Section 401(a)(17) (which was $245,000 for 2010). Each active plan participant on December 31, 2000 was given the choice of continuing to have his or her benefits calculated under the applicable prior plan formula or to have his or her benefits determined under the current pension formula. Benefits for employees joining (or rejoining) the plan after December 31, 2000 are determined under the current pension formula. Ms. Seasholtz is covered under the prior plan formula. Messrs. Roberts, Becerra and Ms. Mangelsen and SeGuin are covered under the current plan formula.



Under the current plan formula, the lump sum value of the benefit is based on the participant's accumulated annual accrual credits multiplied by their final average earnings, but is not less than the present value of accrued benefits under the prior plan formula. Final average earnings (for both the current and prior plan formula) is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the participant's termination of employment. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.



YEARS OF SERVICE                             CREDIT
-------------------------------------------------------
Years 1 through 10                               3%
Years 11 through 20                              6%
Years 21 through 30                              9%
Years over 30                                   12%



Under the current plan formula, the present value of accumulated benefits at December 31, 2010 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and final average earnings (which is limited by IRC Section 401(a)(17)) at December 31, 2010, but is not less than the present value of accrued benefits under the prior plan formula.



The prior plan formula is calculated by taking (a) 0.9% multiplied by final average earnings up to Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (b) 1.3% multiplied by final average earnings in

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        103

-------------------------------------------------------------------------------


excess of Social Security covered compensation multiplied by years of credited service (up to 35 years) plus (c) 1.3% multiplied by final average earnings multiplied by years of credited service in excess of 35. Under the prior plan formula, the present value of accumulated benefits at December 31, 2010 is determined based on the accrued plan benefit at that date and assumes the following: (1) the executives will retire from Assurant at age 65, (2) 35% of executives will receive their payments in the form of a life annuity and 65% of executives will receive their payments in the form of a 50% joint & survivor annuity, and (3) the present value of annuity benefits is based on an interest rate assumption of 5.44% and the RP 2000 generational mortality table (which is the mortality table assumption from the plan's most recent financial statement disclosure).



The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. A participant covered under the prior plan formula generally can commence his or her benefit at age 55, provided that he or she has accrued ten years of credited service, or elect to commence benefits at age 65. Participants covered under the current plan formula may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits under the current plan formula after three years of vesting service. If the participant elected to participate in the prior plan formula, the benefits will become vested after five years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.



THE ASSURANT EXECUTIVE PENSION PLAN



Eligible employees may generally begin participating in the Assurant Executive Pension Plan on January 1 or July 1 after completing one year of service with the Company and when their eligible compensation exceeds the IRC Section 401(a)(17) compensation limit (which was $245,000 for 2010). For participants who are covered under the prior plan formula, eligible compensation was capped for 2010 at $385,000 and this cap is adjusted annually for inflation. Eligible compensation for participants covered under the current plan formula is not capped. With respect to the plan formula to determine benefits, the elections made under the Assurant Pension Plan on December 31, 2000 also apply to the Assurant Executive Pension Plan. Ms. Seasholtz is covered under the prior plan formula. Messrs. Roberts, Becerra and Ms. Mangelsen and SeGuin are covered under the current plan formula.



A participant's benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the IRC limit) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under IRC Section 409A. Service covered under each of these formulas begins with participation in the Assurant Executive Pension Plan and has no limit. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service if the participant has elected to participate in the current plan formula, and after five years of service if the participant has elected to participate in the prior plan formula. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.



The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above, except that benefits calculated under the prior plan formula are paid as a lump sum rather than an annuity. For current plan formula participants, the present value of accumulated benefits at December 31, 2010 is determined as the lump sum value of the benefit based on the participant's accumulated annual accrual credits and unlimited final average earnings as of December 31, 2010 offset by the Assurant Pension Plan benefits. For prior plan benefits, the present value of accumulated benefits at December 31, 2010 is based on the benefit produced under the prior plan formula converted to a lump sum payment (1) at the plan's normal retirement age of 65.


------------


(1) The lump sum conversion basis at retirement consists of the greater of an interest rate of 4.25% and the 1994 Group Annuity Mortality Table and a blend of segmented high-quality corporate bond rates and 30 year treasury rates using the mortality required by IRC Section 417(e), as updated by the Pension Protection Act of 2006 (the "PPA"). Accordingly, the lump sum values shown are based on an interest rate of 4.25%. The present value of the lump sum payment is determined using a pre-retirement interest rate of 5.11%.

104                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


THE ASSURANT SERP



To participate in the Assurant SERP, an executive is nominated by the Parent and approved by the Parent Compensation Committee. Under the Assurant SERP, when a participant terminates employment, he or she is entitled to a benefit equal to a "Target Benefit" that is offset by the participant's benefit payable from the Pension Plan, the Assurant Executive Pension Plan and the participant's estimated Social Security benefit. The Target Benefit is equal to 50% of the participant's eligible compensation multiplied by a fraction, not to exceed 1.0, whose numerator is equal to the number of months of credited service at termination, and whose denominator is equal to 240. After 20 years of credited service and turning age 60 or 62, as applicable, a participant will earn a full 50% benefit under the Assurant SERP payable as a life annuity. Generally, credited service is based on the participant's years of service with the Company. If a participant was formerly employed by an acquired company, then service with that company may be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. In 2006, based on a study of the market practice, the Parent Compensation Committee approved a change to the normal retirement age from age 60 to age 62. This change is effective only for participants joining the Assurant SERP during 2007 or later. Since Mr. Roberts was approved for participation in the Assurant SERP after January 1, 2007, the change in normal retirement age applies to him. For participants who join the Assurant SERP on or after January 1, 2010, the normal retirement age has been increased to 65. A participant commences vesting in the Assurant SERP on the second anniversary of participation and continues to vest at the rate of 3% for each month of employment thereafter with the Company.



For benefits earned and vested as of December 31, 2004, the participant may commence his or her vested SERP benefit at any time following termination and the default form of payment under the Assurant SERP is a single lump sum payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity (but a participant may elect a different form of benefit). For benefits earned or vested after December 31, 2004, the only form of payment available under the Assurant SERP is a single lump payment that is the actuarial equivalent of the Assurant SERP benefit payable as a life annuity.



Mr. Roberts is 0% vested in his SERP benefit and has not attained normal retirement age as of December 31, 2010; therefore, if he had terminated employment on or prior to that date, his SERP benefit would have been actuarially reduced to his age.



The present value of the accumulated benefits at December 31, 2010 was determined based on the December 31, 2010 accrued benefit using the base salary, target ESTIP award and credited service at December 31, 2010. The present value of the accumulated benefits at December 31, 2010 is determined assuming the following: (1) the executives will retire from the Company at the plan's normal retirement age; (2) the executives will receive their benefits in accordance with their current form of payment elections; and (3) the present value of single lump sum benefits is determined using an interest rate of 5.11% to the retirement date and a lump sum conversion factor (2) at retirement.



NUMBER OF YEARS OF CREDITED SERVICE



The number of years of credited service varies between plans for the following reasons. Eligibility for the Pension Plan and Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. Eligibility under the Assurant SERP generally recognizes all service with the Company; however, if a participant was formerly employed by an acquired company, then service with that company may or may not be recognized under the Assurant SERP at the discretion of the Parent Compensation Committee. Mr. Roberts has prior service that was not recognized. For purposes of determining the amount of benefits payable under the Assurant SERP, credited service is capped at 20 years.


------------


(2) The lump sum values shown for Mr. Roberts is based on December monthly bond segment rates of 1.98% for years 0-5, 5.23% for years 5-20 and 6.52% for years 20+. The mortality is based on the IRC Section 417(e) mortality prescribed by the PPA.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        105

-------------------------------------------------------------------------------


NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS



The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax-qualified. The Assurant Investment Plan (the "AIP") was frozen in December 2004. The Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") is a nonqualified defined contribution plan. Ms. Mangelsen, Ms. SeGuin, and Ms. Seasholtz do not participate in any of these plans.



       NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED
                 COMPENSATION PLANS TABLE FOR FISCAL YEAR 2010



                                                              EXECUTIVE              REGISTRANT
                                                          CONTRIBUTIONS IN        CONTRIBUTIONS IN
                                                               LAST FY            LAST FY (1), (2)
NAME                                                             ($)                     ($)
(A)                                       PLAN                   (B)                     (C)
-----------------------------------------------------------------------------------------------------
John S. Roberts                     ADC Plan                       0                         0  (3)
                                    AIP                            0  (4)                    0  (4)
                                    Executive 401(k)               0  (4)               29,330
                                                TOTAL              0                    29,330
                                                                 ---                   -------
Manuel J. Becerra                   ADC Plan                       0                         0  (3)
                                    AIP                            0  (4)                    0  (4)
                                    Executive 401(k)               0  (4)               20,354
                                                TOTAL              0                    20,354
                                                                 ---                   -------

                                        AGGREGATE          AGGREGATE           AGGREGATE
                                       EARNINGS IN       WITHDRAWALS/       BALANCE AT LAST
                                       LAST FY (1)       DISTRIBUTIONS          FYE (1)
NAME                                       ($)                ($)                 ($)
(A)                                        (D)                (E)                 (F)
----------------------------------  ----------------------------------------------------------
John S. Roberts                                0                  0                     0
                                               0                  0                     0
                                          33,982                  0               242,822
                                          33,982                  0               242,822
                                         -------            -------            ----------
Manuel J. Becerra                             37             81,180               335,064
                                          17,580                  0               761,216
                                             132                  0               235,165
                                          17,749             81,180             1,331,445
                                         -------            -------            ----------



(1) The amounts in column (c) were reported as compensation in the last completed fiscal year in the "All Other Compensation" column of the Summary Compensation Table as follows: for Mr. Roberts, $29,330 of Company contributions to the Executive 401(k); and for Mr. Becerra, $20,354 of Company contributions to the Executive 401(k).



     The NEOs' Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, and AIP, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, interest and dividends held in the plans during 2010. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k), the aggregate earnings represent capital gains or losses, interest and dividends on the aggregate balance during 2010. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.



     For the AIP, no contributions could have been made during the fiscal year 2010 since the Plan has been frozen since December 2004.



(2) The Executive 401(k) amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (7% of eligible compensation in excess of the limit under IRC Section 401(a)(17)) that was made in February 2011.



(3)  The Company does not currently make any contributions to the ADC Plan.



(4) Since the AIP Plan has been frozen since December 2004, no contributions could have been made during fiscal year 2010. The Executive 401(k) Plan does not provide for participant contributions.



NARRATIVE TO THE NONQUALIFIED DEFINED CONTRIBUTION AND OTHER NONQUALIFIED DEFERRED COMPENSATION PLANS TABLE



The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.



THE ADC PLAN



Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or

106                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC
Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.



THE AIP



Prior to the establishment of the ADC Plan in 2005, eligible employees were able to participate in the AIP. The AIP provided key employees the ability to exchange a portion of their compensation for options to purchase certain publicly available mutual funds. Assurant did not provide any above market earnings or preferential earnings to the participants. The AIP was frozen in December 2004. Since then, participants have been able to withdraw from the AIP and have the ability to change their investment elections but any new deferrals of compensation have been made through the ADC Plan.



THE EXECUTIVE 401(K) PLAN



Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the IRC. The Parent makes an annual contribution for each participant in this plan equal to 7% of eligible compensation in excess of the IRC limit (which was $245,000 for 2010). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 4 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2009. The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. Messrs. Becerra and Roberts are currently 100% vested in their Executive 401(k) Plan benefit.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        107

-------------------------------------------------------------------------------


POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL



The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances enumerated below on December 31, 2010.



         POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE



                                              PAYOUT IF             PAYOUT IF
                                              TERMINATES           TERMINATES           PAYOUT IF
                                             VOLUNTARILY           VOLUNTARILY         TERMINATED
                                               12/31/10             12/31/10          INVOLUNTARILY
                                         (NOT RETIREMENT) (1)   (RETIREMENT) (1)      12/31/10 (2)
NAME                                             (A)                   (B)                 (C)
------------------------------------------------------------------------------------------------------
JOHN S. ROBERTS
 STIP Award                                          --                   --                   --
 Long-Term Equity Awards (4)                         --                   --             $917,662
 Executive Pension Plan (5)                     $29,482                   --              $29,482
 SERP (6)                                            --                   --                   --
 Executive 401(k) Plan (7)                      242,822                   --              242,822
 Severance (8)                                       --                   --                   --
                                               --------              -------            ---------
                                 TOTAL         $272,304                 $ --            $1,189,966
                                               --------              -------            ---------
VALERIE H. SEASHOLTZ
 STIP Award                                          --                   --                   --
 Long-Term Equity Awards (4)                         --              $80,892              $59,937
 Executive Pension Plan (5)                          --                   --                   --
 SERP (6)                                            --                   --                   --
 Executive 401(k) Plan (7)                           --                   --                   --
 Severance (8)                                       --                   --                   --
                                               --------              -------            ---------
                                 TOTAL             $ --              $80,892              $59,937
                                               --------              -------            ---------
MANUEL J. BECERRA
 STIP Award                                          --                   --                   --
 Long-Term Equity Awards (4)                         --                   --             $202,114
 Executive Pension Plan (5)                     323,482                   --             $323,482
 SERP (6)                                            --                   --                   --
 Executive 401(k) Plan (7)                      235,165                   --             $235,165
 Severance (8)                                       --                   --                   --
                                               --------              -------            ---------
                                 TOTAL         $558,647                 $ --             $760,761
                                               --------              -------            ---------


                                               PAYOUT IF                                   PAYOUT IF
                                            TERMINATED UPON           PAYOUT IF         TERMINATED UPON
                                               CHANGE OF           TERMINATED UPON        DISABILITY
                                         CONTROL 12/31/10 (3)      DEATH 12/31/10          12/31/10
NAME                                              (D)                    (E)                  (F)
--------------------------------------  -----------------------------------------------------------------
JOHN S. ROBERTS
 STIP Award                                         --                       --                   --
 Long-Term Equity Awards (4)                        --                 $958,416             $958,416
 Executive Pension Plan (5)                         --                  $29,482              $29,482
 SERP (6)                                           --                 $525,691             $525,691
 Executive 401(k) Plan (7)                          --                  242,822             $242,822
 Severance (8)                                      --                       --                   --
                                                 -----                ---------            ---------
                                 TOTAL            $ --                $1,756,412           $1,756,412
                                                 -----                ---------            ---------
VALERIE H. SEASHOLTZ
 STIP Award                                         --                       --                   --
 Long-Term Equity Awards (4)                        --                  $61,979              $61,979
 Executive Pension Plan (5)                         --                       --                   --
 SERP (6)                                           --                       --                   --
 Executive 401(k) Plan (7)                          --                       --                   --
 Severance (8)                                      --                       --                   --
                                                 -----                ---------            ---------
                                 TOTAL            $ --                  $61,979              $61,979
                                                 -----                ---------            ---------
MANUEL J. BECERRA
 STIP Award                                         --                       --                   --
 Long-Term Equity Awards (4)                        --                 $207,738             $207,738
 Executive Pension Plan (5)                         --                 $323,482             $323,482
 SERP (6)                                           --                       --                   --
 Executive 401(k) Plan (7)                          --                 $235,165             $235,165
 Severance (8)                                      --                       --                   --
                                                 -----                ---------            ---------
                                 TOTAL            $ --                 $766,385             $766,385
                                                 -----                ---------            ---------



(1) As of December 31, 2010, Ms. Seasholtz met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, if Ms. Seasholtz were to terminate voluntarily, it would be considered a retirement and column (a) "Payout if Terminated Voluntarily (Not Retirement)" would not apply. Since none of the other NEOs qualify for retirement, the column entitled "Payout if Terminated Voluntarily (Retirement)" does not apply to them.



(2) The values in this column reflect involuntary termination for reasons other than for cause. In the event of involuntary termination for cause, the same amounts would be payable except (1) the NEOs would not receive a SERP payment and (2) the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.



(3) A sale of Union Security would not trigger any payments for the NEOs under their respective Change of Control Employment Agreements.



(4) These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2010 based on the closing stock price of $38.52. These amounts also reflect pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.



(5) Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).



(6)  SERP payments are all shown as the present value of the retirement benefit.



(7) This amount includes the Parent contribution to the Executive 401(k) Plan which was made in February 2011 because that amount would have been payable to an NEO if he or she terminated on December 31, 2010.



(8) Although no agreements exist with respect to the exact severance amounts an NEO would receive upon voluntary termination (retirement) or involuntary termination, the Parent may consider paying discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.



NARRATIVE TO THE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE



The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of the Change of Control Agreements and the methodology and material assumptions made in calculating the Executive Pension Plan and SERP benefits payable in the event of disability or death. The material terms of the Executive Pension Plan and the SERP are described in the section entitled "Narrative to the Pension Benefits Table". The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table". Additional

108                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table".



Ms. Mangelsen and Ms. SeGuin (who are not listed in the table) would have only received payments in the event of involuntary termination not for cause or due to death or disability on December 31, 2010. In each case, Ms. Mangelsen would have received $16,641 and Ms. SeGuin would have received $19,067. Additionally, under an annual incentive program policy, each of Ms. Mangelsen and Ms. SeGuin would have also received an annual incentive award on March 15, 2010 based on full-year 2010 results in the case of involuntarily termination not for cause or due to death. For more information, including the amount of their annual incentive awards, please see the CD&A.



TREATMENT OF ANNUAL INCENTIVE AWARDS



Under the ESTIP (which applied to Mr. Roberts), if a participant's employment is terminated during a performance period due to disability or death, the Committee may grant the participant an award in any amount the Committee deems appropriate. If a participant's employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant's allocated portion of 5% of the Parent Company's net income as defined under the ESTIP), based on the amount of the Parent Company's net income for the full performance period. If a participant's employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent Company, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Committee no later than the date of the change of control.



ACCELERATED AND PRO-RATED VESTING OF EQUITY AWARDS



Upon a termination due to death or disability, SARs, restricted stock, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). Pro-rata vesting upon retirement is discretionary for restricted stock and SAR awards. RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination. Unvested SARs and restricted stock are forfeited in the event of a voluntary or involuntary termination. In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination.



THE SERP



Mr. Roberts is 0% vested in SERP benefit. Mr. Roberts had not attained normal retirement age under the SERP as of December 31, 2010; therefore, if he had terminated employment, his SERP benefit would have been actuarially reduced to his age.



If there is a change of control with respect to the Parent Company or applicable operating segment, and within two years after the change of control a participant's employment is terminated without cause or the participant terminates employment for good reason (as defined in the SERP), then (1) the participant will become 100% vested in his or her SERP benefit; (2) the participant will be credited with 36 additional months of service for purposes of computing his or her target benefit; (3) the actuarial reduction for commencement of the SERP benefit prior to normal retirement age will be calculated as though the participant was 36 months older than his or her actual age; and (4) the participant may receive his or her SERP benefit following a change of control at a time and in an optional form that is different than the time and optional form that he or she would receive under circumstances not related to a change of control. This election may not be changed within one year prior to the participant's termination date. In the event of a termination of employment other than described above, the following applies: (i) a participant will automatically become 100% vested in his or her SERP benefit in the event of death or disability, (ii) a participant will forfeit any remaining benefit in the event he or she is terminated for cause or commits a material breach of certain covenants regarding non-competition, confidentiality, non-solicitation of employees or non-solicitation of customers.



Mr. Roberts does not have a grandfathered benefit earned and vested as of December 31, 2004. For Mr. Roberts, as of January 1, 2008, for benefits earned and vested after December 31, 2004, the only form of payment available under the SERP is a single lump payment that is the actuarial equivalent of the SERP benefit payable as a life annuity.



THE EXECUTIVE 401(K) PLAN



The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        109

-------------------------------------------------------------------------------


CHANGE OF CONTROL AGREEMENTS



Assurant, Inc. is a party to a COC Agreement with Messrs. Roberts and Becerra. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive's employment is terminated by the Company other than for cause (as defined in the COC Agreements) or disability (as defined in the COC Agreements), or by the executive for good reason (as defined in the COC Agreements), the executive would be entitled to receive, subject to the executive's execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to
0.5 times the target annual ESTIP or short term incentive program ("STIP") award for the year in which the date of termination occurs, an amount of cash severance equal to two (in the case of Mr. Becerra) or three (in the case of Mr. Roberts) times the sum of the executive's annual base salary plus target STIP or ESTIP award, continued welfare benefits for the 18-month period following the date of termination, and outplacement benefits.



TERMINATION IN ANTICIPATION OF A CHANGE OF CONTROL. If an executive's employment is terminated by Assurant without cause or by the executive for good reason prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a change of control or (ii) otherwise arose in connection with or anticipation of a change of control, then the executive will be entitled to the severance and other benefits described above.



FUNDING OF SEVERANCE PAYMENT OBLIGATIONS. Within five business days of the executive's date of termination after a change of control, Assurant must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive is entitled.



DEFINITION OF "CHANGE OF CONTROL". For purposes of the agreements, change of control is defined to mean:



- a change in a majority of the Assurant's Board of Directors (the "Incumbent Board") excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;



- an acquisition by an individual, entity or a group of 30% or more of the Assurant's Common Stock or voting securities (excluding an acquisition directly from Assurant, by Assurant, by an employee benefit plan of Assurant or pursuant to a transaction described immediately below);



- consummation of a merger, consolidation or similar transaction, or sale of all or substantially all of Assurant's assets other than a business combination in which all or substantially all of the stockholders of Assurant receive 60% or more of the stock of the company resulting from the business combination, at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board, and after which no person owns 30% or more of the stock of the resulting corporation, who did not own such stock immediately before the business combination;



-   stockholder approval of a complete liquidation or dissolution of Assurant;
    or



- for the NEOs who are officers of an operating division of Assurant only (Messrs. Roberts and Becerra), the sale or other disposition of the companies, assets or businesses comprising the division having (A) book value equal to at least 70% of the book value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; or (B) market value equal to at least 70% of the market value of the aggregate consolidated assets of the division immediately prior to such sale or disposition; provided, that neither an initial public offering of some or all of the division nor a spin-off to Assurant's stockholders of some or all of the companies or business divisions comprising the division (or a transaction having a similar effect) shall constitute a change of control.



  A sale or other disposition of the Company would not trigger the COC agreements of Messrs. Roberts or Becerra.



NON-COMPETITION AND NON-SOLICITATION. Under the COC Agreements, executives may not engage in activity competitive with Assurant (including as an employee or officer of a competitor) or solicit customers of Assurant during the period beginning on January 1, 2009 and expiring on the date of a change of control. If the executive's employment is terminated before a change of control occurs, the length of the applicable non-competition period varies based on the type of termination. Specifically, if the executive's employment is terminated by Assurant for cause or by the executive without good reason, the non-competition period will expire six months after the date of termination. If the executive's employment is terminated by Assurant without cause or by the executive for good reason, the non-competition period will expire on the date of termination. Executives also may not employ or offer to employ officers or employees of Assurant or any of its subsidiaries during the period beginning on January 1, 2009 and ending one year after the date of termination of the executive's employment.



AMOUNTS PREVIOUSLY EARNED AND PAYABLE REGARDLESS OF TERMINATION OR CHANGE OF CONTROL



The amounts reflected in the Potential Payments Upon Termination or Change of Control Table show payments that the NEOs could only receive in the event of termination or change of control. The amounts reflected below were earned in

110                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


previous years and were already available to the NEOs through withdrawal or exercise regardless of termination or change of control. These amounts include vested and unexercised SARs and deferred compensation balances held in the AIP and/or ADC Plan. The vested and unexercised SARs amounts below assume a vesting date of December 31, 2010, an exercise date of December 31, 2010 and a base price of $38.52.



The following amounts would have been available on December 31, 2010 for withdrawal or exercise by the NEOs regardless of termination or change of control: for Mr. Roberts, $57,103 in vested and unexercised SARs; for Mr. Becerra, $148,196 in vested and unexercised SARs, $335,064 from the ADC Plan and $761,216 from the AIP; and for Ms. Seasholtz, $55,820 in vested and unexercised SARs.



DIRECTOR COMPENSATION



The following table sets forth the cash and other compensation earned by (or accrued to) the members of the Board of Directors of the Company for all services in all capacities during the fiscal year ended December 31, 2010.



                DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2010




                          FEES
                        EARNED OR                                      NON-EQUITY
                         PAID IN          STOCK         OPTION       INCENTIVE PLAN
                          CASH           AWARDS         AWARDS        COMPENSATION
NAME                       ($)             ($)            ($)              ($)
(A)                        (B)             (C)            (D)              (E)
-------------------------------------------------------------------------------------
Allen Freedman            4,000             --             --               --
Esther Nelson             2,500             --             --               --
Dale Gardner (2)          3,006             --             --               --
H. Carroll Mackin         4,000             --             --               --
-------------------  ---  -----  ---  ---  ---  ---  ---  ---  ---  -----  ---  -----
                          -----            ---            ---              ---

                         CHANGE IN
                       PENSION VALUE
                            AND
                       NONQUALIFIED
                         DEFERRED           ALL OTHER
                       COMPENSATION       COMPENSATION          TOTAL
NAME                     EARNINGS              ($)             ($) (1)
(A)                         (F)                (G)               (H)
-------------------  -----------------------------------------------------
Allen Freedman               --                 --              4,000
Esther Nelson                --                 --              2,500
Dale Gardner (2)             --                 --              3,006
H. Carroll Mackin            --                 --              4,000
-------------------  -----  ---  -----  -----  ---  -----  ---  -----
                            ---                ---              -----



       (1) The amounts reported in this column reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2010.



       (2) Dale Gardner served as a director until his retirement effective May 7, 2010.



NARRATIVE TO THE DIRECTOR COMPENSATION TABLE



The table above reflects payments made to independent outside directors of the Company. Messrs. Roberts, Becerra and Kryshak, Ms. Hall, Ms. Seasholtz and Ms. SeGuin, who were employees of Assurant during 2010 and served as directors of the Company during 2010, received no additional compensation for their service as directors.



          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



Section 1202 of the New York Insurance Law requires the Company to establish a Compensation Committee of its Board of Directors whose function is to evaluate the performance of officers deemed to be principal officers of the Company and to recommend the selection and compensation of such principal officers. The Company's Nominating, Audit and Compensation Committee (the "Committee") serves this function and is comprised of Messrs. Freedman, Kryshak and Mackin and Ms. Nelson. The Committee evaluates the performance and recommends the selection and compensation of the Company's Chief Administrative Officer (principal officer), Ms. SeGuin.



Compensation decisions regarding the other executive officers of the Company are made either by the Compensation Committee of the Assurant, Inc. Board of Directors, by members of the Assurant, Inc. Management Committee, or by one or more members of senior management of Assurant, Inc. or the respective division of Assurant where such executive officer is located.



Mr. Freedman, who serves on the Committee, was previously President and Chief Executive Officer of the Company from 1995 to 1997.



No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served on the Committee or as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Committee.



No member of the Committee had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        111

-------------------------------------------------------------------------------


(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS



Union Security Life Insurance Company of New York is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.



                        SECURITY OWNERSHIP OF MANAGEMENT



The following table provides information concerning the beneficial ownership of Common Stock as of December 31, 2010 by Union Security Life Insurance Company of New York's parent company, Assurant, Inc.'s Chief Executive Officer, Chief Financial Officer, and each of Assurant, Inc.'s other three most highly compensated executive officers, each director, and all executive officers and directors as a group. As of December 31, 2010, Assurant, Inc. had 102,059,035 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.



                                         SHARES OF COMMON
                                            STOCK OWNED           PERCENTAGE
NAME OF BENEFICIAL OWNER                 BENEFICIALLY (1)          OF CLASS
--------------------------------------------------------------------------------
John S. Roberts                                20,115                   *
Valerie H. Seasholtz                            6,032                   *
Manuel J. Becerra                               8,333                   *
Paula M. Seguin                                   368                   *
Tamrha V. Mangelsen                             1,468                   *
Terry J. Kryshak                                6,438                   *
Melissa J. T. Hall                             11,094                   *
Allen R. Freedman                              18,307                   *
H. Carroll Mackin                              19,307                   *
Esther L. Nelson                                    0                   *
All directors and executive officers           91,462                   *
 as a group (10 persons)



*   Less than one percent of class.



(1)     (a)     Includes: for Ms. Mangelsen, 879 shares of Common Stock, and for all directors and executive officers as a group, 879 shares of Common Stock held through the Assurant 401(k) Plan as of December 31, 2010.
        (b)     Includes: for Mr. Roberts, 4,798 shares of restricted stock; for
                Ms. Mangelsen, 0 shares of restricted stock; for Mr. Becerra, 194 shares of restricted stock; for Ms. SeGuin, 0 shares of restricted stock; for Ms. Seasholtz, 70 shares of restricted stock; for Mr. Kryshak, 155 shares of restricted stock; for Ms.
                Hall, 180 shares of restricted stock; and for all executive officers and directors as a group, 5,397 shares of restricted stock awarded under the Assurant, Inc. 2004 Long-Term Incentive
                Plan.
        (c)     Includes: 3,124 shares of Common Stock subject to a five-year holding period commencing on the applicable grant date awarded to each of Messrs. Freedman and Mackin under the Directors
                Compensation Plan. The directors as a group hold a total of 6,248 shares of Common Stock subject to a five-year holding period commencing on the applicable grant date.
        (d)     Includes restricted stock units ("RSUs") that that will vest and/or become payable on or within 60 days of December 31, 2010 in exchange for the following amounts of Common Stock as of December 31, 2010: for Mr. Kryshak, 1,519 shares, all of which are issuable upon a retirement; for Ms. Seasholtz, 1,626 shares, all of which are issuable upon a retirement. RSUs that will vest on or within 60 days of December 31, 2010 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 3,145 shares.
        (e)     Includes vested and unexercised stock appreciation rights
                ("SARs") that could have been exercised on or within 60 days of December 31, 2010 in exchange for the following amounts of Common Stock as of December 31, 2010: for Mr. Roberts, 1,483
                shares; for Ms. Mangelsen, 0 shares; for Mr. Becerra, 3,848 shares; for Ms. SeGuin, 0 shares; for Ms. Seasholtz, 1,450 shares; for Mr. Kryshak, 2,634 shares; for Ms. Hall, 0 shares;
                for Mr. Freedman, 683 shares, for Mr. Mackin 683 shares. Vested and unexercised SARs that could have been exercised on or within 60 days of December 31, 2010 in exchange for amounts of Common
                Stock, for all directors and executive officers as a group, totaled 10,781 shares.




(N) TRANSACTIONS WITH RELATED PERSONS



The Company is a wholly-owned subsidiary of the Parent and therefore received various ordinary course services from the Parent during 2010. These services included assistance in benefit plan administration, corporate insurance, accounting, tax,

112                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


auditing, investment, information systems, actuarial and other administrative functions. The fees paid by the Company to the Parent for these services during 2010 totaled $11,895,000. Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.



REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS



The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Parent's outstanding common stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).



POLICY:



- Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable than terms generally available to an unrelated third-party under similar circumstances.



- If a related person transaction will be ongoing, the Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.



PROCEDURES:



- Prior to entering into a transaction, related persons must notify the Parent's law department of any potential related person transaction, as required by the Parent's Code of Ethics, and must provide all relevant facts and circumstances of the proposed transaction. In addition, the law department will periodically obtain information on proposed related person transactions through various sources.



- If the law department determines that the proposed transaction involves a related person and an amount in excess of $120,000, the proposed transaction will be submitted to the Nominating Committee for consideration at its next meeting. In those instances where the law department determines that it is not practicable or desirable to wait until the next Nominating Committee meeting, the Nominating Committee will call a special meeting to consider proposed transaction.



- The Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Nominating Committee determines it to be appropriate, ratified at its next meeting.



- No director will participate in any discussion or approval of a transaction in which he or she is a related person.



DIRECTOR INDEPENDENCE



We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a New York domiciled insurance company, we are subject to certain independence requirements under Section 1202 of the New York Insurance Law ("Section 1202"). Under Section 1202, our Board is required to have at least seven directors. Additionally one-third of the total directors must not be officers or employees of the Company or any entity controlling or under common control with the Company. The Company currently has Eight directors. Four directors (Messrs. Freedman, Kryshek and Mackin and Ms. Nelson) are not officers or employees of the Company, the Parent or any affiliates, and therefore meet the independence requirements under Section 1202.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        113

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                              AT DECEMBER 31, 2010
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                   OTHER-THAN-INVESTMENTS IN RELATED PARTIES



                                                           COST OR                            AMOUNT AT
                                                          AMORTIZED           FAIR         WHICH SHOWN IN
                                                            COST              VALUE         BALANCE SHEET
-------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government agencies
  and authorities                                               $980            $1,108            $1,108
 States, municipalities and political subdivisions            23,486            24,972            24,972
 Foreign governments                                             758               862               862
 Asset-backed                                                    100               105               105
 Commercial mortgage-backed                                    4,816             4,916             4,916
 Residential mortgage-backed                                   7,088             7,250             7,250
 Corporate                                                    80,775            85,186            85,186
                                                         -----------       -----------       -----------
                   TOTAL FIXED MATURITY SECURITIES           118,003           124,399           124,399
                                                         -----------       -----------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                               7,607             7,802             7,802
                                                         -----------       -----------       -----------
Commercial mortgage loans on real estate, at
 amortized cost                                               26,268            27,459            26,268
Policy loans                                                     142               142               142
Short-term investments                                           165               165               165
Other investments                                              1,001             1,001             1,001
                                                         -----------       -----------       -----------
                                 TOTAL INVESTMENTS          $153,186          $160,968          $159,777
                                                         -----------       -----------       -----------

114                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
               FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 & 2008
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION




                               FUTURE
              DEFERRED         POLICY                          CLAIMS AND
            ACQUISITION     BENEFITS AND       UNEARNED         BENEFITS          PREMIUM
                COST          EXPENSES         PREMIUMS         PAYABLE           REVENUE
---------------------------------------------------------------------------------------------
2010            $461          $114,393          $5,539          $124,115          $38,641
                ----          --------          ------          --------          -------
2009            $595           $72,713          $9,391          $131,243          $42,841
                ----          --------          ------          --------          -------
2008            $923           $52,837          $9,791          $141,692          $64,853
                ----          --------          ------          --------          -------

                               BENEFITS       AMORTIZATION
                            CLAIMS, LOSSES    OF DEFERRED
                 NET              AND            POLICY          OTHER*
              INVESTMENT      SETTLEMENT      ACQUISITION       OPERATING
                INCOME         EXPENSES          COSTS          EXPENSES
----------  ----------------------------------------------------------------
2010            $7,891          $20,445            $831          $13,751
                ------          -------          ------          -------
2009            $8,161          $25,993            $986          $12,860
                ------          -------          ------          -------
2008            $8,810          $39,627          $1,444          $17,146
                ------          -------          ------          -------



* Includes underwriting, general and administrative expenses and goodwill impairment.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        115

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2010
                           SCHEDULE IV -- REINSURANCE



                                                          CEDED TO            ASSUMED FROM                       PERCENTAGE OF
                                         DIRECT            OTHER                 OTHER              NET             AMOUNT
                                         AMOUNT          COMPANIES             COMPANIES           AMOUNT       ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                 $1,975,303         $232,377                 $ --          $1,742,926            --
                                      ------------       ----------             --------        ------------
PREMIUMS:
 Life insurance                             $9,979           $3,195                 $ --              $6,784            --
 Accident and health insurance              35,072           11,942                8,727              31,857          27.4%
                                      ------------       ----------             --------        ------------
               TOTAL EARNED PREMIUMS       $45,051          $15,137               $8,727             $38,641          22.6%
                                      ------------       ----------             --------        ------------
BENEFITS:
 Life insurance                             $6,182           $3,868                 $ --              $2,314            --
 Accident and health insurance              67,591           56,388                6,928              18,131          38.2%
                                      ------------       ----------             --------        ------------
         TOTAL POLICYHOLDER BENEFITS       $73,773          $60,256               $6,928             $20,445          33.9%
                                      ------------       ----------             --------        ------------

116                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE



                                                          CEDED TO            ASSUMED FROM                       PERCENTAGE OF
                                         DIRECT            OTHER                 OTHER              NET             AMOUNT
                                         AMOUNT          COMPANIES             COMPANIES           AMOUNT       ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                 $2,592,928         $461,081                 $ --          $2,131,847            --
                                      ------------       ----------             --------        ------------
PREMIUMS:
 Life insurance                            $11,785           $3,940                 $ --              $7,845            --
 Accident and health insurance              43,102           17,409                9,303              34,996          26.6%
                                      ------------       ----------             --------        ------------
               TOTAL EARNED PREMIUMS       $54,887          $21,349               $9,303             $42,841          21.7%
                                      ------------       ----------             --------        ------------
BENEFITS:
 Life insurance                            $10,057           $4,737                 $ --              $5,320            --
 Accident and health insurance              48,720           34,440                6,393              20,673          30.9%
                                      ------------       ----------             --------        ------------
         TOTAL POLICYHOLDER BENEFITS       $58,777          $39,177               $6,393             $25,993          24.6%
                                      ------------       ----------             --------        ------------

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        117

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE



                                                                       CEDED TO       ASSUMED FROM                 PERCENTAGE OF
                                                         DIRECT         OTHER             OTHER          NET          AMOUNT
                                                         AMOUNT       COMPANIES         COMPANIES       AMOUNT    ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                                $3,413,779      $591,163             $ --      $2,822,616         --
                                                       ----------      --------          -------      ----------
PREMIUMS:
 Life insurance                                           $16,192        $5,781             $ --         $10,411         --
 Accident and health insurance                             51,050        21,628           25,020          54,442       46.0%
                                                       ----------      --------          -------      ----------
                                TOTAL EARNED PREMIUMS     $67,242       $27,409          $25,020         $64,853       38.6%
                                                       ----------      --------          -------      ----------
BENEFITS:
 Life insurance                                           $14,232        $7,574             $ --          $6,658         --
 Accident and health insurance                             29,227        17,434           21,176          32,969       64.2%
                                                       ----------      --------          -------      ----------
                          TOTAL POLICYHOLDER BENEFITS     $43,459       $25,008          $21,176         $39,627       53.4%
                                                       ----------      --------          -------      ----------

118                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------


               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     AS OF DECEMBER 31, 2010, 2009 AND 2008
                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS



                                                                               ADDITIONS
                                                     BALANCE AT    CHARGED TO            CHARGED                     BALANCE AT
                                                    BEGINNING OF   COSTS AND             TO OTHER                      END OF
                                                        YEAR       EXPENSES              ACCOUNTS      DEDUCTIONS       YEAR
---------------------------------------------------------------------------------------------------------------------------------
2010:
 Valuation allowance for deferred tax assets             $145            $15                $ --          $ --           $160
 Valuation allowance for mortgage loans on real           355            147                  --            --            502
  estate
                                                        -----          -----              ------          ----          -----
                                             TOTAL       $500           $162                $ --          $ --           $662
                                                        -----          -----              ------          ----          -----
2009:
 Valuation allowance for deferred tax assets             $253           $ --               $(108  )       $ --           $145
 Valuation allowance for mortgage loans on real           103            252                  --            --            355
  estate
                                                        -----          -----              ------          ----          -----
                                             TOTAL       $356           $252               $(108  )       $ --           $500
                                                        -----          -----              ------  --      ----          -----
2008:
 Valuation allowance for deferred tax assets             $ --           $253                $ --          $ --           $253
 Valuation allowance for mortgage loans on real            70             33                  --            --            103
  estate
                                                        -----          -----              ------          ----          -----
                                             TOTAL        $70           $286                $ --          $ --           $356
                                                        -----          -----              ------          ----          -----

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        119

-------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Independent Registered Public Accounting Firm
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

120                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

               [(1 + I)/(1 + J + .0025)] TO THE POWER OF N/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 7%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .07 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                   =    $354.57

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,354.57

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 9%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .09 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                   =    -$559.14

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,440.86

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

  Amount withdrawn or transferred                                       $10,000
  Existing Guarantee Period                                             7 Years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 7.75%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment:                                           =    $10,000 x [[(1 + .08)/(1 + .0775 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                   =    0

Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                        121

-------------------------------------------------------------------------------

SAMPLE CALCULATION 4: NEUTRAL ADJUSTMENT

  Amount withdrawn or transferred:                                      $10,000
  Existing Guarantee Period:                                            7 years
  Time of withdrawal or transfer                                        Beginning of 3rd year of Existing Guarantee Period
  Guaranteed Interest Rate (I)                                          8%*
  Guaranteed Interest Rate for new 5-year guarantee (J)                 8%*
  Remaining Guarantee Period (N)                                        60 months
Market Value Adjustment                                             =   $10,000 x [[(1 + .08)/(1 + .08 + .0025)]TO THE POWER OF
                                                                        60/12 -1]
                                                                    =   -$114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

*   Assumed for illustrative purposes only.

122                        UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

APPENDIX II -- INVESTMENTS BY UNION SECURITY

Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

-   federal, state and municipal obligations,

-   preferred and common stocks,

-   corporate bonds,

-   real estate mortgages and mortgage backed securities,

-   real estate, and

-   certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods."

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

To obtain a Statement of Additional Information, please complete the form below and mail to:

     Union Security Life Insurance Company of New York
     c/o Hartford Life Insurance Company


     ADDRESS UNTIL AUGUST 13, 2011:



     The Hartford Wealth Management -- Global Annuities
     PO Box 5085
     Hartford, Connecticut 06102-5085



     ADDRESS AFTER AUGUST 13, 2011:



     The Hartford Wealth Management -- Global Annuities
     PO Box 14293
     Lexington, KY 40512-4293


Please send a Statement of Additional Information for Masters Variable Annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               SEPARATE ACCOUNT A

                            MASTERS VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.


To obtain a Prospectus, send a written request to Union Security Life Insurance Company of New York:



ADDRESS UNTIL AUGUST 13, 2011:



The Hartford Wealth Management -- Global Annuities
PO Box 5085
Hartford, Connecticut 06102-5085



ADDRESS AFTER AUGUST 13, 2011:



The Hartford Wealth Management -- Global Annuities
PO Box 14293
Lexington, KY 40512-4293



Date of Prospectus: May 2, 2011
Date of Statement of Additional Information: May 2, 2011


TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Independent Registered Public Accounting Firm                                2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
FINANCIAL STATEMENTS                                                        SA-1

2                          UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The statements of assets and liabilities of Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2010, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 30, 2011, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of Union Security Life Insurance Company of New York as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Union Security paid a total of $1,943, $6,410, and $1,866, to Woodbury Financial for annuity distribution services during 2008, 2009 and 2010 respectively.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK                          3

-------------------------------------------------------------------------------

The formula Union Security uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Union Security uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF SEPARATE ACCOUNT A OF
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
AND THE BOARD OF DIRECTORS
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise Separate Account A of Union Security Life Insurance Company of New York (the "Account") as of December 31, 2010, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund managers, where replies were not received from the fund managers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2010, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 30, 2011

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                              AMERICAN CENTURY VP
                                   AMERICAN CENTURY VP              CAPITAL
                                      BALANCED FUND            APPRECIATION FUND
                                       SUB-ACCOUNT                SUB-ACCOUNT
------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         14,467                      2,238
                                        =========                  =========
  Cost                                    $90,376                    $19,744
                                        =========                  =========
  Market Value                            $91,141                    $31,644
 Due from Hartford Life
  Insurance Company                            --                         --
 Receivable from fund shares
  sold                                          1                         --
 Other assets                                  --                         --
                                        ---------                  ---------
 Total Assets                              91,142                     31,644
                                        ---------                  ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             1                         --
 Payable for fund shares
  purchased                                    --                         --
 Other liabilities                             --                         --
                                        ---------                  ---------
 Total Liabilities                              1                         --
                                        ---------                  ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                             $91,141                    $31,644
                                        =========                  =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS       INVESCO V.I.       ALLIANCEBERNSTEIN VPS
                                     INTERNATIONAL               CORE                   MONEY
                                   GROWTH PORTFOLIO           EQUITY FUND          MARKET PORTFOLIO
                                      SUB-ACCOUNT           SUB-ACCOUNT (A)          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                         1,934                   1,185                 237,048
                                       =========               =========              ==========
  Cost                                   $49,636                 $29,696                $237,048
                                       =========               =========              ==========
  Market Value                           $35,618                 $32,021                $237,048
 Due from Hartford Life
  Insurance Company                           --                      --                      --
 Receivable from fund shares
  sold                                        --                      --                       3
 Other assets                                 --                      --                       2
                                       ---------               ---------              ----------
 Total Assets                             35,618                  32,021                 237,053
                                       ---------               ---------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                      --                       3
 Payable for fund shares
  purchased                                   --                      --                      --
 Other liabilities                             1                       1                      --
                                       ---------               ---------              ----------
 Total Liabilities                             1                       1                       3
                                       ---------               ---------              ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $35,617                 $32,020                $237,050
                                       =========               =========              ==========

                                                                                        FEDERATED
                                 ALLIANCEBERNSTEIN VPS           FEDERATED            FUND FOR U.S.
                                       LARGE CAP                  CAPITAL               GOVERNMENT
                                   GROWTH PORTFOLIO        APPRECIATION FUND II       SECURITIES II
                                      SUB-ACCOUNT             SUB-ACCOUNT (B)          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                           967                     2,571                   9,406
                                       =========                 =========              ==========
  Cost                                   $21,026                   $15,118                $106,680
                                       =========                 =========              ==========
  Market Value                           $26,876                   $16,456                $108,169
 Due from Hartford Life
  Insurance Company                           --                        --                      --
 Receivable from fund shares
  sold                                        --                        --                       1
 Other assets                                  1                        --                      --
                                       ---------                 ---------              ----------
 Total Assets                             26,877                    16,456                 108,170
                                       ---------                 ---------              ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                        --                       1
 Payable for fund shares
  purchased                                   --                        --                      --
 Other liabilities                            --                        --                      --
                                       ---------                 ---------              ----------
 Total Liabilities                            --                        --                       1
                                       ---------                 ---------              ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                   $26,877                   $16,456                $108,169
                                       =========                 =========              ==========

(a)  Formerly AIM V.I. Core Equity Fund. Change effective April 30, 2010.

(b) Effective March 12, 2010 Federated Clover Value Fund II merged with Federated Capital Appreciation Fund II.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                   FEDERATED          FEDERATED
                                  HIGH INCOME          CAPITAL
                                  BOND FUND II     INCOME FUND II
                                  SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       2                 339
                                      ====             =======
  Cost                                 $14              $3,064
                                      ====             =======
  Market Value                         $14              $3,100
 Due from Hartford Life
  Insurance Company                     --                  --
 Receivable from fund shares
  sold                                  --                  --
 Other assets                           --                  --
                                      ----             -------
 Total Assets                           14               3,100
                                      ----             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     --                  --
 Payable for fund shares
  purchased                             --                  --
 Other liabilities                      --                  --
                                      ----             -------
 Total Liabilities                      --                  --
                                      ----             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $14              $3,100
                                      ====             =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                HARTFORD
                                      NVIT                HARTFORD               TOTAL
                                   DEVELOPING             ADVISERS            RETURN BOND
                                  MARKETS FUND            HLS FUND              HLS FUND
                                 SUB-ACCOUNT (C)      SUB-ACCOUNT (D)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      4,203                14,430                32,066
                                    =========            ==========            ==========
  Cost                                $34,455              $321,316              $372,917
                                    =========            ==========            ==========
  Market Value                        $29,337              $278,826              $349,384
 Due from Hartford Life
  Insurance Company                        --                    --                    --
 Receivable from fund shares
  sold                                     --                    10                    13
 Other assets                              --                    --                    --
                                    ---------            ----------            ----------
 Total Assets                          29,337               278,836               349,397
                                    ---------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                    10                    13
 Payable for fund shares
  purchased                                --                    --                    --
 Other liabilities                          1                    --                    --
                                    ---------            ----------            ----------
 Total Liabilities                          1                    10                    13
                                    ---------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $29,336              $278,826              $349,384
                                    =========            ==========            ==========

                                     HARTFORD             HARTFORD
                                     CAPITAL              DIVIDEND              HARTFORD
                                   APPRECIATION          AND GROWTH          GLOBAL GROWTH
                                     HLS FUND             HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       2,693                2,207                15,771
                                    ==========            =========            ==========
  Cost                                $124,848              $43,209              $224,014
                                    ==========            =========            ==========
  Market Value                        $114,087              $43,041              $246,379
 Due from Hartford Life
  Insurance Company                         --                   --                    --
 Receivable from fund shares
  sold                                       4                    2                     9
 Other assets                               --                   --                    --
                                    ----------            ---------            ----------
 Total Assets                          114,091               43,043               246,388
                                    ----------            ---------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          4                    2                     9
 Payable for fund shares
  purchased                                 --                   --                    --
 Other liabilities                          --                   --                    --
                                    ----------            ---------            ----------
 Total Liabilities                           4                    2                     9
                                    ----------            ---------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $114,087              $43,041              $246,379
                                    ==========            =========            ==========

(c)  Formerly Gartmore NVIT Developing Markets Fund. Change effective May 3,
     2010.

(d) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                      HARTFORD
                                    DISCIPLINED            HARTFORD
                                       EQUITY               GROWTH
                                      HLS FUND             HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (E)
-------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       50,831                2,338
                                     ==========            =========
  Cost                                 $549,480              $25,440
                                     ==========            =========
  Market Value                         $599,503              $28,092
 Due from Hartford Life
  Insurance Company                          --                   --
 Receivable from fund shares
  sold                                       22                    1
 Other assets                                --                   --
                                     ----------            ---------
 Total Assets                           599,525               28,093
                                     ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          22                    1
 Payable for fund shares
  purchased                                  --                   --
 Other liabilities                           --                   --
                                     ----------            ---------
 Total Liabilities                           22                    1
                                     ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $599,503              $28,092
                                     ==========            =========

(e) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                       GROWTH                HARTFORD              HARTFORD
                                   OPPORTUNITIES            HIGH YIELD              INDEX
                                      HLS FUND               HLS FUND              HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        54,976                22,888                29,203
                                    ============            ==========            ==========
  Cost                                $1,132,816              $215,073              $878,668
                                    ============            ==========            ==========
  Market Value                        $1,421,803              $209,535              $765,101
 Due from Hartford Life
  Insurance Company                           --                    --                    --
 Receivable from fund shares
  sold                                        53                     8                    26
 Other assets                                 --                    --                    --
                                    ------------            ----------            ----------
 Total Assets                          1,421,856               209,543               765,127
                                    ------------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           53                     8                    26
 Payable for fund shares
  purchased                                   --                    --                    --
 Other liabilities                            --                    --                    --
                                    ------------            ----------            ----------
 Total Liabilities                            53                     8                    26
                                    ------------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,421,803              $209,535              $765,101
                                    ============            ==========            ==========

                                      HARTFORD               HARTFORD
                                   INTERNATIONAL          SMALL/MID CAP            HARTFORD
                                   OPPORTUNITIES              EQUITY             MIDCAP VALUE
                                      HLS FUND               HLS FUND              HLS FUND
                                 SUB-ACCOUNT (F)(G)      SUB-ACCOUNT (H)       SUB-ACCOUNT (I)
-----------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       35,852                 17,828                25,838
                                     ==========             ==========            ==========
  Cost                                 $358,170               $187,649              $222,831
                                     ==========             ==========            ==========
  Market Value                         $446,779               $175,596              $266,719
 Due from Hartford Life
  Insurance Company                          --                     --                    --
 Receivable from fund shares
  sold                                       16                      7                    10
 Other assets                                --                     --                    --
                                     ----------             ----------            ----------
 Total Assets                           446,795                175,603               266,729
                                     ----------             ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          16                      7                    10
 Payable for fund shares
  purchased                                  --                     --                    --
 Other liabilities                           --                     --                    --
                                     ----------             ----------            ----------
 Total Liabilities                           16                      7                    10
                                     ----------             ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                 $446,779               $175,596              $266,719
                                     ==========             ==========            ==========

(f) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(g) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(h) Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(i) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with Hartford MidCap Value HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                      HARTFORD              HARTFORD
                                    MONEY MARKET        SMALLCAP GROWTH
                                      HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      104,275                16,565
                                     ==========            ==========
  Cost                                 $104,275              $248,803
                                     ==========            ==========
  Market Value                         $104,275              $353,973
 Due from Hartford Life
  Insurance Company                          --                    --
 Receivable from fund shares
  sold                                        4                    13
 Other assets                                --                    --
                                     ----------            ----------
 Total Assets                           104,279               353,986
                                     ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           4                    13
 Payable for fund shares
  purchased                                  --                    --
 Other liabilities                           --                    --
                                     ----------            ----------
 Total Liabilities                            4                    13
                                     ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $104,275              $353,973
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD         U.S. GOVERNMENT            HARTFORD
                                     STOCK             SECURITIES               VALUE
                                   HLS FUND             HLS FUND               HLS FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT (J)(K)
----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      233                29,287                 32,058
                                    =======            ==========             ==========
  Cost                               $8,186              $310,186               $321,918
                                    =======            ==========             ==========
  Market Value                       $9,535              $306,218               $345,332
 Due from Hartford Life
  Insurance Company                      --                    --                     --
 Receivable from fund shares
  sold                                   --                    11                     13
 Other assets                            --                    --                     --
                                    -------            ----------             ----------
 Total Assets                         9,535               306,229                345,345
                                    -------            ----------             ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --                    11                     13
 Payable for fund shares
  purchased                              --                    --                     --
 Other liabilities                       --                    --                     --
                                    -------            ----------             ----------
 Total Liabilities                       --                    11                     13
                                    -------            ----------             ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $9,535              $306,218               $345,332
                                    =======            ==========             ==========

                                  ING JPMORGAN
                                    EMERGING             ING GLOBAL          INVESCO V.I.
                                 MARKETS EQUITY          RESOURCES           GLOBAL HEALTH
                                    PORTFOLIO            PORTFOLIO             CARE FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (L)
-----------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      4,065                 5,445                4,557
                                    =========            ==========            =========
  Cost                                $76,414              $109,678              $73,145
                                    =========            ==========            =========
  Market Value                        $93,193              $117,072              $76,154
 Due from Hartford Life
  Insurance Company                        --                    --                   --
 Receivable from fund shares
  sold                                      1                     1                    1
 Other assets                               1                     1                   --
                                    ---------            ----------            ---------
 Total Assets                          93,195               117,074               76,155
                                    ---------            ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         1                    --                    1
 Payable for fund shares
  purchased                                --                    --                   --
 Other liabilities                         26                    49                   --
                                    ---------            ----------            ---------
 Total Liabilities                         27                    49                    1
                                    ---------            ----------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $93,168              $117,025              $76,154
                                    =========            ==========            =========

(j) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with Hartford Value HLS Fund.

(k) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with Hartford Value HLS Fund.

(l)  Formerly AIM V.I. Global Health Care Fund. Change effective April 30, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------


                                    INVESCO V.I.         MFS(R) GROWTH
                                   TECHNOLOGY FUND          SERIES
                                   SUB-ACCOUNT (M)        SUB-ACCOUNT
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        2,860                 133
                                      =========             =======
  Cost                                  $38,751              $2,040
                                      =========             =======
  Market Value                          $45,756              $3,275
 Due from Hartford Life
  Insurance Company                          --                  --
 Receivable from fund shares
  sold                                        1                  --
 Other assets                                --                  --
                                      ---------             -------
 Total Assets                            45,757               3,275
                                      ---------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           1                  --
 Payable for fund shares
  purchased                                  --                  --
 Other liabilities                           --                   1
                                      ---------             -------
 Total Liabilities                            1                   1
                                      ---------             -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $45,756              $3,274
                                      =========             =======

(m) Formerly AIM V.I. Technology Fund. Change effective April 30, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       NEUBERGER BERMAN
                                                           AMT SHORT            NEUBERGER BERMAN
                                MFS(R) STRATEGIC         DURATION BOND            AMT PARTNERS
                                  INCOME SERIES            PORTFOLIO                PORTFOLIO
                                   SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                       837                   1,310                    1,196
                                     =======               =========                =========
  Cost                                $8,273                 $16,330                  $16,298
                                     =======               =========                =========
  Market Value                        $8,492                 $14,673                  $13,474
 Due from Hartford Life
  Insurance Company                       --                      --                        1
 Receivable from fund shares
  sold                                    --                      --                       --
 Other assets                              1                      --                       --
                                     -------               ---------                ---------
 Total Assets                          8,493                  14,673                   13,475
                                     -------               ---------                ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       --                      --                       --
 Payable for fund shares
  purchased                               --                      --                       --
 Other liabilities                        --                      --                       --
                                     -------               ---------                ---------
 Total Liabilities                        --                      --                       --
                                     -------               ---------                ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $8,493                 $14,673                  $13,475
                                     =======               =========                =========

                                                         PIONEER
                                    PIONEER              GROWTH              VAN ECK VIP
                                   FUND VCT         OPPORTUNITIES VCT          GLOBAL
                                   PORTFOLIO            PORTFOLIO             BOND FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (N)
-----------------------------  -------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                      420                 1,049                 3,457
                                    =======             =========             =========
  Cost                               $8,449               $20,986               $38,988
                                    =======             =========             =========
  Market Value                       $9,418               $24,144               $41,588
 Due from Hartford Life
  Insurance Company                      --                    --                    --
 Receivable from fund shares
  sold                                   --                    --                     1
 Other assets                            --                    --                    --
                                    -------             ---------             ---------
 Total Assets                         9,418                24,144                41,589
                                    -------             ---------             ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                      --                    --                    --
 Payable for fund shares
  purchased                              --                    --                    --
 Other liabilities                       --                    --                     1
                                    -------             ---------             ---------
 Total Liabilities                       --                    --                     1
                                    -------             ---------             ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities               $9,418               $24,144               $41,588
                                    =======             =========             =========

(n) Formerly Van Eck Worldwide Bond Fund. Change effective May 1, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                    VAN ECK VIP           WELLS FARGO
                                    GLOBAL HARD          ADVANTAGE VT
                                    ASSETS FUND         DISCOVERY FUND
                                  SUB-ACCOUNT (O)         SUB-ACCOUNT
-------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares                        3,505                3,690
                                     ==========            =========
  Cost                                  $60,449              $61,947
                                     ==========            =========
  Market Value                         $132,040              $78,515
 Due from Hartford Life
  Insurance Company                          --                   --
 Receivable from fund shares
  sold                                        2                    1
 Other assets                                --                   --
                                     ----------            ---------
 Total Assets                           132,042               78,516
                                     ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --                    1
 Payable for fund shares
  purchased                                  --                   --
 Other liabilities                           --                   --
                                     ----------            ---------
 Total Liabilities                           --                    1
                                     ----------            ---------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $132,042              $78,515
                                     ==========            =========

(o) Formerly Van Eck Worldwide Hard Assets Fund. Change effective May 1, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                                         UNITS
                                                                                       OWNED BY            UNIT        CONTRACT
                                                                                     PARTICIPANTS      FAIR VALUE #   LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD (BY SUB-ACCOUNT):
American Century VP Balanced Fund -- Class I                                               4,355         $20.926098       $91,141
American Century VP Capital Appreciation Fund -- Class I                                   1,429          22.139590        31,644
AllianceBernstein VPS International Growth Portfolio -- Class A                            4,241           8.397856        35,617
Invesco V.I. Core Equity Fund -- Class S1                                                  1,677          19.091985        32,020
AllianceBernstein VPS Money Market Portfolio -- Class A                                   16,493          14.372336       237,050
AllianceBernstein VPS Large Cap Growth Portfolio -- Class A                                1,206          22.293150        26,877
Federated Capital Appreciation Fund II -- Class PRIM                                       1,462          11.256632        16,456
Federated Fund for U.S. Government Securities II -- Class PRIM                             5,593          19.340782       108,169
Federated High Income Bond Fund II -- Class PRIM                                               1          23.752486            14
Federated Capital Income Fund II -- Class PRIM                                               180          17.203139         3,100
NVIT Developing Markets Fund -- Class II                                                   1,239          23.680104        29,336
Hartford Advisers HLS Fund -- Class IA                                                    66,339           4.171390       276,726
Hartford Total Return Bond HLS Fund -- Class IA                                          110,958           3.148795       349,384
Hartford Capital Appreciation HLS Fund -- Class IA                                        51,379           2.220506       114,087
Hartford Dividend and Growth HLS Fund -- Class IA                                         27,179           1.583610        43,041
Hartford Global Growth HLS Fund -- Class IA                                                9,732          25.315923       246,379
Hartford Disciplined Equity HLS Fund -- Class IA                                          24,675          23.915929       590,128
Hartford Growth HLS Fund -- Class IA                                                      20,460           1.373007        28,092
Hartford Growth Opportunities HLS Fund -- Class IA                                       202,144           6.986632     1,412,304
Hartford High Yield HLS Fund -- Class IA                                                  10,703          19.577636       209,535
Hartford Index HLS Fund -- Class IA                                                       39,768          18.856035       763,339
Hartford International Opportunities HLS Fund -- Class IA                                192,180           2.324791       446,779
Hartford Small/Mid Cap Equity HLS Fund -- Class IA                                        11,138          15.766108       175,596
Hartford MidCap Value HLS Fund -- Class IA                                                21,689          12.297216       266,719
Hartford Money Market HLS Fund -- Class IA                                                57,934           1.799898       104,275
Hartford SmallCap Growth HLS Fund -- Class IA                                             11,162          31.711301       353,973
Hartford Stock HLS Fund -- Class IA                                                        6,434           1.482096         9,535
Hartford U.S. Government Securities HLS Fund -- Class IA                                  12,220          25.059057       306,218
Hartford Value HLS Fund -- Class IA                                                      259,668           1.320005       342,762
ING JPMorgan Emerging Markets Equity Portfolio -- Class I                                  4,843          19.238862        93,168
ING Global Resources Portfolio -- Class S                                                  8,578          13.642147       117,025
Invesco V.I. Global Health Care Fund -- Class S1                                           3,383          22.512051        76,154
Invesco V.I. Technology Fund -- Class S1                                                   3,016          15.173279        45,756
MFS(R) Growth Series -- Class INIT                                                           144          22.776332         3,274
MFS(R) Strategic Income Series -- Class INIT                                                 435          19.527763         8,493
Neuberger Berman AMT Short Duration Bond Portfolio -- Class                                  968          15.159439        14,673
Neuberger Berman AMT Partners Portfolio -- Class I                                           689          19.563912        13,475
Pioneer Fund VCT Portfolio -- Class I                                                        758          12.427931         9,418
Pioneer Growth Opportunities VCT Portfolio -- Class I                                      1,070          22.567845        24,144
Van Eck VIP Global Bond Fund -- Class INIT                                                 2,018          20.608677        41,588
Van Eck VIP Global Hard Assets Fund -- Class INIT                                          3,260          40.504424       132,042
Wells Fargo Advantage VT Discovery Fund -- Class                                           2,663          29.479222        78,515

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                                                         UNITS
                                                                                       OWNED BY            UNIT        CONTRACT
                                                                                     PARTICIPANTS      FAIR VALUE #   LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD (BY SUB-ACCOUNT):
Hartford Advisers HLS Fund -- Class IA                                                       503          $4.171390        $2,100
Hartford Disciplined Equity HLS Fund -- Class IA                                             392          23.915929         9,375
Hartford Growth Opportunities HLS Fund -- Class IA                                         1,360           6.986632         9,499
Hartford Index HLS Fund -- Class IA                                                           92          19.232335         1,762
Hartford Value HLS Fund -- Class IA                                                        1,947           1.320005         2,570

#  Rounded unit values

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                             AMERICAN CENTURY VP
                                   AMERICAN CENTURY VP             CAPITAL
                                      BALANCED FUND           APPRECIATION FUND
                                       SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $1,615                     $ --
                                        ---------                  -------
EXPENSE:
 Administrative charges                        --                       --
 Mortality and Expense Risk
  charges                                    (392)                    (114)
                                        ---------                  -------
  Total Expenses                             (392)                    (114)
                                        ---------                  -------
  Net investment income (loss)              1,223                     (114)
                                        ---------                  -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (7,806)                     467
 Net realized gain on
  distributions                                --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              16,723                    6,455
                                        ---------                  -------
  Net gain (loss) on
   investments                              8,917                    6,922
                                        ---------                  -------
  Net increase (decrease) in
   net assets resulting from
   operations                             $10,140                   $6,808
                                        =========                  =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS       INVESCO V.I.       ALLIANCEBERNSTEIN VPS
                                    INTERNATIONAL               CORE                   MONEY
                                   GROWTH PORTFOLIO          EQUITY FUND          MARKET PORTFOLIO
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $796                   $293                     $30
                                       --------                -------                --------
EXPENSE:
 Administrative charges                      --                     --                      --
 Mortality and Expense Risk
  charges                                  (162)                  (135)                 (1,369)
                                       --------                -------                --------
  Total Expenses                           (162)                  (135)                 (1,369)
                                       --------                -------                --------
  Net investment income
   (loss)                                   634                    158                  (1,339)
                                       --------                -------                --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (6,608)                   114                      --
 Net realized gain on
  distributions                              --                     --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,332                  2,502                      --
                                       --------                -------                --------
  Net gain (loss) on
   investments                            2,724                  2,616                      --
                                       --------                -------                --------
  Net increase (decrease) in
   net assets resulting from
   operations                            $3,358                 $2,774                 $(1,339)
                                       ========                =======                ========

                                                                                       FEDERATED
                                 ALLIANCEBERNSTEIN VPS           FEDERATED           FUND FOR U.S.
                                       LARGE CAP                  CAPITAL             GOVERNMENT
                                   GROWTH PORTFOLIO        APPRECIATION FUND II      SECURITIES II
                                      SUB-ACCOUNT             SUB-ACCOUNT (B)         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $123                       $371               $5,867
                                        -------                  ---------              -------
EXPENSE:
 Administrative charges                      --                        (57)                  --
 Mortality and Expense Risk
  charges                                  (116)                       (20)                (558)
                                        -------                  ---------              -------
  Total Expenses                           (116)                       (77)                (558)
                                        -------                  ---------              -------
  Net investment income
   (loss)                                     7                        294                5,309
                                        -------                  ---------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     728                    (28,956)                (196)
 Net realized gain on
  distributions                              --                         --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,654                     30,567                  977
                                        -------                  ---------              -------
  Net gain (loss) on
   investments                            2,382                      1,611                  781
                                        -------                  ---------              -------
  Net increase (decrease) in
   net assets resulting from
   operations                            $2,389                     $1,905               $6,090
                                        =======                  =========              =======

(a)  Formerly AIM V.I. Core Equity Fund. Change effective April 30, 2010.

(b) Effective March 12, 2010 Federated Clover Value Fund II merged with Federated Capital Appreciation Fund II.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                   FEDERATED          FEDERATED
                                  HIGH INCOME          CAPITAL
                                  BOND FUND II     INCOME FUND II
                                  SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $325              $167
                                     ------             -----
EXPENSE:
 Administrative charges                  --                --
 Mortality and Expense Risk
  charges                                (7)              (13)
                                     ------             -----
  Total Expenses                         (7)              (13)
                                     ------             -----
  Net investment income (loss)          318               154
                                     ------             -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (562)                1
 Net realized gain on
  distributions                          --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           354               167
                                     ------             -----
  Net gain (loss) on
   investments                         (208)              168
                                     ------             -----
  Net increase (decrease) in
   net assets resulting from
   operations                          $110              $322
                                     ======             =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                             HARTFORD
                                      NVIT              HARTFORD               TOTAL
                                   DEVELOPING           ADVISERS            RETURN BOND
                                  MARKETS FUND          HLS FUND             HLS FUND
                                SUB-ACCOUNT (C)      SUB-ACCOUNT (D)        SUB-ACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --               $3,832              $14,611
                                    --------            ---------            ---------
EXPENSE:
 Administrative charges                   --                 (277)                (351)
 Mortality and Expense Risk
  charges                               (160)              (3,470)              (4,384)
                                    --------            ---------            ---------
  Total Expenses                        (160)              (3,747)              (4,735)
                                    --------            ---------            ---------
  Net investment income
   (loss)                               (160)                  85                9,876
                                    --------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               (4,048)              (9,778)              (1,615)
 Net realized gain on
  distributions                           --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          9,378               37,775               12,230
                                    --------            ---------            ---------
  Net gain (loss) on
   investments                         5,330               27,997               10,615
                                    --------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $5,170              $28,082              $20,491
                                    ========            =========            =========

                                    HARTFORD             HARTFORD
                                     CAPITAL             DIVIDEND            HARTFORD
                                  APPRECIATION          AND GROWTH         GLOBAL GROWTH
                                    HLS FUND             HLS FUND            HLS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $791                $787                 $600
                                    ---------            --------            ---------
EXPENSE:
 Administrative charges                    --                  --                 (227)
 Mortality and Expense Risk
  charges                              (1,494)               (470)              (2,838)
                                    ---------            --------            ---------
  Total Expenses                       (1,494)               (470)              (3,065)
                                    ---------            --------            ---------
  Net investment income
   (loss)                                (703)                317               (2,465)
                                    ---------            --------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (4,104)             (2,632)                (654)
 Net realized gain on
  distributions                            --                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          18,783               6,665               31,384
                                    ---------            --------            ---------
  Net gain (loss) on
   investments                         14,679               4,033               30,730
                                    ---------            --------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $13,976              $4,350              $28,265
                                    =========            ========            =========

(c)  Formerly Gartmore NVIT Developing Markets Fund. Change effective May 3,
     2010.

(d) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                               HARTFORD
                                              DISCIPLINED           HARTFORD
                                                EQUITY               GROWTH
                                               HLS FUND             HLS FUND
                                              SUB-ACCOUNT        SUB-ACCOUNT (E)
----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                        $7,405                 $139
                                               ---------            ---------
EXPENSE:
 Administrative charges                             (616)                  --
 Mortality and Expense Risk charges               (7,700)                (330)
                                               ---------            ---------
  Total Expenses                                  (8,316)                (330)
                                               ---------            ---------
  Net investment income (loss)                      (911)                (191)
                                               ---------            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                      (728)              (6,135)
 Net realized gain on distributions                   --                   --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                        72,159               10,396
                                               ---------            ---------
  Net gain (loss) on investments                  71,431                4,261
                                               ---------            ---------
  Net increase (decrease) in net assets
   resulting from operations                     $70,520               $4,070
                                               =========            =========

(e) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              HARTFORD
                                               GROWTH              HARTFORD              HARTFORD
                                           OPPORTUNITIES          HIGH YIELD              INDEX
                                              HLS FUND             HLS FUND              HLS FUND
                                            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                         $188               $1,363               $12,345
                                             ----------            ---------            ----------
EXPENSE:
 Administrative charges                          (1,328)                (219)                 (661)
 Mortality and Expense Risk charges             (16,600)              (2,744)               (8,587)
                                             ----------            ---------            ----------
  Total Expenses                                (17,928)              (2,963)               (9,248)
                                             ----------            ---------            ----------
  Net investment income (loss)                  (17,740)              (1,600)                3,097
                                             ----------            ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                   21,997               (5,131)              (22,779)
 Net realized gain on distributions                  --                   --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                      196,272               36,892               111,514
                                             ----------            ---------            ----------
  Net gain (loss) on investments                218,269               31,761                88,735
                                             ----------            ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations            $200,529              $30,161               $91,832
                                             ==========            =========            ==========

                                              HARTFORD              HARTFORD
                                            INTERNATIONAL         SMALL/MID CAP           HARTFORD
                                            OPPORTUNITIES            EQUITY             MIDCAP VALUE
                                              HLS FUND              HLS FUND              HLS FUND
                                         SUB-ACCOUNT (F)(G)      SUB-ACCOUNT (H)      SUB-ACCOUNT (I)
--------------------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                       $5,192                $1,095                $2,606
                                              ---------             ---------            ----------
EXPENSE:
 Administrative charges                              --                  (162)                 (140)
 Mortality and Expense Risk charges              (5,512)               (2,027)               (3,161)
                                              ---------             ---------            ----------
  Total Expenses                                 (5,512)               (2,189)               (3,301)
                                              ---------             ---------            ----------
  Net investment income (loss)                     (320)               (1,094)                 (695)
                                              ---------             ---------            ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on security
  transactions                                  (29,058)               (3,657)              (92,427)
 Net realized gain on distributions                  --                    --                    --
 Net unrealized appreciation
  (depreciation) of investments during
  the year                                       80,936                40,156               148,061
                                              ---------             ---------            ----------
  Net gain (loss) on investments                 51,878                36,499                55,634
                                              ---------             ---------            ----------
  Net increase (decrease) in net
   assets resulting from operations             $51,558               $35,405               $54,939
                                              =========             =========            ==========

(f) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(g) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(h) Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(i) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with Hartford MidCap Value HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                     HARTFORD             HARTFORD
                                   MONEY MARKET        SMALLCAP GROWTH
                                     HLS FUND             HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                  $ --
                                     --------             ---------
EXPENSE:
 Administrative charges                  (117)                 (306)
 Mortality and Expense Risk
  charges                              (1,467)               (3,831)
                                     --------             ---------
  Total Expenses                       (1,584)               (4,137)
                                     --------             ---------
  Net investment income (loss)         (1,584)               (4,137)
                                     --------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    --                 6,408
 Net realized gain on
  distributions                            --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              --                92,807
                                     --------             ---------
  Net gain (loss) on
   investments                             --                99,215
                                     --------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $(1,584)              $95,078
                                     ========             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD          U.S. GOVERNMENT           HARTFORD
                                     STOCK             SECURITIES                VALUE
                                   HLS FUND             HLS FUND               HLS FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (J)(K)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $104               $14,491                 $4,861
                                    -------             ---------              ---------
EXPENSE:
 Administrative charges                  --                  (324)                   (69)
 Mortality and Expense Risk
  charges                              (115)               (4,050)                (4,330)
                                    -------             ---------              ---------
  Total Expenses                       (115)               (4,374)                (4,399)
                                    -------             ---------              ---------
  Net investment income
   (loss)                               (11)               10,117                    462
                                    -------             ---------              ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  18                 3,760                    842
 Net realized gain on
  distributions                          --                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         1,135                (4,807)                40,014
                                    -------             ---------              ---------
  Net gain (loss) on
   investments                        1,153                (1,047)                40,856
                                    -------             ---------              ---------
  Net increase (decrease) in
   net assets resulting from
   operations                        $1,142                $9,070                $41,318
                                    =======             =========              =========

                                 ING JPMORGAN
                                   EMERGING           ING GLOBAL          INVESCO V.I.
                                MARKETS EQUITY         RESOURCES          GLOBAL HEALTH
                                   PORTFOLIO           PORTFOLIO            CARE FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (L)
-----------------------------  -----------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $407                 $825                $ --
                                    -------            ---------             -------
EXPENSE:
 Administrative charges                  --                   --                  --
 Mortality and Expense Risk
  charges                              (328)                (396)               (372)
                                    -------            ---------             -------
  Total Expenses                       (328)                (396)               (372)
                                    -------            ---------             -------
  Net investment income
   (loss)                                79                  429                (372)
                                    -------            ---------             -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions               5,307                   (1)              4,104
 Net realized gain on
  distributions                       3,087                   --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (670)              18,994                 431
                                    -------            ---------             -------
  Net gain (loss) on
   investments                        7,724               18,993               4,535
                                    -------            ---------             -------
  Net increase (decrease) in
   net assets resulting from
   operations                        $7,803              $19,422              $4,163
                                    =======            =========             =======

(j) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with Hartford Value HLS Fund.

(k) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with Hartford Value HLS Fund.

(l)  Formerly AIM V.I. Global Health Care Fund. Change effective April 30, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------


                                   INVESCO V.I.        MFS(R) GROWTH
                                  TECHNOLOGY FUND          SERIES
                                  SUB-ACCOUNT (M)       SUB-ACCOUNT
-----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $ --                  $5
                                      -------              ------
EXPENSE:
 Administrative charges                    --                  --
 Mortality and Expense Risk
  charges                                (113)                (20)
                                      -------              ------
  Total Expenses                         (113)                (20)
                                      -------              ------
  Net investment income (loss)           (113)                (15)
                                      -------              ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   107                 843
 Net realized gain on
  distributions                            --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           5,253                (170)
                                      -------              ------
  Net gain (loss) on
   investments                          5,360                 673
                                      -------              ------
  Net increase (decrease) in
   net assets resulting from
   operations                          $5,247                $658
                                      =======              ======

(m) Formerly AIM V.I. Technology Fund. Change effective April 30, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                           NEUBERGER BERMAN
                                                                              AMT SHORT
                                  MFS(R) HIGH       MFS(R) STRATEGIC        DURATION BOND
                                 INCOME SERIES        INCOME SERIES           PORTFOLIO
                                SUB-ACCOUNT (N)        SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $277                $442                   $766
                                     ------               -----                 ------
EXPENSE:
 Administrative charges                  --                  --                     --
 Mortality and Expense Risk
  charges                               (13)                (40)                   (67)
                                     ------               -----                 ------
  Total Expenses                        (13)                (40)                   (67)
                                     ------               -----                 ------
  Net investment income
   (loss)                               264                 402                    699
                                     ------               -----                 ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (505)                 10                    (38)
 Net realized gain on
  distributions                          --                  --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           552                 409                    (80)
                                     ------               -----                 ------
  Net gain (loss) on
   investments                           47                 419                   (118)
                                     ------               -----                 ------
  Net increase (decrease) in
   net assets resulting from
   operations                          $311                $821                   $581
                                     ======               =====                 ======

                                                                                PIONEER
                                 NEUBERGER BERMAN          PIONEER              GROWTH
                                   AMT PARTNERS           FUND VCT         OPPORTUNITIES VCT
                                     PORTFOLIO            PORTFOLIO            PORTFOLIO
                                    SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $84                 $125                 $ --
                                      -------              -------              -------
EXPENSE:
 Administrative charges                    --                   --                   --
 Mortality and Expense Risk
  charges                                (132)                 (41)                (102)
                                      -------              -------              -------
  Total Expenses                         (132)                 (41)                (102)
                                      -------              -------              -------
  Net investment income
   (loss)                                 (48)                  84                 (102)
                                      -------              -------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 2,327                   69                   82
 Net realized gain on
  distributions                            --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (559)               1,265                4,291
                                      -------              -------              -------
  Net gain (loss) on
   investments                          1,768                1,334                4,373
                                      -------              -------              -------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,720               $1,418               $4,271
                                      =======              =======              =======

(n) Not funded as of December 31, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                    VAN ECK VIP          VAN ECK VIP          WELLS FARGO
                                      GLOBAL             GLOBAL HARD         ADVANTAGE VT
                                     BOND FUND           ASSETS FUND        DISCOVERY FUND
                                  SUB-ACCOUNT (O)      SUB-ACCOUNT (P)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,618                  $368                 $ --
                                      -------             ---------            ---------
EXPENSE:
 Administrative charges                    --                    --                   --
 Mortality and Expense Risk
  charges                                (173)                 (455)                (196)
                                      -------             ---------            ---------
  Total Expenses                         (173)                 (455)                (196)
                                      -------             ---------            ---------
  Net investment income (loss)          1,445                   (87)                (196)
                                      -------             ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (403)                1,527                5,912
 Net realized gain on
  distributions                            --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             892                26,239                7,706
                                      -------             ---------            ---------
  Net gain (loss) on
   investments                            489                27,766               13,618
                                      -------             ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,934               $27,679              $13,422
                                      =======             =========            =========

(o) Formerly Van Eck Worldwide Bond Fund. Change effective May 1, 2010.

(p) Formerly Van Eck Worldwide Hard Assets Fund. Change effective May 1, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                                             AMERICAN CENTURY VP
                                  AMERICAN CENTURY VP              CAPITAL
                                     BALANCED FUND            APPRECIATION FUND
                                      SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $1,223                     $(114)
 Net realized gain (loss) on
  security transactions                    (7,806)                      467
 Net realized gain on
  distributions                                --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              16,723                     6,455
                                       ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               10,140                     6,808
                                       ----------                 ---------
UNIT TRANSACTIONS:
 Purchases                                     --                     1,839
 Net transfers                                 --                     1,288
 Surrenders for benefit
  payments and fees                       (66,069)                      (13)
 Net Annuity Transactions                      --                        --
                                       ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (66,069)                    3,114
                                       ----------                 ---------
 Net increase (decrease) in
  net assets                              (55,929)                    9,922
NET ASSETS:
 Beginning of year                        147,070                    21,722
                                       ----------                 ---------
 End of year                              $91,141                   $31,644
                                       ==========                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS       INVESCO V.I.       ALLIANCEBERNSTEIN VPS
                                     INTERNATIONAL               CORE                   MONEY
                                   GROWTH PORTFOLIO           EQUITY FUND         MARKET PORTFOLIO
                                      SUB-ACCOUNT           SUB-ACCOUNT (A)          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $634                    $158                $(1,339)
 Net realized gain (loss) on
  security transactions                   (6,608)                    114                     --
 Net realized gain on
  distributions                               --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              9,332                   2,502                     --
                                       ---------               ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               3,358                   2,774                 (1,339)
                                       ---------               ---------             ----------
UNIT TRANSACTIONS:
 Purchases                                    --                      --                     --
 Net transfers                            (6,258)                     --                  4,009
 Surrenders for benefit
  payments and fees                       (4,659)                 (2,080)               (90,374)
 Net Annuity Transactions                     --                      --                     --
                                       ---------               ---------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (10,917)                 (2,080)               (86,365)
                                       ---------               ---------             ----------
 Net increase (decrease) in
  net assets                              (7,559)                    694                (87,704)
NET ASSETS:
 Beginning of year                        43,176                  31,326                324,754
                                       ---------               ---------             ----------
 End of year                             $35,617                 $32,020               $237,050
                                       =========               =========             ==========

                                                                                        FEDERATED
                                 ALLIANCEBERNSTEIN VPS           FEDERATED            FUND FOR U.S.
                                       LARGE CAP                  CAPITAL               GOVERNMENT
                                   GROWTH PORTFOLIO        APPRECIATION FUND II       SECURITIES II
                                      SUB-ACCOUNT             SUB-ACCOUNT (B)          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                 $7                      $294                  $5,309
 Net realized gain (loss) on
  security transactions                      728                   (28,956)                   (196)
 Net realized gain on
  distributions                               --                        --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              1,654                    30,567                     977
                                       ---------                 ---------              ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               2,389                     1,905                   6,090
                                       ---------                 ---------              ----------
UNIT TRANSACTIONS:
 Purchases                                    --                        --                      --
 Net transfers                                --                        --                 (27,763)
 Surrenders for benefit
  payments and fees                       (4,909)                  (12,583)                (14,081)
 Net Annuity Transactions                     --                        --                      --
                                       ---------                 ---------              ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (4,909)                  (12,583)                (41,844)
                                       ---------                 ---------              ----------
 Net increase (decrease) in
  net assets                              (2,520)                  (10,678)                (35,754)
NET ASSETS:
 Beginning of year                        29,397                    27,134                 143,923
                                       ---------                 ---------              ----------
 End of year                             $26,877                   $16,456                $108,169
                                       =========                 =========              ==========

(a)  Formerly AIM V.I. Core Equity Fund. Change effective April 30, 2010.

(b) Effective March 12, 2010 Federated Clover Value Fund II merged with Federated Capital Appreciation Fund II.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                    FEDERATED           FEDERATED
                                   HIGH INCOME           CAPITAL
                                   BOND FUND II      INCOME FUND II
                                   SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $318               $154
 Net realized gain (loss) on
  security transactions                  (562)                 1
 Net realized gain on
  distributions                            --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             354                167
                                     --------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                              110                322
                                     --------            -------
UNIT TRANSACTIONS:
 Purchases                                 --                 --
 Net transfers                         (3,969)                --
 Surrenders for benefit
  payments and fees                        (5)                (3)
 Net Annuity Transactions                  --                 --
                                     --------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,974)                (3)
                                     --------            -------
 Net increase (decrease) in
  net assets                           (3,864)               319
NET ASSETS:
 Beginning of year                      3,878              2,781
                                     --------            -------
 End of year                              $14             $3,100
                                     ========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                HARTFORD
                                      NVIT                HARTFORD               TOTAL
                                   DEVELOPING             ADVISERS            RETURN BOND
                                  MARKETS FUND            HLS FUND              HLS FUND
                                 SUB-ACCOUNT (C)      SUB-ACCOUNT (D)         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(160)                  $85                $9,876
 Net realized gain (loss) on
  security transactions                (4,048)               (9,778)               (1,615)
 Net realized gain on
  distributions                            --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           9,378                37,775                12,230
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            5,170                28,082                20,491
                                    ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              1,143                 4,518                    --
 Net transfers                        (17,714)               (1,137)               33,250
 Surrenders for benefit
  payments and fees                    (6,372)              (50,893)              (57,750)
 Net Annuity Transactions                  --                  (275)                   --
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (22,943)              (47,787)              (24,500)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets                          (17,773)               19,705                (4,009)
NET ASSETS:
 Beginning of year                     47,109               298,531               353,393
                                    ---------            ----------            ----------
 End of year                          $29,336              $278,826              $349,384
                                    =========            ==========            ==========

                                     HARTFORD             HARTFORD
                                     CAPITAL              DIVIDEND              HARTFORD
                                   APPRECIATION          AND GROWTH          GLOBAL GROWTH
                                     HLS FUND             HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(703)                $317               $(2,465)
 Net realized gain (loss) on
  security transactions                 (4,104)              (2,632)                 (654)
 Net realized gain on
  distributions                             --                   --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           18,783                6,665                31,384
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            13,976                4,350                28,265
                                    ----------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                                  --                   --                    --
 Net transfers                             969               19,502                 1,055
 Surrenders for benefit
  payments and fees                    (22,093)             (16,232)              (36,700)
 Net Annuity Transactions                   --                   --                     1
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (21,124)               3,270               (35,644)
                                    ----------            ---------            ----------
 Net increase (decrease) in
  net assets                            (7,148)               7,620                (7,379)
NET ASSETS:
 Beginning of year                     121,235               35,421               253,758
                                    ----------            ---------            ----------
 End of year                          $114,087              $43,041              $246,379
                                    ==========            =========            ==========

(c)  Formerly Gartmore NVIT Developing Markets Fund. Change effective May 3,
     2010.

(d) Effective March 19, 2010 Hartford Global Advisers HLS Fund merged with Hartford Advisers HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                      HARTFORD
                                     DISCIPLINED            HARTFORD
                                       EQUITY                GROWTH
                                      HLS FUND              HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT (E)
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(911)               $(191)
 Net realized gain (loss) on
  security transactions                     (728)              (6,135)
 Net realized gain on
  distributions                               --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             72,159               10,396
                                     -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              70,520                4,070
                                     -----------            ---------
UNIT TRANSACTIONS:
 Purchases                                 1,992                   --
 Net transfers                           (55,986)                  --
 Surrenders for benefit
  payments and fees                     (119,451)                  --
 Net Annuity Transactions                   (421)                  --
                                     -----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (173,866)                  --
                                     -----------            ---------
 Net increase (decrease) in
  net assets                            (103,346)               4,070
NET ASSETS:
 Beginning of year                       702,849               24,022
                                     -----------            ---------
 End of year                            $599,503              $28,092
                                     ===========            =========

(e) Effective April 16, 2010 Hartford Fundamental Growth HLS Fund merged with Hartford Growth HLS Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                       GROWTH                HARTFORD              HARTFORD
                                   OPPORTUNITIES            HIGH YIELD              INDEX
                                      HLS FUND               HLS FUND              HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(17,740)              $(1,600)               $3,097
 Net realized gain (loss) on
  security transactions                   21,997                (5,131)              (22,779)
 Net realized gain on
  distributions                               --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            196,272                36,892               111,514
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             200,529                30,161                91,832
                                    ------------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                14,178                    --                12,935
 Net transfers                           (52,663)                 (490)              (16,186)
 Surrenders for benefit
  payments and fees                     (120,987)              (70,182)              (80,469)
 Net Annuity Transactions                   (412)                   --                  (226)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (159,884)              (70,672)              (83,946)
                                    ------------            ----------            ----------
 Net increase (decrease) in
  net assets                              40,645               (40,511)                7,886
NET ASSETS:
 Beginning of year                     1,381,158               250,046               757,215
                                    ------------            ----------            ----------
 End of year                          $1,421,803              $209,535              $765,101
                                    ============            ==========            ==========

                                      HARTFORD               HARTFORD
                                   INTERNATIONAL          SMALL/MID CAP            HARTFORD
                                   OPPORTUNITIES              EQUITY             MIDCAP VALUE
                                      HLS FUND               HLS FUND              HLS FUND
                                 SUB-ACCOUNT (F)(G)      SUB-ACCOUNT (H)       SUB-ACCOUNT (I)
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(320)               $(1,094)                $(695)
 Net realized gain (loss) on
  security transactions                 (29,058)                (3,657)              (92,427)
 Net realized gain on
  distributions                              --                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            80,936                 40,156               148,061
                                     ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             51,558                 35,405                54,939
                                     ----------             ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                2,955                  4,910                 4,733
 Net transfers                              (73)                (5,637)               (7,660)
 Surrenders for benefit
  payments and fees                     (27,039)               (14,191)              (24,085)
 Net Annuity Transactions                    --                     --                    --
                                     ----------             ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (24,157)               (14,918)              (27,012)
                                     ----------             ----------            ----------
 Net increase (decrease) in
  net assets                             27,401                 20,487                27,927
NET ASSETS:
 Beginning of year                      419,378                155,109               238,792
                                     ----------             ----------            ----------
 End of year                           $446,779               $175,596              $266,719
                                     ==========             ==========            ==========

(f) Effective April 16, 2010 Hartford International Growth HLS Fund merged with Hartford International Opportunities HLS Fund.

(g) Effective April 16, 2010 Hartford International Small Company HLS Fund merged with Hartford International Opportunities HLS Fund.

(h) Formerly Hartford MidCap Growth HLS Fund. Change effective March 1, 2010.

(i) Effective July 30, 2010 Hartford SmallCap Value HLS Fund merged with newly created Hartford MidCap Value HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                      HARTFORD              HARTFORD
                                    MONEY MARKET        SMALLCAP GROWTH
                                      HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,584)              $(4,137)
 Net realized gain (loss) on
  security transactions                      --                 6,408
 Net realized gain on
  distributions                              --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year                --                92,807
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (1,584)               95,078
                                     ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                1,000                 1,797
 Net transfers                              513                (3,625)
 Surrenders for benefit
  payments and fees                     (63,317)              (47,950)
 Net Annuity Transactions                    --                    --
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (61,804)              (49,778)
                                     ----------            ----------
 Net increase (decrease) in
  net assets                            (63,388)               45,300
NET ASSETS:
 Beginning of year                      167,663               308,673
                                     ----------            ----------
 End of year                           $104,275              $353,973
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        HARTFORD
                                   HARTFORD          U.S. GOVERNMENT            HARTFORD
                                     STOCK             SECURITIES                VALUE
                                   HLS FUND             HLS FUND                HLS FUND
                                  SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (J)(K)
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(11)               $10,117                   $462
 Net realized gain (loss) on
  security transactions                  18                  3,760                    842
 Net realized gain on
  distributions                          --                     --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         1,135                 (4,807)                40,014
                                    -------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                          1,142                  9,070                 41,318
                                    -------            -----------             ----------
UNIT TRANSACTIONS:
 Purchases                               --                     --                    306
 Net transfers                          256               (117,110)                19,231
 Surrenders for benefit
  payments and fees                    (588)               (40,357)               (47,077)
 Net Annuity Transactions                --                     --                   (330)
                                    -------            -----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (332)              (157,467)               (27,870)
                                    -------            -----------             ----------
 Net increase (decrease) in
  net assets                            810               (148,397)                13,448
NET ASSETS:
 Beginning of year                    8,725                454,615                331,884
                                    -------            -----------             ----------
 End of year                         $9,535               $306,218               $345,332
                                    =======            ===========             ==========

                                  ING JPMORGAN
                                    EMERGING             ING GLOBAL          INVESCO V.I.
                                 MARKETS EQUITY          RESOURCES           GLOBAL HEALTH
                                    PORTFOLIO            PORTFOLIO             CARE FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (L)
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $79                  $429                $(372)
 Net realized gain (loss) on
  security transactions                 5,307                    (1)               4,104
 Net realized gain on
  distributions                         3,087                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (670)               18,994                  431
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            7,803                19,422                4,163
                                    ---------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                              1,423                    --                   --
 Net transfers                         (9,766)               13,558                   --
 Surrenders for benefit
  payments and fees                       (64)                  (32)             (14,202)
 Net Annuity Transactions                  --                    --                   --
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (8,407)               13,526              (14,202)
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets                             (604)               32,948              (10,039)
NET ASSETS:
 Beginning of year                     93,772                84,077               86,193
                                    ---------            ----------            ---------
 End of year                          $93,168              $117,025              $76,154
                                    =========            ==========            =========

(j) Effective March 19, 2010 Hartford Value Opportunities HLS Fund merged with Hartford Value HLS Fund.

(k) Effective March 19, 2010 Hartford Equity Income HLS Fund merged with Hartford Value HLS Fund.

(l)  Formerly AIM V.I. Global Health Care Fund. Change effective April 30, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------


                                    INVESCO V.I.         MFS(R) GROWTH
                                   TECHNOLOGY FUND           SERIES
                                   SUB-ACCOUNT (M)        SUB-ACCOUNT
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(113)                $(15)
 Net realized gain (loss) on
  security transactions                     107                  843
 Net realized gain on
  distributions                              --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5,253                 (170)
                                      ---------             --------
 Net increase (decrease) in
  net assets resulting from
  operations                              5,247                  658
                                      ---------             --------
UNIT TRANSACTIONS:
 Purchases                                  165                   --
 Net transfers                           20,013                   --
 Surrenders for benefit
  payments and fees                      (3,747)              (2,366)
 Net Annuity Transactions                    --                   --
                                      ---------             --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      16,431               (2,366)
                                      ---------             --------
 Net increase (decrease) in
  net assets                             21,678               (1,708)
NET ASSETS:
 Beginning of year                       24,078                4,982
                                      ---------             --------
 End of year                            $45,756               $3,274
                                      =========             ========

(m) Formerly AIM V.I. Technology Fund. Change effective April 30, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                          NEUBERGER BERMAN
                                                                              AMT SHORT
                                   MFS(R) HIGH       MFS(R) STRATEGIC       DURATION BOND
                                  INCOME SERIES       INCOME SERIES           PORTFOLIO
                                 SUB-ACCOUNT (N)       SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $264                $402                  $699
 Net realized gain (loss) on
  security transactions                  (505)                 10                   (38)
 Net realized gain on
  distributions                            --                  --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             552                 409                   (80)
                                    ---------            --------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              311                 821                   581
                                    ---------            --------             ---------
UNIT TRANSACTIONS:
 Purchases                                 --                  --                    --
 Net transfers                         (3,689)                 --                14,376
 Surrenders for benefit
  payments and fees                   (10,344)             (1,576)              (11,178)
 Net Annuity Transactions                  --                  --                    (1)
                                    ---------            --------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (14,033)             (1,576)                3,197
                                    ---------            --------             ---------
 Net increase (decrease) in
  net assets                          (13,722)               (755)                3,778
NET ASSETS:
 Beginning of year                     13,722               9,248                10,895
                                    ---------            --------             ---------
 End of year                             $ --              $8,493               $14,673
                                    =========            ========             =========

                                                                                  PIONEER
                                 NEUBERGER BERMAN           PIONEER               GROWTH
                                   AMT PARTNERS            FUND VCT          OPPORTUNITIES VCT
                                     PORTFOLIO             PORTFOLIO             PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(48)                  $84                 $(102)
 Net realized gain (loss) on
  security transactions                  2,327                    69                    82
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (559)                1,265                 4,291
                                     ---------             ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,720                 1,418                 4,271
                                     ---------             ---------             ---------
UNIT TRANSACTIONS:
 Purchases                                 656                    --                    --
 Net transfers                         (28,021)                   --                (1,558)
 Surrenders for benefit
  payments and fees                     (3,630)               (3,207)               (3,782)
 Net Annuity Transactions                   --                    --                    --
                                     ---------             ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (30,995)               (3,207)               (5,340)
                                     ---------             ---------             ---------
 Net increase (decrease) in
  net assets                           (29,275)               (1,789)               (1,069)
NET ASSETS:
 Beginning of year                      42,750                11,207                25,213
                                     ---------             ---------             ---------
 End of year                           $13,475                $9,418               $24,144
                                     =========             =========             =========

(n) Not Funded as of December 31, 2010.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

-------------------------------------------------------------------------------

                                   VAN ECK VIP        VAN ECK VIP         WELLS FARGO
                                     GLOBAL           GLOBAL HARD        ADVANTAGE VT
                                    BOND FUND         ASSETS FUND       DISCOVERY FUND
                                 SUB-ACCOUNT (O)    SUB-ACCOUNT (P)       SUB-ACCOUNT
----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $1,445                $(87)             $(196)
 Net realized gain (loss) on
  security transactions                 (403)              1,527              5,912
 Net realized gain on
  distributions                           --                  --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            892              26,239              7,706
                                     -------            --------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,934              27,679             13,422
                                     -------            --------            -------
UNIT TRANSACTIONS:
 Purchases                                --               1,683              1,193
 Net transfers                         6,000               1,589             21,653
 Surrenders for benefit
  payments and fees                  (11,325)                (51)            (3,530)
 Net Annuity Transactions                 --                  --                 --
                                     -------            --------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (5,325)              3,221             19,316
                                     -------            --------            -------
 Net increase (decrease) in
  net assets                          (3,391)             30,900             32,738
NET ASSETS:
 Beginning of year                    44,979             101,142             45,777
                                     -------            --------            -------
 End of year                         $41,588            $132,042            $78,515
                                     =======            ========            =======

(o) Formerly Van Eck Worldwide Bond Fund. Change effective May 1, 2010.

(p) Formerly Van Eck Worldwide Hard Assets Fund. Change effective May 1, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                      [This page intentionally left blank]

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                             AMERICAN CENTURY VP
                                  AMERICAN CENTURY VP              CAPITAL
                                     BALANCED FUND            APPRECIATION FUND
                                      SUB-ACCOUNT                SUB-ACCOUNT
-----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $6,354                       $87
 Net realized gain (loss) on
  security transactions                         2                     1,124
 Net realized gain on
  distributions                                --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              12,789                     5,696
                                       ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  operations                               19,145                     6,907
                                       ----------                 ---------
UNIT TRANSACTIONS:
 Purchases                                     --                     1,656
 Net transfers                                 --                    (6,448)
 Surrenders for benefit
  payments and fees                           (18)                      (19)
 Net Annuity Transactions                      --                        --
                                       ----------                 ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                           (18)                   (4,811)
                                       ----------                 ---------
 Net increase (decrease) in
  net assets                               19,127                     2,096
NET ASSETS:
 Beginning of year                        127,943                    19,626
                                       ----------                 ---------
 End of year                             $147,070                   $21,722
                                       ==========                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS         AIM V.I.          ALLIANCEBERNSTEIN VPS
                                    INTERNATIONAL               CORE                    MONEY
                                   GROWTH PORTFOLIO          EQUITY FUND          MARKET PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $2,187                   $382                  $(1,134)
 Net realized gain (loss) on
  security transactions                  (75,927)                (5,123)                      --
 Net realized gain on
  distributions                               --                     --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             92,220                  9,205                       --
                                      ----------              ---------              -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              18,480                  4,464                   (1,134)
                                      ----------              ---------              -----------
UNIT TRANSACTIONS:
 Purchases                                    --                     --                       --
 Net transfers                              (784)                    --                 (116,902)
 Surrenders for benefit
  payments and fees                      (84,651)                (8,600)                 (95,622)
 Net Annuity Transactions                     --                     --                       --
                                      ----------              ---------              -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (85,435)                (8,600)                (212,524)
                                      ----------              ---------              -----------
 Net increase (decrease) in
  net assets                             (66,955)                (4,136)                (213,658)
NET ASSETS:
 Beginning of year                       110,131                 35,462                  538,412
                                      ----------              ---------              -----------
 End of year                             $43,176                $31,326                 $324,754
                                      ==========              =========              ===========

                                                                                     FEDERATED
                                ALLIANCEBERNSTEIN VPS         FEDERATED            FUND FOR U.S.
                                      LARGE CAP                 CLOVER              GOVERNMENT
                                   GROWTH PORTFOLIO         VALUE FUND II          SECURITIES II
                                     SUB-ACCOUNT           SUB-ACCOUNT (A)          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(221)                 $2,819                 $8,345
 Net realized gain (loss) on
  security transactions                   (9,851)                (98,892)                 1,614
 Net realized gain on
  distributions                               --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             24,360                  94,304                 (4,019)
                                      ----------              ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                              14,288                  (1,769)                 5,940
                                      ----------              ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                    --                      --                     --
 Net transfers                                --                      --                  5,710
 Surrenders for benefit
  payments and fees                      (98,783)                (89,578)              (100,039)
 Net Annuity Transactions                     --                      --                     --
                                      ----------              ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (98,783)                (89,578)               (94,329)
                                      ----------              ----------            -----------
 Net increase (decrease) in
  net assets                             (84,495)                (91,347)               (88,389)
NET ASSETS:
 Beginning of year                       113,892                 118,481                232,312
                                      ----------              ----------            -----------
 End of year                             $29,397                 $27,134               $143,923
                                      ==========              ==========            ===========

(a)  Formerly Federated American Leaders Fund II. Change effective May 1, 2009.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                    FEDERATED           FEDERATED
                                   HIGH INCOME           CAPITAL
                                   BOND FUND II      INCOME FUND II
                                   SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $841               $136
 Net realized gain (loss) on
  security transactions                  (297)                 1
 Net realized gain on
  distributions                            --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,407                467
                                     --------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                            2,951                604
                                     --------            -------
UNIT TRANSACTIONS:
 Purchases                                 --                 --
 Net transfers                             --                 --
 Surrenders for benefit
  payments and fees                    (5,398)                (3)
 Net Annuity Transactions                  --                 --
                                     --------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (5,398)                (3)
                                     --------            -------
 Net increase (decrease) in
  net assets                           (2,447)               601
NET ASSETS:
 Beginning of year                      6,325              2,180
                                     --------            -------
 End of year                           $3,878             $2,781
                                     ========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                HARTFORD
                                  GARTMORE NVIT           HARTFORD               TOTAL
                                   DEVELOPING             ADVISERS            RETURN BOND
                                  MARKETS FUND            HLS FUND              HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $348                $2,137                $8,215
 Net realized gain (loss) on
  security transactions                   264               (39,497)              (13,266)
 Net realized gain on
  distributions                            --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          23,677               107,274                49,517
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           24,289                69,914                44,466
                                    ---------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              1,000                 1,146                    --
 Net transfers                         14,037               (50,112)               (2,018)
 Surrenders for benefit
  payments and fees                   (32,536)              (27,049)              (85,526)
 Net Annuity Transactions                  --                  (249)                   --
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (17,499)              (76,264)              (87,544)
                                    ---------            ----------            ----------
 Net increase (decrease) in
  net assets                            6,790                (6,350)              (43,078)
NET ASSETS:
 Beginning of year                     40,319               303,116               396,471
                                    ---------            ----------            ----------
 End of year                          $47,109              $296,766              $353,393
                                    =========            ==========            ==========

                                     HARTFORD             HARTFORD             HARTFORD
                                     CAPITAL              DIVIDEND            FUNDAMENTAL
                                   APPRECIATION          AND GROWTH             GROWTH
                                     HLS FUND             HLS FUND             HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(515)                $265                $(135)
 Net realized gain (loss) on
  security transactions                 (2,025)              (4,279)                 (83)
 Net realized gain on
  distributions                             --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           42,644                9,669                7,151
                                    ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            40,104                5,655                6,933
                                    ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                  --                   --                   --
 Net transfers                         (12,962)               2,450                   --
 Surrenders for benefit
  payments and fees                     (2,135)              (6,616)                  --
 Net Annuity Transactions                   --                   --                   --
                                    ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (15,097)              (4,166)                  --
                                    ----------            ---------            ---------
 Net increase (decrease) in
  net assets                            25,007                1,489                6,933
NET ASSETS:
 Beginning of year                      96,228               33,932               17,089
                                    ----------            ---------            ---------
 End of year                          $121,235              $35,421              $24,022
                                    ==========            =========            =========

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                    HARTFORD
                                     GLOBAL              HARTFORD
                                    ADVISERS          GLOBAL GROWTH
                                    HLS FUND             HLS FUND
                                   SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(21)              $(1,743)
 Net realized gain (loss) on
  security transactions                    3               (29,696)
 Net realized gain on
  distributions                           --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            324               100,442
                                     -------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             306                69,003
                                     -------            ----------
UNIT TRANSACTIONS:
 Purchases                                --                    --
 Net transfers                            (7)              (37,303)
 Surrenders for benefit
  payments and fees                       (6)              (62,365)
 Net Annuity Transactions                 --                    --
                                     -------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (13)              (99,668)
                                     -------            ----------
 Net increase (decrease) in
  net assets                             293               (30,665)
NET ASSETS:
 Beginning of year                     1,472               284,423
                                     -------            ----------
 End of year                          $1,765              $253,758
                                     =======            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD                HARTFORD
                                    DISCIPLINED               GROWTH                HARTFORD
                                      EQUITY              OPPORTUNITIES            HIGH YIELD
                                     HLS FUND                HLS FUND               HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT (B)          SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $1,026                 $(7,527)              $16,806
 Net realized gain (loss) on
  security transactions                 (39,292)               (240,202)               (4,036)
 Net realized gain on
  distributions                              --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           175,698                 596,621                74,616
                                    -----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            137,432                 348,892                87,386
                                    -----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                2,292                     795                    --
 Net transfers                          (86,149)                (77,748)              (27,534)
 Surrenders for benefit
  payments and fees                     (75,096)               (126,199)              (19,610)
 Net Annuity Transactions                 6,642                   6,495                    --
                                    -----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (152,311)               (196,657)              (47,144)
                                    -----------            ------------            ----------
 Net increase (decrease) in
  net assets                            (14,879)                152,235                40,242
NET ASSETS:
 Beginning of year                      717,728               1,228,923               209,804
                                    -----------            ------------            ----------
 End of year                           $702,849              $1,381,158              $250,046
                                    ===========            ============            ==========

                                                           HARTFORD             HARTFORD
                                     HARTFORD            INTERNATIONAL        INTERNATIONAL
                                       INDEX                GROWTH            SMALL COMPANY
                                     HLS FUND              HLS FUND             HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $5,085                  $70                 $31
 Net realized gain (loss) on
  security transactions                 (55,828)             (11,053)                 95
 Net realized gain on
  distributions                             349                   --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           214,807               13,592               2,439
                                    -----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                            164,413                2,609               2,565
                                    -----------            ---------             -------
UNIT TRANSACTIONS:
 Purchases                                1,925                   --                  --
 Net transfers                          (33,560)              (5,744)               (388)
 Surrenders for benefit
  payments and fees                    (129,519)              (1,498)                (12)
 Net Annuity Transactions                  (202)                  --                  --
                                    -----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (161,356)              (7,242)               (400)
                                    -----------            ---------             -------
 Net increase (decrease) in
  net assets                              3,057               (4,633)              2,165
NET ASSETS:
 Beginning of year                      754,158               25,123               7,171
                                    -----------            ---------             -------
 End of year                           $757,215              $20,490              $9,336
                                    ===========            =========             =======

(b) Effective October 2, 2009, Hartford LargeCap Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                      HARTFORD               HARTFORD
                                    INTERNATIONAL             MIDCAP
                                    OPPORTUNITIES             GROWTH
                                      HLS FUND               HLS FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $1,781               $(1,727)
 Net realized gain (loss) on
  security transactions                 (192,349)              (62,270)
 Net realized gain on
  distributions                               --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            278,043               121,200
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              87,475                57,203
                                     -----------            ----------
UNIT TRANSACTIONS:
 Purchases                                 1,356                   297
 Net transfers                           (24,447)              (15,066)
 Surrenders for benefit
  payments and fees                     (131,670)              (69,121)
 Net Annuity Transactions                     --                    --
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (154,761)              (83,890)
                                     -----------            ----------
 Net increase (decrease) in
  net assets                             (67,286)              (26,687)
NET ASSETS:
 Beginning of year                       456,838               181,796
                                     -----------            ----------
 End of year                            $389,552              $155,109
                                     ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD              HARTFORD              HARTFORD
                                   MONEY MARKET         SMALLCAP VALUE       SMALLCAP GROWTH
                                     HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(2,238)              $(1,206)              $(3,639)
 Net realized gain (loss) on
  security transactions                     --               (60,472)              (17,447)
 Net realized gain on
  distributions                             --                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year               --               116,625               103,762
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (2,238)               54,947                82,676
                                    ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              25,000                   420                   297
 Net transfers                          16,787               (12,945)              (29,959)
 Surrenders for benefit
  payments and fees                    (75,500)              (73,200)              (52,962)
 Net Annuity Transactions                   --                    --                    --
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (33,713)              (85,725)              (82,624)
                                    ----------            ----------            ----------
 Net increase (decrease) in
  net assets                           (35,951)              (30,778)                   52
NET ASSETS:
 Beginning of year                     203,614               269,570               308,621
                                    ----------            ----------            ----------
 End of year                          $167,663              $238,792              $308,673
                                    ==========            ==========            ==========

                                                          HARTFORD
                                    HARTFORD          U.S. GOVERNMENT         HARTFORD
                                      STOCK              SECURITIES             VALUE
                                    HLS FUND              HLS FUND            HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(92)              $(5,937)               $21
 Net realized gain (loss) on
  security transactions                (7,718)                  280                 24
 Net realized gain on
  distributions                            --                    --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          11,653                14,000                430
                                    ---------            ----------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,843                 8,343                475
                                    ---------            ----------            -------
UNIT TRANSACTIONS:
 Purchases                                 --                    --                 --
 Net transfers                           (192)              138,176                745
 Surrenders for benefit
  payments and fees                   (25,517)              (61,905)              (111)
 Net Annuity Transactions                  --                    --                 --
                                    ---------            ----------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (25,709)               76,271                634
                                    ---------            ----------            -------
 Net increase (decrease) in
  net assets                          (21,866)               84,614              1,109
NET ASSETS:
 Beginning of year                     30,591               370,001              2,200
                                    ---------            ----------            -------
 End of year                           $8,725              $454,615             $3,309
                                    =========            ==========            =======

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                      HARTFORD            HARTFORD
                                       VALUE               EQUITY
                                   OPPORTUNITIES           INCOME
                                      HLS FUND            HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(907)               $27
 Net realized gain (loss) on
  security transactions                 (18,079)                21
 Net realized gain on
  distributions                              --                 11
 Net unrealized appreciation
  (depreciation) of
  investments during the year           134,062                231
                                     ----------            -------
 Net increase (decrease) in
  net assets resulting from
  operations                            115,076                290
                                     ----------            -------
UNIT TRANSACTIONS:
 Purchases                                  306                 --
 Net transfers                          (49,639)               (30)
 Surrenders for benefit
  payments and fees                     (26,780)               (90)
 Net Annuity Transactions                  (277)                --
                                     ----------            -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (76,390)              (120)
                                     ----------            -------
 Net increase (decrease) in
  net assets                             38,686                170
NET ASSETS:
 Beginning of year                      287,914              1,805
                                     ----------            -------
 End of year                           $326,600             $1,975
                                     ==========            =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ING JPMORGAN
                                    EMERGING            ING GLOBAL            AIM V.I.
                                 MARKETS EQUITY          RESOURCES          GLOBAL HEALTH
                                    PORTFOLIO            PORTFOLIO            CARE FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
--------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $537                $(120)                $(63)
 Net realized gain (loss) on
  security transactions                   163               (8,992)                  93
 Net realized gain on
  distributions                            --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          27,137               33,188               18,383
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                           27,837               24,076               18,413
                                    ---------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                938                   --                   --
 Net transfers                         40,943              (14,700)                  --
 Surrenders for benefit
  payments and fees                       (38)                 (60)                (597)
 Net Annuity Transactions                  --                   --                   --
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    41,843              (14,760)                (597)
                                    ---------            ---------            ---------
 Net increase (decrease) in
  net assets                           69,680                9,316               17,816
NET ASSETS:
 Beginning of year                     24,092               74,761               68,377
                                    ---------            ---------            ---------
 End of year                          $93,772              $84,077              $86,193
                                    =========            =========            =========


                                     AIM V.I.            MFS(R) GROWTH         MFS(R) HIGH
                                  TECHNOLOGY FUND           SERIES            INCOME SERIES
                                    SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(90)                   $5                 $873
 Net realized gain (loss) on
  security transactions                   (617)               (2,483)                  10
 Net realized gain on
  distributions                             --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,713                 4,400                3,372
                                     ---------             ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             9,006                 1,922                4,255
                                     ---------             ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                  --                   625                   --
 Net transfers                              --                (8,062)                  --
 Surrenders for benefit
  payments and fees                     (2,256)                   (5)                  (9)
 Net Annuity Transactions                   --                    --                   --
                                     ---------             ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,256)               (7,442)                  (9)
                                     ---------             ---------            ---------
 Net increase (decrease) in
  net assets                             6,750                (5,520)               4,246
NET ASSETS:
 Beginning of year                      17,328                10,502                9,476
                                     ---------             ---------            ---------
 End of year                           $24,078                $4,982              $13,722
                                     =========             =========            =========

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

-------------------------------------------------------------------------------

                                                       NEUBERGER BERMAN
                                                           AMT SHORT
                                 MFS(R) STRATEGIC        DURATION BOND
                                   INCOME SERIES           PORTFOLIO
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,581                  $761
 Net realized gain (loss) on
  security transactions                   (155)               (2,050)
 Net realized gain on
  distributions                             --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            1,857                 2,747
                                     ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             3,283                 1,458
                                     ---------             ---------
UNIT TRANSACTIONS:
 Purchases                                  --                    --
 Net transfers                              --               (11,561)
 Surrenders for benefit
  payments and fees                     (9,425)                   (1)
 Net Annuity Transactions                   --                    --
                                     ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (9,425)              (11,562)
                                     ---------             ---------
 Net increase (decrease) in
  net assets                            (6,142)              (10,104)
NET ASSETS:
 Beginning of year                      15,390                20,999
                                     ---------             ---------
 End of year                            $9,248               $10,895
                                     =========             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                    PIONEER
                                  NEUBERGER BERMAN            PIONEER               GROWTH
                                    AMT PARTNERS             FUND VCT          OPPORTUNITIES VCT
                                      PORTFOLIO              PORTFOLIO             PORTFOLIO
                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $792                   $221                 $(189)
 Net realized gain (loss) on
  security transactions                     194                 (1,291)              (18,923)
 Net realized gain on
  distributions                           4,085                     --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             5,591                  4,420                33,192
                                      ---------              ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             10,662                  3,350                14,080
                                      ---------              ---------             ---------
UNIT TRANSACTIONS:
 Purchases                                   --                     --                    --
 Net transfers                           22,396                  3,152                    --
 Surrenders for benefit
  payments and fees                         (44)               (12,337)              (56,094)
 Net Annuity Transactions                    --                     --                    --
                                      ---------              ---------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      22,352                 (9,185)              (56,094)
                                      ---------              ---------             ---------
 Net increase (decrease) in
  net assets                             33,014                 (5,835)              (42,014)
NET ASSETS:
 Beginning of year                        9,736                 17,042                67,227
                                      ---------              ---------             ---------
 End of year                            $42,750                $11,207               $25,213
                                      =========              =========             =========


                                     VAN ECK              VAN ECK             WELLS FARGO
                                    WORLDWIDE          WORLDWIDE HARD        ADVANTAGE VT
                                    BOND FUND           ASSETS FUND         DISCOVERY FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $1,411                 $(207)               $(137)
 Net realized gain (loss) on
  security transactions                   (63)                3,728                  722
 Net realized gain on
  distributions                            --                   352                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             664                34,340               10,876
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            2,012                38,213               11,461
                                    ---------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                625                 1,406                   --
 Net transfers                        (19,856)               36,412               22,545
 Surrenders for benefit
  payments and fees                       (37)              (31,322)              (6,494)
 Net Annuity Transactions                  --                    --                   --
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (19,268)                6,496               16,051
                                    ---------            ----------            ---------
 Net increase (decrease) in
  net assets                          (17,256)               44,709               27,512
NET ASSETS:
 Beginning of year                     62,235                56,433               18,265
                                    ---------            ----------            ---------
 End of year                          $44,979              $101,142              $45,777
                                    =========            ==========            =========

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account A (the "Account") is a separate investment account within Union Security Life Insurance Company of New York (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The variable annuity contract owners of the Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

    The Account is comprised of the following Sub-Accounts: American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Core Equity Fund (formerly AIM V.I. Core Equity Fund), AllianceBernstein VPS Money Market Portfolio, AllianceBernstein VPS Large Cap Growth Portfolio, Federated Capital Appreciation Fund II (merged with Federated Clover Value Fund II), Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Capital Income Fund II, NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund), Hartford Advisers HLS Fund (merged with Hartford Global Advisers HLS Fund), Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund (merged with Hartford Fundamental Growth HLS Fund), Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund (merged with Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund), Hartford Small/Mid Cap Equity HLS Fund (formerly Hartford MidCap Growth HLS Fund), Hartford MidCap Value HLS Fund (merged with Hartford SmallCap Value HLS
    Fund), Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund (formerly Hartford Equity Income HLS Fund and merged with Hartford Value Opportunities HLS Fund), ING JPMorgan Emerging Markets Equity Portfolio, ING Global Resources Portfolio, Invesco V.I. Global Health Care Fund (formerly AIM V.I. Global Health Care Fund), Invesco V.I. Technology Fund (formerly AIM V.I. Technology Fund), MFS(R) Growth Series, *MFS(R) High Income Series, MFS(R) Strategic Income Series, Neuberger Berman AMT Short Duration Bond Portfolio, Neuberger Berman AMT Partners Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Van Eck VIP Global Bond Fund (formerly Van Eck Worldwide Bond Fund), Van Eck VIP Global Hard Assets Fund (formerly Van Eck Worldwide Hard Assets Fund), and Wells Fargo Advantage VT Discovery Fund. The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

* This Sub-Account was not funded as of December 31, 2010, as a result, it is not presented in the statements of assets and liabilities.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the last in, first out method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair

-------------------------------------------------------------------------------

       value measurements. Actual results could vary from the amounts derived from management's estimates.

       e) SUBSEQUENT EVENTS -- Management has evaluated events subsequent to December 31, 2010 and through the issuance date of the Account's financial statements, noting there are no subsequent events requiring accounting or disclosure.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to certain mortality tables. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

       g) FAIR VALUE MEASUREMENTS -- The Account's investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the closing net asset value as determined by the appropriate Fund, which in turn value their investment securities at fair value, as of December 31, 2010.

       For financial instruments that are carried at fair value a hierarchy is used to place the instruments into three broad levels (Level 1, 2 or 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       LEVEL 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open ended management investment companies ("mutual funds").

       LEVEL 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       LEVEL 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs as there is no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2010, the account invests in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Account.

       h) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2010. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.25% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions of a maximum rate of 3.5% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts average daily net assets may be assessed to partial withdrawals or surrenders. These charges are a redemption of units and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be charged against the Sub-Accounts average daily net assets each contract year. However, this fee is not applicable to contracts with values of $25,000 or more, as determined on the most recent contract anniversary. These expenses are deducted through a redemption of units and are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       d) ADMINISTRATIVE CHARGES -- The Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

                                                                                  PURCHASES    PROCEEDS
SUB-ACCOUNT                                                                        AT COST    FROM SALES
--------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                                                     $1,615     $66,462
American Century VP Capital Appreciation Fund                                          8,507       5,506
AllianceBernstein VPS International Growth Portfolio                                     796      11,078
Invesco V.I. Core Equity Fund*                                                           293       2,215
AllianceBernstein VPS Money Market Portfolio                                         103,700     191,403
AllianceBernstein VPS Large Cap Growth Portfolio                                         123       5,026
Federated Capital Appreciation Fund II*                                               19,606      31,896
Federated Fund for U.S. Government Securities II                                       5,869      42,404
Federated High Income Bond Fund II                                                       325       3,981
Federated Capital Income Fund II                                                         167          16
NVIT Developing Markets Fund*                                                         12,621      35,723
Hartford Advisers HLS Fund*                                                            9,918      57,620
Hartford Total Return Bond HLS Fund                                                   54,123      68,747
Hartford Capital Appreciation HLS Fund                                                 1,820      23,647
Hartford Dividend and Growth HLS Fund                                                 20,520      16,933
Hartford Global Growth HLS Fund                                                        2,172      40,281
Hartford Disciplined Equity HLS Fund                                                   9,074     183,851
Hartford Growth HLS Fund*                                                             25,817      26,008
Hartford Growth Opportunities HLS Fund                                                17,897     195,521
Hartford High Yield HLS Fund                                                           3,438      75,711
Hartford Index HLS Fund                                                               25,214     106,063
Hartford International Opportunities HLS Fund*                                        40,505      64,982
Hartford Small/Mid Cap Equity HLS Fund*                                                6,969      22,982
Hartford MidCap Value HLS Fund*                                                      244,800     272,506
Hartford Money Market HLS Fund                                                         2,202      65,590
Hartford SmallCap Growth HLS Fund                                                      1,233      55,149
Hartford Stock HLS Fund                                                                  521         864
Hartford U.S. Government Securities HLS Fund                                          46,055     193,405
Hartford Value HLS Fund*                                                             358,538     385,946
ING JPMorgan Emerging Markets Equity Portfolio                                        48,384      53,626
ING Global Resources Portfolio                                                        14,357         405
Invesco V.I. Global Health Care Fund*                                                     --      14,574
Invesco V.I. Technology Fund*                                                         20,177       3,859
MFS(R) Growth Series                                                                       5       2,385
MFS(R) High Income Series*                                                               277      14,046
MFS(R) Strategic Income Series                                                           443       1,618
Neuberger Berman AMT Short Duration Bond Portfolio                                    15,141      11,244
Neuberger Berman AMT Partners Portfolio                                               10,129      41,171
Pioneer Fund VCT Portfolio                                                               125       3,248
Pioneer Growth Opportunities VCT Portfolio                                                --       5,442
Van Eck VIP Global Bond Fund*                                                          7,609      11,488
Van Eck VIP Global Hard Assets Fund*                                                  16,096      12,962
Wells Fargo Advantage VT Discovery Fund                                               53,478      34,358

*   See parenthetical for this Sub-Account in Note 1.

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2010 were as follows:

                                                                                  UNITS          UNITS           NET INCREASE
SUB-ACCOUNT                                                                      ISSUED        REDEEMED           (DECREASE)
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                                                      --         3,456               (3,456)
American Century VP Capital Appreciation Fund                                         425           278                  147
AllianceBernstein VPS International Growth Portfolio                                   --         1,537               (1,537)
Invesco V.I. Core Equity Fund*                                                         --           113                 (113)
AllianceBernstein VPS Money Market Portfolio                                        7,196        13,200               (6,004)
AllianceBernstein VPS Large Cap Growth Portfolio                                       --           239                 (239)
Federated Capital Appreciation Fund II*                                             1,853         2,037                 (184)
Federated Fund for U.S. Government Securities II                                       --         2,198               (2,198)
Federated High Income Bond Fund II                                                     --           185                 (185)
Federated Capital Income Fund II                                                       --            --                   --
NVIT Developing Markets Fund*                                                         568         1,629               (1,061)
Hartford Advisers HLS Fund*                                                         1,666        15,032              (13,366)
Hartford Total Return Bond HLS Fund                                                12,779        20,866               (8,087)
Hartford Capital Appreciation HLS Fund                                                531        11,907              (11,376)
Hartford Dividend and Growth HLS Fund                                              13,754        11,557                2,197
Hartford Global Growth HLS Fund                                                        79         1,646               (1,567)
Hartford Disciplined Equity HLS Fund                                                  135         8,135               (8,000)
Hartford Growth HLS Fund*                                                          20,460        22,343               (1,883)
Hartford Growth Opportunities HLS Fund                                              3,216        29,007              (25,791)
Hartford High Yield HLS Fund                                                          114         4,047               (3,933)
Hartford Index HLS Fund                                                               720         5,580               (4,860)
Hartford International Opportunities HLS Fund*                                     17,457        38,298              (20,841)
Hartford Small/Mid Cap Equity HLS Fund*                                               440         1,516               (1,076)
Hartford MidCap Value HLS Fund*                                                    23,335        12,858               10,477
Hartford Money Market HLS Fund                                                        901        34,869              (33,968)
Hartford SmallCap Growth HLS Fund                                                      93         2,045               (1,952)
Hartford Stock HLS Fund                                                               337           571                 (234)
Hartford U.S. Government Securities HLS Fund                                        1,247         7,604               (6,357)
Hartford Value HLS Fund*                                                          288,843        47,088              241,755
ING JPMorgan Emerging Markets Equity Portfolio                                      2,361         3,371               (1,010)
ING Global Resources Portfolio                                                      1,118             4                1,114
Invesco V.I. Global Health Care Fund*                                                  --           630                 (630)
Invesco V.I. Technology Fund*                                                       1,355           255                1,100
MFS(R) Growth Series                                                                   --           107                 (107)
MFS(R) High Income Series*                                                             --           735                 (735)
MFS(R) Strategic Income Series                                                         --            84                  (84)
Neuberger Berman AMT Short Duration Bond Portfolio                                    965           750                  215
Neuberger Berman AMT Partners Portfolio                                               561         2,388               (1,827)
Pioneer Fund VCT Portfolio                                                             --           284                 (284)
Pioneer Growth Opportunities VCT Portfolio                                             --           267                 (267)
Van Eck VIP Global Bond Fund*                                                         296           585                 (289)
Van Eck VIP Global Hard Assets Fund*                                                  450           403                   47
Wells Fargo Advantage VT Discovery Fund                                             2,020         1,452                  568

*   See parenthetical for this Sub-Account in Note 1.

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2009 were as follows:

                                                                                UNITS           UNITS            NET INCREASE
SUB-ACCOUNT                                                                    ISSUED         REDEEMED            (DECREASE)
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                                                    --               1                   (1)
American Century VP Capital Appreciation Fund                                       137             436                 (299)
AllianceBernstein VPS International Growth Portfolio                              1,407          16,110              (14,703)
AIM V.I. Core Equity Fund                                                            --             797                 (797)
AllianceBernstein VPS Money Market Portfolio                                      3,969          18,665              (14,696)
AllianceBernstein VPS Large Cap Growth Portfolio                                     --           6,221               (6,221)
Federated Clover Value Fund II                                                       --           6,563               (6,563)
Federated Fund for U.S. Government Securities II                                  3,296           8,676               (5,380)
Federated High Income Bond Fund II                                                   --             277                 (277)
Federated Capital Income Fund II                                                     --               1                   (1)
Gartmore NVIT Developing Markets Fund                                               895           1,774                 (879)
Hartford Advisers HLS Fund                                                          966          25,596              (24,630)
Hartford Total Return Bond HLS Fund                                              17,458          49,958              (32,500)
Hartford Capital Appreciation HLS Fund                                               70           8,899               (8,829)
Hartford Dividend and Growth HLS Fund                                             1,951           6,407               (4,456)
Hartford Fundamental Growth HLS Fund                                                 --              --                   --
Hartford Global Advisers HLS Fund                                                    --              12                  (12)
Hartford Global Growth HLS Fund                                                      68           5,716               (5,648)
Hartford Disciplined Equity HLS Fund                                                482           9,273               (8,791)
Hartford Growth Opportunities HLS Fund                                          123,244          74,460               48,784
Hartford High Yield HLS Fund                                                        421           4,015               (3,594)
Hartford Index HLS Fund                                                           1,944          12,792              (10,848)
Hartford International Growth HLS Fund                                               --          10,484              (10,484)
Hartford International Small Company HLS Fund                                        63             290                 (227)
Hartford International Opportunities HLS Fund                                     4,654         107,638             (102,984)
Hartford MidCap Growth HLS Fund                                                     185           8,855               (8,670)
Hartford Money Market HLS Fund                                                   36,230          54,513              (18,283)
Hartford SmallCap Value HLS Fund                                                    332           5,194               (4,862)
Hartford SmallCap Growth HLS Fund                                                    89           4,489               (4,400)
Hartford Stock HLS Fund                                                           1,872          27,848              (25,976)
Hartford U.S. Government Securities HLS Fund                                      6,320           3,164                3,156
Hartford Value HLS Fund                                                             799             276                  523
Hartford Value Opportunities HLS Fund                                               222           4,482               (4,260)
Hartford Equity Income HLS Fund                                                      77             175                  (98)
ING JPMorgan Emerging Markets Equity Portfolio                                    4,440           1,162                3,278
ING Global Resources Portfolio                                                       27           1,648               (1,621)
AIM V.I. Global Health Care Fund                                                     --              34                  (34)
AIM V.I. Technology Fund                                                             --             245                 (245)
MFS(R) Growth Series                                                                 44             519                 (475)
MFS(R) High Income Series                                                            --             735                 (735)
MFS(R) Strategic Income Series                                                       --             550                 (550)
Neuberger Berman AMT Short Duration Bond Portfolio                                   --             885                 (885)
Neuberger Berman AMT Partners Portfolio                                           3,075           1,449                1,626
Pioneer Fund VCT Portfolio                                                          314           1,246                 (932)
Pioneer Growth Opportunities VCT Portfolio                                           --           3,794               (3,794)
Van Eck Worldwide Bond Fund                                                         591           1,652               (1,061)
Van Eck Worldwide Hard Assets Fund                                                1,664           1,262                  402
Wells Fargo Advantage VT Discovery Fund                                           1,245             318                  927

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for each Sub-Account that has outstanding units as of and for the year ended December 31, 2010.

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
AMERICAN CENTURY VP BALANCED FUND
 2010  Lowest contract charges          4,355    $20.926098           $91,141
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          7,811     18.829530           147,070
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          7,812     16.378654           127,943
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          7,813     20.651353           161,341
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          7,813     19.768804           154,462
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 2010  Lowest contract charges          1,429     22.139590            31,644
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,282     16.938963            21,722
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          1,581     12.413327            19,626
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          2,608     23.170263            60,432
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          2,129     15.963060            33,980
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
AMERICAN CENTURY VP BALANCED FUND
 2010  Lowest contract charges           0.45%           1.86%           11.13%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           5.26%           14.96%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           2.55%          (20.69)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           2.02%            4.46%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           2.00%            9.13%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
AMERICAN CENTURY VP CAPITAL
 APPRECIATION FUND
 2010  Lowest contract charges           0.45%             --            30.70%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.86%           36.46%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (46.43)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            45.15%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --            16.69%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2010  Lowest contract charges          4,241     $8.397856           $35,617
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          5,778      7.472171            43,176
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         20,481      5.377306           110,131
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         20,723     10.560071           218,835
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
INVESCO V.I. CORE EQUITY FUND +
 2010  Lowest contract charges          1,677     19.091985            32,020
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,790     17.505410            31,326
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          2,587     13.705837            35,462
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          2,589     19.707898            51,027
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          2,565     18.310558            46,975
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
ALLIANCEBERNSTEIN VPS MONEY MARKET
 PORTFOLIO
 2010  Lowest contract charges         16,493     14.372336           237,050
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         22,497     14.435723           324,754
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         37,193     14.476281           538,412
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         24,490     14.268875           349,643
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         25,992     13.735446           357,013
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH PORTFOLIO
 2010  Lowest contract charges           0.45%           2.22%           12.39%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           3.71%           38.96%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (49.08)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.11%             --             1.70%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
INVESCO V.I. CORE EQUITY FUND +
 2010  Lowest contract charges           0.45%           0.97%            9.06%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           1.80%           27.72%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           2.24%          (30.46)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           1.13%            7.63%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.31%           0.58%            8.96%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
ALLIANCEBERNSTEIN VPS MONEY MARKET
 PORTFOLIO
 2010  Lowest contract charges           0.45%           0.01%           (0.44)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.20%           (0.28)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           1.83%            1.45%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           4.29%            3.88%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           4.16%            3.74%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP
 GROWTH PORTFOLIO
 2010  Lowest contract charges          1,206    $22.293150           $26,877
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,445     20.339696            29,397
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          7,666     14.857367           113,892
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          8,084     24.734124           199,952
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          8,245     21.809920           179,831
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
FEDERATED CAPITAL APPRECIATION
 FUND II+
 2010  Lowest contract charges          1,462     11.256632            16,456
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES II
 2010  Lowest contract charges          5,593    $19.340782          $108,169
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          7,791     18.473467           143,923
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         13,171     17.638036           232,312
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         11,729     16.990614           199,283
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         13,437     16.057906           215,771
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP
 GROWTH PORTFOLIO
 2010  Lowest contract charges           0.45%           0.48%            9.60%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.09%           36.90%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (39.93)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            13.41%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --            (0.89)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
FEDERATED CAPITAL APPRECIATION
 FUND II+
 2010  Lowest contract charges           0.36%             --            12.57%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
FEDERATED FUND FOR U.S. GOVERNMENT
 SECURITIES II
 2010  Lowest contract charges           0.45%           4.73%            4.70%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           6.32%            4.74%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           4.62%            3.81%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           4.29%            5.81%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           3.93%            3.67%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
FEDERATED HIGH INCOME BOND FUND II
 2010  Lowest contract charges              1     23.752486                14
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges            186     20.796321             3,878
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges            463     13.667092             6,325
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges            463     18.550752             8,589
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges            477     18.016694             8,586
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
FEDERATED CAPITAL INCOME FUND II
 2010  Lowest contract charges            180    $17.203139            $3,100
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges            180     15.417668             2,781
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges            181     12.073238             2,180
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges            181     15.231899             2,752
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges            181     14.706866             2,660
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
NVIT DEVELOPING MARKETS FUND +
 2010  Lowest contract charges          1,239     23.680104            29,336
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          2,300     20.481238            47,109
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          3,179     12.681828            40,319
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          7,309     30.229761           220,942
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          7,287     21.159503           154,197
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
FEDERATED HIGH INCOME BOND FUND II
 2010  Lowest contract charges           0.45%          20.11%           14.22%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%          13.25%           52.16%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           9.39%          (26.33)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           7.73%            2.96%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%          11.52%           10.31%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
FEDERATED CAPITAL INCOME FUND II
 2010  Lowest contract charges           0.45%           5.77%           11.58%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           6.02%           27.70%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.44%           5.67%          (20.74)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.42%           4.90%            3.57%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.44%           7.24%           15.12%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
NVIT DEVELOPING MARKETS FUND +
 2010  Lowest contract charges           0.45%             --            15.62%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           1.19%           61.50%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.46%           0.68%          (58.05)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           0.46%           42.87%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           0.58%           33.97%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND +
 2010  Lowest contract charges         66,842      4.171390           278,826
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         78,708      3.770476           296,766
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges        103,338      2.933262           303,116
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges        146,815      4.349310           638,542
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges        174,896      4.134052           723,027
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2010  Lowest contract charges        110,958     $3.148795          $349,384
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges        119,045      2.968557           353,393
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges        151,545      2.616192           396,471
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges        218,431      2.870634           627,036
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges        270,498      2.779831           751,939
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2010  Lowest contract charges         51,379      2.220506           114,087
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         62,755      1.931883           121,235
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         71,584      1.344249            96,228
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         55,088      2.504468           137,966
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         89,072      2.172864           193,542
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD ADVISERS HLS FUND +
 2010  Lowest contract charges           1.35%           1.38%           10.63%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           2.11%           28.54%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.71%          (32.56)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           2.11%            5.21%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           2.21%            9.22%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD TOTAL RETURN BOND HLS
 FUND
 2010  Lowest contract charges           1.35%           4.17%            6.07%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           3.67%           13.47%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           5.54%           (8.86)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           4.95%            3.27%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           4.10%            3.40%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD CAPITAL APPRECIATION HLS
 FUND
 2010  Lowest contract charges           1.35%           0.72%           14.94%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.87%           43.72%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.21%          (46.33)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.12%           15.26%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           1.33%           15.05%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2010  Lowest contract charges         27,179      1.583610            43,041
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         24,982      1.417872            35,421
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         29,438      1.152703            33,932
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         33,308      1.729212            57,596
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         39,992      1.619055            64,750
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD GLOBAL GROWTH HLS FUND
 2010  Lowest contract charges          9,732    $25.315923          $246,379
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         11,299     22.459253           253,758
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         16,947     16.782807           284,423
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         22,276     35.782222           797,090
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         26,373     29.003230           764,894
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2010  Lowest contract charges         25,067     23.915929           599,503
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         33,067     21.255348           702,849
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         41,858     17.146553           717,728
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         52,703     27.706379         1,460,218
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         63,122     25.920241         1,636,125
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
 2010  Lowest contract charges           1.35%           2.26%           11.69%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           2.27%           23.00%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.18%          (33.34)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.34%           2.16%            6.80%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           1.92%           18.75%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD GLOBAL GROWTH HLS FUND
 2010  Lowest contract charges           1.35%           0.26%           12.72%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.66%           33.82%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.36%           0.58%          (53.10)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.05%           23.37%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           0.75%           12.61%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD DISCIPLINED EQUITY HLS
 FUND
 2010  Lowest contract charges           1.35%           1.20%           12.52%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           1.51%           23.96%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           1.08%          (38.11)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.99%            6.89%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           0.95%           10.94%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND +
 2010  Lowest contract charges         20,460      1.373007            28,092
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2010  Lowest contract charges        203,504     $6.986632        $1,421,803
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges        229,295      6.023480         1,381,158
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges        126,220      4.710695           594,584
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges        144,430      8.787808         1,269,225
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges        165,506      6.870140         1,137,052
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD HIGH YIELD HLS FUND
 2010  Lowest contract charges         10,703     19.577636           209,535
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         14,636     17.084545           250,046
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         18,230     11.509086           209,804
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         27,321     15.602381           426,267
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         31,070     15.385587           478,034
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD GROWTH HLS FUND +
 2010  Lowest contract charges           0.96%           0.03%           17.77%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
 2010  Lowest contract charges           1.35%           0.01%           15.99%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.75%           27.87%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           0.36%          (46.40)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.14%           27.91%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           0.73%           10.55%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD HIGH YIELD HLS FUND
 2010  Lowest contract charges           1.35%           0.62%           14.59%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           8.92%           48.44%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           9.07%          (26.24)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           7.36%            1.41%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%          14.09%            9.68%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2010  Lowest contract charges          3,962     18.856035            74,701
    Highest contract charges           35,898     19.232335           690,400
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          5,362     16.508695            88,517
    Highest contract charges           39,358     16.990222           668,698
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          8,761     13.145816           115,171
    Highest contract charges           46,807     13.651565           638,987
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         12,902     20.997695           270,907
    Highest contract charges           60,574     22.003199         1,332,811
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         15,262     20.049382           305,989
    Highest contract charges           72,705     21.199401         1,541,305
    Remaining contract charges             --            --                --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND +
 2010  Lowest contract charges        192,180     $2.324791          $446,779
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges        189,269      2.058194           389,552
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges        292,253      1.563162           456,838
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges        366,003      2.743483         1,004,123
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges        206,806      2.182253           451,303
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD SMALL/MID CAP EQUITY HLS
 FUND+
 2010  Lowest contract charges         11,138     15.766108           175,596
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         12,214     12.699657           155,109
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         20,884      8.705168           181,796
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         24,772     16.601697           411,256
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         35,677     15.071139           537,693
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD INDEX HLS FUND
 2010  Lowest contract charges           0.45%           1.67%           14.22%
    Highest contract charges             1.35%           1.69%           13.20%
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           1.41%           25.58%
    Highest contract charges             1.35%           2.00%           24.46%
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           2.17%          (37.39)%
    Highest contract charges             1.35%           1.93%          (37.96)%
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           1.53%            4.73%
    Highest contract charges             1.35%           1.54%            3.79%
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           1.71%           14.94%
    Highest contract charges             1.35%           1.58%           13.91%
    Remaining contract charges             --              --               --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND +
 2010  Lowest contract charges           1.35%           1.26%           12.95%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           1.84%           31.67%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.05%          (43.02)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           1.82%           25.72%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           2.59%           22.79%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD SMALL/MID CAP EQUITY HLS
 FUND+
 2010  Lowest contract charges           1.35%           0.68%           24.15%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.26%           45.89%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.36%           0.31%          (47.57)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.42%           10.16%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%             --            10.76%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND +
 2010  Lowest contract charges         21,689    $12.297216          $266,719
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD MONEY MARKET HLS FUND
 2010  Lowest contract charges         57,934      1.799898           104,275
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         91,902      1.824356           167,663
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges        110,185      1.847941           203,614
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         45,224      1.833941            82,938
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         56,226      1.771274            99,591
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD SMALLCAP GROWTH HLS FUND
 2010  Lowest contract charges         11,162     31.711301           353,973
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         13,114     23.537190           308,673
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         17,514     17.620975           308,621
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         24,478     28.542130           698,643
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         30,104     29.472834           887,256
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND +
 2010  Lowest contract charges           0.57%           0.59%           22.97%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD MONEY MARKET HLS FUND
 2010  Lowest contract charges           1.35%             --            (1.34)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.06%           (1.28)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.14%            0.76%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           4.80%            3.54%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.37%           4.61%            3.30%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD SMALLCAP GROWTH HLS FUND
 2010  Lowest contract charges           1.35%             --            34.73%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.09%           33.58%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           0.42%          (38.26)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.27%           (3.16)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           0.34%            5.42%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 2010  Lowest contract charges          6,434     $1.482096            $9,535
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          6,668      1.308548             8,725
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         32,644      0.937095            30,591
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         33,701      1.670234            56,289
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         56,435      1.598566            90,215
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2010  Lowest contract charges         12,220     25.059057           306,218
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges         18,577     24.471490           454,615
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges         15,421     23.993088           370,001
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges         19,712     24.476643           482,479
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         23,338     23.768555           554,710
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD STOCK HLS FUND
 2010  Lowest contract charges           1.35%           1.22%           13.26%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.36%           0.75%           39.64%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.08%          (43.89)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           0.90%            4.48%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           0.75%           13.12%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2010  Lowest contract charges           1.35%           4.47%            2.40%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           0.03%            1.99%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           7.91%           (1.98)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.35%           4.04%            2.98%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           3.21%            2.62%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND +
 2010  Lowest contract charges        261,615     $1.320005          $345,332
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          2,837      1.166772             3,309
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          2,314      0.950889             2,200
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          2,057      1.461127             3,005
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges         26,122      1.358964            35,500
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
ING JPMORGAN EMERGING MARKETS
 EQUITY PORTFOLIO
 2010  Lowest contract charges          4,843     19.238862            93,168
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          5,853     16.020683            93,772
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          2,575      9.355467            24,092
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          2,542     19.238770            48,910
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          2,549     13.922547            35,494
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
ING GLOBAL RESOURCES PORTFOLIO
 2010  Lowest contract charges          8,578     13.642147           117,025
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          7,464     11.265332            84,079
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          9,085      8.229019            74,761
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          9,683     14.010498           135,662
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
HARTFORD VALUE HLS FUND +
 2010  Lowest contract charges           1.35%           1.53%           13.13%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           1.35%           2.27%           22.70%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           1.35%           2.19%          (34.92)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           1.46%           1.27%            7.52%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           1.35%           2.09%           20.19%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
ING JPMORGAN EMERGING MARKETS
 EQUITY PORTFOLIO
 2010  Lowest contract charges           0.45%           0.56%           20.09%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           1.41%           71.24%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           2.81%          (51.37)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           1.44%           38.18%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           0.22%           35.57%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
ING GLOBAL RESOURCES PORTFOLIO
 2010  Lowest contract charges           0.45%           0.94%           21.10%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.29%           36.90%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           1.65%          (41.27)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.43%           0.02%           40.11%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE
 FUND+
 2010  Lowest contract charges          3,383    $22.512051           $76,154
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          4,013     21.476816            86,193
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          4,047     16.897448            68,377
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          4,520     23.779083           107,488
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          5,362     21.354693           114,502
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
INVESCO V.I. TECHNOLOGY FUND +
 2010  Lowest contract charges          3,016     15.173279            45,756
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,916     12.564866            24,078
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          2,161      8.018763            17,328
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          3,207     14.514379            46,553
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          3,722     13.537016            50,388
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
MFS(R) GROWTH SERIES
 2010  Lowest contract charges            144     22.776332             3,274
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges            251     19.836618             4,982
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges            726     14.473275            10,502
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges            251     23.230936             5,835
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges            310     19.258223             5,971
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE
 FUND+
 2010  Lowest contract charges           0.45%             --             4.82%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.37%           27.10%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (28.94)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            11.35%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --             4.76%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
INVESCO V.I. TECHNOLOGY FUND +
 2010  Lowest contract charges           0.45%             --            20.76%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%             --            56.69%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (44.75)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --             7.22%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --             9.99%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
MFS(R) GROWTH SERIES
 2010  Lowest contract charges           0.45%           0.11%           14.82%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.46%           0.52%           37.06%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           0.14%          (37.70)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            20.63%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --             7.41%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
MFS(R) STRATEGIC INCOME SERIES
 2010  Lowest contract charges            435    $19.527763            $8,493
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges            519     17.814954             9,248
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          1,069     14.402608            15,390
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          1,155     16.447182            18,990
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          1,255     15.933761            19,990
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
NEUBERGER BERMAN AMT SHORT
 DURATION BOND PORTFOLIO
 2010  Lowest contract charges            968     15.159439            14,673
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges            753     14.463430            10,895
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          1,638     12.820175            20,999
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          1,659     14.875593            24,672
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          1,661     14.262173            23,695
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
MFS(R) STRATEGIC INCOME SERIES
 2010  Lowest contract charges           0.45%           4.97%            9.61%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%          11.57%           23.69%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           6.28%          (12.43)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           4.79%            3.22%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           5.36%            6.19%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
NEUBERGER BERMAN AMT SHORT
 DURATION BOND PORTFOLIO
 2010  Lowest contract charges           0.45%           5.20%            4.81%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           7.59%           12.82%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           4.75%          (13.82)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           2.79%            4.30%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           2.91%            3.73%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
NEUBERGER BERMAN AMT PARTNERS
 PORTFOLIO
 2010  Lowest contract charges            689    $19.563912           $13,475
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          2,516     16.990397            42,750
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges            890     10.935177             9,736
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          1,835     23.073442            42,342
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          1,950     21.198371            41,347
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
PIONEER FUND VCT PORTFOLIO
 2010  Lowest contract charges            758     12.427931             9,418
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,042     10.759591            11,207
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          1,974      8.632715            17,042
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          1,975     13.192397            26,058
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          1,996     12.622213            25,188
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
NEUBERGER BERMAN AMT PARTNERS
 PORTFOLIO
 2010  Lowest contract charges           0.45%           0.28%           15.15%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           3.21%           55.37%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.46%           0.51%          (52.61)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           0.63%            8.85%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           0.76%           11.74%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
PIONEER FUND VCT PORTFOLIO
 2010  Lowest contract charges           0.45%           1.38%           15.51%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           1.90%           24.64%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           1.86%          (34.56)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           1.24%            4.52%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           1.33%           16.11%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
PIONEER GROWTH OPPORTUNITIES VCT
 PORTFOLIO
 2010  Lowest contract charges          1,070    $22.567845           $24,144
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          1,337     18.856765            25,213
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          5,131     13.102911            67,227
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          8,284     20.403279           169,023
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          8,433     21.317943           179,779
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
VAN ECK VIP GLOBAL BOND FUND +
 2010  Lowest contract charges          2,018     20.608677            41,588
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          2,307     19.493740            44,979
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          3,368     18.476518            62,235
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          2,202     17.913669            39,453
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          2,596     16.401695            42,583
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
PIONEER GROWTH OPPORTUNITIES VCT
 PORTFOLIO
 2010  Lowest contract charges           0.45%             --            19.68%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%             --            43.91%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (35.78)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            (4.29)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --             5.12%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
VAN ECK VIP GLOBAL BOND FUND +
 2010  Lowest contract charges           0.45%           4.20%            5.72%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           3.64%            5.51%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           7.72%            3.14%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           6.25%            9.22%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           4.74%            6.00%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

SEPARATE ACCOUNT A

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                   UNIT            CONTRACT
SUB-ACCOUNT                           UNITS    FAIR VALUE #     OWNERS' EQUITY
---------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS
 FUND+
 2010  Lowest contract charges          3,260    $40.504424          $132,042
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          3,213     31.482933           101,142
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          2,811     20.074644            56,433
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          4,785     37.429332           179,089
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          4,944     25.865846           127,890
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 2010  Lowest contract charges          2,663     29.479222            78,515
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2009  Lowest contract charges          2,095     21.847241            45,777
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2008  Lowest contract charges          1,168     15.641520            18,265
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2007  Lowest contract charges          1,169     28.236983            33,006
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --
 2006  Lowest contract charges          1,166     23.187850            27,029
    Highest contract charges               --            --                --
    Remaining contract charges             --            --                --

                                                     INVESTMENT
                                       EXPENSE         INCOME           TOTAL
SUB-ACCOUNT                            RATIO*         RATIO**         RETURN***
----------------------------------  ----------------------------------------------
VAN ECK VIP GLOBAL HARD ASSETS
 FUND+
 2010  Lowest contract charges           0.45%           0.36%           28.66%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%           0.21%           56.83%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%           0.29%          (46.37)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%           0.11%           44.71%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%           0.07%           23.93%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 2010  Lowest contract charges           0.45%             --            34.93%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2009  Lowest contract charges           0.45%             --            39.68%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2008  Lowest contract charges           0.45%             --           (44.61)%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2007  Lowest contract charges           0.45%             --            21.78%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --
 2006  Lowest contract charges           0.45%             --            14.13%
    Highest contract charges               --              --               --
    Remaining contract charges             --              --               --

   * This represents the non-annualized expense rate and considers only those expenses that are charged through a reduction of unit values which are presented within the accompanying Statements of Operations. The ratio is calculated by dividing the contract charges incurred by the average daily net assets of the respective contract for the period funded. Annualized expense rates are presented in the footnotes following this disclosure. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

  ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub- Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub- Account is affected by the timing of the declaration of dividends by the Fund in which the Sub- Accounts invest.

 *** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

   #  Rounded unit values

-------------------------------------------------------------------------------

   +  See parenthetical for this Sub-Account in Note 1.

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, and any Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense ranging from 0.45% to 1.25% of the Sub-Account's average daily net assets for mortality and expense risk charges undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense ranging from 0% to 0.10% of the Sub-Account's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be charged against the contract's value each contract year. However, this fee is not applicable to contracts with values of $25,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

            REPORT OF INDEPENDANT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York:

In our opinion, the accompanying balance sheets and the related statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of Union Security Life Insurance Company of New York (the "Company"), a direct wholly-owned subsidiary of Assurant, Inc. at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the accompanying financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than temporary impairment of debt securities on April 1, 2009.

PricewaterhouseCoopers LLP
New York, New York
April 28, 2011

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                         AT DECEMBER 31, 2010 AND 2009

                                   DECEMBER 31,                DECEMBER 31,
                                       2010                        2009
                                           (IN THOUSANDS EXCEPT PER
                                           SHARE AND SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
 Investments:
 Fixed maturity securities
  available for sale, at fair
  value (amortized cost --
  $118,003 in 2010 and
  $101,309 in 2009)                    $124,399                    $106,623
 Equity securities available
  for sale, at fair value
  (cost -- $7,607 in 2010 and
  $7,791 in 2009)                         7,802                       7,574
 Commercial mortgage loans on
  real estate, at amortized
  cost                                   26,268                      27,302
 Policy loans                               142                          78
 Short-term investments                     165                       3,891
 Other investments                        1,001                       1,432
                                    -----------                 -----------
            TOTAL INVESTMENTS           159,777                     146,900
                                    -----------                 -----------
 Cash and cash equivalents                1,921                       2,807
 Premiums and accounts
  receivable, net                         2,465                       3,287
 Reinsurance recoverables               142,403                     130,074
 Due from affiliates                        180                          --
 Accrued investment income                1,734                       1,585
 Deferred acquisition costs                 461                         595
 Deferred income taxes, net                  --                         363
 Goodwill                                   324                       1,114
 Other assets                                43                          48
 Assets held in separate
  accounts                               12,558                      12,821
                                    -----------                 -----------
                 TOTAL ASSETS          $321,866                    $299,594
                                    -----------                 -----------
LIABILITIES
 Future policy benefits and
  expenses                             $114,393                     $72,713
 Unearned premiums                        5,539                       9,391
 Claims and benefits payable            124,115                     131,243
 Commissions payable                      2,395                       2,098
 Reinsurance balances payable               293                         994
 Funds held under reinsurance                94                         104
 Deferred gain on disposal of
  businesses                              3,576                       3,244
 Accounts payable and other
  liabilities                             3,836                       3,733
 Due to affiliates                           --                       1,807
 Deferred income taxes, net                 450                          --
 Tax payable                                236                         765
 Liabilities related to
  separate accounts                      12,558                      12,821
                                    -----------                 -----------
            TOTAL LIABILITIES           267,485                     238,913
                                    -----------                 -----------
COMMITMENTS AND CONTINGENCIES
 (NOTE 16)
STOCKHOLDER'S EQUITY
 Common stock, par value $20
  per share, 100,000 shares
  authorized, issued, and
  outstanding                             2,000                       2,000
 Additional paid-in capital              43,006                      43,006
 Retained earnings                        4,983                      12,255
 Accumulated other
  comprehensive income                    4,392                       3,420
                                    -----------                 -----------
   TOTAL STOCKHOLDER'S EQUITY            54,381                      60,681
                                    -----------                 -----------
        TOTAL LIABILITIES AND
         STOCKHOLDER'S EQUITY          $321,866                    $299,594
                                    -----------                 -----------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                  YEARS ENDED DECEMBER 31,
                                            2010            2009            2008
                                                       (IN THOUSANDS)
----------------------------------------------------------------------------------------
REVENUES
 Net earned premiums and other
  considerations                            $38,641         $42,841         $64,853
 Net investment income                        7,891           8,161           8,810
 Net realized gains (losses) on
  investments, excluding
  other-than-temporary impairment losses         61            (415)           (979)
  Total other-than-temporary impairment
   losses                                      (124)           (376)         (5,094)
  Portion of loss (gain) recognized in
   other comprehensive income, before
   taxes                                         19             (35)             --
                                          ---------       ---------       ---------
 Net other-than-temporary impairment
  losses recognized in earnings                (105)           (411)         (5,094)
 Amortization of deferred gain on
  disposal of businesses                       (332)            424             744
 Fees and other income                          649             593              80
                                          ---------       ---------       ---------
                          TOTAL REVENUES     46,805          51,193          68,414
                                          ---------       ---------       ---------
BENEFITS, LOSSES AND EXPENSES
 Policyholder benefits                       20,445          25,993          39,627
 Amortization of deferred acquisition
  costs                                         831             986           1,444
 Underwriting, general and
  administrative expenses                    12,961          11,936          17,146
 Goodwill impairment                            790             924              --
                                          ---------       ---------       ---------
     TOTAL BENEFITS, LOSSES AND EXPENSES     35,027          39,839          58,217
                                          ---------       ---------       ---------
 Income before provision for income
  taxes                                      11,778          11,354          10,197
 Provision for income taxes                   4,050           3,916           3,815
                                          ---------       ---------       ---------
                              NET INCOME     $7,728          $7,438          $6,382
                                          ---------       ---------       ---------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                                                                               ACCUMULATED
                                                                                                  OTHER
                                                          ADDITIONAL                          COMPREHENSIVE
                                      COMMON                PAID-IN                           INCOME (LOSS)
                                       STOCK                CAPITAL           RETAINED
                                                                              EARNINGS                               TOTAL
                                                                        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2008               $2,000                $43,006             $6,903            $1,234            $53,143
 Dividends                                 --                     --             (4,303)               --             (4,303)
 Comprehensive income:
  Net income                               --                     --              6,382                --              6,382
  Other comprehensive income:
   Net change in unrealized
    gains on securities, net of
    taxes of $2,979                        --                     --                 --            (5,533)            (5,533)
                                                                                                                   ---------
   Total comprehensive income                                                                                            849
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2008      $ 2,000               $ 43,006            $ 8,982          $ (4,299)          $ 49,689
 Dividends                                 --                     --             (4,399)               --             (4,399)
 Cumulative effect of change in
  accounting principles (Note 2)           --                     --                234              (234)                --
 Comprehensive income:
  Net income                               --                     --              7,438                --              7,438
  Other comprehensive income:
   Net change in unrealized
    losses on securities, net of
    taxes of $(4,035)                      --                     --                 --             7,802              7,802
   Net change in
    other-than-temporary
    impairment gains recognized
    in other comprehensive
    income, net of taxes of
    $(81)                                                                                             151                151
                                                                                                                   ---------
  Total other comprehensive
   income                                                                                                              7,953
                                                                                                                   ---------
   Total comprehensive income                                                                                         15,391
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2009      $ 2,000               $ 43,006           $ 12,255           $ 3,420           $ 60,681
 Dividends                                 --                     --            (15,000)               --            (15,000)
 Comprehensive income:
  Net income                               --                     --              7,728                --              7,728
  Other comprehensive income:
   Net change in unrealized
    gains on securities, net of
    taxes of $(532)                        --                     --                 --               989                989
   Net change in
    other-than-temporary
    impairment losses recognized
    in other comprehensive
    income, net of taxes of $10                                                                       (17)               (17)
                                                                                                                   ---------
  Total other comprehensive
   income                                                                                                                972
                                                                                                                   ---------
   Total comprehensive income                                                                                          8,700
                                      -------              ---------          ---------          --------          ---------
      BALANCE, DECEMBER 31, 2010       $2,000                $43,006             $4,983            $4,392            $54,381
                                      -------              ---------          ---------          --------          ---------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENT OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                          YEARS ENDED DECEMBER 31,
                                    2010            2009            2008
                                               (IN THOUSANDS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                          $7,728          $7,438          $6,382
 Adjustments to reconcile net
  income to net cash provided by
  (used in) operating
  activities:
 Change in reinsurance
  recoverable                       (12,329)        (20,943)         (2,310)
 Change in premiums and accounts
  receivable                         (1,165)          1,076             409
 Change in deferred acquisition
  costs                                 134             328             114
 Change in accrued investment
  income                               (149)            (69)             30
 Change in insurance policy
  reserves and expenses              30,700           9,027           4,999
 Change in accounts payable and
  other liabilities                     103            (982)            151
 Change in commissions payable          297          (2,584)            257
 Change in reinsurance balances
  payable                              (701)            280            (647)
 Change in funds held under
  reinsurance                           (10)             36              (7)
 Amortization of deferred gain
  on disposal of businesses             332            (424)           (744)
 Change in income taxes                (238)          1,129           1,862
 Net realized losses on
  investments                            44             826           6,073
 Goodwill impairment                    790             924              --
 Other                                  141            (211)            (13)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY (USED IN)
            OPERATING ACTIVITIES     25,677          (4,149)         16,556
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Sales of:
 Fixed maturity securities
  available for sale                  8,619           9,666          19,499
 Equity securities available for
  sale                                  635             960           2,921
 Maturities, prepayments, and
  scheduled redemption of:
 Fixed maturity securities
  available for sale                  6,140           4,851           5,886
 Purchase of:
 Fixed maturity securities
  available for sale                (31,492)        (19,303)        (24,454)
 Equity securities available for
  sale                                 (446)           (603)         (5,263)
 Change in commercial mortgage
  loans on real estate                  888           1,094           2,350
 Change in short-term
  investments                         3,726           2,979          (6,282)
 Change in other invested assets        431             397             362
 Change in policy loans                 (64)             (5)             31
                                  ---------       ---------       ---------
  NET CASH (USED IN) PROVIDED BY
            INVESTING ACTIVITIES    (11,563)             36          (4,950)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Dividends paid                     (15,000)         (4,399)         (4,303)
                                  ---------       ---------       ---------
      NET CASH USED IN FINANCING
                      ACTIVITIES    (15,000)         (4,399)         (4,303)
                                  ---------       ---------       ---------
 Change in cash and cash
  equivalents                          (886)         (8,512)          7,303
 Cash and cash equivalents at
  beginning of period                 2,807          11,319           4,016
                                  ---------       ---------       ---------
 Cash and cash equivalents at
  end of period                      $1,921          $2,807         $11,319
                                  ---------       ---------       ---------
Supplemental information:
 Income taxes paid, net of
  refunds                            $4,289          $2,788          $1,952
                                  ---------       ---------       ---------

             SEE THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

1. Nature of Operations

Union Security Life Insurance Company of New York (the "Company") is a provider of life and health insurance products including group disability insurance, group dental insurance, group life insurance and credit insurance. The Company is a wholly-owned subsidiary of Assurant, Inc. (the "Parent"). The Parent's common stock is traded on the New York Stock Exchange under the symbol AIZ.

The Company is domiciled in New York and is qualified to sell life, health and annuity insurance in the state of New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts and number of securities in an unrealized loss position.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company's balance sheet affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs ("DAC"), deferred income taxes and associated valuation allowances, goodwill, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates reported. The Company believes the amounts reported are reasonable and adequate.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available-for-sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.

RECLASSIFICATIONS

Certain prior period amounts have been reclassified to conform to the 2010 presentation.

FAIR VALUE

The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.

INVESTMENTS

Fixed maturity and equity securities are classified as available-for-sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the purchase cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses, less deferred income taxes, are included in accumulated other comprehensive income (loss) ("AOCI").

Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management's analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan's facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment ("OTTI") losses.

The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.

Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost, which approximates fair value.

Other investments consist primarily of investments in certified capital companies ("CAPCOs"). The Company's CAPCOs consist of debt instruments that are recorded at amortized cost, which approximates fair value.

The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. In addition, securities, aggregated by issuer, whose market price is equal to 80% or less of their original purchase price or which had a discrete credit event resulting in the debtor defaulting or seeking bankruptcy protection are added to a potential write-down list, which is discussed at quarterly meetings attended by members of the Company's investment, accounting and finance departments. See Note 3 for further information.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

Investment income is recorded as earned net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.

The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances do exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable.

UNCOLLECTIBLE RECEIVABLE BALANCE

The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.

REINSURANCE

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company's primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds substantial collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements.

Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement.

Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

DEFERRED ACQUISITION COSTS

The costs of acquiring new business that vary with and are primarily related to the production of new business are deferred to the extent that such costs are deemed recoverable from future premiums or gross profits. Acquisition costs primarily consist of commissions, policy issuance expenses, premium taxes and certain direct marketing expenses.

Premium deficiency testing is performed annually and generally reviewed quarterly. Such testing involves the use of best estimate assumptions including the anticipation of investment income to determine if anticipated future policy premiums are adequate to recover all DAC and related claims, benefits and expenses. To the extent a premium deficiency exists, it is recognized immediately by a charge to the statement of operations and a corresponding reduction in DAC. If the premium deficiency is greater than unamortized DAC, a liability will be accrued for the excess deficiency.

Acquisition costs relating to monthly pay credit insurance business consist mainly of direct marketing costs and are deferred and amortized over the estimated average terms and balances of the underlying contracts.

Acquisition costs relating to group term life, group disability and group dental consist primarily of compensation to sales representatives. These acquisition costs are front-end loaded; thus, they are deferred and amortized over the estimated terms of the underlying contracts.

GOODWILL

Goodwill represents the excess of acquisition costs over the net fair value of identifiable assets acquired and liabilities assumed in a business combination. Goodwill is deemed to have an indefinite life and is not amortized, but rather is tested at least annually for impairment. The Company reviews goodwill annually in the fourth quarter for impairment, or more frequently if indicators of impairment exist. The Company regularly assesses whether any indicators of impairment exist. Such indicators include, but are not limited to: a significant decline in expected future cash flows due to changes in company-specific factors or the broader business climate. The evaluation of such factors requires considerable management judgment.

The goodwill impairment test has two steps. The Company first compares its estimated fair value with its net book value ("Step 1"). If the estimated fair value exceeds its net book value, goodwill is deemed not to be impaired, and no further testing is necessary. If the net book value exceeds its estimated fair value, the Company would perform a second test to measure the amount of impairment if any. To determine the amount of any impairment, the Company would determine the implied fair value of goodwill in the same manner as if the Company were being acquired in a business combination ("Step 2"). Specifically, the Company would determine the fair value of all of the assets and liabilities, including any unrecognized intangible assets, in a hypothetical calculation that would yield the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, the Company would record an impairment charge for the difference.

In the fourth quarters of 2010 and 2009, the Company conducted its annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that the net book value of its goodwill exceeded its estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded a $790 impairment charge. During 2009, the Company concluded that the net book value of its goodwill exceeded its estimated fair value and recorded a $924 impairment charge after performing a Step 2 test. See Notes 4 and 13 for further information.

OTHER ASSETS

Other assets primarily include prepaid items and intangible assets. Other intangible assets that have finite lives, including but not limited to customer relationships, are amortized over their estimated useful lives. Other intangible assets deemed to have indefinite useful lives, primarily certain state licenses, are not amortized and are subject to at least annual impairment tests. Impairment exists if the carrying amount of the indefinite-lived intangible asset exceeds its fair value. For other intangible assets with finite lives, impairment is recognized if the carrying amount is not recoverable and exceeds the fair value of the intangible asset. Generally other intangible assets with finite lives are only tested for impairment if there are indicators ("triggers") of impairment identified. Triggers include, but are not limited to, a significant adverse change in the extent, manner or length of time in which the other intangible asset is being used or a significant adverse change in legal factors or in the business climate that could affect the value of the other intangible asset. In certain cases, the Company does perform an annual impairment test for other intangible assets with finite lives even if there are no triggers present. There were no impairments of finite-lived or indefinite-lived intangible assets in either 2010 or 2009.

SEPARATE ACCOUNTS

Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the accounts are administered by reinsurers.

Prior to April 2, 2001, Fortis Financial Group ("FFG") had issued variable insurance products registered as securities under the Securities Act of 1933, as amended. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG have been 100% reinsured with The Hartford Financial Services Group, Inc. and certain of its subsidiaries ("The Hartford").

RESERVES

Reserves are established in accordance with GAAP, using generally accepted actuarial methods. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Such assumptions and other factors include trends, the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges. The process used in computing reserves cannot be exact, since actual claim costs are dependent upon such complex factors as inflation, changes in doctrines of legal liabilities and damage awards. The methods of making such estimates and establishing the related liabilities are periodically reviewed and updated.

Reserves do not represent an exact calculation of exposure, but instead represent our best estimates of what we expect the ultimate settlement and administration of a claim or group of claims will cost based on facts and circumstances known at the time of calculation. The adequacy of reserves will be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, changes in the social perception of the value of work, emerging medical perceptions regarding physiological or psychological causes of disability, emerging health issues and new methods of treatment or accommodation, inflation, judicial trends, legislative changes and claims handling procedures.

Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations of the period in which such estimates are updated. Because establishment of reserves is an inherently uncertain process involving estimates of future losses, there can be no certainty that ultimate losses will not exceed existing claims reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made. However, based on information currently available we believe our reserve estimates are adequate.

Long Duration Contracts

The Company's long duration contracts include traditional life insurance policies no longer offered and policies disposed of via reinsurance (FFG and long-term care contracts).

Risks related to the reserves recorded for all long duration have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.

Short Duration Contracts

The Company's short duration contracts include group term life contracts, group disability contracts, medical contracts, dental contracts, and credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.

For group disability, the case reserves and the IBNR reserves are recorded at an amount equal to the net present value of the expected future claims payments. Group long-term disability and group term life waiver of premiums reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is reviewed quarterly by taking into consideration actual and expected earned rates on our asset portfolio. Group long-term disability and group term life reserve adequacy studies are performed annually, and morbidity and mortality assumptions are adjusted where appropriate.

Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.

DEFERRED GAIN ON DISPOSAL OF BUSINESSES

The Company recorded a deferred gain on disposal of businesses utilizing reinsurance. On March 1, 2000, the Parent sold its long-term care ("LTC") business using a coinsurance contract. On April 2, 2001, the Parent sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of sales did not discharge the Company's primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts' terms. The Company reviews and evaluates the estimates affecting the deferred gain on disposal of businesses annually or when significant information affecting the estimates becomes known to the Company, and adjusts the revenue accordingly. In 2010, the Company re-established $785 of FFG deferred gain based on its annual review.

PREMIUMS

Long Duration Contracts

Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.

Short Duration Contracts

The Company's short duration contracts are those on which the Company recognizes revenue on a pro-rata basis over the contract term. The Company's short duration contracts primarily include group term life, group disability, dental, and credit life and disability.

TOTAL OTHER-THAN-TEMPORARY IMPAIRMENT LOSSES

For debt securities with credit losses and non-credit losses or gains, total other-than-temporary impairment losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell, for equity securities that have an OTTI or for debt securities if there are only credit losses, total other-than-temporary impairment losses is the total amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

FEES AND OTHER INCOME

The Company derives fees and other income primarily from providing administrative services. These fees are recognized monthly when services are performed.

UNDERWRITING, GENERAL AND ADMINISTRATIVE EXPENSES

Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.

LEASES

The Company records expenses for operating leases on a straight-line basis over the lease term.

CONTINGENCIES

The Company follows the guidance on contingencies, which requires the Company to evaluate each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are adequate and reasonable.

RECENT ACCOUNTING PRONOUNCEMENTS -- ADOPTED

On January 1, 2010, the Company adopted the new guidance on the accounting for a variable interest entity ("VIE"). This new guidance amends the consolidation guidance applicable to VIEs to require a qualitative assessment in the determination of the primary beneficiary of the VIE, to require an ongoing reconsideration of the primary beneficiary, to amend the events that trigger a reassessment of whether an entity is a VIE and to change the consideration of kick-out rights in determining if an entity is a VIE. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On July 1, 2009, the Company adopted the new guidance that establishes a single source of authoritative accounting and reporting guidance recognized by the FASB for nongovernmental entities (the "Codification"). The Codification does not change current GAAP, but is intended to simplify user access to all authoritative GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered non-authoritative. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations. References to accounting guidance contained in the Company's financial statements and disclosures have been updated to reflect terminology consistent with the Codification. Plain English references to the accounting guidance have been made along with references to the ASC topic number and name.

On October 1, 2009, the Company adopted the new guidance on measuring the fair value of liabilities. When the quoted price in an active market for an identical liability is not available, this new guidance requires that either the quoted price of the identical or similar liability when traded as an asset or another valuation technique that is consistent with the fair value measurements and disclosures guidance be used to fair value the liability. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On April 1, 2009, the Company adopted the new OTTI guidance. This new guidance amends the previous guidance for debt securities and modifies the presentation and disclosure requirements for debt and equity securities. In addition, it amends the requirement for an entity to positively assert the intent and ability to hold a debt security to recovery to determine whether an OTTI exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery of its amortized cost basis. Additionally, this new guidance modifies the presentation of certain OTTI debt securities to only present the impairment loss within the results of operations that represents the credit loss associated with the OTTI with the remaining impairment loss being presented within other comprehensive income (loss) ("OCI"). At adoption, the Company recorded a cumulative effect adjustment to reclassify the non-credit component of previously recognized OTTI securities which resulted in an increase of $234 (after-tax) in retained earnings and a decrease of $234 (after-tax) in AOCI. See Note 3 for further information.

On April 1, 2009, the Company adopted the new guidance on determining fair value in illiquid markets. This new guidance clarifies how to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. This new guidance also clarifies how to identify circumstances indicating that a transaction is not orderly. Under this new guidance, significant decreases in the volume and level of activity of an asset or liability, in relation to normal market activity, requires further evaluation of transactions or quoted prices and exercise of significant judgment in arriving at fair values. This new guidance also requires additional interim and annual disclosures. The adoption of this new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company adopted the revised business combinations guidance. The revised guidance retains the fundamental requirements of the previous guidance in that the acquisition method of accounting be used for all business combinations, that an acquirer be identified for each business combination and for goodwill to be recognized and measured as a residual. The revised guidance expands the definition of transactions and events that qualify as business combinations to all transactions and other events in which one entity obtains control over one or more other businesses. The revised guidance broadens the fair value measurement and recognition of assets acquired, liabilities assumed and interests transferred as a result of business combinations. It also increases the disclosure requirements for business combinations in the financial statements. The adoption of the revised guidance did not have an impact on the Company's financial position or results of operations. However, should the Company enter into a business combination in 2010 or beyond, our financial position or results of operations could incur a significantly different impact than had it recorded the acquisition under the previous business combinations guidance. Earnings volatility could result, depending on the terms of the acquisition.

On January 1, 2009, the Company adopted the new consolidations guidance. The new guidance requires that a noncontrolling interest in a subsidiary be separately reported within equity and the amount of consolidated net income attributable to the noncontrolling interest be presented in the statement of operations. The new guidance also calls for consistency in reporting changes in the Parent's ownership interest in a subsidiary and necessitates fair value measurement of any noncontrolling equity investment retained in a deconsolidation. The adoption of the new guidance did not have an impact on the Company's financial position or results of operations.

On January 1, 2009, the Company applied the fair value measurements and disclosures guidance for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The application of this guidance for those assets and liabilities did not have an impact on the Company's financial position or results of operations. TheCompany's non-financial assets measured at fair value on a non-recurring basis include goodwill and intangible assets. In a businesscombination, the non-financial assets and liabilities of the acquired company would be measured at fair value in accordance with the fair valuemeasurements and disclosures guidance. The requirements of this guidance include using an exit price based on an orderly transaction betweenmarket participants at the measurement date assuming the highest and best use of the asset by market participants. To perform a market valuation, the Company is required to use a market, income or cost approach valuation technique(s). The Company performs its annual impairment analyses of goodwill and indefinite-lived intangible assets in the fourth quarter, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If Step 1 of the impairment test indicates that the net book value of the reporting unit is greater than the estimated fair value, then Step 2 test is required. Step 2 requires that the Company measure the fair value of goodwill of the reporting unit. As mentioned above, the application of this guidance which wasused to measure the fair value of goodwill in Step 2 of the goodwill impairment test did not have an impact on the Company'sfinancial position or results of operations.

On January 1, 2008, the Company adopted the fair value measurements and disclosures guidance. This guidance defined fair value, addressed how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP and expanded disclosures about fair value measurements. This guidance was applied prospectively for financial assets and liabilities measured on a recurring basis as of January 1, 2008. The adoption of this guidance did not have an impact on the Company's financial position or results of operations. See Note 4 for further information.

RECENT ACCOUNTING PRONOUNCEMENTS -- NOT YET ADOPTED

In October 2010, the FASB issued amendments to existing guidance on accounting for costs associated with acquiring or renewing insurance contracts. The amendments modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. Under this amended guidance, acquisition costs are defined as costs that are related directly to the successful acquisition of new or renewal insurance contracts. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Therefore, the Company is required to adopt this guidance on January 1, 2012. Prospective application as of the date of adoption is required; however retrospective application to all prior periods presented upon the date of adoption is also permitted, but not required. Early adoption is permitted, but only at the beginning of an entity's annual reporting period. The Company is currently evaluating the requirements of the amendments and the potential impact, if any, on the Company's financial position and results of operations.

3. INVESTMENTS

The following tables show the cost or amortized cost, gross unrealized gains and losses and fair value and OTTI of our fixed maturity and equity securities as of the dates indicated:

                                                                   DECEMBER 31, 2010
                                               COST OR                    GROSS                     GROSS
                                              AMORTIZED                 UNREALIZED               UNREALIZED
                                                COST                      GAINS                    LOSSES
----------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $980                     $128                      $ --
 States, municipalities and political
  subdivisions                                    23,486                    1,546                       (60)
 Foreign governments                                 758                      104                        --
 Asset-backed                                        100                        5                        --
 Commercial mortgage-backed                        4,816                      100                        --
 Residential mortgage-backed                       7,088                      374                      (212)
 Corporate                                        80,775                    5,556                    (1,145)
                                             -----------                 --------                 ---------
       TOTAL FIXED MATURITY SECURITIES          $118,003                   $7,813                   $(1,417)
                                             -----------                 --------                 ---------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,607                     $555                     $(360)
                                             -----------                 --------                 ---------

                                                  DECEMBER 31, 2010

                                                                   OTTI IN
                                             FAIR VALUE             AOCI
--------------------------------------  --------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities             $1,108             $ --
 States, municipalities and political
  subdivisions                                    24,972               --
 Foreign governments                                 862               --
 Asset-backed                                        105               --
 Commercial mortgage-backed                        4,916               --
 Residential mortgage-backed                       7,250              (43)
 Corporate                                        85,186                6
                                             -----------            -----
       TOTAL FIXED MATURITY SECURITIES          $124,399             $(37)
                                             -----------            -----
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,802             $ --
                                             -----------            -----

                                                                  DECEMBER 31, 2009
                                               COST OR                    GROSS                    GROSS
                                              AMORTIZED                 UNREALIZED              UNREALIZED
                                                COST                      GAINS                   LOSSES
--------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $452                      $87                    $ --
 States, municipalities and political
  subdivisions                                    23,975                    1,537                      (9)
 Foreign governments                                 760                       85                      --
 Asset-backed                                        144                        6                      --
 Commercial mortgage-backed                        4,905                       97                      (1)
 Residential mortgage-backed                       6,796                      368                     (22)
 Corporate                                        64,277                    3,768                    (602)
                                             -----------                 --------                 -------
       TOTAL FIXED MATURITY SECURITIES          $101,309                   $5,948                   $(634)
                                             -----------                 --------                 -------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,791                     $358                   $(575)
                                             -----------                 --------                 -------

                                                  DECEMBER 31, 2009

                                                                   OTTI IN
                                             FAIR VALUE           AOCI (1)
--------------------------------------  --------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and
  government agencies and authorities               $539             $ --
 States, municipalities and political
  subdivisions                                    25,503               --
 Foreign governments                                 845               --
 Asset-backed                                        150               --
 Commercial mortgage-backed                        5,001               --
 Residential mortgage-backed                       7,142              (22)
 Corporate                                        67,443               12
                                             -----------            -----
       TOTAL FIXED MATURITY SECURITIES          $106,623             $(10)
                                             -----------            -----
EQUITY SECURITIES:
 Non-redeemable preferred stocks                  $7,574             $ --
                                             -----------            -----

(1) Represents the amount of other-than-temporary impairment (losses) gains in AOCI, which, from April 1, 2009, were not included in earnings under the new OTTI guidance for debt securities.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2010 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 COST OR
                                                AMORTIZED           FAIR
                                                  COST              VALUE
----------------------------------------------------------------------------
Due in one year or less                             $4,569            $4,683
Due after one year through five years               19,756            21,280
Due after five years through ten years              44,464            45,667
Due after ten years                                 37,210            40,498
                                               -----------       -----------
                                   TOTAL           105,999           112,128
Asset-backed                                           100               105
Commercial mortgage-backed                           4,816             4,916
Residential mortgage-backed                          7,088             7,250
                                               -----------       -----------
                                   TOTAL          $118,003          $124,399
                                               -----------       -----------

Major categories of net investment income were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            2010           2009           2008
-------------------------------------------------------------------------------------
Fixed maturity securities                   $5,868         $6,012         $6,199
Equity securities                              543            590            578
Commercial mortgage loans on real estate     1,585          1,628          1,908
Policy loans                                    17              6              7
Short-term investments                          10             51            106
Other investments                              101            138            171
Cash and cash equivalents                        2             39            134
                                          --------       --------       --------
                 TOTAL INVESTMENT INCOME     8,126          8,464          9,103
Investment expenses                           (235)          (303)          (293)
                                          --------       --------       --------
                   NET INVESTMENT INCOME    $7,891         $8,161         $8,810
                                          --------       --------       --------

No material investments of the Company were non-income producing for the years ended December 31, 2010, 2009, and 2008.

The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

                                             FOR THE YEARS ENDED DECEMBER 31,
                                           2010           2009            2008
---------------------------------------------------------------------------------
Proceeds from sales                        $9,254         $10,626         $22,418
Gross realized gains                          250             218             776
Gross realized losses                          42             381           1,737

For securities sold at a loss during 2010, the average period of time these securities were trading continuously at a price below book value was approximately 40 months.

The following table sets forth the net realized losses, including other-than-temporary impairments, recognized in the statement of operations as follows:

                                                YEARS ENDED DECEMBER 31,
                                           2010          2009           2008
------------------------------------------------------------------------------------
Net realized gains (losses) related to
 sales and other:
 Fixed maturity securities                   $196         $(161)          $(259)
 Equity securities                             12            (2)           (686)
 Commercial mortgage loans on real
  estate                                     (147)         (252)            (34)
                                          -------       -------       ---------
       TOTAL NET REALIZED GAINS (LOSSES)
                        RELATED TO SALES       61          (415)           (979)
Net realized losses related to
 other-than-temporary impairments:
 Fixed maturity securities                    (98)         (388)         (2,982)
 Equity securities                             (7)          (23)         (2,112)
                                          -------       -------       ---------
    TOTAL NET REALIZED LOSSES RELATED TO
        OTHER-THAN-TEMPORARY IMPAIRMENTS     (105)         (411)         (5,094)
                                          -------       -------       ---------
               TOTAL NET REALIZED LOSSES     $(44)        $(826)        $(6,073)
                                          -------       -------       ---------

OTHER-THAN-TEMPORARY IMPAIRMENTS

Adoption of the OTTI Guidance

On April 1, 2009, the Company adopted the OTTI guidance which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Prior to April 1, 2009, the Company was required to determine whether it had the intent and ability to hold the investment for a sufficient period of time for the value to recover. When the analysis of the above factors resulted in the Company's conclusion that declines in market values were other-than-temporary, the cost of the securities was written down to market value and the reduction in value was reflected as a realized loss in the statement of operations. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit, factors (E.G., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI were recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.

The OTTI guidance required that the Company record, as of April 1, 2009, the date of adoption, a cumulative effect adjustment to reclassify the noncredit component of a previously recognized OTTI from retained earnings to other comprehensive income. For purposes of calculating the cumulative effect adjustment, the Company reviewed OTTI it had recorded through realized losses on securities held at March 31, 2009, which were $2,730, and estimated the portion related to credit losses (I.E., where the present value of cash flows expected to be collected are lower than the amortized cost basis of the security) and the portion related to all other factors. The Company determined that $2,357 of the OTTI previously recorded related to specific credit losses and $373 related to all other factors. Under the new OTTI guidance, the Company increased the amortized cost basis of these debt securities by $360 and recorded a cumulative effect adjustment, net of tax, in its shareholder's equity section. The cumulative effect adjustment had no effect on total shareholder's equity as it increased retained earnings and reduced accumulated other comprehensive income.

For the twelve months ended December 31, 2010 and 2009, the Company recorded $124 and $376, respectively, of OTTI, of which $105 and $411 was related to credit losses and recorded as net OTTI losses recognized in earnings, with the remaining amounts of $19 and $(35), respectively, related to all other factors and was recorded as an unrealized loss (gain) component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2010
--------------------------------------------------------------------------------
Balance, beginning of year                                        $1,827
 Reductions for securities which the amount previously
  recognized in other comprehensive income was
  recognized in earnings because the entity intends to
  sell the security                                                   (9)
 Reductions for increases in cash flows expected to be
  collected that are recognized over the remaining
  life of the security                                                (5)
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                            (174)
                                                                --------
                                  BALANCE, END OF YEAR            $1,639
                                                                --------

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2009
--------------------------------------------------------------------------------
Balance, beginning of year                                          $ --
 Credit losses remaining in retained earnings related
  to the adoption of OTTI guidance effective April 1,
  2009                                                             2,357
 Additions for credit loss impairments recognized in
  the current period on securities not previously
  impaired                                                            22
 Additions for credit loss impairments recognized in
  the current period on securities previously impaired               158
 Reductions for credit loss impairments previously
  recognized on securities which matured, paid down,
  prepaid or were sold during the period                            (710)
                                                                --------
                                  BALANCE, END OF YEAR            $1,827
                                                                --------

We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the Balance Sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.

The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.

In periods subsequent to the recognition of an other-than-temporary impairment, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

Realized gains and losses on sales of investments are recognized on the specific identification basis.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2010 and 2009 were as follows:

                                                                 DECEMBER 31, 2010
                                           LESS THAN 12 MONTHS                    12 MONTHS OR MORE
                                      FAIR             UNREALIZED            FAIR            UNREALIZED
                                     VALUE               LOSSES              VALUE             LOSSES
---------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions              $1,557                $(60)              $ --              $ --
 Residential mortgage-backed           2,178                (212)                --                --
 Corporate                            23,730              (1,096)               706               (49)
                                    --------            --------            -------            ------
   TOTAL FIXED MATURITY SECURITIES   $27,465             $(1,368)              $706              $(49)
                                    --------            --------            -------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks        $799                $(28)            $2,048             $(332)
                                    --------            --------            -------            ------

                                            DECEMBER 31, 2010
                                                  TOTAL
                                      FAIR             UNREALIZED
                                     VALUE               LOSSES
----------------------------------  ---------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions              $1,557                $(60)
 Residential mortgage-backed           2,178                (212)
 Corporate                            24,436              (1,145)
                                    --------            --------
   TOTAL FIXED MATURITY SECURITIES   $28,171             $(1,417)
                                    --------            --------
EQUITY SECURITIES:
 Non-redeemable preferred stocks      $2,847               $(360)
                                    --------            --------

                                                               DECEMBER 31, 2009
                                         LESS THAN 12 MONTHS                   12 MONTHS OR MORE
                                     FAIR            UNREALIZED           FAIR            UNREALIZED
                                     VALUE             LOSSES             VALUE             LOSSES
------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions               $543               $(9)              $ --              $ --
 Commercial mortgage-backed             250                (1)                --                --
 Residential mortgage-backed            165               (22)                --                --
 Corporate                            3,923               (75)             6,277              (527)
                                    -------            ------            -------            ------
   TOTAL FIXED MATURITY SECURITIES   $4,881             $(107)            $6,277             $(527)
                                    -------            ------            -------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks       $ --              $ --             $2,602             $(575)
                                    -------            ------            -------            ------

                                           DECEMBER 31, 2009
                                                 TOTAL
                                      FAIR            UNREALIZED
                                     VALUE              LOSSES
----------------------------------  -------------------------------
FIXED MATURITY SECURITIES:
 States, municipalities and
  political subdivisions                $543               $(9)
 Commercial mortgage-backed              250                (1)
 Residential mortgage-backed             165               (22)
 Corporate                            10,200              (602)
                                    --------            ------
   TOTAL FIXED MATURITY SECURITIES   $11,158             $(634)
                                    --------            ------
EQUITY SECURITIES:
 Non-redeemable preferred stocks      $2,602             $(575)
                                    --------            ------

Total gross unrealized losses represent less than 6% and 9% of the aggregate fair value of the related securities at December 31, 2010 and 2009, respectively. Approximately 79% and 9% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2010 and 2009, respectively. The total gross unrealized losses are comprised of 82 and 88 individual securities at December 31, 2010 and 2009, respectively. In accordance with its policy described above, the Company concluded that for these securities an adjustment to its results of operations for other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2010, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in non-redeemable preferred stocks and in the industrial, financial, and energy industries of the Company's corporate fixed maturity securities. For these concentrations, gross unrealized losses of twelve months or more were $371, or 97%, of the total. The gross unrealized losses are primarily attributable to widening credit spreads. As of December 31, 2010, the Company did not intend to sell the securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis.

The cost or amortized cost and fair value of available for sale fixed maturity securities in an unrealized loss position at December 31, 2010, by contractual maturity, is shown below:

                                              COST OR
                                          AMORTIZED COST         FAIR VALUE
--------------------------------------------------------------------------------
Due after one year through five years              $40                  $30
Due after five years through ten years          22,076               21,111
Due after ten years                              5,082                4,852
                                             ---------            ---------
                                 TOTAL          27,198               25,993
Residential mortgage-backed                      2,390                2,178
                                             ---------            ---------
                                 TOTAL         $29,588              $28,171
                                             ---------            ---------

The Company has exposure to sub-prime and related mortgages within our fixed maturity security portfolio. At December 31, 2010, approximately 1.6% of the residential mortgage-backed holdings had exposure to sub-prime mortgage collateral. This represented approximately 0.1% of the total fixed income portfolio and 3.1% of the total unrealized loss position. There is one security with sub-prime exposure, that is below investment grade. All residential mortgage-backed securities, including those with sub-prime exposure, are reviewed as part of the ongoing other-than-temporary impairment monitoring process.

The Company has made commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the U.S. and Canada. At December 31, 2010, approximately 49% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Texas, and New York. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $417 to $2,591 at December 31, 2010 and from $426 to $2,647 at December 31, 2009.

Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio of one. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter. The following summarizes our loan-to-value and average debt-service coverage ratios:

                                                     % OF             DEBT-
                                                    GROSS            SERVICE
                               CARRYING            MORTGAGE         COVERAGE
LOAN-TO-VALUE                    VALUE              LOANS             RATIO
--------------------------------------------------------------------------------
70% and less                     $16,464              61.5%            1.87
71 - 80%                           1,338               5.0%            1.57
81 - 95%                           7,257              27.1%            1.26
Greater than 95%                   1,711               6.4%             .92
                               ---------            ------            -----
Gross commercial mortgage
 loans                            26,770             100.0%            1.63
                               ---------            ------            -----
Less valuation allowance            (502)
                               ---------
NET COMMERCIAL MORTGAGE LOANS    $26,268
                               ---------

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to earthquakes, have deteriorating credits or have experienced a reduction in debt-service coverage ratio. Where warranted, we have established or increased a valuation allowance based upon this analysis.

The commercial mortgage loan valuation allowance for losses was $502 and $355 at December 31, 2010 and 2009, respectively. The increase in the commercial mortgage loan valuation allowance for the years ended December 31, 2010 and 2009 is due to the current year provision of $147 and $252, respectively.

The Company has fixed maturities of $608 and $539 at December 31, 2010 and 2009, respectively, on deposit with various governmental authorities as required by law.

4.  FAIR VALUE DISCLOSURES

FAIR VALUES, INPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURES

The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The levels of the fair value hierarchy are described below:

- Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

- Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.

- Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009. The amounts presented below for Cash equivalents, Assets held in separate accounts and liabilities related to separate accounts differ from the amounts presented in the balance sheets because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for Assets held in separate accounts are received directly from third parties.

The following tables present the Company's fair value hierarchy for those recurring basis assets and liabilities as of December 31, 2010 and 2009.

                                                                                           DECEMBER 31, 2010
FINANCIAL ASSETS                                                         Total          Level 1          Level 2         Level 3
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States Government and government agencies and authorities          $1,108           $ --            $1,108           $ --
 State, municipalities and political subdivisions                          24,972             --            24,972             --
 Foreign governments                                                          862             --               862             --
 Asset-backed                                                                 105             --               105             --
 Commercial mortgage-backed                                                 4,916             --             4,916             --
 Residential mortgage-backed                                                7,250             --             7,250             --
 Corporate                                                                 85,186             --            83,999          1,187
Equity securities:
 Non-redeemable preferred stocks                                            7,802             --             7,802             --
Short term investments                                                        165            165(b)             --             --
Cash equivalents                                                              114            114                --             --
Assets held in separate accounts                                           12,028          9,031(a)          2,997(c)          --
                                                                      -----------       --------       -----------       --------
                                              TOTAL FINANCIAL ASSETS     $144,508         $9,310          $134,011         $1,187
                                                                      -----------       --------       -----------       --------
FINANCIAL LIABILITIES
Liabilities related to separate accounts                                  $12,028         $9,031(a)         $2,997(c)        $ --
                                                                      -----------       --------       -----------       --------

                                                                              DECEMBER 31, 2009
FINANCIAL ASSETS                                            Total           Level 1         Level 2         Level 3
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
 United States Government and government agencies and
  authorities                                                   $539            $ --             $539        $ --
 State, municipalities and political subdivisions             25,503              --           25,503          --
 Foreign governments                                             845              --              845          --
 Asset-backed                                                    150              --              150          --
 Commercial mortgage-backed                                    5,001              --            5,001          --
 Residential mortgage-backed                                   7,142              --            7,142          --
 Corporate                                                    67,443              --           66,285       1,158
 Equity securities:
Non-redeemable preferred stocks                                7,574              --            7,574          --
Short term investments                                         3,891           3,891(b)            --          --
Cash equivalents                                                 953             953               --          --
Assets held in separate accounts                              12,271           8,782(a)         3,489(c)       --
                                                          ----------       ---------       ----------         ---
                                  TOTAL FINANCIAL ASSETS    $131,312         $13,626         $116,528       $1,158
                                                          ----------       ---------       ----------         ---
FINANCIAL LIABILITIES
Liabilities related to separate accounts                     $12,271          $8,782(a)        $3,489(c)     $ --
                                                          ----------       ---------       ----------         ---

(a)  Mainly includes mutual funds.

(b) Mainly includes money market funds.

(c)  Mainly includes fixed maturity securities.

There were no significant transfers between Level 1 and Level 2 financial assets during the period. However, there were transfers between Level 2 and Level 3 financial assets during the period, which are reflected in the "Net transfers" line below. Transfers between Level 2 and Level 3 most commonly occur when market observable inputs that were previously available become unavailable in the current period. The remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2010 and 2009:

                                                                              YEAR ENDED DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      EQUITY
                                                                         FIXED MATURITY SECURITIES                  SECURITIES
                                                                   UNITED STATES                                       NON-
                                               TOTAL               GOVERNMENT AND                                   REDEEMABLE
                                              LEVEL 3           GOVERNMENT AGENCIES                                 PREFERRED
                                               ASSETS             AND AUTHORITIES                 CORPORATE           STOCKS
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                    $1,158                    $ --                      $1,158             $ --
Net unrealized gains (losses) included in
 stockholder's equity                               48                      (9)                         51                6
Purchases                                        2,234                   2,234                          --               --
Sales                                             (199)                     --                        (199)              --
Net transfers (1)                               (2,054)                 (2,225)                        177               (6)
                                              --------                --------                     -------             ----
Balance, end of period                          $1,187                    $ --                      $1,187             $ --
                                              --------                --------                     -------             ----

                                                                              YEAR ENDED DECEMBER 31, 2009
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                      EQUITY
                                                                                                                    SECURITIES
                                                                                                                       NON-
                                                                     TOTAL                                          REDEEMABLE
                                                                    LEVEL 3         FIXED MATURITY SECURITIES       PREFERRED
                                                                    ASSETS                  CORPORATE                 STOCKS
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                                         $1,047                     $842                    $205
Total losses (realized/unrealized) included in earnings
 earnings                                                              (115)                    (115)                     --
Net unrealized gains (losses) included in stockholder's
 equity                                                                 160                      161                      (1)
Purchases                                                                31                       31                      --
Sales                                                                   (26)                     (26)
Net transfers (1)                                                        61                      265                    (204)
                                                                    -------                  -------                  ------
Balance, end of period                                               $1,158                   $1,158                    $ --
                                                                    -------                  -------                  ------

(1) Net transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, valuation techniques consistent with the market approach including matrix pricing and comparables are used. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but rather by relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.

Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques, and the multi-period excess earnings method.

Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

While not all three approaches are applicable to all financial assets or liabilities, where appropriate, one or more valuation techniques may be used. For all the classes of financial assets and liabilities included in the above hierarchy, excluding privately placed corporate bonds, the market valuation technique is generally used. For privately placed corporate bonds, the income valuation technique is generally used. For the years ended December 31, 2010 and 2009, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.

Level 2 securities are valued using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for our Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance, defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The following observable market inputs ("standard inputs"), listed in the approximate order of priority, are utilized in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. To price municipal bonds, the pricing service uses material event notices and new issue data inputs in addition to the standard inputs. To price residential and commercial mortgage-backed securities and asset-backed securities, the pricing service uses vendor trading platform data, monthly payment information and collateral performance inputs in addition to the standard inputs. The pricing service also evaluates each security based on relevant market information including: relevant credit information, perceived market movements and sector news. Valuation models can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources and are categorized as Level 3 securities. The Company could not corroborate the non-binding broker quotes with Level 2 inputs.

A non-pricing service source prices certain privately placed corporate bonds using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.

Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:

-   There are few recent transactions,

-   Little information is released publicly,

- The available prices vary significantly over time or among market participants,

-   The prices are stale (i.e., not current), and

-   The magnitude of the bid-ask spread.

Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.

The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize our financial assets in the fair value hierarchy.

DISCLOSURES FOR NON-FINANCIAL ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill and finite-lived intangible assets.

In accordance with the goodwill guidance, since the carrying amount of the Company was greater than its estimated fair value as determined in Step 1 of the impairment test, the Company was required to measure the fair value of goodwill of the Company in Step 2 of the impairment test. Goodwill of the Company with a carrying amount of $1,114 was written down to its implied fair value of $324, resulting in an impairment charge of $790, which was included in earnings for the period. See Note 13 for further information.

To estimate the fair value, the Company utilized both the income and market valuation approaches. Under the income approach, the Company determined the fair value considering distributable earnings which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2010 earnings and price to estimated 2011 earnings which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.

The following tables present the Company's fair value hierarchy for goodwill measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2010 and 2009.

                                                                     ASSETS AT FAIR VALUE NON-RECURRING BASIS
                                                     LEVEL 1              LEVEL 2               LEVEL 3                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2010
Goodwill                                               $ --                 $ --                  $324                  $324
                                                       ----                 ----                 -----                 -----

                                                                        ASSETS AT FAIR VALUE NON-RECURRING BASIS
                                                           LEVEL 1              LEVEL 2                LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
At December 31, 2009
Goodwill                                                     $ --                 $ --                  $1,114             $1,114
                                                             ----                 ----                 -------            -------

The following table presents the related impairment charge as of December 31, 2010 and 2009:

                                                          IMPAIRMENT CHARGES
                                                          TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                         2010            2009
--------------------------------------------------------------------------------
Goodwill                                                    $790            $924
                                                       ---------       ---------

FAIR VALUE OF FINANCIAL INSTRUMENTS DISCLOSURES

The financial instruments guidance requires disclosure of fair value information about financial instruments, as defined therein, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method and joint ventures guidance (such as real estate joint ventures).

For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the FAIR VALUEINPUTS AND VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND LIABILITIES DISCLOSURES section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:

-   Cash and cash equivalents

-   Fixed maturity securities

-   Equity securities

-   Short-term investments

-   Other investments

-   Assets held in separate accounts

-   Liabilities related to separate accounts

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:

COMMERCIAL MORTGAGE LOANS AND POLICY LOANS: the fair values of mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying value of policy loans reported in the balance sheets approximate fair value.

POLICY RESERVES UNDER INVESTMENT PRODUCTS: the fair values for the Company's policy reserves under the investment products are determined using discounted cash flow analysis.

FUNDS HELD UNDER REINSURANCE: the carrying value reported approximates fair value due to the short maturity of the instruments.

The following table discloses the carrying value and fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of December 31, 2010 and 2009.

                                                   DECEMBER 31, 2010
                                          CARRYING
                                            VALUE                  FAIR VALUE
----------------------------------------------------------------------------------
FINANCIAL ASSETS
Commercial mortgage loans on real
 estate                                     $26,268                   $27,459
Policy loans                                    142                       142
FINANCIAL LIABILITIES
Policy reserves under investment
 products (Individual and group
 annuities, subject to
 discretionary withdrawal)                   $2,980                    $3,025
Funds held under reinsurance                     94                        94

                                                   DECEMBER 31, 2009
                                          CARRYING
                                            VALUE                  FAIR VALUE
-----------------------------------  ---------------------------------------------
FINANCIAL ASSETS
Commercial mortgage loans on real
 estate                                     $27,302                   $26,828
Policy loans                                     78                        78
FINANCIAL LIABILITIES
Policy reserves under investment
 products (Individual and group
 annuities, subject to
 discretionary withdrawal)                   $2,813                    $2,601
Funds held under reinsurance                    104                       104

The fair value of the Company's liabilities for insurance contracts, other than investment-type contracts, are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

5. INCOME TAXES

The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its parent, Assurant, Inc. Information about the Company's current and deferred federal tax expense (benefit) follows:

                                                 YEARS ENDED DECEMBER 31,
                                            2010           2009           2008
-------------------------------------------------------------------------------------
Current expense                             $3,759         $3,618         $4,559
Deferred expense (benefit)                     291            298           (744)
                                          --------       --------       --------
                TOTAL INCOME TAX EXPENSE    $4,050         $3,916         $3,815
                                          --------       --------       --------

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                 DECEMBER 31,
                                          2010                       2009                  2008
-----------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX RATE                         35.0%                 35.0%                 35.0%
RECONCILING ITEMS:
 Tax exempt interest                            (2.5)                 (2.6)                 (1.5)
 Dividends-received deduction                   (0.8)                 (0.9)                 (0.6)
 Goodwill impairment*                            2.4                   2.8                    --
 Permanent nondeductible expenses                0.1                   0.1                   2.0
 Change in valuation allowance                   0.1                    --                   2.5
 Other                                           0.1                   0.1                    --
                                               -----                 -----                 -----
EFFECTIVE INCOME TAX RATE:                      34.4%                 34.5%                 37.4%
                                               -----                 -----                 -----

*   See Note 13 for further information on goodwill impairment.

As of December 31, 2010 and 2009, the Company had no liability for unrecognized tax benefits.

The Company files federal income tax returns in the U.S. The Company has substantially concluded all U.S. federal income tax matters for years through 2004.

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

                                               DECEMBER 31,
                                            2010           2009
----------------------------------------------------------------------
DEFERRED TAX ASSETS:
Deferred gains on reinsurance               $1,252         $1,135
Investments, net                             1,089          1,074
Deferred acquisition costs                     901            934
Employee and post-retirement benefits          482            373
Capital loss carryforwards                     296            335
Other                                           52             64
                                          --------       --------
                TOTAL DEFERRED TAX ASSET     4,072          3,915
Less valuation allowance                      (160)          (145)
                                          --------       --------
    DEFERRED TAX ASSET, NET OF VALUATION
                               ALLOWANCE     3,912          3,770
                                          --------       --------
DEFERRED TAX LIABILITIES:
Policyholder and separate account
 reserves                                    2,020          1,623
Net unrealized appreciation on
 securities                                  2,307          1,784
Other                                           35             --
                                          --------       --------
            TOTAL DEFERRED TAX LIABILITY     4,362          3,407
                                          --------       --------
     NET DEFERRED INCOME TAX (LIABILITY)
                                   ASSET     $(450)          $363
                                          --------       --------

The Company's total valuation allowance against deferred tax assets increased $15 to $160 at December 31, 2010, from $145 at December 31, 2009. The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance has been assigned to the Company based on the provisions of the tax sharing agreement. A cumulative valuation allowance of $160 has been recorded because it is management's assessment that it is more likely than not that only $3,912 of deferred tax assets will be realized. The total valuation allowance of $160 relates to the deferred tax asset on capital losses.

The Company's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future GAAP taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company's tax-planning strategies or in the scheduling of the reversal of the Company's deferred tax liabilities, the valuation allowance may need to be adjusted in the future.

At December 31, 2010, the Company had no net operating loss carryforwards for U.S. federal income tax purposes. At December 31, 2010, the Company had a capital loss carryover of $845 for U.S. federal income tax purposes which was generated in 2008 and which will expire, if not utilized, in 2013.

6. PREMIUMS AND ACCOUNTS RECEIVABLE

Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

                                               DECEMBER 31,
                                            2010           2009
-----------------------------------------------------------------
Insurance premiums receivable               $2,259         $3,094
Other receivables                              206            193
                                          --------       --------
                                   TOTAL    $2,465         $3,287
                                          --------       --------

7. STOCKHOLDER'S EQUITY

The Board of Directors of the Company has authorized 100,000 shares of common stock with a stated value of $20 per share. All the shares are issued and outstanding as of December 31, 2010 and 2009. All the outstanding shares at December 31, 2010 are owned by the Parent. See Note 1 for further information. The Company paid dividends of $15,000, $4,399, and $4,303 at December 31, 2010, 2009 and 2008, respectively.

The maximum amount of dividends which can be paid by the State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus. See Note 8 for further information.

8. STATUTORY INFORMATION

The Company prepares financial statements on the basis of statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP;
2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP;
6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP;
8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; and 9) the criteria for obtaining reinsurance accounting treatment is different under SAP than under GAAP.

Reconciliations of net income and stockholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

                                                       NET INCOME
                                           2010           2009           2008
-------------------------------------------------------------------------------
Based on statutory accounting practices    $7,840         $10,904        $4,270
Deferred acquisition costs                   (134)           (328)         (114)
Deferred and uncollected premiums              (5)             (1)           (6)
Policy and claim reserves                   1,329          (1,421)        1,971
Investment valuation difference              (211)           (442)           49
Commissions and fees                           96              60            27
Deferred taxes                               (290)           (298)          744
Deferred gain on disposal of businesses         2             (16)          151
Goodwill and intangibles                     (799)           (903)           --
Pension                                      (311)           (170)         (148)
Reinsurance in unauthorized companies          --              --            --
Interest maintenance reserve, deferral
 and amortization                             212              51          (562)
Asset valuation reserve                        --              --            --
Non-admitted assets and other                  (1)              2            --
                                          -------       ---------       -------
Based on generally accepted accounting
 principles                                $7,728          $7,438        $6,382
                                          -------       ---------       -------

                                                 SHAREHOLDER'S EQUITY
                                                 2010            2009
----------------------------------------  -----------------------------------
Based on statutory accounting practices          $45,807         $51,833
Deferred acquisition costs                           461             595
Deferred and uncollected premiums                     35              40
Policy and claim reserves                          7,359           6,030
Investment valuation difference                    6,101           4,818
Commissions and fees                                 (87)           (183)
Deferred taxes                                    (3,377)         (2,531)
Deferred gain on disposal of businesses           (3,576)         (3,244)
Goodwill and intangibles                             336           1,135
Pension                                           (1,377)         (1,066)
Reinsurance in unauthorized companies                  1              66
Interest maintenance reserve, deferral
 and amortization                                    (25)           (237)
Asset valuation reserve                              735             485
Non-admitted assets and other                      1,988           2,940
                                               ---------       ---------
Based on generally accepted accounting
 principles                                      $54,381         $60,681
                                               ---------       ---------

Insurance enterprises are required by state insurance departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary dividends of $4,849 and $4,399 during the years ended December 31, 2010 and 2009, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurers surplus as regards to policyholders on December 31 of the next year, or the net gain from operations. The Company declared and paid extraordinary dividends of $10,151 during the year ended December 31, 2010. No extraordinary dividends were declared and paid in 2009. The Company has the ability, under state regulatory requirements, to dividend up to $4,381 to the Parent in 2011 without permission from New York regulators.

9. REINSURANCE

In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

                                             2010         2009
------------------------------------------------------------------
Ceded future policy holder benefits and
 expense                                     $114,552      $72,887
Ceded unearned premium                          4,918        7,567
Ceded claims and benefits payable              22,365       47,441
Ceded paid losses                                 568        2,179
                                          -----------  -----------
                                   TOTAL     $142,403     $130,074
                                          -----------  -----------

A key credit quality indicator for reinsurance recoverable is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2010 grouped by A.M. Best rating.

                                            CEDED FUTURE
                                            POLICYHOLDER                              CEDED CLAIMS
BEST RATINGS OF                             BENEFITS AND        CEDED UNEARNED        AND BENEFITS
REINSURER                                      EXPENSE             PREMIUMS             PAYABLE
-----------------------------------------------------------------------------------------------------
A++ or A+                                      $111,072              $2,732              $18,731
A or A-                                           3,280               2,186                2,101
Not Rated                                           200                  --                1,533
                                              ---------             -------             --------
REINSURANCE RECOVERABLE                        $114,552              $4,918              $22,365
                                              ---------             -------             --------


BEST RATINGS OF                            CEDED PAID
REINSURER                                    LOSSES         TOTAL
---------------------------------------  --------------------------
A++ or A+                                       $73        $132,608
A or A-                                         289           7,856
Not Rated                                       206           1,939
                                              -----       ---------
REINSURANCE RECOVERABLE                        $568        $142,403
                                              -----       ---------

A.M. Best ratings for The Hartford and John Hancock Life Insurance Company ("John Hancock") a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A and A+, respectively. A.M. Best recently placed a negative outlook on the financial strength ratings of John Hancock and a stable outlook on the financial strength ratings of The Hartford. The total amount of recoverable for these two reinsurers is $132,610 as of December 31, 2010. Most of the assets backing reserves relating to reinsurance recoverables from these two counterparties are held in trust.

The effect of reinsurance on premiums earned and benefits incurred was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                                       2010
                                                    LONG                    SHORT
                                                  DURATION                DURATION             TOTAL
------------------------------------------------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $10,363                 $34,688             $45,051
 Premiums assumed                                       --                   8,727               8,727
 Premiums ceded                                    (10,363)                 (4,774)            (15,137)
                                                  --------                 -------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                 $38,641             $38,641
                                                  --------                 -------            --------
Direct policyholder benefits                       $53,892                 $19,881             $73,773
 Policyholder benefits assumed                          --                   6,928               6,928
 Policyholder benefits ceded                       (53,886)                 (6,370)            (60,256)
                                                  --------                 -------            --------
             NET POLICYHOLDER BENEFITS                  $6                 $20,439             $20,445
                                                  --------                 -------            --------

                                                           YEARS ENDED DECEMBER 31,
                                                                        2009
                                                    LONG                    SHORT
                                                  DURATION                 DURATION             TOTAL
--------------------------------------  ---------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $10,185                  $44,702             $54,887
 Premiums assumed                                       --                    9,303               9,303
 Premiums ceded                                    (10,185)                 (11,164)            (21,349)
                                                  --------                 --------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                  $42,841             $42,841
                                                  --------                 --------            --------
Direct policyholder benefits                       $27,967                  $30,810             $58,777
 Policyholder benefits assumed                          --                    6,393               6,393
 Policyholder benefits ceded                       (27,962)                 (11,215)            (39,177)
                                                  --------                 --------            --------
             NET POLICYHOLDER BENEFITS                  $5                  $25,988             $25,993
                                                  --------                 --------            --------

                                                           YEARS ENDED DECEMBER 31,
                                                                        2008
                                                    LONG                    SHORT
                                                  DURATION                 DURATION             TOTAL
--------------------------------------  --------------------------------------------------------------------
Direct earned premiums and other
 considerations                                    $11,837                  $55,405             $67,242
 Premiums assumed                                       --                   25,020              25,020
 Premiums ceded                                    (11,837)                 (15,572)            (27,409)
                                                  --------                 --------            --------
         NET EARNED PREMIUMS AND OTHER
                        CONSIDERATIONS                $ --                  $64,853             $64,853
                                                  --------                 --------            --------
Direct policyholder benefits                       $12,927                  $30,532             $43,459
 Policyholder benefits assumed                          --                   21,176              21,176
 Policyholder benefits ceded                       (12,922)                 (12,086)            (25,008)
                                                  --------                 --------            --------
             NET POLICYHOLDER BENEFITS                  $5                  $39,622             $39,627
                                                  --------                 --------            --------

The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.

LOSS PROTECTION AND CAPITAL MANAGEMENT

As part of the Company's overall risk and capacity management strategy, the Company purchases reinsurance for certain risks underwritten by the Company, including significant individual or catastrophic claims.

Under indemnity reinsurance transactions in which the Company is the ceding insurer, the Company remains liable for policy claims if the assuming company fails to meet its obligations. To mitigate this risk, the Company has control procedures to evaluate the financial condition of reinsurers and to monitor the concentration of credit risk. The selection of reinsurance companies is based on criteria related to solvency and reliability and, to a lesser degree, diversification.

BUSINESS DIVESTITURES

The Company has used reinsurance to exit certain businesses, such as the disposals of FFG and LTC. Reinsurance was used in these cases to facilitate the transactions because the businesses shared legal entities with operating segments that the

Company retained. Assets supporting liabilities ceded relating to these businesses are held in trusts for LTC and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from The Hartford was $3,280 and $3,012 as of December 31, 2010 and 2009, respectively. The reinsurance recoverable from John Hancock was $129,330 and $81,234 as of December 31, 2010 and 2009, respectively.

The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.

In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2010, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of The Hartford or John Hancock that reinsure the FFG and LTC businesses and the Company has not been obligated to fulfill any of such reinsurers' obligations.

10.  RESERVES

The following table provides reserve information of the Company's major product lines at the date shown:

                                                               DECEMBER 31, 2010   CLAIMS AND BENEFITS
                                                                                         PAYABLE
                                     FUTURE                                                        INCURRED
                                     POLICY                                                         BUT NOT
                                  BENEFITS AND            UNEARNED              CASE               REPORTED
                                    EXPENSES              PREMIUMS            RESERVES             RESERVES
---------------------------------------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer
  offered                              $1,313                  $2                 $ --                 $606
 FFG, LTC and other
  disposed businesses                 113,080               2,730                  794               16,047
SHORT DURATION CONTRACTS:
 Group term life                           --                  51               11,590                  947
 Group disability                          --                 279               84,461                4,886
 Medical                                   --                   3                  534                   58
 Dental                                    --                  41                   32                  682
 Credit life and
  disability                               --               2,433                2,171                1,307
                                    ---------              ------              -------              -------
                     TOTAL           $114,393              $5,539              $99,582              $24,533
                                    ---------              ------              -------              -------

                                                           DECEMBER 31, 2009  CLAIMS AND BENEFITS
                                                                                    PAYABLE
                                    FUTURE                                                 INCURRED
                                    POLICY                                                  BUT NOT
                                 BENEFITS AND           UNEARNED           CASE            REPORTED
                                   EXPENSES             PREMIUMS         RESERVES          RESERVES
--------------------------  -------------------------------------------------------------------------------
LONG DURATION CONTRACTS:
 Life insurance no longer
  offered                            $1,569                  $3               $ --             $708
 FFG, LTC and other
  disposed businesses                71,144               2,365                476           10,303
SHORT DURATION CONTRACTS:
 Group term life                         --                  57             12,184            1,175
 Group disability                        --               1,152             93,897            5,650
 Medical                                 --                   3                721               47
 Dental                                  --                  80                 37              828
 Credit life and
  disability                             --               5,731              2,934            2,283
                                    -------              ------          ---------          -------
                     TOTAL          $72,713              $9,391           $110,249          $20,994
                                    -------              ------          ---------          -------

The following table provides a roll-forward of the Company's product lines with the most significant short duration claims and benefits payable balances: group term life and group disability lines of business. Claims and benefits payable is comprised of case and IBNR reserves.

                                            GROUP
                                            TERM            GROUP
                                            LIFE          DISABILITY
-------------------------------------------------------------------------
BALANCE AS OF DECEMBER 31, 2007, GROSS
 OF REINSURANCE                             $16,347         $106,634
Less: Reinsurance ceded and other (1)          (395)         (31,700)
                                          ---------       ----------
Balance as of January 1, 2008, net of
 reinsurance                                 15,952           74,934
Incurred losses related to:
 Current year                                 6,992           26,528
 Prior year's interest                          526            3,073
 Prior year(s)                               (1,994)         (10,118)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      5,524           19,483
Paid losses related to:
 Current year                                 4,115            6,402
 Prior year(s)                                2,173           12,422
                                          ---------       ----------
                       TOTAL PAID LOSSES      6,288           18,824
Balance as of December 31, 2008, net of
 reinsurance                                 15,188           75,593
Plus: Reinsurance ceded and other (1)           228           32,643
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2008, GROSS
 OF REINSURANCE                              15,416          108,236
Less: Reinsurance ceded and other (1)          (228)         (32,643)
                                          ---------       ----------
Balance as of January 1, 2009, net of
 reinsurance                                 15,188           75,593
Incurred losses related to:
 Current year                                 4,868           11,366
 Prior year's interest                          516            3,252
 Prior year(s)                                 (711)          (6,069)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      4,673            8,549
Paid losses related to:
 Current year                                 3,391            2,856
 Prior year(s)                                3,328           15,052
                                          ---------       ----------
                       TOTAL PAID LOSSES      6,719           17,908
Balance as of December 31, 2009, net of
 reinsurance                                 13,142           66,234
Plus: Reinsurance ceded and other (1)           217           33,313
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2009, GROSS
 OF REINSURANCE                              13,359           99,547
Less: Reinsurance ceded and other (1)          (217)         (33,313)
                                          ---------       ----------
Balance as of January 1, 2010, net of
 reinsurance                                 13,142           66,234
Incurred losses related to:
 Current year                                 2,536           11,802
 Prior year's interest                          453            3,426
 Prior year(s)                               (1,165)          (7,132)
                                          ---------       ----------
                   TOTAL INCURRED LOSSES      1,824            8,096
Paid losses related to:
 Current year                                 1,213              972
 Prior year(s)                                1,527          (12,528)
                                          ---------       ----------
                       TOTAL PAID LOSSES      2,740          (11,556)
BALANCE AS OF DECEMBER 31, 2010, NET OF
 REINSURANCE                                 12,227           85,886
Plus: Reinsurance ceded and other (1)           310            3,461
                                          ---------       ----------
BALANCE AS OF DECEMBER 31, 2010, GROSS
 OF REINSURANCE                             $12,537          $89,347
                                          ---------       ----------

(1) Reinsurance ceded and other includes claims and benefits payable balances that have either been (a) reinsured to third parties, (b) established for claims related expenses whose subsequent payment is not recorded as a paid claim, or (c) reserves established for obligations that would persist even if contracts were cancelled (such as extension of benefits), which cannot be analyzed appropriately under a roll-forward approach.

SHORT DURATION CONTRACTS

The Company's short duration contracts are comprised of group term life, group disability, medical, dental, and credit life and disability. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Case and IBNR reserves are developed using actuarial principles and assumptions that consider, among other things, contractual requirements, historical utilization trends and payment patterns, benefit changes, medical inflation, seasonality, membership, product mix, legislative and regulatory environment, economic factors, disabled life mortality and claim termination rates and other relevant factors. The Company consistently applies the principles and assumptions listed above from year to year, while also giving due consideration to the potential variability of these factors.

Since case and IBNR reserves include estimates developed from various actuarial methods, the Company's actual losses incurred may be more or less than the Company's previously developed estimates. As shown in the table above, if the amounts listed on the line labeled "Incurred losses related to: Prior year" are negative (redundant) this means that the Company's actual losses incurred related to prior years for these lines were less than the estimates previously made by the Company. If the line labeled "Incurred losses related to: Prior year" are positive (deficient) this means that the Company's actual losses incurred related to prior years for these lines were greater than the estimates previously made by the Company.

The Group Term Life case and IBNR reserves redundancies in all years are due to actual mortality rates running below those assumed in prior year reserves, and actual recovery rates running higher than those assumed in prior year reserves.

Group Disability case and IBNR reserves show redundancies in all years due to actual claim recovery rates exceeding those assumed in prior year reserves.

The Company's group disability products are short duration contracts that include short and long-term disability coverage. Case and IBNR reserves for long-term disability have been discounted at 5.25% in 2010. The December 31, 2010 and 2009 liabilities net of reinsurance include $84,762 and $65,007, respectively, of such reserves. The amount of discounts deducted from outstanding reserves as of December 31, 2010 and 2009 are $29,905 and $22,269, respectively.

LONG DURATION CONTRACTS

The Company's long duration contracts are primarily comprised of life insurance policies (no longer offered) and FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Reserves for business previously disposed of by FFG and LTC are included in the Company's reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See
Note 9 for further information.

11. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Parent sponsors a non-contributory, qualified defined benefit pension plan and certain non-contributory, non-qualified post retirement benefits covering employees and certain agents who meet eligibility requirements as to age and length of service. Plan assets of the qualified defined benefit plan are not specifically identified by each participating subsidiary. Therefore, a breakdown of plan assets is not reflected in these financial statements. The Company has no legal obligation for benefits under these plans. The benefits are based on years of service and career compensation. The Parent's pension plan funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as the Parent may determine to be appropriate from time to time up to the maximum permitted, and to charge each subsidiary an allocable amount based on its employee census. Pension costs allocated to the Company amounted to $269, $151 and $124 for 2010, 2009 and 2008, respectively.

The Parent sponsors a defined contribution plan covering substantially all employees. The defined contribution plan provides benefits payable to participants on retirement or disability and to beneficiaries of participants in the event of the participant's death. The amounts expensed by the Company related to this plan were $39, $56 and $58 in 2010, 2009 and 2008, respectively.

With respect to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by our Parent. The Company has no legal obligation for benefits under these plans. Health care benefits, either through the Parent's sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance on a retiree pay all basis, is available to those who retire on or after January 1, 1993. During 2010, 2009 and 2008 the Company incurred expenses related to retirement benefits of $42, $19 and $24, respectively.

12. DEFERRED ACQUISITION COSTS

Information about deferred acquisition costs is as follows:

                                                     DECEMBER 31,
                                           2010         2009          2008
---------------------------------------------------------------------------------
Beginning balance                           $595         $923         $1,037
 Costs deferred                              696          658          1,330
 Amortization                               (830)        (986)        (1,444)
                                          ------       ------       --------
Ending balance                              $461         $595           $923
                                          ------       ------       --------

13. GOODWILL

Information about goodwill is as follows:

                                              GOODWILL FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                            2010          2009          2008
------------------------------------------------------------------------------
Balance as of January 1:
Goodwill                                    $2,038        $2,038        $2,038
Accumulated impairment loss                   (924)           --            --
                                          --------       -------       -------
                                             1,114         2,038         2,038
 Impairments*                                 (790)         (924)           --
                                          --------       -------       -------
Goodwill                                     2,038         2,038         2,038
Accumulated impairment losses               (1,714)         (924)           --
                                          --------       -------       -------
Balance as of December 31:                    $324        $1,114        $2,038
                                          --------       -------       -------

*   See Notes 2 and 4 for further information.

In accordance with the goodwill guidance, goodwill is deemed to have an indefinite life and should not be amortized, but rather must be tested, at least annually, for impairment. In addition, goodwill should be tested for impairment between annual tests if an event occurs or circumstances change that would "more likely than not" reduce the estimated fair value of the Company below its carrying value.

The goodwill impairment test has two steps. Step 1 of the test identifies potential impairments, by comparing the estimated fair value of the Company to its net book value. If the estimated fair value exceeds its net book value, there is no impairment of goodwill and Step 2 is unnecessary. However, if the net book value exceeds the estimated fair value, then Step 1 is failed, and Step 2 is performed to determine the amount of the potential impairment. Step 2 utilizes acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the Company's total estimated fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company's goodwill impairment.

In the fourth quarters of 2010 and 2009, we conducted our annual assessments of goodwill. Based on the results of the 2010 assessment, the Company concluded that its net book value exceeded its estimated fair value and therefore performed a Step 2 test. Based on the results of the Step 2 test, the Company recorded an impairment charge of $790. During 2009, the Company concluded that its net book value exceeded its estimated fair value and recorded a $924 impairment charge after performing a Step 2 test. The 2010 impairment reflects the effects of the low interest rate environment, continuing high unemployment, the slow pace of the economic recovery and an increased net book value of the Company, primarily related to its investment portfolio. The 2009 impairment reflected the challenging near term growth environment for the Company and an increased net book value of the Company, primarily related to its investment portfolio. Management remains confident in the long-term prospects of the Company. See Note 4 for further information.

14. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss), net of tax, at December 31, are as follows:

                                              UNREALIZED                       ACCUMULATED OTHER
                                            GAINS (LOSSES)                       COMPREHENSIVE
                                            ON SECURITIES      OTTI              INCOME (LOSS)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                    $(4,299)         $ --                $(4,299)
                                               --------       -------               --------
Cumulative effect of change in
 accounting principle (after-tax) (1)               (77)         (157)                  (234)
Activity in 2009                                  7,802           151                  7,953
                                               --------       -------               --------
Balance at December 31, 2009                      3,426            (6)                 3,420
                                               --------       -------               --------
Activity in 2010                                    989           (17)                   972
                                               --------       -------               --------
Balance at December 31, 2010                     $4,415          $(23)                $4,392
                                               --------       -------               --------

(1) Relates to the adoption of the OTTI guidance for debt securities. See Notes 3 and 4 for further information.

The amounts in the unrealized gains (losses) on securities column are net of reclassification adjustments of $47, $(321) and $(3,279), net of tax, in 2010, 2009 and 2008, respectively, for net realized gains (losses) on sales of securities included in net income. The amounts in the OTTI column are net of reclassification adjustments of $(96), net of tax, in 2009, for net realized losses on sales of securities included in net income.

15. RELATED PARTY TRANSACTIONS

The Company receives various services from the Parent. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The fees paid to the Parent for these services for the years ended December 31, 2010, 2009 and 2008 were $11,895, $10,517 and $10,181, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

In prior years, the Company ceded group disability business to an affiliate, Union Security Insurance Company ("USIC"). On January 1, 2010, this agreement was terminated for new business written. Effective July 1, 2010, the existing reinsured business was commuted under the same agreement, which involved a release of $26,920 in reserves and cash received from USIC of $29,172. The commutation resulted in a $2,252 gain for the Company, and is reflected in policyholder benefits in the statements of operations. The Company had ceded $67, $4,777 and $7,806 of premiums to USIC in 2010, 2009 and 2008, respectively and $30,149 and $30,802 of reserves in 2009 and 2008, respectively.

The Company provides disability reinsurance for various ceding companies through its affiliate, Disability Reinsurance Management Services, Inc. ("DRMS") who provides administrative services related to the reinsurance issued by the Company. In conjunction with this arrangement, the Company and USIC entered into reinsurance agreements with a client which called for an initial reinsurance payment. As a result, USIC received $5,500. USIC, in turn, paid $1,133 to the Company commensurate with its allocable portion of the assumed risk.

16. COMMITMENTS AND CONTINGENCIES

The Company leased sales office space for its employee benefit products sales under an operating lease arrangement until November 2010, at which time they moved into the Parent headquarters in New York City. Starting in 2011, the Parent will allocate expenses to the Company for the use of this facility. The Company does not have an operating lease arrangement that extends past 2010.

Rent expense was $264, $233 and $534 for 2010, 2009 and 2008, respectively.

The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations. While the Company cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, the Company does not believe that any pending matter will have a material adverse effect individually or in the aggregate, on the Company's financial condition, results of operations, or cash flows.

As previously disclosed, the Parent entered into a settlement on January 21, 2010 in connection with a complaint filed by the U.S. Securities and Exchange Commission (the "SEC") regarding a finite reinsurance arrangement entered into by the Parent. The Parent consented, without admitting or denying the allegations in the complaint, to the entry of a judgment requiring payment of a civil penalty of $3,500, an expense that the Parent accrued as of December 31, 2009, and a permanent injunction prohibiting the Parent from violating certain provisions of the federal securities laws. The court approved the settlement in a final judgment entered on January 25, 2010, and the Parent paid the penalty.

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                              AT DECEMBER 31, 2010
                      SCHEDULE I -- SUMMARY OF INVESTMENTS
                   OTHER-THAN-INVESTMENTS IN RELATED PARTIES

                                                           COST OR                            AMOUNT AT
                                                          AMORTIZED           FAIR         WHICH SHOWN IN
                                                            COST              VALUE         BALANCE SHEET
-------------------------------------------------------------------------------------------------------------
FIXED MATURITY SECURITIES:
 United States Government and government agencies
  and authorities                                               $980            $1,108            $1,108
 States, municipalities and political subdivisions            23,486            24,972            24,972
 Foreign governments                                             758               862               862
 Asset-backed                                                    100               105               105
 Commercial mortgage-backed                                    4,816             4,916             4,916
 Residential mortgage-backed                                   7,088             7,250             7,250
 Corporate                                                    80,775            85,186            85,186
                                                         -----------       -----------       -----------
                   TOTAL FIXED MATURITY SECURITIES           118,003           124,399           124,399
                                                         -----------       -----------       -----------
EQUITY SECURITIES:
 Non-redeemable preferred stocks                               7,607             7,802             7,802
                                                         -----------       -----------       -----------
Commercial mortgage loans on real estate, at
 amortized cost                                               26,268            27,459            26,268
Policy loans                                                     142               142               142
Short-term investments                                           165               165               165
Other investments                                              1,001             1,001             1,001
                                                         -----------       -----------       -----------
                                 TOTAL INVESTMENTS          $153,186          $160,968          $159,777
                                                         -----------       -----------       -----------

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
               FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 & 2008
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

                               FUTURE
              DEFERRED         POLICY                          CLAIMS AND
            ACQUISITION     BENEFITS AND       UNEARNED         BENEFITS          PREMIUM
                COST          EXPENSES         PREMIUMS         PAYABLE           REVENUE
---------------------------------------------------------------------------------------------
2010            $461          $114,393          $5,539          $124,115          $38,641
                ----          --------          ------          --------          -------
2009            $595           $72,713          $9,391          $131,243          $42,841
                ----          --------          ------          --------          -------
2008            $923           $52,837          $9,791          $141,692          $64,853
                ----          --------          ------          --------          -------

                               BENEFITS       AMORTIZATION
                            CLAIMS, LOSSES    OF DEFERRED
                 NET              AND            POLICY          OTHER*
              INVESTMENT      SETTLEMENT      ACQUISITION       OPERATING
                INCOME         EXPENSES          COSTS          EXPENSES
----------  ----------------------------------------------------------------
2010            $7,891          $20,445            $831          $13,751
                ------          -------          ------          -------
2009            $8,161          $25,993            $986          $12,860
                ------          -------          ------          -------
2008            $8,810          $39,627          $1,444          $17,146
                ------          -------          ------          -------

* Includes underwriting, general and administrative expenses and goodwill impairment.

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2010
                           SCHEDULE IV -- REINSURANCE

                                                          CEDED TO            ASSUMED FROM                       PERCENTAGE OF
                                         DIRECT            OTHER                 OTHER              NET             AMOUNT
                                         AMOUNT          COMPANIES             COMPANIES           AMOUNT       ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                 $1,975,303         $232,377                 $ --          $1,742,926            --
                                      ------------       ----------             --------        ------------
PREMIUMS:
 Life insurance                             $9,979           $3,195                 $ --              $6,784            --
 Accident and health insurance              35,072           11,942                8,727              31,857          27.4%
                                      ------------       ----------             --------        ------------
               TOTAL EARNED PREMIUMS       $45,051          $15,137               $8,727             $38,641          22.6%
                                      ------------       ----------             --------        ------------
BENEFITS:
 Life insurance                             $6,182           $3,868                 $ --              $2,314            --
 Accident and health insurance              67,591           56,388                6,928              18,131          38.2%
                                      ------------       ----------             --------        ------------
         TOTAL POLICYHOLDER BENEFITS       $73,773          $60,256               $6,928             $20,445          33.9%
                                      ------------       ----------             --------        ------------

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2009
                           SCHEDULE IV -- REINSURANCE

                                                          CEDED TO            ASSUMED FROM                       PERCENTAGE OF
                                         DIRECT            OTHER                 OTHER              NET             AMOUNT
                                         AMOUNT          COMPANIES             COMPANIES           AMOUNT       ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                 $2,592,928         $461,081                 $ --          $2,131,847            --
                                      ------------       ----------             --------        ------------
PREMIUMS:
 Life insurance                            $11,785           $3,940                 $ --              $7,845            --
 Accident and health insurance              43,102           17,409                9,303              34,996          26.6%
                                      ------------       ----------             --------        ------------
               TOTAL EARNED PREMIUMS       $54,887          $21,349               $9,303             $42,841          21.7%
                                      ------------       ----------             --------        ------------
BENEFITS:
 Life insurance                            $10,057           $4,737                 $ --              $5,320            --
 Accident and health insurance              48,720           34,440                6,393              20,673          30.9%
                                      ------------       ----------             --------        ------------
         TOTAL POLICYHOLDER BENEFITS       $58,777          $39,177               $6,393             $25,993          24.6%
                                      ------------       ----------             --------        ------------

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     FOR THE YEARS ENDED DECEMBER 31, 2008
                           SCHEDULE IV -- REINSURANCE

                                                                       CEDED TO       ASSUMED FROM                 PERCENTAGE OF
                                                         DIRECT         OTHER             OTHER          NET          AMOUNT
                                                         AMOUNT       COMPANIES         COMPANIES       AMOUNT    ASSUMED TO NET
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE                                $3,413,779      $591,163             $ --      $2,822,616         --
                                                       ----------      --------          -------      ----------
PREMIUMS:
 Life insurance                                           $16,192        $5,781             $ --         $10,411         --
 Accident and health insurance                             51,050        21,628           25,020          54,442       46.0%
                                                       ----------      --------          -------      ----------
                                TOTAL EARNED PREMIUMS     $67,242       $27,409          $25,020         $64,853       38.6%
                                                       ----------      --------          -------      ----------
BENEFITS:
 Life insurance                                           $14,232        $7,574             $ --          $6,658         --
 Accident and health insurance                             29,227        17,434           21,176          32,969       64.2%
                                                       ----------      --------          -------      ----------
                          TOTAL POLICYHOLDER BENEFITS     $43,459       $25,008          $21,176         $39,627       53.4%
                                                       ----------      --------          -------      ----------

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
                     AS OF DECEMBER 31, 2010, 2009 AND 2008
                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                                                               ADDITIONS
                                                     BALANCE AT    CHARGED TO            CHARGED                     BALANCE AT
                                                    BEGINNING OF   COSTS AND             TO OTHER                      END OF
                                                        YEAR       EXPENSES              ACCOUNTS      DEDUCTIONS       YEAR
---------------------------------------------------------------------------------------------------------------------------------
2010:
 Valuation allowance for deferred tax assets             $145            $15                $ --          $ --           $160
 Valuation allowance for mortgage loans on real
  estate                                                  355            147                  --            --            502
                                                        -----          -----              ------          ----          -----
                                             TOTAL       $500           $162                $ --          $ --           $662
                                                        -----          -----              ------          ----          -----
2009:
 Valuation allowance for deferred tax assets             $253           $ --               $(108)         $ --           $145
 Valuation allowance for mortgage loans on real
  estate                                                  103            252                  --            --            355
                                                        -----          -----              ------          ----          -----
                                             TOTAL       $356           $252               $(108)         $ --           $500
                                                        -----          -----              ------          ----          -----
2008:
 Valuation allowance for deferred tax assets             $ --           $253                $ --          $ --           $253
 Valuation allowance for mortgage loans on real
  estate                                                   70             33                  --            --            103
                                                        -----          -----              ------          ----          -----
                                             TOTAL        $70           $286                $ --          $ --           $356
                                                        -----          -----              ------          ----          -----

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    Exhibits:
       (1) Resolution of the Board of Directors of First Fortis Life Insurance Company authorizing the establishment of the Separate Account.(1)
       (2)    Not applicable.
       (3)    a) Principal Underwriter and Servicing Agreement.(1)
              b) Form of Dealer Sales Agreement.(2)
       (4)    Form of Variable Annuity Contract.(3)
       (5)    Form of Application.(2)
       (6) a) Amended and Restated Charter of Union Security Life Insurance Company of New York.(4)
              b) Union Security Life Insurance Company of New York Bylaws.(4)
       (7)    Reinsurance Contract and Administrative Services Contract.(2)
       (8)    Form of Participation Agreement.(5)
       (9)    Opinion and consent of Counsel.
       (10) a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
              b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
       (11)   No financial statements are omitted.
       (12)   Not applicable.
       (99)   Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 13, to the Registration Statement, File No. 333-65231, filed on April 28, 2009.

(2) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, File No. 033-71686, filed on April 19, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-14761 filed with the Commission on April 4, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, File No. 333-166472, filed on April 29, 2011

(5) Incorporated by reference to Post-Effective Amendment No. 5, to the Registration Statement File No. 333-79701, filed on April 19, 2002.

ITEM 25.  DIRECTORS AND OFFICERS OF DEPOSITOR

                                            POSITION AND OFFICES
NAME AND ADDRESS                               WITH DEPOSITOR
----------------------------------------------------------------------------------
Valerie Seasholtz (1)     President, Director
Allen R. Freedman (2)     Director
Melissa J. T. Hall (3)    Assistant Treasurer, Director
Terry J. Kryshak (4)      Director
H. Carroll Mackin (5)     Director
Tamrha Magelson (6)       Treasurer, Chief Financial Officer
Esther L. Nelson (7)      Director
John S. Roberts (8)       Chief Executive Officer, Chairman of the Board, Director
Paula M. SeGuin (9)       Chief Administrative Officer, Vice President, Assistant
                          Secretary, Director

------------

(1)  Address: 1122 Quail Roost Dr. Miami Fl 33157

(2)  Address: 525 County Hwy. 40, Charlotteville, NY 12036

(3)  Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005

(4)  Address: 900 Meadow Creek, Dr., Frisco, CO 80443

(5)  Address: 7 Gates Road, Etna, NH 03750

(6)  Address: 576 Bielenberg Dr. Woodbury, MN 55125

(7)  Address: 899 Wiley Town Road, Fly Creek, NY 13337

(8)  Address: 2323 Grand Boulevard, Kansas City, MO 64108

(9)  Address: 212 Highbridge St., Suite D, Fayetteville, NY 13066

ITEM 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
REGISTRANT.

     Incorporated by reference to Post-effective Amendment No. 21 to the Registration Statement File No. 333-79701 filed with the Commission on April 29, 2011.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of January 31, 2011 there were 33,776 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Union Security Life Insurance Company of New York's By-Laws provide for indemnity and payment of expenses of Union Security officers and directors in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable New York law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and for a purpose that he reasonably believed to be in, or not opposed to, the best interests of the Registrant, and, in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

     There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

     Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

     Union Security Life Insurance Company of New York - Separate Account A

     Union Security Insurance Company - Variable Account C

     Union Security Insurance Company - Variable Account D

       (b) Officers and Directors of Woodbury Financial Services, Inc.:

NAME AND PRINCIPAL
BUSINESS ADDRESS                                                   TITLE
------------------------------------------------------------------------------------------------------------
Lydia M. Anderson***            Vice President
Scott A. Carlson*               Senior Vice President
Shaun C. Clasby*                Vice President and Chief Marketing Officer
George Eknaian**                Senior Vice President and Chief Actuary
Richard D. Fergesen*            Director, Senior Vice President, Chief Financial Officer, and Financial
                                Principal
Albert Johnson*                 AML Officer and Chief Compliance Officer
Kathleen E. Jorens***           Vice President and Assistant Treasurer
Patrick H. McEvoy*              Director, President and Chief Executive Officer
Brian Murphy**                  Director and Chairman
Robert W. Paiano***             Senior Vice President and Treasurer
Jennifer R. Relien*             Chief Legal Officer and Assistant Secretary
Diane E. Tatelman**             Vice President

------------

*   Address: 7755 3rd Street North, Oakdale, MN 55128.

**  200 Hopmeadow Street, Simsbury CT 06089

*** One Hartford Plaza, Hartford, CT 06115

       (c)  None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, records or other documents required to be kept by
     Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Life Insurance        576 Bielenberg Drive, Woodbury, MN 55125
Company of New York:
Woodbury Financial Services, Inc.:   7755 3rd Street North, Oakdale, MN 55128
Hartford Administrative Services     500 Bielenberg Drive, Woodbury, MN 55125
Company

ITEM 31.  MANAGEMENT SERVICES

     Effective April 1, 2001, Union Security Life Insurance Company of New York ("Union Security") contracted the administrative servicing obligations for the contracts to Hartford Life Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although Union Security ultimately remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured the annuity business of Union Security.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 29th day of April, 2011.

SEPARATE ACCOUNT A OF
UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
(Registrant)

By:       Valerie Seasholtz                              *By:      /s/ Richard J. Wirth
          ---------------------------------------------            ---------------------------------------------
          Valerie Seasholtz                                        Richard J. Wirth
          President*                                               Attorney-in-Fact

UNION SECURITY LIFE INSURANCE COMPANY
OF NEW YORK
(Depositor)

By:       Valerie Seasholtz
          ---------------------------------------------
          Valerie Seasholtz
          President*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Valerie Seasholtz, President. Director*
Terry J. Kryshak, Director*
John S. Roberts, Chief Executive Officer, Chairman of the Board,
 Director*
Mellissa J. T. Hall, Assistant Treasurer, Director*
H. Carroll Mackin, Director*
Esther L. Nelson, Director*
Tamrha Mangelson, Treasurer, Chief Financial Officer*              *By:   /s/ Richard J. Wirth
                                                                          ---------------------------------------------
Allen R. Freedman, Director*                                              Richard J. Wirth
Paula M. SeGuin, Chief Administrative Officer,                            Attorney-in-Fact
 Vice President, Assitant Secretary, Director*                     Date:  April 29, 2011

                                 EXHIBIT INDEX

        9  Opinion and Consent of Counsel.
    10(a)  Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
    10(b)  Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
       99  Copy of Power of Attorney